Registration No. 333-112626

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

☐ Pre-Effective Amendment No.	☒ Post-Effective Amendment No. 11

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 70

Massachusetts Mutual Variable Annuity Separate Account 4

(Exact Name of Registrant)

Massachusetts Mutual Life Insurance Company

(Name of Depositor)

1295 State Street, Springfield, Massachusetts 01111

(Address of Depositor’s Principal Executive Offices)

(413) 788-8411

Stephen L. Kuhn

Senior Vice President, Secretary and Deputy General Counsel

Massachusetts Mutual Life Insurance Company

1295 State Street

Springfield, Massachusetts 01111

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:    Continuous.

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485.

☒	on December 18, 2007 pursuant to paragraph (b) of Rule 485.

☐	60 days after filing pursuant to paragraph (a) of Rule 485.

☐	on pursuant to paragraph (a) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Individual or Group Deferred Variable Annuity Contract

CROSS REFERENCE TO ITEMS

REQUIRED BY FORM N-4

N-4 Item	Caption in Prospectus

1	Cover Page

2	Index of Special Terms

3	Table of Fees and Expenses

4	Condensed Financial Information

5	The Company; Investment Choices

6	Expenses; Distribution

7	Ownership; Purchasing a Contract; Voting Rights; Reservation of Rights; Contract Value; Cover Page

8	The Income Phase

9	Death Benefit

10	Contract Value; Distribution

11	Highlights; Withdrawals

12	Taxes

13	Legal Proceedings

14	Table of Contents of the Statement of Additional Information

Caption in Statement of Additional Information

15	Cover Page

16	Table of Contents

17	Company

18	Distribution; Experts; Custodian

19	Purchase of Securities Being Offered

20	Distribution

21	Not applicable

22	Annuity Payments

23	Financial Statements

PART A

INFORMATION REQUIRED IN A PROSPECTUS

Massachusetts Mutual Life Insurance Company

Massachusetts Mutual Variable Annuity Separate Account 4

MassMutual Transitions Select SM

This prospectus describes an individual deferred variable annuity contract offered by Massachusetts Mutual Life Insurance Company. It provides for accumulation of contract value and annuity payments on a fixed and variable basis. Certain features of this contract involve payment of a credit. If you elect any of these features, your contract expenses may be higher with the feature, than without them. The amount of any credits may be more than offset by the charges for your elected features.

You, the contract owner, have a number of investment choices in this contract. These investment choices include various fixed account choices as well as the following funds which are offered through our separate account, Massachusetts Mutual Variable Annuity Separate Account 4.

AIM Variable Insurance Funds

•	AIM V.I. Financial Services Fund (Series I Shares)
•	AIM V.I. Global Health Care Fund (Series I Shares)
•	AIM V.I. Technology Fund (Series I Shares)

Fidelity® Variable Insurance Products

•	Fidelity® VIP Contrafund® Portfolio (Initial Class)

ING Variable Products Trust

•	ING VP Real Estate Portfolio (Class S)

MML Series Investment Fund

•	MML Aggressive Allocation Fund*
•	MML Asset Allocation Fund
•	MML Balanced Allocation Fund*
•	MML Blue Chip Growth Fund
•	MML Concentrated Growth Fund (Class I)
•	MML Conservative Allocation Fund*
•	MML Emerging Growth Fund
•	MML Equity Income Fund
•	MML Equity Index Fund (Class I)
•	MML Foreign Fund
•	MML Global Fund (Class I)
•	MML Growth Allocation Fund*
•	MML Growth & Income Fund
•	MML Growth Equity Fund
•	MML Income & Growth Fund
•	MML Large Cap Growth Fund
•	MML Large Cap Value Fund
•	MML Mid Cap Growth Fund
•	MML Mid Cap Value Fund
•	MML Moderate Allocation Fund*
•	MML NASDAQ-100® Fund[1]
•	MML Small Cap Growth Equity Fund
•	MML Small Cap Index Fund
•	MML Small Cap Value Fund

MML Series Investment Fund II

•	MML Blend Fund
•	MML Enhanced Index Core Equity Fund
•	MML Equity Fund
•	MML Inflation-Protected Bond Fund
•	MML Managed Bond Fund
•	MML Money Market Fund*
•	MML Small Cap Equity Fund
•	MML Small Company Opportunities Fund

Oppenheimer Variable Account Funds

•	Oppenheimer Balanced Fund/VA
•	Oppenheimer Capital Appreciation Fund/VA
•	Oppenheimer Global Securities Fund/VA
•	Oppenheimer High Income Fund/VA
•	Oppenheimer Main Street Fund®/VA
•	Oppenheimer MidCap Fund/VA
•	Oppenheimer Money Fund/VA (unavailable in contracts issued on or after January 19, 2008)
•	Oppenheimer Strategic Bond Fund/VA

Panorama Series Fund, Inc.

•	Oppenheimer International Growth Fund/VA

PIMCO Variable Insurance Trust

•	PIMCO VIT CommodityRealReturn Strategy Portfolio (Advisor Class)
*	This fund becomes available to all contract owners on and after January 19, 2008, subject to state availability.
[1]	Formerly known as the MML OTC 100 Fund.

Please read this prospectus before investing. You should keep it for future reference. It contains important information about the contract.

To learn more about the contract, you can obtain a copy of the Statement of Additional Information (SAI), dated December 18, 2007. We filed the SAI with the Securities and Exchange Commission (SEC) and it is legally a part of this prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC. The Table of Contents of the SAI is on page 67 of this prospectus. For a free copy of the SAI, or for general inquiries, call our Annuity Service Center at (800) 272-2216 (press 2) or write to: MassMutual Financial Group, Annuity Service Center HUB, P.O. Box 9067, Springfield, MA 01102-9067. (Overnight Mail Address: MassMutual Financial Group, Annuity Service Center HUB, L058, 1295 State Street, Springfield, MA 01111-0111)

The contract:

•	is not a bank or credit union deposit or obligation.
•	is not FDIC or NCUA insured.
•	is not insured by any federal government agency.
•	is not guaranteed by any bank or credit union.
•	may go down in value.

The SEC has not approved the contract or determined that this prospectus is accurate or complete. Any representation that it has is a criminal offense.

The information in this prospectus is not complete and may be amended. We may not sell these securities until the registration statement filed with the SEC is effective. This prospectus is not an offer to sell nor is it seeking an offer to buy these securities in any state that does not permit the offer or sale.

December 18, 2007

Table of Contents

Index of Special Terms

We have tried to make this prospectus as readable and understandable for you as possible. By the very nature of the contract, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms. The page that is indicated here is where we believe you will find the best explanation for the word or term.

Page

Accumulation Phase	13

Accumulation Unit	24

Age	14

Annuitant	14

Annuity Date	35

Annuity Options	37

Annuity Payments	34

Annuity Service Center	1

Annuity Unit Value	36

Contract Anniversary	38

Free Withdrawals	33

Income Phase	34

Interest Rate Factor Adjustment	23

Non-Qualified	61

Purchase Payment	15

Qualified	61

Separate Account	16

Tax Deferral	13

Window Period	23

Index of Special Terms

Highlights

The Prospectus and the Contract

This prospectus describes general provisions of the contract, but is not intended to address all details of the contract. Where the prospectus and contract differ, the contract will control. You should read your contract for more information about its terms and conditions. Your contract may include state specific requirements which are not described in this prospectus. Each contract is subject to the law of the state in which the contract is issued. Some of the terms of your contract may differ from the terms of the contract delivered in another state because of state-specific legal requirements. Some of the subject matters in which there may be state-specific contract provisions include:

•	the contingent deferred sales charge schedule and application of an interest rate factor adjustment, if applicable;

•	the availability of certain investment choices;

•	certain contract features;

•	free look rights;

•	the minimum interest rate credited to the fixed account;

•	premium taxes; and

•	fund transfer rights.

If you would like information regarding state-specific contract provisions, you should contact your registered representative or call the Annuity Service Center at the number shown on page 1 of this prospectus.

Replacement of Life Insurance or Annuities

A “replacement” occurs when a new policy or contract is purchased and, in connection with the sale, an existing policy or contract is surrendered, lapsed, forfeited, assigned to the replacing insurer, otherwise terminated, or used in a financed purchase. A “financed purchase” occurs when the purchase of a new life insurance policy or annuity contract involves the use of funds obtained from the values of an existing life insurance policy or annuity contract through withdrawal, surrender or loan.

There are circumstances in which replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest.

Accordingly, you should make a careful comparison of the costs and benefits of your existing policy or contract and the proposed policy or contract to determine whether replacement is in your best interest.

Suitability

According to federal securities law, a registered representative is required to recommend a security only when he/she believes that the security is suitable for the customer. The registered representative must have reasonable grounds for believing that the recommendation is suitable for such customer based upon the facts disclosed by the customer as to his/her other security holdings and his/her financial situation and needs.

Variable annuities are complex investment products with unique benefits and advantages that may be particularly useful in meeting long-term savings and retirement needs. There are charges associated with these benefits and advantages. Owning a variable annuity represents a long-term financial commitment.

Before you purchase a variable annuity contract, you should consider:

•	if you have a long-term investment horizon.

•	if you can afford to make the initial and any subsequent purchase payments based on your other assets and income.

•	if you understand how the product works and how charges may impact your contract performance.

•	if you are willing to tolerate market fluctuations based on underlying fund performance.

•	if you have a need for the benefits offered with a variable annuity such as tax-deferral and lifetime income.

Highlights

•	if using a variable annuity contract to fund a tax-qualified plan such as an IRA is the right investment decision for you, since a variable annuity does not provide any additional tax advantages.

•	if purchasing a variable annuity is the right investment decision for you if the owner of the contract will be a non-natural person, since generally tax-deferral is not provided when a non-natural person owns a variable annuity contract.

•	if purchasing a variable annuity is the right investment decision for you if you are an older person, given the long-term financial commitment, potential market fluctuations and charges associated with a variable annuity, as well as whether you are in a tax bracket that justifies the need for tax-deferral.

•	if you are replacing your current annuity contract by purchasing the proposed variable annuity contract. If so, carefully compare the costs and benefits of your existing annuity contract with the costs and benefits of the proposed variable annuity contract, and understand what benefits of your existing annuity contract you may be forfeiting.

•	if your registered representative is receiving additional compensation for selling this variable annuity contract. Please refer to the “Distribution” section for more information about additional compensation arrangements.

•	if you are purchasing this contract with the intention to make frequent fund transfers. If you are, you should not purchase this variable annuity contract. Please refer to the “Limits on Frequent Trading and Market Timing Activity” section for more information.

Please note that we and our affiliates offer a variety of annuity contracts. Each contract is designed to satisfy a customer’s need for a long-term retirement product. Please ask your registered representative for more information about the annuity contracts we issue to determine if one of them is a suitable investment for you based upon your needs and financial situation.

Free Look

You have a right to examine your contract. If you change your mind about owning your contract, you can cancel it within 10 days after receiving it. However, this time period may vary by state. When you cancel the contract within this time period, we will not assess a contingent deferred sales charge. You will receive back your contract value as of the business day we receive your contract and your written request at our Annuity Service Center. If you purchase this contract as an IRA or your state requires it, we will return the greater of your purchase payments less any withdrawals you took, or the contract value. For contracts issued in New York, you will receive your contract value plus any previously deducted charges.

Contingent Deferred Sales Charge

We do not deduct a sales charge when we receive a purchase payment from you. However, we may assess a contingent deferred sales charge if you withdraw any part of your contract value or apply your contract value to an annuity option. The amount of the contingent deferred sales charge depends upon the amount you withdraw or apply to an annuity option and the length of time between when we issued your contract and when you make a withdrawal or apply a portion or all of your contract value to an annuity option. The standard contingent deferred sales charge ranges from 7% to 0%. In return for receiving a credit to your contract value, we allow you to select a contingent deferred sales charge schedule that ranges from 8% to 0%.

Federal Income Tax Penalty

If you withdraw any of the contract value from your non-qualified contract, a 10% federal income tax penalty may be applied to the amount of the withdrawal that is includible in your gross income for tax purposes. Some withdrawals may be

Highlights

exempt from the penalty tax. They include any amounts:

•	paid on or after you reach age 59 1/2;

•	paid to your beneficiary after you die;

•	paid if you become totally disabled as that term is defined in the Internal Revenue Code;

•	paid in a series of substantially equal periodic payments made annually or more frequently, for life or your life expectancy or for the joint lives or joint life expectancies of you and your designated beneficiary;

•	paid under an immediate annuity; or

•	which come from purchase payments made before August 14, 1982.

The Internal Revenue Code (the Code) treats any withdrawals (1) allocable to purchase payments made after August 13, 1982 in an annuity contract entered into prior to August 14, 1982 and (2) from an annuity contract entered into after August 13, 1982, as first coming from earnings and then from your purchase payments. Separate tax penalties and restrictions apply to withdrawals under qualified contracts. Please refer to the Taxes section of this prospectus for more information.

Highlights

Table Of Fees And Expenses

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.

I.  The first table describes the fees and expenses that you will pay at the time that you transfer the value between investment choices, or surrender the contract. We do not deduct a sales charge when we receive a purchase payment, but we may assess a contingent deferred sales charge as noted below. Premium taxes may also be deducted, but are not reflected below.

Contract Owner Transaction Expenses

	Current	Maximum
Transfer Fee
During the Accumulation Phase	12 free transfers per calendar year, thereafter, $20 per transfer.[1]	12 free transfers per calendar year, thereafter, $20 per transfer.[1]

Contingent Deferred Sales Charge	Current	Maximum
(as a percentage of amount withdrawn or applied to an annuity option)
Standard	7%[2]	7%[2]
Optional Nine Year (credit provided if elected)	8%[2]	8%[2]

1 Currently, any transfers made as part of an Asset Allocation Program, the Separate Account Dollar Cost Averaging Program, the Interest Sweep Option, the DCA Fixed Accounts or the Automatic Rebalancing Program are not subject to the assessment of a transfer fee and, therefore, do not count toward your 12 free transfers every calendar year.

[2]Contingent Deferred Sales Charge Schedules
Standard

Contract year when withdrawal is made or when contract value is applied to an annuity option	1	2	3	4	5	6	7	8 and later

Percentage of amount withdrawn or applied to an annuity option	7%	7%	7%	6%	5%	4%	3%	0%

Optional Nine Year (credit provided if elected)

Contract year when withdrawal is made or when contract value is applied to an annuity option	1	2	3	4	5	6	7	8	9	10 or later

Percentage of amount withdrawn or applied to an annuity option	8%	8%	7%	6%	5%	4%	3%	2%	1%	0%

II.  The next table describes fees and expenses you will pay periodically during the time you own the contract, not including fees and expenses deducted by the funds you select.

Periodic Contract Charges

	Current	Maximum
Annual Contract Maintenance Charge	$40[3]	$60[3]

Separate Account Annual Expenses (as a percentage of average account value in the separate account)
	Current	Maximum
Mortality and Expense Risk Charge	1.00%	1.70%
Administrative Charge	0.15%	0.25%

Total Separate Account Annual Expenses	1.15%	1.95%

[3]	Currently waived if contract value is $100,000 or greater when we are to assess the charge.

Table Of Fees And Expenses

Additional Feature Charges

For MassMutual Guaranteed Income Plus 5 and MassMutual Guaranteed Income Plus 6, the charge is a percentage of the current GMIB value. For the Guaranteed Minimum Withdrawal Benefit, the charge is a percentage of the current benefit base. For all other additional features, in the first contract year, the charge is a percentage of your purchase payments. On the last day of your first contract year and on the last day of each contract year thereafter, the annual charge is a percentage of your contract value on that date.

	Current Charge	Maximum Charge

10%/20% Free Withdrawal Feature	0.25%	0.35%

	Current Charge	Maximum Charge

Annual Ratchet Death Benefit	0.40%	0.90%

	Current Charge	Maximum Charge

Equalizer Benefit	0.50%	0.60%

Guaranteed Minimum Income Benefit	Current Charge	Maximum Charge

MassMutual Guaranteed Income Plus 5 (GMIB 5) (available to contracts applied for on or after 9/1/07, subject to state availability)	0.65%	1.50%

MassMutual Guaranteed Income Plus 6 (GMIB 6) (available to contracts applied for on or after 9/1/07, subject to state availability)	0.80%	1.50%

Basic GMIB (available to contracts applied for prior to 9/1/07, available to all contracts issued in states where GMIB 5 and GMIB 6 are not available)	0.60%	1.25%

Guaranteed Minimum Accumulation Benefit	Current Charge	Maximum Charge

For contracts issued on or after 9/1/06	0.45%	1.00%

For contracts issued prior to 9/1/06	0.35%	1.00%

Guaranteed Minimum Withdrawal Benefit	Current Charge	Maximum Charge

(available in contracts issued on or after 1/19/08, subject to state availability)

MassMutual Lifetime Payment Plus

Single Life	0.60%	1.50%

Joint Life	0.85%	1.50%

	Current Charge	Maximum Charge

Nursing Home Waiver Benefit	0.05%	0.10%

Table Of Fees And Expenses

Annual Fund Operating Expenses

While you own the contract, if your assets are invested in any of the sub-accounts, you will be subject to the fees and expenses charged by the fund in which that sub-account invests. The first table shows the minimum and maximum total operating expenses charged by any of the funds, expressed as a percentage of average net assets, for the year ended December 31, 2006. More detail concerning each fund’s fees and expenses that you may pay periodically during the time that you own the contract, is contained in the second table below and each fund prospectus.

Charge	Minimum	Maximum
Total Annual Fund Operating Expenses that are deducted from fund assets, including management fees, distribution, and/or 12b-1 fees, and other expenses.	0.42%	1.55%

The following table provides more specific information about the total fund operating expenses of each fund. The fees and expenses reflected in this table are expressed as a percentage of average net assets for the year ended December 31, 2006.

Investment Management Fees and Other Expenses

Fund Name	Management Fees	Other Expenses		12b-1 Fees	Acquired Fund Fees and Expenses		Total Fund Operating Expenses
AIM V.I. Financial Services Fund (Series I Shares)	0.75%	0.37%		—	0.01%[2]		1.13%	[1]
AIM V.I. Global Health Care Fund (Series I Shares)	0.75%	0.35%		—	0.01%[2]		1.11%	[1,3]
AIM V.I. Technology Fund (Series I Shares)	0.75%	0.37%		—	0.00%[2]		1.12%	[1]
Fidelity® VIP Contrafund® Portfolio (Initial Class)	0.57%	0.09%		—	—		0.66%	[4]
ING VP Real Estate Portfolio (Class S)	0.78%	0.15%		0.25%	—		1.18%	[5]
MML Aggressive Allocation Fund*	0.10%	0.25%	[16,18]	—	0.79%	[17]	1.14%	[18]
MML Asset Allocation Fund	0.55%	0.06%	[6]	—	—		0.61%	[7]
MML Balanced Allocation Fund*	0.10%	0.25%	[16,18]	—	0.67%	[17]	1.02%	[18]
MML Blend Fund	0.40%	0.03%	[6]	—	—		0.43%
MML Blue Chip Growth Fund	0.75%	0.16%	[6]	—	—		0.91%	[7]
MML Concentrated Growth Fund (Class I)	0.60%	0.34%	[6]	—	—		0.94%	[7]
MML Conservative Allocation Fund*	0.10%	0.25%	[16,18]	—	0.64%	[17]	0.99%	[18]
MML Emerging Growth Fund	1.05%	0.50%		—	—		1.55%	[8]
MML Enhanced Index Core Equity Fund	0.55%	0.15%	[6]	—	—		0.70%	[8]
MML Equity Fund	0.39%	0.03%	[6]	—	—		0.42%
MML Equity Income Fund	0.75%	0.06%	[6]	—	—		0.81%	[7]
MML Equity Index Fund (Class I)	0.10%	0.36%	[6]	—	—		0.46%	[9]
MML Foreign Fund	0.89%	0.14%	[6]	—	—		1.03%	[7]
MML Global Fund (Class I)	0.60%	0.55%	[6]	—	—		1.15%	[7]
MML Growth Allocation Fund*	0.10%	0.25%	[16,18]	—	0.74%	[17]	1.09%	[18]
MML Growth & Income Fund	0.50%	0.05%	[6]	—	—		0.55%	[7]
MML Growth Equity Fund	0.80%	0.35%	[6]	—	—		1.15%	[8]
MML Income & Growth Fund	0.65%	0.07%	[6]	—	—		0.72%	[7]
MML Inflation-Protected Bond Fund	0.57%	0.04%		—	—		0.61%
MML Large Cap Growth Fund	0.65%	0.11%	[6]	—	—		0.76%	[7]
MML Large Cap Value Fund	0.78%	0.07%	[6]	—	—		0.85%	[8]
MML Managed Bond Fund	0.45%	0.01%	[6]	—	—		0.46%

Table Of Fees And Expenses

Fund Name	Management Fees	Other Expenses		12b-1 Fees		Acquired Fund Fees and Expenses		Total Fund Operating Expenses
MML Mid Cap Growth Fund	0.77%	0.06%	[6]	—		—		0.83%	[7]
MML Mid Cap Value Fund	0.84%	0.07%	[6]	—		—		0.91%	[7]
MML Moderate Allocation Fund*	0.10%	0.25%	[16,18]	—		0.70%	[17]	1.05%	[18]
MML Money Market Fund*	0.50%	0.06%		—		—		0.56%
MML NASDAQ-100® Fund**	0.45%	0.63%	[6]	—		—		1.08%	[8]
MML Small Cap Equity Fund	0.65%	0.26%	[6]	—		—		0.91%	[8]
MML Small Cap Growth Equity Fund	1.07%	0.12%	[6]	—		—		1.19%	[8]
MML Small Cap Index Fund	0.35%	0.17%	[6]	—		—		0.52%	[7]
MML Small Cap Value Fund	0.75%	0.08%	[6]	—		—		0.83%	[7]
MML Small Company Opportunities Fund	1.05%	0.07%	[6]	—		—		1.12%	[8]
Oppenheimer Balanced Fund/VA	0.72%	0.03%	[10]	—		—		0.75%	[11,19]
Oppenheimer Capital Appreciation Fund/VA	0.64%	0.03%	[10]	—		—		0.67%	[11]
Oppenheimer Global Securities Fund/VA	0.62%	0.04%	[10]	—		—		0.66%	[11]
Oppenheimer High Income Fund/VA	0.72%	0.02%	[10]	—		—		0.74%	[11]
Oppenheimer International Growth Fund/VA	0.99%	0.05%	[10]	—		—		1.04%	[11]
Oppenheimer Main Street Fund®/VA	0.64%	0.02%	[10]	—		—		0.66%	[11]
Oppenheimer MidCap Fund/VA	0.67%	0.02%	[10]	—		—		0.69%	[11]
Oppenheimer Money Fund/VA***	0.45%	0.04%	[10]	—		—		0.49%
Oppenheimer Strategic Bond Fund/VA	0.62%	0.02%	[10]	—		—		0.64%	[12]
PIMCO VIT CommodityRealReturn Strategy Portfolio (Advisor Class)	0.49%	0.25%	[13]	0.25%	[14]	0.03%		1.02%	[15]

* This fund becomes available to all contract owners on and after January 19, 2008, subject to state availability.

** Formerly known as the MML OTC 100 Fund.

*** Unavailable in contracts issued on or after January 19, 2008.

1. The fund’s advisor has contractually agreed to waive advisory fees and/or reimburse expenses of the fund to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) to 1.30% of average daily net assets. In determining the advisor’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the number stated above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the fund’s Board of Trustees; and (vi) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the fund may benefit are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the fund. The expense limitation is in effect through April 30, 2008.

2. Acquired Fund Fees and Expenses are not fees or expenses incurred by the fund directly but are expenses of the investment companies in which the fund invests. You incur these fees and expenses indirectly through the valuation of the fund’s investment in those investment companies. The impact of the Acquired Fund Fees and Expenses are included in the total returns of the fund.

3. Through April 30, 2008, the advisor has contractually agreed to waive a portion of its advisory fees to the extent necessary so that the advisory fees payable by the fund does not exceed a specified maximum annual advisory fee rate, wherein the fee rate includes breakpoints and is based upon net asset levels. The fund’s maximum annual advisory fee rate ranges from 0.75% (for average net assets up to $250 million) to 0.68% (for average net assets over $10 billion).

4. A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund’s expenses. In addition, through arrangements with the fund’s custodian, credits realized as a result of uninvested cash balances are used to reduce the fund’s custodian expenses. Including these reductions, the total class operating expenses would have been 0.65%. These offsets may be discontinued at any time.

5. The advisor has entered into a written expense limitation agreement with the portfolio under which it will limit expenses of the portfolio, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by the advisor within three years. The expense limit will continue through at least May 1, 2008. The expense limitation agreement is contractual and shall renew automatically for one-year terms unless the advisor provides written notice of the termination of the expense limitation agreement within 90 days of the then-current term or upon termination of the investment management agreement.

6. Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may

Table Of Fees And Expenses

change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

7. MassMutual has agreed to cap the fees and expenses of the fund (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses), excluding Acquired Fund fees and expenses, through April 30, 2008. The agreement cannot be terminated unilaterally by MassMutual. The expenses shown for the MML Asset Allocation Fund, MML Blue Chip Growth Fund, MML Concentrated Growth Fund (Class I), MML Foreign Fund, MML Global Fund (Class I), MML Growth & Income Fund, MML Income & Growth Fund, MML Large Cap Growth Fund and MML Small Cap Index Fund do not reflect this cap. If this table did reflect the cap, the Total Net Operating Expenses would be 0.57%, 0.85%, 0.76%, 1.02%, 0.71%, 0.52%, 0.70%, 0.73% and 0.45%, respectively. For the MML Equity Income Fund, MML Mid Cap Growth Fund, MML Mid Cap Value Fund and MML Small Cap Value Fund the cap is greater than the expenses reflected in the table.

8. MassMutual has agreed to bear expenses of the funds (other than the management fees, interest, taxes, brokerage commissions, extraordinary litigation and legal expenses, or other non-recurring or unusual expenses), excluding Acquired Fund fees and expenses, in excess of 0.11% of the average daily net asset values of the funds through April 30, 2008. Such agreements cannot be terminated unilaterally by MassMutual. The expenses shown for MML Emerging Growth Fund, MML Enhanced Index Core Equity Fund, MML Growth Equity Fund, MML OTC 100 Fund and MML Small Cap Equity Fund do not include this reimbursement. If this table did reflect these reimbursements, the Total Net Operating Expenses would be 1.16%, 0.66%, 0.91%, 0.56% and 0.76%, respectively. We did not reimburse any expenses of the MML Large Cap Value Fund, MML Small Cap Growth Equity Fund and MML Small Company Opportunities Fund in 2006.

9. MassMutual has agreed to bear the expenses (other than the management and administrative fees, interest, taxes, brokerage commissions, extraordinary litigation and legal expenses, or other non-recurring or unusual expenses), excluding Acquired Fund fees and expenses, in excess of 0.05% of the average daily net asset values through April 30, 2008. Such agreements cannot be terminated unilaterally by MassMutual. If this table had reflected these waivers, the Total Net Operating Expenses would have been 0.45%.

10. The “Other Expenses” in the table are based on, among other things, the fees the fund would have paid if the transfer agent had not waived a portion of its fee under a voluntary undertaking to the fund to limit these fees to 0.35% of average daily net assets per fiscal year for all classes. That undertaking may be amended or withdrawn at any time. For the fund’s fiscal year ended December 31, 2006, the transfer agent fees did not exceed the expense limitation described above.

11. The manager will waive fees and/or reimburse fund expenses in an amount equal to the indirect management fees incurred through the fund’s investment in the Oppenheimer Institutional Money Market Fund (IMMF). During the year ended December 31, 2006, the manager waived $4,303, $5,287, $13,271, $474, $526, $2,785, and $2,708, for Oppenheimer Balanced Fund/VA, Oppenheimer Capital Appreciation Fund/VA, Oppenheimer Global Securities Fund/VA, Oppenheimer High Income Fund/VA, Oppenheimer International Growth Fund/VA, Oppenheimer Main Street Fund/VA, and Oppenheimer MidCap Fund/VA, respectively, for IMMF management fees. There was no change to “Other Expenses” and “Total Operating Expenses.”

12. The manager will waive fees and/or reimburse fund expenses in an amount equal to the indirect management fees incurred through the fund’s investment in IMMF. During the year ended December 31, 2006, the manager waived $74,462 for IMMF management fees. The fund also had a reduction to custodian expenses of $5,883. After these waivers/reductions, the actual “Other Expenses” and “Total Annual Operating Expenses” as a percentage of average daily net assets were 0.01% and 0.63%.

13. “Other Expenses” reflect an administrative fee of 0.25%.

14. PIMCO Cayman Commodity Portfolio I LTD. (the Subsidiary) has entered into a separate contract with the advisor for the management of the Subsidiary’s portfolio pursuant to which the Subsidiary pays the advisor a management fee and administration fee at the annual rates of 0.49% and 0.20%, respectively.

15. The advisor has contractually agreed to waive the advisory fee and the administration fee it receives from the Portfolio in an amount equal to the advisory fee and administration fee, respectively, paid to the advisor by the Subsidiary. This waiver may not be terminated by the advisor and will remain in effect for as long as the advisor’s contract with the Subsidiary is in place. If the table reflected these waivers, the Total Net Operating Expenses would be 0.99%.

16. Other Expenses are based on estimated amounts for the first fiscal year of the Fund.

17. Acquired Fund fees and expenses represent approximate expenses to be borne indirectly by the Fund in its first fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may differ due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

18. MassMutual has contractually agreed to bear expenses (other than extraordinary litigation and legal expenses, or other nonrecurring or unusual expenses), excluding Acquired Fund fees and expenses, through April 30, 2009, to the extent that Other Expenses would otherwise exceed .10%. The agreement cannot be terminated unilaterally by MassMutual. The expenses shown for the MML Aggressive Allocation Fund, MML Balanced Allocation Fund, MML Conservative Allocation Fund, MML Growth Allocation Fund and MML Moderate Allocation Fund do not reflect this cap. If this table did reflect the cap, the Total Fund Operating Expenses would be 0.99%, 0.87%, 0.84%, 0.94% and 0.90%, respectively.

19. Effective September 1, 2007 OppenheimerFunds, Inc., the fund manager, has voluntarily agreed to waive a portion of the advisory fee and/or reimburse certain expenses so that the total expenses of the fund will not exceed 0.67% of average annual net assets for the fund. This voluntary waiver and/or reimbursement may be withdrawn at any time. A discussion regarding the basis for the fund’s Board’s approval of the fund’s investment advisory agreement with the fund manager is available in the fund’s annual report to shareholders for the fiscal year ended December 31, 2006.

(See the fund prospectuses for more information.)

Table Of Fees And Expenses

Examples

These Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses.

Examples Using Maximum Expenses

Example I assumes that you withdraw all your contract value at the end of each year shown.

Example II assumes you do not withdraw any contract value at the end of each year shown, or that you decide to begin the income phase at the end of each year shown. Currently the income phase is not available until 5 years (13 months for contracts issued in New York) after you purchase your contract.

Both Example I and Example II assume:

•	that you invest $10,000 in the contract for the time periods indicated,
•	that you allocate it to a sub-account that has a 5% return each year,
•	that you elected the maximum number of additional contract features, including MassMutual Guaranteed Income Plus 6,
•	that the maximum fees and expenses in the Table of Fees and Expenses apply (including total separate account annual expenses of 1.95% and an annual charge of 3.45% which is the maximum separate account charge for the maximum number of additional contract features), and
•	that you selected one of two sub-accounts 1) the one that invests in the fund with the maximum total operating expenses, or 2) the one that invests in the fund with the minimum total operating expenses.

Based on the above assumptions, your costs would be as shown in the following table. Your actual costs may be higher or lower.

	Example I				Example II
Years	1	3	5	10	1	3	5	10
Sub-account with maximum total operating expenses	$1,334	$2,668	$3,920	$7,083	$719	$2,150	$3,570	$7,083
Sub-account with minimum total operating expenses	$1,226	$2,365	$3,442	$6,273	$604	$1,826	$3,068	$6,273

Examples Using Current Expenses

Example I assumes that you withdraw all your contract value at the end of each year shown.

Example II assumes you do not withdraw any contract value at the end of each year shown, or that you decide to begin the income phase at the end of each year shown. Currently the income phase is not available until 5 years (13 months for contracts issued in New York) after you purchase your contract.

Both Example I and Example II assume:

•	that we issued your contract on or after September 1, 2006,
•	that you invest $10,000 in the contract for the time periods indicated,
•	that you allocate it to a sub-account that has a 5% return each year,
•	that you elected the basic death benefit and did not elect any additional contract features,
•	that the current fees and expenses in the Table of Fees and Expenses apply (including total separate account annual expenses of 1.15%), and
•	that you selected one of two sub-accounts 1) the one that invests in the fund with the maximum total operating expenses, or 2) the one that invests in the fund with the minimum total operating expenses.

Based on the above assumptions, your costs would be as shown in the following table. Your actual costs may be higher or lower.

	Example I				Example II
Years	1	3	5	10	1	3	5	10
Sub-account with maximum total operating expenses	$927	$1,536	$1,972	$3,107	$281	$862	$1,469	$3,107
Sub-account with minimum total operating expenses	$819	$1,211	$1,417	$1,928	$166	$513	$885	$1,928

The examples using current expenses reflect the annual contract maintenance charge of $40 as an annual charge of 0.04%. The examples using maximum expenses reflect the annual contract maintenance charge of $60 as an annual charge of 0.067%.

The examples do not reflect any premium taxes. However, premium taxes may apply.

There is an accumulation unit value history in Appendix A – Condensed Financial Information.

The examples should not be considered a representation of past or future expenses.

Table Of Fees And Expenses

The Company

In this prospectus, “we,” “us,” and “our” refer to Massachusetts Mutual Life Insurance Company (MassMutual). MassMutual is a diversified financial services company providing life insurance, disability income insurance, long-term care insurance, annuities, retirement and other products to individual and institutional customers. MassMutual is organized as a mutual life insurance company. MassMutual’s home office is located at 1295 State Street, Springfield, Massachusetts 01111-0001.

The MassMutual Transitions Select Variable Annuity Contract

General Overview

This annuity is a contract between “you,” the owner and “us,” MassMutual. The contract is intended for retirement savings or other long-term investment purposes. In exchange for your purchase payments, we agree to pay you an income when you choose to receive it. You select the income period beginning on a date you designate. This date must be at least 5 years (13 months for contracts issued in New York) from when you purchase the contract.

The contract, like all deferred annuity contracts, has two phases – the accumulation phase and the income phase. Your contract is in the accumulation phase until you decide to begin receiving annuity payments. During the accumulation phase you can apply purchase payments to your contract and we provide a death benefit. Once you begin receiving annuity payments, your contract enters the income phase. You can participate in both phases simultaneously if you apply a portion of your contract value to an annuity option.

You are generally not taxed on contract earnings until you take money from your contract. This is known as tax deferral. Tax deferral is automatically provided by tax-qualified retirement plans. There is no additional tax deferral provided when a variable annuity contract is used to fund a tax-qualified retirement plan.

The contract is called a variable annuity because you can choose to allocate your purchase payments among various investment choices. Your choices include over forty funds and various fixed accounts. The amount of money you are able to accumulate in your contract during the accumulation phase depends upon the investment performance of the funds you select as well as the interest we credit on the fixed accounts.

At the beginning of the income phase, you can choose to receive annuity payments on a variable basis, fixed basis or a combination of both. If you choose variable payments, the amount of the annuity payments will fluctuate depending on the investment performance of the funds you select for the income phase. If you select to receive payments on a fixed basis, the payments you receive will remain level.

The Company/General Overview

Ownership of the Contract

Owner

In this prospectus, “you” and “your” refer to the owner of the contract. The owner is named at the time you apply for a contract. The owner can be an individual or a non-natural person (e.g., a corporation, limited liability company, partnership or certain other entities). We will not issue a contract to you if you have passed age 90 (age 85 for contracts issued in New York) as of the date we proposed to issue the contract. As the owner of the contract, you exercise all rights under the contract. On and after the annuity date, you continue as the owner. You may change the owner of a non-qualified contract at any time prior to the annuity date by written request. Changing the owner may result in tax consequences.

If your contract is non-qualified and owned by a non-natural person, the contract will generally not be treated as an annuity for tax purposes. This means that gain in the contract will be taxed each year while the contract is in the accumulation phase. This treatment is not generally applied to a contract held by a trust or other entity as an agent for a natural person. Before purchasing a contract to be owned by a non-natural person or before changing ownership on an existing contract that will result in it being owned by a non-natural person, you should consult a tax adviser to determine the tax impact.

Joint Owner

Non-qualified contracts can be owned by joint owners. We will use the age of the oldest joint owner to determine all applicable benefits under the contract. We will not issue a contract to you if either proposed joint owner has passed age 90 (age 85 for contracts issued in New York) as of the date we propose to issue the contract. If a joint owner dies, we will treat the surviving joint owner as the primary beneficiary. We will treat any other beneficiary designation at the time of death as a contingent beneficiary. Unless otherwise indicated in the prospectus, we require the signatures of both the joint owners for all transactions if there are joint owners.

Annuitant

The annuitant is the person on whose life we base annuity payments. You designate the annuitant at the time of application. We will not issue a contract to you if the proposed annuitant has passed age 90 (age 85 for contracts issued in New York) as of the date we proposed to issue the contract. You may change the annuitant before the annuity date, subject to our underwriting rules. However, the annuitant may not be changed on a contract owned by a non-natural person. We will use the age of the annuitant to determine all applicable benefits under a contract owned by a non-natural person.

Beneficiary

The beneficiary is the person(s) or entity you name to receive any death benefit. You name the beneficiary at the time of application. Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before you die.

A surviving spouse, who is the sole primary beneficiary under the contract, may elect a lump sum payment of the death benefit, apply the death benefit to an annuity option or continue the contract with all applicable riders and benefits in his or her own name at the death benefit amount and exercise all of the contract owner’s rights under the contract (we restrict rights applicable to continuing any elected Guaranteed Minimum Withdrawal Benefit, see “Additional Features – Guaranteed Minimum Withdrawal Benefit). If your spouse does not make an election as described above, within 60 calendar days of our receipt of due proof of death, we will consider your surviving spouse to have continued the contract in his or her name. The election can only be made once while the contract is in effect.

Age

The term “age,” except when discussed in regards to specific tax provisions, is defined as a person’s age on his/her birthday nearest the date for which the age is being determined. For example, age 80 is the period of time between age 79 years, 6 months and 1 day and age 80 and 6 months. Based on the contract’s definition, you attain age 80 at calendar age 79 years, 6 months and 1 day.

Ownership of the Contract

Purchasing a Contract

Purchase Payments

The minimum amount we accept for your initial purchase payment is $3,000 for qualified contracts and $5,000 for non-qualified contracts.

You can make additional purchase payments to your contract. However, additional payments of less than $250 are subject to our approval.

The maximum amount of cumulative purchase payments we accept without our prior approval is based on your age when we issued the contract. The maximum amount is:

•	$1.5 million up to age 75; or

•	$500,000 if older than age 75 or if the owner is a non-natural person.

These amounts may vary by state.

If there are joint owners, age refers to the oldest joint owner.

You may submit your initial purchase payment,

along with your completed application, by giving

them to your registered representative. You can

make additional purchase payments:

•	by mailing your check, that clearly indicates your name and contract number, to our lockbox:

First Class Mail

MassMutual Transitions Select

Annuity Payment Services

P.O. Box 74908

Chicago IL 60675-4908

Overnight Mail

MassMutual Transitions Select

Annuity Payment Services

350 North Orleans Street

Receipt & Dispatch, 8th Floor

Suite 4908

Chicago, IL 60654

•	by instructing your bank to wire transfer funds to:

JP Morgan Chase Bank

New York, New York

ABA #021000021

MassMutual Account 323956297

Ref: Annuity Contract #

Name: (Your Name)

You may also send purchase payments to our Annuity Service Center. We have the right to reject any application or purchase payment.

Automatic Investment Plan (AIP).  Under the AIP, you may authorize us to periodically draw funds from an account of your choosing (restrictions may apply) for the purpose of making subsequent purchase payments to your contract. Contact the Annuity Service Center for information regarding setting up an AIP and any restrictions regarding use of AIP.

Allocation of Purchase Payments

General Overview.  When you purchase your contract, we will apply your purchase payment among the investment choices according to the allocation instructions you provide. If you make additional purchase payments and do not provide new allocation instructions, we will apply each according to the allocation instructions we have on record.

If you own the contract with a joint owner, we will accept allocation instructions from either you or the joint owner, unless we are instructed otherwise.

We reserve the right to limit the number of investment choices that you may invest in to a maximum of 18 investment choices (including the fixed accounts) at any one time in the event administrative burdens require such a limitation.

If you are participating in a transfer program, an Asset Allocation Program, a Guaranteed Minimum Accumulation Benefit, Guaranteed Minimum Income Benefit or Guaranteed Minimum Withdrawal Benefit, allocation restrictions apply. See “Transfers and Transfer Programs,” “Additional Features – Guaranteed Minimum Accumulation Benefit,” “Additional Features – Guaranteed Minimum Income Benefit” and “Additional Features – Guaranteed Minimum Withdrawal Benefit.”

The Fixed Account and the Long Term Guarantee Fixed Accounts.  You may allocate up to 70% of each purchase payment between The

Purchasing a Contract

Fixed Account and the Long Term Guarantee Fixed Accounts. If you are participating in a Guaranteed Minimum Accumulation Benefit, Guaranteed Minimum Income Benefit, or Guaranteed Minimum Withdrawal Benefit, you cannot make allocations to The Fixed Account or to the Long Term Guarantee Fixed Accounts. We reserve the right, upon providing you with 30 days advance notice, to change the percentage allowed, or to disallow completely the allocation of purchase payments to The Fixed Account or the Long Term Guarantee Fixed Accounts.

We will only exercise our right to discontinue access to The Fixed Account and the Long-Term Guarantee Fixed Accounts if the yield on investments will not support the guaranteed minimum interest rate. The guaranteed minimum interest rate is the minimum rate allowed by state law as of the date we issue your contract. Additionally, we will not exercise this right in an unfairly discriminatory manner.

Applying Purchase Payments.  Once we receive your purchase payment and the necessary information at our Annuity Service Center or lockbox, we will issue your contract and apply your first purchase payment within 2 business days. If you do not give us all of the information we need, we will notify you. When we receive all of the necessary information, we will then apply your first purchase payment within 2 business days. If for some reason we are unable to complete this process within 5 business days, we will either send back your money or obtain your permission to keep it until we receive all of the necessary information.

If you add more money to your contract by making additional purchase payments, we will credit these amounts to your contract on the business day we receive them at our Annuity Service Center or lockbox as long as you have provided us with the necessary information to apply the purchase payment. If you do not give us all of the information we need, we will notify you. We will then apply your purchase payment on the business day that we obtain the necessary information from you. Our business day closes when the New York Stock Exchange closes, usually 4:00 p.m. Eastern time. If we receive your purchase payment at our Annuity Service Center or lockbox on a non-business day or after the business day closes, we will credit the amount to your contract effective the next business day.

Investment Choices

The Separate Account

We established Massachusetts Mutual Variable Annuity Separate Account 4 (the separate account) as a separate account under Massachusetts law on July 9, 1997. The separate account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

The separate account holds the assets that underlie the contracts, except those assets allocated to our general account. We keep the separate account assets separate from the assets of our general account and other separate accounts. The separate account is divided into sub-accounts, each of which invests exclusively in a single investment choice.

We own the assets of the separate account. We credit gains to or charge losses against the separate account, whether or not realized, without regard to the performance of other investment accounts. The separate account’s assets may not be used to pay any of our liabilities other than those arising from the contracts. If the separate account’s assets exceed the required reserves and other liabilities, we may transfer the excess to our general account. The obligations of the separate account are not our generalized obligations and will be satisfied solely by the assets of the separate account.

Purchasing a Contract/Investment Choices

The Funds

The contract offers the following funds. We may add or eliminate funds.

Investment Funds in Which the Sub-Accounts Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Asset Class
AIM Variable Insurance Funds
AIM V.I. Financial Services Fund (Series I Shares)	Adviser: A I M Advisors, Inc. Sub-Adviser: N/A	Sector
AIM V.I. Global Health Care Fund (Series I Shares)	Adviser: A I M Advisors, Inc. Sub-Adviser: N/A	Sector
AIM V.I. Technology Fund (Series I Shares)	Adviser: A I M Advisors, Inc. Sub-Adviser: N/A	Sector
Fidelity® Variable Insurance Products
Fidelity® VIP Contrafund® Portfolio (Initial Class)

Adviser: Fidelity Management & Research Company

Sub-Adviser: FMR Co., Inc.; Fidelity Research & Analysis Company; Fidelity Management & Research (U.K.) Inc.; Fidelity International Investment Advisors; Fidelity International Investment Advisors (U.K.) Limited; Fidelity Investments Japan Limited

Large Cap Blend
ING Variable Products Trust
ING VP Real Estate Portfolio (Class S)	Adviser: ING Investments, LLC Sub-Adviser: ING Clarion Real Estate Securities L.P.	Sector
MML Series Investment Fund
MML Aggressive Allocation Fund*	Adviser: MassMutual Sub-Adviser: N/A	Asset Allocation
MML Asset Allocation Fund	Adviser: MassMutual Sub-Adviser: Capital Guardian Trust Company	Balanced
MML Balanced Allocation Fund*	Adviser: MassMutual Sub-Adviser: N/A	Asset Allocation
MML Blue Chip Growth Fund	Adviser: MassMutual Sub-Adviser: T. Rowe Price Associates, Inc.	Large Cap Growth
MML Concentrated Growth Fund (Class I)	Adviser: MassMutual Sub-Adviser: Legg Mason Capital Management, Inc.	Large Cap Growth
MML Conservative Allocation Fund*	Adviser: MassMutual Sub-Adviser: N/A	Asset Allocation

Investment Choices

Investment Funds in Which the Sub-Accounts Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Asset Class
MML Emerging Growth Fund	Adviser: MassMutual Sub-Adviser: Delaware Management Company and Insight Capital Research & Management, Inc.	Small/Mid-Cap Growth
MML Equity Income Fund	Adviser: MassMutual Sub-Adviser: T. Rowe Price Associates, Inc.	Large Cap Value
MML Equity Index Fund (Class I)	Adviser: MassMutual Sub-Adviser: Northern Trust Investments, N.A.	Large Cap Blend
MML Foreign Fund	Adviser: MassMutual Sub-Adviser: Templeton Investment Counsel, LLC	International/Global
MML Global Fund (Class I)	Adviser: MassMutual Sub-Adviser: Neuberger Berman Management, Inc.	International/Global
MML Growth Allocation Fund*	Adviser: MassMutual Sub-Adviser: N/A	Asset Allocation
MML Growth & Income Fund	Adviser: MassMutual Sub-Adviser: Capital Guardian Trust Company	Large Cap Blend
MML Growth Equity Fund	Adviser: MassMutual Sub-Adviser: T.Rowe Price Associates, Inc.	Large Cap Growth
MML Income & Growth Fund	Adviser: MassMutual Sub-Adviser: American Century Investment Management, Inc.	Large Cap Value
MML Large Cap Growth Fund	Adviser: MassMutual Sub-Adviser: AllianceBernstein L.P.	Large Cap Growth
MML Large Cap Value Fund	Adviser: MassMutual Sub-Adviser: Davis Selected Advisers, L.P.	Large Cap Value
MML Mid Cap Growth Fund	Adviser: MassMutual Sub-Adviser: T. Rowe Price Associates, Inc.	Small/Mid-Cap Growth
MML Mid Cap Value Fund	Adviser: MassMutual Sub-Adviser: American Century Investment Management, Inc.	Small/Mid-Cap Value
MML Moderate Allocation Fund*	Adviser: MassMutual Sub-Adviser: N/A	Asset Allocation
MML NASDAQ-100® Fund formerly known as the MML OTC 100 Fund	Adviser: MassMutual Sub-Adviser: Northern Trust Investments, N.A.	Large Cap Growth

Investment Choices

Investment Funds in Which the Sub-Accounts Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Asset Class
MML Small Cap Growth Equity Fund	Adviser: MassMutual Sub-Advisers: Waddell & Reed Investment Management Company and Wellington Management Company, LLP	Small/Mid-Cap Growth
MML Small Cap Index Fund	Adviser: MassMutual Sub-Adviser: Northern Trust Investments, N.A.	Small/Mid-Cap Blend
MML Small Cap Value Fund	Adviser: MassMutual Sub-Adviser: Goldman Sachs Asset Management, L.P. and AllianceBernstein L.P.	Small/Mid-Cap Value
MML Series Investment Fund II
MML Blend Fund	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC	Balanced
MML Enhanced Index Core Equity Fund	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC	Large Cap Blend
MML Equity Fund	Adviser: MassMutual Sub-Advisers: AllianceBernstein L.P. and OppenheimerFunds, Inc.	Large Cap Value
MML Inflation-Protected Bond Fund	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC	Fixed Income
MML Managed Bond Fund	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC	Fixed Income
MML Money Market Fund*	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC	Short Term/Stable Value
MML Small Cap Equity Fund	Adviser: MassMutual Sub-Adviser: OppenheimerFunds, Inc.	Small/Mid-Cap Blend
MML Small Company Opportunities Fund	Adviser: MassMutual Sub-Adviser: OppenheimerFunds, Inc.	Small/Mid-Cap Blend
Oppenheimer Variable Account Funds
Oppenheimer Balanced Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Balanced
Oppenheimer Capital Appreciation Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Large Cap Growth
Oppenheimer Global Securities Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	International/Global

Investment Choices

Investment Funds in Which the Sub-Accounts Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Asset Class
Oppenheimer High Income Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Fixed Income
Oppenheimer Main Street Fund®/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Large Cap Blend
Oppenheimer MidCap Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Small/Mid-Cap Growth
Oppenheimer Money Fund/VA unavailable in contracts issued on or after 1/19/08	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Short Term/Stable Value
Oppenheimer Strategic Bond Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Fixed Income
Panorama Series Fund, Inc.
Oppenheimer International Growth Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	International/Global
PIMCO Variable Insurance Trust
PIMCO VIT CommodityRealReturn Strategy Portfolio (Advisor Class)	Adviser: Pacific Investment Management Company LLC Sub-Adviser: N/A	Sector

*	This fund becomes available to all contract owners on and after January 19, 2008, subject to state availability.

There is no assurance that the funds will achieve their stated objective. The fund prospectuses contain more detailed information about the funds. We will deliver current fund prospectuses to you. You may also contact the Annuity Service Center and request current fund prospectuses at any time. You should read the information contained in the fund prospectuses carefully before investing.

Asset Allocation Funds

The following asset allocation funds are also referred to as funds-of-funds. They are known as funds-of-funds because they invest in other underlying funds. A fund offered in a fund-of-funds structure may have higher expenses than a direct investment in the underlying funds because a fund-of-funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying funds in which it invests. You should read the MML Series Investment Fund prospectus for more information about these funds-of-funds.

•	MML Aggressive Allocation Fund
•	MML Balanced Allocation Fund
•	MML Conservative Allocation Fund
•	MML Growth Allocation Fund
•	MML Moderate Allocation Fund

Compensation We Receive From Funds, Advisers and Sub-Advisers

Compensation We Receive From Advisers and Sub-Advisers.  We and certain of our insurance affiliates receive compensation from the advisers and sub-advisers to some of the funds. We may use this compensation for any corporate purpose, including paying expenses that we incur in promoting, issuing, distributing and administering the contract and, providing services, on behalf of the funds, in our role as intermediary to the funds. The amount of this compensation is determined by multiplying a specified annual percentage rate by the average net assets held in that fund that are attributable to the variable annuity and variable life insurance products issued by us and our affiliates

Investment Choices

that offer the particular fund (MassMutual’s variable contracts). These percentage rates differ, but currently do not exceed 0.40%. Some advisers and sub-advisers pay us more than others; some do not pay us any such compensation.

The compensation is not reflected in the expenses that are disclosed for the funds in “Table of Fees and Expenses – Annual Fund Operating Expenses” because this compensation is not paid directly out of the funds’ assets. However, these payments may be derived, in whole or in part, from the advisory fee deducted from fund assets. Contract owners, through their indirect investment in the funds, bear the costs of these advisory fees (see the funds’ prospectuses for more information). For a list of the funds whose advisers and sub-advisers currently pay such compensation, visit massmutual.com/compensation or call our Annuity Service Center at the number shown on page 1 of this prospectus.

In addition, we may receive fixed dollar payments from the advisers and sub-advisers to certain funds so that the adviser and sub-adviser can participate in sales meetings conducted by MassMutual. Attending such meetings provides advisers and sub-advisers with opportunities to discuss and promote their funds.

Compensation We Receive From Funds.  We and certain of our affiliates also receive compensation from certain funds pursuant to Rule 12b-1 under the Investment Company Act of 1940. This compensation is paid out of the fund’s assets and may be as much as 0.25% of the average net assets of an underlying fund which are attributable to MassMutual’s variable contracts. This compensation is specified as 12b-1 fees in the Table of Fees and Expenses – Annual Fund Operating Expenses. An investment in a fund with a 12b-1 fee will increase the cost of your investment in this contract.

Compensation In General.  The compensation that we receive may be significant and we may profit from this compensation. Additionally, when electing the funds that will be available with MassMutual’s variable contracts, we consider the amount of compensation that we receive from the funds, their advisers, sub-advisers, or their distributors along with the funds’ name recognition, asset class, the manager’s reputation, and fund performance.

The Fixed Accounts

In most states, we offer the following fixed accounts as investment choices:

•	Fixed Accounts for Dollar Cost Averaging (the “DCA Fixed Accounts”);

•	Fixed Accounts with a Long-Term Guarantee (the “Long-Term Guarantee Fixed Accounts”); and

•	The Fixed Account

(collectively, “the fixed accounts”).

The fixed accounts are investment choices within our general account. Purchase payments allocated to the fixed accounts and transfers to the fixed accounts become part of our general account which supports insurance and annuity obligations. The general account has not been registered under the Securities Act of 1933 (“1933 Act”) nor is the general account registered under the Investment Company Act of 1940 (“1940 Act”) because of exemptive and exclusionary provisions. Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act. We have been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosures in this prospectus which relate to the fixed accounts or the general account. Disclosures regarding the fixed accounts or the general account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in this prospectus.

The DCA Fixed Accounts

Description.  Each DCA Fixed Account is a fixed account from which assets are systematically transferred to any fund(s) you select. You may not transfer your contract value in a DCA Fixed Account to the fixed accounts. During the accumulation phase, you may choose to have your purchase payments allocated to a DCA Fixed Account for the period of the DCA Fixed Account Term (DCA Term). Your election must be in writing.

DCA Term.  In most states, you have a choice of three DCA Fixed Accounts: (a) DCA Fixed Account with a DCA Term of 6 months; (b) DCA Fixed Account with a DCA Term of 12 months;

Investment Choices

or (c) DCA Fixed Account with a DCA Term of 18 months. You can only participate in one DCA Fixed Account at a time.

To the extent permitted by law, we reserve the right to change the duration of the DCA Terms in the future. Your DCA Term will terminate upon payment of the death benefit.

If you elect to make an allocation to a DCA Fixed Account, but your annuity date will occur prior to the end of that DCA Term, your DCA Term will expire early. It will expire on your annuity date. We will transfer any contract value remaining in the DCA Fixed Account on your annuity date in accordance with your DCA Fixed Account transfer instructions in effect at that time. No amounts will remain in the DCA Fixed Account after your annuity date.

How to Participate in the DCA Fixed Account.  To participate in the DCA Fixed Account you must apply a new purchase payment of $5,000 or greater to a DCA Term or provide us with evidence satisfactory to us that you will apply $5,000 or more to a DCA Term via transfer(s) from another financial institution. Purchase payments which originate from an annuity contract issued by us or any of our affiliates cannot be allocated to a DCA Fixed Account. We reserve the right to reject purchase payments. You cannot transfer current contract values into the DCA Fixed Account. The first DCA transfer will occur 5 business days after we receive all or a portion of the purchase payment into the DCA Fixed Account.

Any portion of the sum to be applied to the DCA Fixed Account that we receive after the start of the DCA Term, will be added to the amount in the current DCA Term and will participate only in the remaining period of that DCA Term. You may apply additional purchase payments to the current DCA term. Those additional purchase payments will be added to the amount in the current DCA Term and will participate only in the remaining period of the current DCA Term.

DCA Transfers.  We make scheduled monthly transfers from the DCA Fixed Account. The first transfer will occur 5 business days after we receive your payment allocated to the DCA Fixed Account and a completed DCA Fixed Account election form. You may make a one-time transfer of your remaining contract value in the DCA Fixed Account into any of the fund(s) prior to the expiration of your DCA Term. Your transfer will be effective on the business day we receive your completed written request or request over the telephone.

DCA Withdrawals.  If you withdraw all or a portion of your contract value during a DCA Term we will apply our normal withdrawal provisions.

DCA Fees.  We reserve the right to assess a fee for processing transactions under the DCA Fixed Account.

DCA Interest Rate.  We periodically set the interest rate we credit to the DCA Fixed Account. We will credit an interest rate at a rate not less than the minimum allowed by state law at the time we issue your contract. We reserve the right to change the guaranteed minimum interest rate for newly issued contracts, subject to applicable state law. The interest rate you will receive for the entire DCA Term is the interest rate in effect on the date your DCA Term begins. We guarantee the interest rate for the full DCA Term.

Additional Restrictions.  If you are participating in a DCA Fixed Account, you cannot also participate in an Asset Allocation Program, the Automatic Rebalancing Program, the Interest Sweep Option, the Separate Account Dollar Cost Averaging Program, a Guaranteed Minimum Accumulation Benefit, Guaranteed Minimum Income Benefit or Guaranteed Minimum Withdrawal Benefit.

Long-Term Guarantee Fixed Accounts

Allocating Purchase Payments.  You may allocate up to 70% of each purchase payment between The Fixed Account and the Long-Term Guarantee Fixed Accounts. If you are participating in a Guaranteed Minimum Accumulation Benefit, Guaranteed Minimum Income Benefit or Guaranteed Minimum Withdrawal Benefit, you cannot make allocations to the Long Term Guarantee Fixed Accounts. We reserve the right, upon providing you with 30 days advance notice, to change the percentage allowed, or to disallow completely the allocation of purchase payments to the Long-Term Guarantee Fixed Accounts. We will only exercise our right to discontinue access to the Long-Term Guarantee Fixed Accounts if the yield on investments will not support the guaranteed minimum interest rate. The guaranteed minimum interest rate is the minimum rate allowed by state law as of the date we issue your contract. Additionally, we will not exercise this right in an unfairly discriminatory manner.

Investment Choices

We will only accept a purchase payment to a Long-Term Guarantee Fixed Account as of the beginning of a guarantee period. The minimum purchase payment amount we permit to any of the Long-Term Guarantee Fixed Accounts is $1,000.

Transfers.  We will only accept a transfer to a Long-Term Guarantee Fixed Account as of the beginning of a guarantee period. The minimum transfer amount we permit to any of the Long-Term Guarantee Fixed Accounts is $1,000. You may only transfer contract value from a Long-Term Guarantee Fixed Account during the window period. The window period is the last 15 calendar days of a guarantee period and the first 15 calendar days of the immediately following guarantee period.

There are additional rules limiting your ability to transfer contract value out of or into the Long-Term Guarantee Fixed Accounts. These are detailed in “Transfers and Transfer Programs.”

Withdrawals and the Interest Rate Factor Adjustment.  If you make a partial withdrawal, we will take the withdrawal amount proportionally from your contract value in your investment choices as of the business day we receive your fully completed request at our Annuity Service Center. Except during the window period, we will apply an interest rate factor adjustment to any partial or full withdrawal of contract value from a Long-Term Guarantee Fixed Account. Any withdrawal of contract value may also be subject to a contingent deferred sales charge even if the withdrawal occurs during the window period. We will apply the interest rate factor adjustment prior to assessing a contingent deferred sales charge. The interest rate factor adjustment may increase or decrease your contract value.

Please refer to Appendix B to review the formula used to calculate the interest rate factor adjustment.

Rate of Interest.  Each Long-Term Guarantee Fixed Account guarantees that we will credit your value in that fixed account with a specific rate of interest for a specific guarantee period. The guarantee periods of the Long-Term Guarantee Fixed Accounts are currently 3, 5, 7, and 10 years. The guarantee period for a Long-Term Guarantee Fixed Account begins on the date we apply your purchase payment or transferred contract value to that account, and ends on the last day of the guarantee period. Amounts you allocate or transfer to any Long-Term Guarantee Fixed Account earn interest at the guaranteed rate applicable to that Long-Term Guarantee Fixed Account on the date we credit the amount to that account. The interest rate we credit remains constant during a Long-Term Guarantee Fixed Account guarantee period. You may allocate amounts to multiple Long-Term Guarantee Fixed Accounts. We may change the terms of the Long-Term Guarantee Fixed Accounts at any time. We will credit an interest rate at a rate not less than the minimum allowed by state law at the time we issue your contract. We reserve the right to change the guaranteed minimum interest rate for newly issued contracts, subject to applicable state law.

Renewal Options.  We will notify you in writing regarding your renewal options prior to the last day of a guarantee period. If we receive a written request at our Annuity Service Center at least 3 business days prior to the last day of a guarantee period, you may elect a renewal guarantee period from any of the guarantee periods that we are currently offering at that time to new contract owners. Alternatively, you may transfer your contract value in the Long-Term Guarantee Fixed Accounts to another investment choice. If you have not elected otherwise by written request sent to our Annuity Service Center, we will automatically invest your contract value in a Long-Term Guarantee Fixed Account as of the last day of the guarantee period in a Long-Term Guarantee Fixed Account with the same guarantee period as the immediately preceding guarantee period. If we are not offering a guarantee period for the same length of time as your guarantee period just ended, we will invest your contract value in a Long-Term Guarantee Fixed Account with the next shorter guarantee period being offered by us to new contract owners at that time.

A renewal guarantee period cannot be less than 12 months and cannot extend beyond your annuity date unless the period from the last day of the guarantee period to your annuity date is less than 12 months. If the period from the last day of the guarantee period to your annuity date is less than 12 months, your renewal guarantee period will be the shortest guarantee period we offer and your annuity date will become the last day of your new guarantee period.

The Fixed Account

Allocating Purchase Payments.  You may allocate up to 70% of each purchase payment between The Fixed Account and the Long-Term Guarantee Fixed Accounts. If you are participating in a

Investment Choices

Guaranteed Minimum Accumulation Benefit, Guaranteed Minimum Income Benefit or Guaranteed Minimum Withdrawal Benefit, you cannot make allocations to The Fixed Account. We reserve the right, upon providing you with 30 days advance notice, to change the percentage allowed, or to disallow completely the allocation of purchase payments to The Fixed Account. We will only exercise our right to discontinue access to The Fixed Account if the yield on investments will not support the guaranteed minimum interest rate. The guaranteed minimum interest rate is the minimum rate allowed by state law as of the date we issue your contract. Additionally, we will not exercise this right in an unfairly discriminatory manner.

Transfers.  There are additional rules limiting your ability to transfer contract value out of or into The Fixed Account. These are detailed in “Transfers and Transfer Programs.”

Withdrawals.  If you make a partial withdrawal, we will take the withdrawal amount proportionally from your contract value in your investment choices as of the business day we receive your fully completed request at our Annuity Service Center.

Interest Rate.  You do not participate in the investment performance of the assets in The Fixed Account. Instead, we credit your contract with interest at a specified rate that we declare in advance. We will credit an interest rate at a rate not less than the minimum allowed by state law at the time we issue your contract. We reserve the right to change the guaranteed minimum interest rate for newly issued contracts, subject to applicable state law.

Contract Value

Your contract value is the sum of your value in the separate account and the fixed account(s).

Your value in the separate account will vary depending on the investment performance of the funds you choose. In order to keep track of your contract value in the separate account, we use a unit of measure called an accumulation unit. During the income phase of your contract we call the unit an annuity unit.

Accumulation Units

Every business day we determine the value of an accumulation unit for each of the separate account sub-accounts. Changes in the accumulation unit value reflect the investment performance of the underlying fund as well as deductions for insurance and other charges.

The value of an accumulation unit may go up or down from business day to business day.

The Statement of Additional Information contains more information on the calculation of the accumulation unit value.

When you make a purchase payment, we credit your contract with accumulation units. We determine the number of accumulation units to credit by dividing the amount of the purchase payment allocated to a separate account sub-account by the value of the accumulation unit for that separate account sub-account. When you make a withdrawal, we deduct from your contract accumulation units representing the withdrawal amount.

We calculate the value of an accumulation unit for each separate account sub-account after the New York Stock Exchange closes each business day. Any change in the accumulation unit value will be reflected in your contract value.

Example:

On Monday we receive an additional purchase payment of $5,000 from you. You have told us you want this to go to the MML Managed Bond Fund. When the New York Stock Exchange closes on that Monday, we determine that the value of an accumulation unit for the MML Managed Bond Fund is $13.90. We then divide $5,000 by $13.90 and credit your contract on Monday night with 359.71 accumulation units for the MML Managed Bond Fund.

Investment Choices/Contract Value

Transfers and Transfer Programs

General Overview

We have the right to terminate, suspend or modify the transfer and transfer program provisions described in this prospectus.

Transfers Among Investment Choices.  Generally, you can transfer all or part of your contract value among investment choices. However, there are restrictions that are detailed later in this section.

Transfer Requests.  Subject to state availability, you can make transfers by telephone, by internet, or by other means we authorize. You must clearly indicate the amount and investment choices from and to which you wish to transfer. To make transfers other than by telephone or internet, you must submit a written request. If you own the contract with a joint owner, we will accept transfer instructions from either you or the other owner, unless we are instructed otherwise. We will use reasonable procedures to confirm that instructions given to us are genuine. We may be liable for any losses due to unauthorized or fraudulent instructions, if we fail to use such procedures. We may tape record all telephone instructions.

Transfer Effective Date.  Your transfer is effective on the business day we receive your fully completed request at our Annuity Service Center. Our business day closes when the New York Stock Exchange closes, usually 4:00 p.m. Eastern time. If we receive your transfer request at our Annuity Service Center on a non-business day or after our business day closes, your transfer request will be effective on the next business day.

Transfers During the

Accumulation Phase

Transfer Fee.  During the accumulation phase, you can make 12 transfers every calendar year without charge. If you make additional transfers in a year, we will deduct a transfer fee. The fee is $20 per transfer. Any transfers you make as part of an Asset Allocation Program, the Separate Account Dollar Cost Averaging Program, the Interest Sweep Option, the DCA Fixed Accounts or the Automatic Rebalancing Program are not subject to the assessment of a transfer fee and therefore, do not count toward your 12 free transfers every calendar year (unless you request a transfer within Custom Allocation Choice). When assessing any transfer fee, we will treat multiple transfers, that are effective on the same business day, as one transfer.

Transfer Amounts.  Currently, we do not restrict the amount you can transfer to a fund. However, we reserve the right to require a minimum transfer amount equal to $1,000 or the entire amount in a fund, if less. We waive this requirement if a transfer is made due to participation in an Asset Allocation Program, the Separate Account Dollar Cost Averaging Program, the Interest Sweep Option, the DCA Fixed Accounts or the Automatic Rebalancing Program. Currently, we do not require that a minimum amount remain in a fund after you make a transfer. However, we reserve the right to require that a minimum amount of $1,000 remain in a fund after a transfer, unless you transfer the entire fund value.

Limits on Transfers.

1.	We currently limit any transfer from the funds such that no transfer can cause your combined value in The Fixed Account and the Long-Term Guarantee Fixed Accounts to exceed 70% of your total contract value. We reserve the right, upon providing you with 30 days notice, to change this percentage or to disallow transfers to The Fixed Account and the Long-Term Guarantee Fixed Accounts.

2.

We limit the amount you can transfer out of The Fixed Account. Each contract year, we will allow you to transfer up to 30% of your contract value in The Fixed Account as of your first transfer in that contract year. The 30% can be transferred at one time, or through several transfers during the contract year. If you transfer 30% of your contract value in The Fixed Account for three consecutive contract years, in the fourth consecutive contract year you may transfer up to the entire amount in The Fixed Account, provided that you have not applied payments or transferred contract value into The Fixed Account from the time the first annual transfer was made. We measure a contract year from the anniversary of the day we issued your contract. We calculate transfers

Transfers and Transfer Programs

out of The Fixed Account on a first-in, first-out basis. In other words, we transfer amounts attributed to the oldest purchase payments first; then we transfer amounts attributed to the next oldest purchase payment; and so on.

3.	You may not transfer contract value from The Fixed Account to the Long-Term Guarantee Fixed Accounts or a money market fund. For a period of 90 days after you transfer contract value out of The Fixed Account, you may not transfer any contract value into The Fixed Account, the Long-Term Guarantee Fixed Accounts or a money market fund.

4.	If you are participating in a transfer program, an Asset Allocation Program, a Guaranteed Minimum Accumulation Benefit, Guaranteed Minimum Income Benefit or Guaranteed Minimum Withdrawal Benefit, additional transfer restrictions may apply. See “Transfers and Transfer Programs,” “Additional Features – Guaranteed Minimum Accumulation Benefit,” “Additional Features – Guaranteed Minimum Income Benefit” and “Additional Features – Guaranteed Minimum Withdrawal Benefit.”

Limits on Frequent Trading and Market Timing Activity

This contract and its investment choices are not designed to serve as vehicles for what we have determined to be frequent trading or market timing trading activity. We consider these activities to be abusive trading practices that can disrupt the management of a fund in the following ways:

•	by requiring the fund to keep more of its assets liquid rather than investing them for long-term growth, resulting in lost investment opportunity; and

•	by causing unplanned portfolio turnover.

These disruptions, in turn, can result in increased expenses and can have an adverse effect on fund performance that could impact all contract owners and beneficiaries under the contract, including long-term contract owners who do not engage in these activities. Therefore, we discourage frequent trading and market timing trading activity and will not accommodate frequent transfers of contract value among the funds. Organizations and individuals that intend to trade frequently and/or use market timing investment strategies should not purchase this contract.

We have adopted policies and procedures to help us identify those individuals or entities that we determine may be engaging in frequent trading and/or market timing trading activities. We monitor trading activity to uniformly enforce those procedures. However, those who engage in such activities may employ a variety of techniques to avoid detection. Therefore, despite our efforts to prevent frequent trading and the market timing of funds among the sub-accounts of the separate account, there can be no assurance that we will be able to identify all those who trade frequently or those who employ a market timing strategy, and curtail their trading in every instance.

In addition, some of the funds are available with variable products issued by other insurance companies. We do not know the effectiveness of the policies and procedures used by these other insurance companies to detect frequent trading and/or market timing. As a result of these factors, the funds may reflect lower performance and higher expenses across all contracts as a result of undetected abusive trading practices.

If we, or the investment adviser to any of the funds available with this contract, determine that a contract owner’s transfer patterns reflect frequent trading or employment of a market timing strategy, we will not allow the contract owner to submit transfer requests by overnight mail, facsimile transmissions, the telephone, our web-site, or any other type of electronic medium. Additionally, we may reject any single trade that we determine to be abusive or harmful to the fund. Orders for the purchase of fund shares may be subject to acceptance by the fund. Therefore, we reserve the right to reject, without prior notice, any fund transfer request if the investment in the fund is not accepted for any reason.

The funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the funds describe the funds’ frequent trading and market timing policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. We have entered into a written agreement, as required by SEC regulation, with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual contract

Transfers and Transfer Programs

owners, and to execute instructions from the fund to restrict or prohibit further purchases or transfers by specific contract owners who violate the frequent trading or market timing policies established by the fund.

Contract owners and other persons with interests in the contracts should be aware that the purchase and redemption orders received by the funds generally are “omnibus” orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the funds in their ability to apply their frequent trading or market timing policies and procedures. It may also require that we restrict or prohibit further purchases or transfers as requested by a fund on all contracts owned by a contract owner whose trading activity under one variable contract has violated a fund’s frequent trading or market timing policy. If a fund believes that an omnibus order reflects one or more transfer requests from contract owners engaged in frequent trading or market timing activity, the fund may reject the entire omnibus order.

We will notify you in writing if we reject a transfer or if we implement a restriction due to frequent trading or the use of market timing investment strategies. If we do not accept a transfer request, no change will be made to your allocations per that request. We will then allow you to resubmit the rejected transfer by regular mail only.

Additionally, we may in the future take any of the following restrictive actions that are designed to prevent the employment of a frequent trading or market timing strategy:

•	not accept transfer instructions from a contract owner or other person authorized to conduct a transfer;

•	limit the number of transfer requests that can be made during a contract year; and

•	require the value transferred into a fund to remain in that fund for a particular period of time before it can be transferred out of the fund.

We will apply any restrictive action we take uniformly to all contract owners we believe are employing a frequent trading or market timing strategy. These restrictive actions may not work to deter frequent trading or market timing activity.

We reserve the right to revise our procedures for detecting frequent trading and/or market timing at any time without prior notice if we determine it is necessary to do so in order to better detect frequent trading and/or market timing, to comply with state or federal regulatory requirements, or to impose different restrictions on frequent traders and/or market timers. If we modify our procedures, we will apply the new procedure uniformly to all contract owners.

Transfers During the Income Phase

During the income phase, if you are receiving variable payments, you may make 6 transfers between the funds each calendar year. We will not assess a transfer fee on those transfers. You cannot transfer from the general account to a fund, but you can transfer from one or more funds to the general account once each contract year. We currently do not restrict the amount that you can transfer. However, we reserve the right to institute a minimum transfer amount equal to $1,000 or the entire value in a fund or The Fixed Account, if less. After a transfer, the minimum amount which must remain in a fund or The Fixed Account, is $1,000 unless you have transferred the entire value.

Asset Allocation Programs

We offer the following Asset Allocation Programs:

1)	Custom Allocation Choice;

2)	Asset Allocation Funds; or

3)	Directed Allocation Models. (After January 18, 2008, the Directed Allocation Models are only available to you if you are participating in them on January 18, 2008. If you are participating in the Directed Allocation Models on January 18, 2008, but subsequently elect a different asset allocation program, you cannot return to the Directed Allocation Models.)

If you are participating in a Guaranteed Minimum Accumulation Benefit (GMAB), Guaranteed Minimum Income Benefit (GMIB), or Guaranteed Minimum Withdrawal Benefit (GMWB), you must participate in an asset allocation program. You may make transfers as permitted within your elected asset allocation program and you may transfer from one asset allocation program to another (subject to availability). However, to

Transfers and Transfer Programs

make any other transfer, you must first cancel your election of the GMAB, GMIB or GMWB and then you can make the transfer request subject to the terms and conditions described in “Transfers and Transfer Programs.”

Custom Allocation Choice.  If you elect Custom Allocation Choice, you must allocate your contract value within the Custom Allocation Choice parameters. The parameters are the minimum and maximum that may be allocated to each style of investment choice offered through the contract. Periodically, we will rebalance your contract value so that it continues to follow the parameters. You can elect that the rebalancing occur quarterly, annually or semi-annually during each calendar year. If you do not make an election, rebalancing will occur quarterly. Contract value in the fixed accounts will not be rebalanced. For a more detailed description of the Custom Allocation Choice parameters, contact our Annuity Service Center or your registered representative. Participation in Custom Allocation Choice does not assure a profit and does not protect you against loss in a declining market. We will terminate your participation in Custom Allocation Choice:

•	if you apply your full contract value to an annuity option;

•	if you withdraw the total contract value;

•	upon payment of the death benefit; or

•	if you request that we end the program (in writing or by telephone).

Asset Allocation Funds.  If you are participating in a GMAB, GMIB or GMWB, you can fulfill our requirement that you participate in an asset allocation program, by allocating all of your contract value to one of our asset allocation funds. While participating in this program you can make transfers by moving your full contract value from one asset allocation fund to another.

The funds are as follows:

•	MML Aggressive Allocation Fund (unavailable if you are participating in MassMutual Guaranteed Income Plus 6 or MassMutual Lifetime Payment Plus);

•	MML Balanced Allocation Fund;

•	MML Conservative Allocation Fund;

•	MML Growth Allocation Fund;

•	MML Moderate Allocation Fund.

If you are not participating in a GMAB, GMIB or GMWB, you may allocate a portion or all of your contract value to any of these funds. See “Investment Choices – The Funds.”

For additional information about these funds, see “Investment Choices – The Funds,” “Table of Fees and Expenses – Annual Fund Operating Expenses,” and the fund prospectuses.

Directed Allocation Models. After January 18, 2008, the Directed Allocation Models are only available to you if you are participating in them on January 18, 2008. If you are participating in the Directed Allocation Models on January 18, 2008, but subsequently cancel participation in the Directed Allocation Models, you cannot re-elect participation.

If you elect a directed allocation model (model), we will follow the guidelines of your elected model when investing your contract value in the investment choices available through the contract. The model you elect will determine which investment choices your contract value is invested in and how much of your contract value is allocated to each investment choice.

Participation in a model does not assure a profit and does not protect you against loss in a declining market. We will rebalance your contract value each calendar year quarter so it continues to follow your elected model strategy. Contract value in the fixed accounts will not be rebalanced. For a detailed description of the available models, contact our Annuity Service Center or your registered representative.

While participating in a model you may transfer your contract value by changing models. If you do submit a transfer request other than a request to change your model, we will terminate your participation in the directed allocation models and notify you of the termination.

An exception to this is if you transfer contract value from The Fixed Account or the Long-Term Guarantee Fixed Accounts into a fund or funds. In this case we will not cancel your participation in the directed allocation models.

Additionally, we will terminate your participation in the directed allocation models:

•	if you apply your full contract value to an annuity option;

•	if you withdraw the total contract value;

Transfers and Transfer Programs

•	upon payment of the death benefit; or

•	if you request that we end the program (in writing or by telephone).

If you terminate participation, the program is no longer available for you to re-elect after January 18, 2008.

Transfer Programs

For detailed rules and restrictions pertaining to these programs and instructions for electing a program contact our Annuity Service Center.

Overview.  We currently offer the following transfer programs:

1.	Separate Account Dollar Cost Averaging Program;

2.	Automatic Rebalancing Program; and

3.	Interest Sweep Option.

•	These programs are only available during the accumulation phase of your contract;

•	You may only participate in one of these programs at any one time;

•

You may not participate in these programs if you have a current election of the DCA Fixed Account, an Asset Allocation Program, Guaranteed Minimum Accumulation Benefit, Guaranteed Minimum Income Benefit or Guaranteed Minimum Withdrawal Benefit;

•	Transfers made through a transfer program are not subject to transfer fees and do not count towards any free transfers you may be permitted each year;

•	We do not charge you for participation in these programs.

Separate Account Dollar Cost Averaging Program.  This program allows you to systematically transfer a set amount from a selected fund to any of the other funds. By allocating amounts on a regular schedule as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations. Dollar cost averaging does not assure a profit and does not protect you against loss in declining markets. Since dollar cost averaging involves continuous investment in securities regardless of fluctuating price levels of such securities, you should consider your financial ability to continue the program through periods of fluctuating price levels.

Your Separate Account Dollar Cost Averaging Program will terminate:

•	if you withdraw the total contract value;

•	upon payment of the death benefit;

•	if the last transfer you selected has been made;

•	if there is insufficient contract value to make the transfer; or

•	if we receive from you a written request or request over the telephone to terminate the program at our Annuity Service Center at least 5 business days prior to the next transfer date.

Automatic Rebalancing Program.  Over time, the performance of each fund may cause your allocation to shift from your original allocation. You can direct us to automatically rebalance your contract value allocated to the funds in order to return to your original percentage allocations by selecting our Automatic Rebalancing Program. Contract value allocated to The Fixed Account cannot participate in the Automatic Rebalancing Program.

This program will terminate:

•	if you withdraw the total contract value;

•	upon payment of the death benefit;

•	if you request that we end the program (in writing or by telephone); or

•	if we receive any unscheduled transfer request.

Interest Sweep Option.  Under this program, we will automatically transfer earnings from your contract value in The Fixed Account to any one fund or combination of funds that you select. By allocating these earnings to the funds, you can pursue further growth in the value of your contract through more aggressive investments. However, the Interest Sweep Option does not assure a profit and does not protect against loss in declining markets.

This program will terminate:

•	if, as the result of a withdrawal, you no longer have contract value in The Fixed Account;

•	if, at time of transfer, no interest is available for transfer (for example, if the interest earned is required to cover contract related charges or has been part of a partial withdrawal);

•	upon payment of the death benefit;

•	if you begin the income phase of your contract; or

•	if we receive your written request or request over the telephone to terminate the program at least 5 business days prior to the next scheduled transfer date.

Transfers and Transfer Programs

Withdrawals

During the accumulation phase you may make either partial or total withdrawals of your contract value.

We take any partial withdrawal proportionally from your contract value in your selected investment choices. We reserve the right to limit you to one partial withdrawal per contract year.

When a partial withdrawal is made from a contract, we reflect the withdrawal as a reduction to the value of the contract’s death benefit and to any elected Guaranteed Minimum Accumulation Benefit or Guaranteed Minimum Income Benefit. We may also reflect it as a reduction to any elected Guaranteed Minimum Withdrawal Benefit. We describe the impact of withdrawals under each feature’s description. Where we reflect a reduction as a percentage of contract value withdrawn, the reduction will be greater when the value of your contract investment choices is lower due to market performance or other variables.

We will pay any full or partial withdrawal to the qualified plan trustee or plan administrator, if you purchased your contract under a tax-qualified retirement plan, a non-qualified deferred compensation plan or a deferred compensation plan for a tax-exempt organization. The only exceptions are for required minimum distribution payments and for withdrawals from Keogh plans.

When making a partial withdrawal, you must withdraw at least $100. We reserve the right to increase this amount to $250. After you make a partial withdrawal, we require that for nonqualified contracts you keep at least $3,000 in your contract. For qualified contracts the amount is also $3,000, unless your partial withdrawal is a minimum required distribution. We reserve the right to change these amounts. If you are participating in a Guaranteed Minimum Withdrawal Benefit, GMIB 5 or GMIB 6, we do not require a minimum contract value following a partial withdrawal.

After you withdraw your full contract value, the contract does not provide a death benefit, a Guaranteed Minimum Accumulation Benefit or the Basic GMIB. However, the Guaranteed Minimum Withdrawal Benefit, GMIB 5 and GMIB 6 features may still provide a benefit if you make a full withdrawal. See “Additional Features – Guaranteed Minimum Withdrawal Benefit,” and “Additional Features – GMIB 5 and GMIB 6.”

When you make a total withdrawal you will receive the value of your contract:

•	less any applicable contingent deferred sales charge;

•	less any applicable interest rate factor adjustment;

•	less any applicable premium tax;

•	less any contract maintenance charge, and

•	less any purchase payments we credited to your contract that have not cleared the bank, until they clear the bank.

Requests in Writing.  To request a withdrawal in writing, submit to the Annuity Service Center, our fully completed partial surrender or surrender form. If your withdrawal involves an exchange or transfer of assets to another financial institution, we also require a “letter of acceptance” from the financial institution.

Requests By Telephone.  We do not allow full withdrawal requests by telephone. However, you may request partial withdrawals by telephone subject to the following rules:

•	The person requesting the partial withdrawal is the contract owner;

•	The withdrawal amount may not exceed $25,000;

•	The check will be made payable to the contract owner and joint contract owner, if applicable;

•	The check will be sent to the address of the contract owner requesting the partial withdrawal;

•	A change of address must not have been made within 30 calendar days prior to the partial withdrawal request;

•	The request must not be for a withdrawal that is part of a series of substantially equal periodic payments made for life or your life expectancy or for the joint lives or joint life expectancies of you and your designated beneficiary; and

•	The contract must be a non-qualified contract or IRA contract (excluding deferred compensation plans).

•	Partial withdrawal requests by telephone will not be available to you if you have elected the nursing home waiver benefit and we are

Withdrawals

currently waiving the contingent deferred sales charge in accordance with that benefit.

Withdrawal Effective Date.  For written requests, your withdrawal is effective on the business day we receive, at the Annuity Service Center, our partial surrender or surrender form, fully completed, and, if applicable, a “letter of acceptance.” If we receive this item(s) at our Annuity Service Center on a non-business day or after our business day closes, your withdrawal request will be effective on the next business day. For telephone requests during the business day, your withdrawal is effective on the business day we receive your call. For calls received after the close of the business day, your withdrawal will be effective on the next business day.

Delivery of Withdrawal Amount.  We will pay any withdrawal amount within 7 days of the withdrawal effective date, unless we are required to suspend or postpone withdrawal payments.

Partial Withdrawals Used to Pay Investment Advisory Fees.  Some contract owners have their assets managed by one or more investment advisers. The investment advisers may assess a fee for their services. Their fees are specified in the respective account agreements and are separate from and in addition to the contract fees and expenses described in this prospectus. Some contract owners authorize their investment advisers to take one or more partial withdrawals from the contract in order to collect advisory or investment management fees. Withdrawals taken from this contract to pay such fees may be subject to a contingent deferred sales charge, income tax and/or tax penalties. We encourage you to determine whether engaging in this activity is appropriate for you.

Systematic Withdrawal Program

For detailed rules and restrictions pertaining to this program and instructions for electing the program contact our Annuity Service Center.

The Systematic Withdrawal Program (SWP) allows you to set up automatic periodic withdrawals from your contract value. We do not charge you for participation in the SWP. We will take any withdrawal under this program proportionally from your contract value in your selected investment choices. You may not participate in the SWP if you elected the Nursing Home Waiver Benefit and we are currently waiving the contingent deferred sales charge in accordance with that benefit.

Your SWP will end:

•	if you withdraw your total contract value;

•	if the next systematic withdrawal will lower your contract value below the minimum contract value we allow following a partial withdrawal, unless your withdrawal is a minimum required distribution;

•	if we receive, in good order, a notification of the owner’s death;

•	if we process the last withdrawal you selected;

•	if you begin receiving annuity payments; or

•	if you give us a written request or request over the telephone to terminate your program. We must receive your request at least 5 business days before the next withdrawal date.

Income taxes, tax penalties, a contingent deferred sales charge and certain restrictions may apply to any withdrawal you make.

Withdrawals

Expenses

There are charges and other expenses associated with the contract that reduce the return on your investment in the contract. These charges and expenses are:

Insurance Charges

Each business day we deduct our insurance charges from the assets of the separate account. We do this as part of our calculation of the value of the accumulation units and the annuity units. There are two types of insurance charges: (1) the mortality and expense risk charge and (2) the administrative charge.

Mortality and Expense Risk Charge

This charge is equal, on an annual basis, to 1.00% of the daily value of the assets invested in each fund, after fund expenses are deducted. We may increase this charge, but it will never exceed 1.70%. This charge is for:

•	the mortality risk associated with the insurance benefits provided, including our obligation to make annuity payments after the annuity date regardless of how long all annuitants live, the death benefits, and the guarantee of rates used to determine your annuity payments during the income phase;

•	the expense risk that the current charges will be insufficient to cover the actual cost of administering the contract.

If the current mortality and expense risk charge is not sufficient to cover the mortality and expense risk, we will bear the loss. If this is the case, we may raise the mortality and expense risk charge in order to restore profitability. In no case will we raise the charge above the guaranteed amount. If the amount of the charge is more than sufficient to cover the mortality and expense risk, we will make a profit on the charge. We may use this profit for any purpose, including the payment of marketing and distribution expenses for the contract.

Administrative Charge

This charge is equal, on an annual basis, to 0.15% of the daily value of the assets invested in each fund, after fund expenses are deducted. We assess this charge, together with the annual contract maintenance charge, to reimburse us for all the expenses associated with the administration of the contract and the separate account. Some of these expenses are: preparation of the contract, confirmations, annual reports and statements, maintenance of contract records, personnel costs, legal and accounting fees, filing fees, and computer and systems costs. We can increase this charge, but the charge will never exceed 0.25%.

Annual Contract Maintenance Charge

At the end of each contract year, we deduct $40 from your contract value in the funds as an annual contract maintenance charge. The actual amount we deduct may vary by state. We may increase this charge, but it will not exceed $60. If we increase this charge, we will give you 90 days prior notice. Currently, this charge is waived if your contract value is $100,000 or greater when we are to assess the charge. Subject to state regulations, we will deduct the annual contract maintenance charge proportionately from your contract value invested in the funds.

If you make a total withdrawal from your contract we will deduct the full annual contract maintenance charge. If your contract enters the income phase on a date other than its contract anniversary we will deduct a pro rata portion of the charge. During the income phase, we will deduct this charge pro rata from each payment.

Contingent Deferred Sales

Charge

We do not deduct a sales charge when we receive a purchase payment. However, we may assess a contingent deferred sales charge on both the amount you withdraw that exceeds the free withdrawal amount and on the amount you apply to certain annuity options. We use this charge to cover certain expenses relating to the sale of the contract. The charge is a percentage of the amount you withdraw or apply to an annuity option.

If we assess a contingent deferred sales charge, we will deduct it proportionally from the remaining contract value in your selected investment options. If there is not enough contract value

Expenses

remaining, we will deduct the charge from the amount you withdraw. At your request, we can deduct the charge from the amount you withdraw.

The amount of the charge depends on how much you withdraw or apply to an annuity option and the length of time between when we issued your contract and when you make a withdrawal or apply a portion or all of your contract value to an annuity option. The contract has a seven year contingent deferred sales charge schedule. In most states, when we issue your contract, you may elect a nine year contingent deferred sales charge schedule instead of the standard seven year contingent deferred sales charge schedule. We will provide a credit to your contract value if you elect that schedule. Refer to “Additional Features” for more information.

7-Year Contingent Deferred Sales Charge Schedule

Contract Year of Withdrawal or Annuity Date	Charge
1st Year	7%
2nd Year	7%
3rd Year	7%
4th Year	6%
5th Year	5%
6th Year	4%
7th Year	3%
8th Year and thereafter	0%

In addition to the free withdrawals described later in this section, we will not impose a contingent deferred sales charge under the following circumstances:

•	Upon payment of the death benefit.

•	Upon payment of a minimum required distribution attributable to this contract that exceeds the free withdrawal amount.

•	When you apply all or a portion of your contract value to an annuity option (except as described under Annuity Option E).

•	If you have an election of the Guaranteed Minimum Withdrawal Benefit and your withdrawals meet the requirements for a waiver of the contingent deferred sales charge (see “Additional Features – Guaranteed Minimum Withdrawal Benefit”).

•	If contract value has been applied to an annuity option providing guaranteed payments and upon the annuitant’s death there are remaining guaranteed payments withdrawn by the beneficiary.

•	If you redeem “excess contributions” from a plan qualifying for special income tax treatment These types of plans are referred to as Qualified Plans, including Individual Retirement Annuities (IRAs). We look to the Internal Revenue Code for the definition and description of excess contributions.

•	When the contract is exchanged for another variable annuity contract issued by us or one of our affiliated insurance companies, of the type and class which we determine is eligible for such an exchange. A contingent deferred sales charge may apply to the contract received in the exchange. A reduced contingent deferred sales charge schedule may apply under this contract if another variable annuity contract issued by us or one of our affiliated insurance companies is exchanged for this contract. Exchange programs may not be available in all states. We have the right to modify, suspend or terminate any exchange program any time without prior notification. If you want more information about our current exchange programs, contact your registered representative or us at our Annuity Service Center.

•	If you are eligible for waiver of the contingent deferred sales charge due to your election of the Nursing Home Waiver Benefit described in “Additional Features”.

•	If you are 59 1/2 or older, and you apply your entire contract value:

-	to purchase a single premium immediate life annuity issued by us or one of our affiliates; or

-	to purchase a single premium immediate annuity certain, with payments guaranteed for 10 years or more, issued by us or one of our affiliates.

Free Withdrawals

The contract has a standard 10% free withdrawal provision. In most states, when we issue your contract you may elect a 10%/20% free withdrawal provision instead of the 10% free withdrawal provision for an additional charge. Refer to “Additional Features” for more information.

10% free withdrawal provision.  In your first contract year, you may withdraw, without incurring a contingent deferred sales charge, up to 10% of your purchase payments reduced by any free withdrawal amount previously taken during the contract year. Beginning in the second contract year, you may withdraw up to 10% of your contract value as of the end of the previous contract year, plus 10% of any purchase payment received in the current contract year, reduced by any free withdrawal amount previously taken during the

Expenses

current contract year. You may take the 10% in multiple withdrawals each contract year.

Premium Taxes

Some states and other governmental entities charge premium taxes or similar taxes. We are responsible for the payment of these taxes and will make a deduction from your contract value for them. Some of these taxes are due when your contract is issued, others are due when annuity payments begin. Currently we do not charge you for these taxes until you begin receiving annuity payments or you make a total withdrawal. We may discontinue this practice and assess the charge when the tax is due. Premium taxes generally range from 0% to 3.5%, depending on the state.

Transfer Fee

During the accumulation phase, you can make 12 free transfers every calendar year. If you make more than 12 transfers a calendar year, we will deduct a transfer fee of $20. Any transfers you make as a part of an Asset Allocation Program, the Separate Account Dollar Cost Averaging Program, the Interest Sweep Option, the DCA Fixed Accounts or the Automatic Rebalancing Program are not subject to the assessment of a transfer fee, and therefore, do not count toward your 12 free transfers every calendar year (unless you request a transfer within Custom Allocation Choice). When assessing any transfer fee, we will treat multiple transfers, that are effective on the same business day, as one transfer.

If you request to transfer contract value in an investment choice, we will deduct any transfer fee from the amount remaining in the investment choice. If you transfer the entire amount in an investment choice, we will deduct the transfer fee from the amount you transfer.

During the income phase, if you are receiving variable payments, we allow 6 transfers each calendar year and they are not subject to a transfer fee.

Income Taxes

We will deduct from the contract any income taxes which we incur because of the operation of the separate account. At the present time, we are not making any such deductions. We will deduct any withholding taxes required by law.

Fund Expenses

The Separate Account purchases shares of the funds at net asset value. The net asset value of each fund reflects investment management fees and other expenses already deducted from the assets of the fund. In addition, one or more of the funds available as an investment choice may pay a distribution fee out of the fund’s assets to us called a “12b-1” fee. Any investment in one of the funds with a 12b-1 fee will increase the cost of your investment in this contract. Please refer to the fund prospectuses for more information regarding these expenses.

The Income Phase

Overview.  If you want to receive regular income from your annuity, you can elect to apply all or part of your contract value so that you can receive fixed and/or variable annuity payments under one of the annuity options described in this section. If you do not choose an annuity option, we will assume that you elected Option B with variable payments and 10 years of payments guaranteed. We may base annuity payments on the age and sex of the annuitant under all options except Annuity Option E. We may require proof of age and sex before annuity payments begin.

If your contract value is less than $2,000 on the annuity date, we reserve the right to pay you a lump sum rather than a series of annuity payments. If any annuity payment is less than $100 ($20 for contracts issued in New York), we reserve the right to change the payment basis to equivalent less frequent payments.

Applying Part of Your Contract Value to an Annuity Option.  If you elect to apply part of your contract value to an annuity option, we will treat the amount applied as a withdrawal. You must specify the portion of your contract value to be applied to an annuity option, and if it is not the full contract value, the amount must be at least $10,000.

Expenses/The Income Phase

We currently do not restrict the number of times in a contract year that you can elect to apply part of your contract value to an annuity option. However, we reserve the right to limit the number of times that you can elect to apply part of your contract value to an annuity option to once a contract year.

Prior to applying a portion of your contract value to an annuity option, you should consult a tax adviser and discuss the tax implications associated with such a transaction. For tax reporting purposes we will report the payments you receive through this transaction as annuity payments, however, there is uncertainty as to how the Internal Revenue Service would treat this transaction and the resulting annuity payments. Adverse tax consequences could apply.

Electronic Funds Transfer and Annuity Payments.  You may receive annuity payments by electronic funds transfer (EFT). However, we only allow an EFT of your annuity payments to one account. When you set up an EFT, the account number you provide to us must be used for all annuity payments you receive from this contract and from any other contract we or our affiliates may issue to you. You may change the account number at any time.

Annuity Payment Start Date.  You can choose the month and year in which annuity payments begin. We call that date the annuity date. This date must be at least 5 years (13 months for contracts issued in New York) after you purchase your contract. You choose your annuity date when you purchase your contract. You can change it at any time before the annuity date provided you give us 30 days written notice.

Annuity payments must begin by the earlier of:

(1)	The 100th birthday of the annuitant;

(2)	Your 100th birthday if you are not the annuitant or the 100th birthday of the oldest joint owner; or

(3)	The latest date permitted under state law.

Required Minimum Distributions for Tax-Qualified Contracts.  In order to avoid adverse tax consequences, you should begin to take distributions from your contract no later than the beginning date required by the Internal Revenue Service. These distributions can be withdrawals or annuity payments. The distributions should be at least equal to the minimum amount required by the Internal Revenue Service or paid through an annuity option that complies with the required minimum distribution rules of Internal Revenue Code Section 401(a)(9). If your contract is an individual retirement annuity, the required beginning date should be no later than April 1 of the year after you reach age 70 1/2. For qualified plans, that date is no later than April 1 of the year following the later of: the year you reach age 70 1/2 or the year in which you retire. The option of deferring to retirement is not available if you are a 5% or greater owner of the employer sponsoring your qualified plan.

Investment Options and Annuity Payments.  At the annuity date, you have the same fund choices that you had in the accumulation phase and you can choose whether payments will be fixed, variable, or a combination of both. If you do not tell us otherwise, we will base your annuity payments on the investment allocations that are in place on the annuity date. Therefore, any amounts in the funds will be applied to a variable payout and any amounts in the fixed accounts will be applied to a fixed payout.

Fixed Annuity Payments.  If you choose fixed payments, the payment amount will not vary. The payment amount will depend upon the following:

•	the value of your contract on the annuity date or your GMIB value on the annuity date, if applicable;

•	the annuity option you elect;

•	the age and sex of the annuitant or joint annuitants, if applicable;

•	the minimum guaranteed payout rates associated with your contract;

•	the deduction of a contingent deferred sales charge (may be deducted under Annuity Option E only);

•	the deduction of the annual contract maintenance charge, if applicable;

•	the deduction of an interest rate factor adjustment, if applicable; and

•	the deduction of premium taxes, if applicable.

In most states, if the single premium immediate annuity rates offered by MassMutual on the annuity date are more favorable than the minimum guaranteed rates listed in your contract, those rates will be used, unless you are exercising the Guaranteed Minimum Income Benefit (Basic GMIB, GMIB 5 or GMIB 6).

The Income Phase

Variable Annuity Payments.  You may not elect a variable annuity payment if you are exercising the Basic GMIB.

If you choose variable payments, the payment amount will vary with the investment performance of the funds. The first payment amount will depend on the following (unless you elected GMIB 5 or GMIB 6):

•	the value of your contract on the annuity date;

•	the annuity option you elect;

•	the age and sex of the annuitant or joint annuitants, if applicable;

•	the minimum guaranteed payout rates associated with your contract;

•	an assumed investment rate (AIR) of 4% per year;

•	the deduction of a contingent deferred sales charge (may be deducted under Annuity Option E only);

•	the deduction of the annual contract maintenance charge, if applicable;

•	the deduction of an interest rate factor adjustment, if applicable; and

•	the deduction of premium taxes, if applicable.

Future variable payments will depend on the performance of the funds you selected. If the actual performance on an annualized basis exceeds the 4% assumed investment rate plus the deductions for expenses, your annuity payments will increase. Similarly, if the actual rate is less than 4% annualized plus the amount of the deductions, your annuity payments will decrease.

The Guaranteed Minimum Income Benefit and Annuity Payments.  There are three versions of the GMIB described in this prospectus: MassMutual Guaranteed Income Plus 5 (GMIB 5); MassMutual Guaranteed Income Plus 6 (GMIB 6); and the Basic GMIB. If you elect the Guaranteed Minimum Income Benefit and you apply for your contract prior to 9/1/07 or in a state where GMIB 5 and GMIB 6 are not available when we issue your contract, then your Guaranteed Minimum Income Benefit feature is the Basic GMIB.

If you elected the Guaranteed Minimum Income Benefit, when you enter the income phase, we calculate your fixed annuity payments using the values which provide the most favorable annuity payment, either: 1) the GMIB value and the fixed guaranteed payout rates in your contract; 2) your contract value and the fixed guaranteed payout rates in your contract; or 3) your contract value and current fixed payout rates.

For variable annuity payments (which you can elect if you have GMIB 5 or GMIB 6) we calculate the initial variable annuity payment using the values which provide the most favorable annuity payment, either: 1) the GMIB value and the fixed guaranteed payout rates in your contract; or 2) your contract value and the variable guaranteed payout rates. Future variable payments will depend on the performance of the funds you select. If the actual performance on an annualized basis exceeds the 4% assumed investment rate plus the deductions for expenses, your annuity payments will increase. Similarly, if the actual rate is less than 4% annualized plus the amount of the deductions, your annuity payments will decrease.

Annuity Unit Values.  In order to keep track of the value of your variable annuity payment, we use a unit of measure called an annuity unit. We calculate the number of your annuity units at the beginning of the income phase. During the income phase, the number of annuity units will not change. However, the value of your annuity units will change to reflect the investment performance of the funds you selected. The insurance charge applied as part of the calculation of the annuity unit value will be the insurance charge assessed at the time you apply all or part of your contract value to an annuity option. The Statement of Additional Information contains more information on how annuity payments and annuity unit values are calculated.

Annuity Options.  The available annuity options are listed in this section in the Annuity Options table. We may consent to other plans of payment in addition to those listed. After annuity payments begin, you cannot change the annuity option, the frequency of annuity payments, or make withdrawals, except as described under Annuity Option E.

Limitation on Payment Options.  If you purchased the contract as a tax-qualified contract, the Internal Revenue Code may impose restrictions on the types of payment options that you may elect.

The Income Phase

Annuity Options

We may consent to other plans of payment in addition to those listed, including a Joint and Last Survivor Annuity with Period Certain.

Lifetime Contingent Options
Annuity Option A – Life Income. (variable and/or fixed payments)	Number of Annuitants: one Length of Payment Period: For as long as the annuitant lives. Annuity Payments After Death: None. All payments end upon the annuitant’s death.
Annuity Option B – Life Income with Period Certain. (variable and/or fixed payments)

Number of Annuitants: one

Length of Payment Period: For a guaranteed period of either 5, 10 or 20 years or as long as the annuitant lives, whichever is longer.

Annuity Payments After Death: When the annuitant dies, if there are remaining guaranteed payments, the beneficiary may elect a lump sum payment equal to the commuted value of the remaining guaranteed annuity payments.

Annuity Option C – Joint and Last Survivor Annuity. (variable and/or fixed payments)

Number of Annuitants: two

Length of Payment Period: For as long as either annuitant lives.

Annuity Payments After Death: 100% of the payment will continue to the surviving annuitant. No payments will continue after the death of both annuitants.

Annuity Option D – Joint and 2/3 Survivor Annuity. (variable and/or fixed payments)

Number of Annuitants: two

Length of Payment Period: For as long as either annuitant lives.

Annuity Payments After Death: Two-thirds of the payment will continue to the surviving annuitant. No payments will continue after the death of both annuitants.

Annuity Option E – Period Certain Annuity. (variable and/or fixed payments)

Number of Annuitants: one

Length of Payment Period: For a specified period no less than five years and no greater than 30 years.

Withdrawal Option/Switch Annuity Option: If, after you begin receiving payments, you would like to receive all or part of the commuted value of the remaining guaranteed payments under this annuity option at any time, you may elect to receive it in a lump sum or have it applied to another annuity option. If you so elect, your future payments will be adjusted accordingly.

Contingent Deferred Sales Charge: In most states, we will deduct a contingent deferred sales charge if you apply all or a part of your contract value to this option and the period certain is less than 10 years. If it is permitted in your state, but we do not deduct a contingent deferred sales charge at that time, we will deduct a contingent deferred sales charge if you subsequently request a commuted lump-sum payment to yourself or a commuted value to apply to another annuity option.

Annuity Payments After Death: When the annuitant dies, if there are remaining guaranteed payments, the beneficiary may elect a lump sum payment equal to the commuted value of the remaining guaranteed annuity payments. We will not deduct a contingent deferred sales charge.

The Income Phase

Death Benefit

Death of Contract Owner During the Accumulation Phase

If you or the joint owner dies during the accumulation phase, we will pay a death benefit to your primary beneficiary. If the joint owner dies, we will treat the surviving joint owner, if any, as the primary beneficiary. We will treat any other beneficiary designation on record at the time of death as a contingent beneficiary unless you have changed it in writing. Your beneficiary may request that the death benefit be paid under one of the death benefit options. If the sole primary beneficiary is your spouse, he or she may elect to become the owner of the contract at the death benefit amount payable.

Death Benefit Amount During the Accumulation Phase

Overview.  The death benefit amount depends upon the death benefit feature in effect at the time of your death or, if the contract is owned by a non-natural entity, the annuitant’s death. The contract offers three Death Benefit features:

•	Basic Death Benefit

•	Annual Ratchet Death Benefit

•	Contract Value Death Benefit

Some death benefit features are not available if you are a certain age. These details are included in our description of each death benefit feature.

For detail regarding the Annual Ratchet Death Benefit and the Contract Value Death Benefit see “Additional Features – Additional Death Benefit Features.”

You may only have one elected death benefit feature at any time. You may add or terminate a death benefit feature effective on any contract anniversary as long as we receive written notice of your intention to do so at our Annuity Service Center at least 30 calendar days prior to your contract anniversary date. Your first contract anniversary is one calendar year from the date we issued your contract. We do not assess an additional charge for the Basic Death Benefit. The availability of certain death benefit options may be limited for tax-qualified contracts in order to comply with the required minimum distribution rules.

Basic Death Benefit

Basic Death Benefit – (Version 9/1/07) for contracts applied for on or after 9/1/07 (subject to state availability).

You may only elect this feature if you are under age 76 at the time you make the election. The death benefit is the greater of your contract value, or your purchase payments, reduced by an adjustment for withdrawals and any applicable charges. We calculate the adjustment for withdrawals as follows:

•	The withdrawal amount;

•	divided by your contract value immediately prior to the withdrawal; with the result

•	multiplied by the most recently adjusted purchase payments.

If you have elected a Guaranteed Minimum Withdrawal Benefit, any portion of a withdrawal that exceeds the Guaranteed Lifetime Withdrawal Amount or, if applicable, the Guaranteed Withdrawal Amount, will result in a proportional adjustment for withdrawals as just described. However, any portion of a withdrawal that is not in excess of the Guaranteed Lifetime Withdrawal Amount or Guaranteed Withdrawal Amount, if applicable, or which is part of a required minimum distribution we calculate under an automatic distribution program, will reduce the death benefit on a dollar for dollar basis. See “Additional Features – Guaranteed Minimum Withdrawal Benefit.”

These values are those we determine as of the business day we receive proof of death and election of the payment method at our Annuity Service Center, adjusted for any applicable charges.

If there are joint owners of the contract, we will use the age of the oldest joint owner to determine the death benefit amount. If the contract is owned by a non-natural person, we will use the age of the annuitant to determine the death benefit amount.

Death Benefit

We consider requests to apply part of your contract value to an annuity option as a withdrawal for purposes of calculating the death benefit amount.

Basic Death Benefit

for contracts applied for prior to 9/1/07

(also available to all contracts issued in states where Version 9/1/07 is unavailable).

You may only elect this feature if you are under age 80 at the time you make the election. Prior to you reaching age 80, the death benefit is the greater of your contract value, or your purchase payments, reduced by an adjustment for withdrawals and any applicable charges. We calculate the adjustment for withdrawals as follows:

•	The withdrawal amount;

•	divided by your contract value immediately prior to the withdrawal; with the result

•	multiplied by the most recently adjusted purchase payments.

If you have elected a Guaranteed Minimum Withdrawal Benefit, any portion of a withdrawal that exceeds the Guaranteed Lifetime Withdrawal Amount or, if applicable, the Guaranteed Withdrawal Amount, will result in a proportional adjustment for withdrawals as just described. However, any portion of a withdrawal that is not in excess of the Guaranteed Lifetime Withdrawal Amount or Guaranteed Withdrawal Amount, if applicable, or which is part of a required minimum distribution we calculate under an automatic distribution program, will reduce the death benefit on a dollar for dollar basis. See “Additional Features – Guaranteed Minimum Withdrawal Benefit.”

These values are those we determine as of the business day we receive proof of death and election of the payment method at our Annuity Service Center, adjusted for any applicable charges.

At age 80 and beyond, the value of the basic death benefit is your contract value as of the business day we receive proof of death and election of the payment method at our Annuity Service Center.

If there are joint owners of the contract, we will use the age of the oldest joint owner to determine the death benefit amount. If the contract is owned by a non-natural person, we will use the age of the annuitant to determine the death benefit amount.

We consider requests to apply part of your contract value to an annuity option as a withdrawal for purposes of calculating the death benefit amount.

Death Benefit Payment Options During the Accumulation Phase

The availability of certain death benefit options may be limited for tax-qualified contracts in order to comply with required minimum distribution rules.

A beneficiary must elect to receive the death benefit under one of the following options, in the event you die during the accumulation phase:

Option 1 – lump sum payment of the death benefit; or

Option 2 – the payment of the entire death benefit within 5 years of the date of death; or

Option 3 – payment of the death benefit under an annuity option over the lifetime of the beneficiary or over a period not extending beyond the life expectancy of the beneficiary with distribution beginning within 1 year of the date of your death or any joint owner.

Additional Option for a Spouse Who is the Sole Primary Beneficiary.

In addition to options 1, 2 and 3, if your spouse is the sole primary beneficiary, then the surviving spouse may elect to continue the contract with all applicable riders and benefits in his or her own name at the death benefit amount and exercise all of the contract owner’s rights under the contract (we restrict rights applicable to continuing any elected Guaranteed Minimum Withdrawal Benefit, see “Additional Features – Guaranteed Minimum Withdrawal Benefit). If your spouse does not make an election within 60 calendar days of our receipt of due proof of death, we will consider your surviving spouse to have continued the contract in his/her name. The election can only be made once while the contract is in effect.

Lump Sum Payments.  If a lump sum payment is requested, we will pay the amount within 7 days after we receive due proof of death and other necessary information at our Annuity Service

Death Benefit

Center, unless we are required to suspend or delay payment. Payment to the beneficiary, in any form other than a lump sum, may only be elected during the 60 day period beginning with the date of receipt by us of proof of death.

Beneficiary IRA Election.  Beneficiary, Inherited, Legacy or “Stretch” IRAs are all terms used to describe an IRA that is used exclusively to distribute death proceeds of an IRA or other qualified investment to the beneficiary over that beneficiary’s life expectancy in order to meet the required minimum distribution (RMD) rules. Upon the contract owner’s death under an IRA or other qualified contract, a beneficiary(ies) may generally establish a Beneficiary IRA by either purchasing a new annuity contract or in some circumstances, by electing the Beneficiary IRA payout option under the current contract. Until withdrawn, amounts in a Beneficiary IRA or other qualified contract continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the required minimum distribution rules, are subject to tax.

Eligibility Requirements/Restrictions:

If a beneficiary (ies) elects to establish a Beneficiary IRA after the death of the contract owner, the following rules apply:

•

Only certain annuity contracts issued by us or our subsidiary companies can be used to establish a Beneficiary IRA. Additionally, the Beneficiary IRA must satisfy a certain minimum size. Please consult your registered representative for further information.

•

For existing annuity contracts with single beneficiaries issued by us or one of our affiliates, the beneficiary will have the option of electing a Beneficiary IRA payout option under the current contract or establishing a Beneficiary IRA by purchasing a new annuity contract issued by us or one of our affiliates. Should the beneficiary decide to elect the Beneficiary IRA payout option under the current contract, any withdrawals in excess of the RMD will not be subject to a contingent deferred sales charge. Should the beneficiary decide to establish a Beneficiary IRA by purchasing a new annuity contract issued by us or one of our affiliates, any withdrawals under that contract in excess of the RMD may be subject to a contingent deferred sales charge as indicated by the terms of the contract purchased.

•

For existing annuity contracts with multiple beneficiaries issued by us or one of our affiliates, a beneficiary wishing to establish a Beneficiary IRA funded by an annuity contract issued by us or one of our affiliates, must purchase a new annuity contract. Any withdrawals under that contract in excess of the RMD may be subject to a contingent deferred sales charge as indicated by the terms of the contract purchased.

•

If the existing contract was issued by a company other than us or one of our affiliates, those beneficiaries wishing to establish a Beneficiary IRA funded by an annuity contract issued by us or one of our affiliates must purchase a new annuity contract. Any withdrawals under that contract in excess of the RMD may be subject to a contingent deferred sales charge as indicated by the terms of the contract purchased.

•

The source of funds to be invested must be from a traditional IRA, SEP IRA, SIMPLE IRA, Beneficiary IRA, TSA, 401(a) or a Qualified Employee Plan (includes Pension Plan, Money Purchase Pension Plan, Profit Sharing Plan, Keogh (HR10), Target Benefit Plan).

•	Joint ownership of a Beneficiary IRA is not allowed.

•	The annuity contract will be titled in the beneficiary’s name as beneficiary for the deceased contract owner.

•

Required Minimum Distributions (RMDs) must begin by December 31st of the year following the year of the date of the contract owner’s death and will only be allowed on a quarterly or annual basis. The RMD amount will be calculated based on the beneficiary’s life expectancy and will be withdrawn on a proportional basis from all investment accounts in which funds are invested. If there is a Beneficiary IRA previously established with another carrier and an RMD is required in the current calendar year, we will process the RMD. If however, an RMD is not required in the current calendar year, an RMD will not be processed until the year it is required. Any other distributions taken during the current year will be subject to applicable contingent deferred sales charges as defined in the contract.

Death Benefit

•

The contract value at time of issue will be equal to either the death benefit that would have been payable to the beneficiary if a lump sum distribution had been elected, or the contract value of an existing Beneficiary IRA that is being transferred to a new MassMutual annuity.

•	Additional contributions cannot be applied to the Beneficiary IRA.

•	All distributions from this contract will be paid to the Owner/Annuitant.

•

Upon the death of the annuitant of the Beneficiary IRA, a death benefit, under the terms of the contract, will be paid to the succeeding beneficiary in a lump sum or over the annuitant’s remaining life expectancy as determined by the applicable IRS table.

•

If a Beneficiary IRA is established with a new annuity contract or as a payout option under the current contract, the following optional features, generally available under certain contracts, are unavailable: the Guaranteed Minimum Accumulation Benefit, the Basic Guaranteed Minimum Income Benefit (Basic GMIB) and the Guaranteed Minimum Withdrawal Benefit. However, the Guaranteed Minimum Income Benefits called MassMutual Guaranteed Income Plus 5SM (GMIB 5) and MassMutual Guaranteed Income Plus 6SM (GMIB 6) are available if they are generally available under the contract being utilized for the Beneficiary IRA. Before choosing GMIB 5 or GMIB 6, make sure you are aware of how withdrawals in the contract may affect the feature benefits by reading a current prospectus. For example, RMDs that exceed the current contract year interest earned on your GMIB Value will reduce the GMIB Value on a pro-rata basis.

•	Additional rules may apply. Please consult your registered representative for further information.
•	We have the right to modify, suspend or terminate the Beneficiary IRA program at any time without prior notification.

Beneficiaries should consult a qualified tax advisor for advice prior to establishing a Beneficiary IRA.

Death of Contract Owner

During the Income Phase

If you or the joint owner dies during the income phase, but the annuitant is still alive, we will pay the remaining payments under the annuity option elected at least as rapidly as under the method of distribution in effect at the time of your death.

Death of Annuitant

If the annuitant, who is not the owner or joint owner, dies during the accumulation phase, you can name a new annuitant subject to the underwriting rules we have in effect at the time. If you do not name an annuitant within 30 days of the death of the annuitant, you will become the annuitant. However, if the owner is a non-natural person and the annuitant dies, you may not name a new annuitant. In this case we will treat the death of the annuitant as the death of the owner and pay the death benefit as described in the “Death of Contract Owner During the Accumulation Phase” and “Death of Contract Owner During the Income Phase” sections.

You cannot name a new annuitant once the income phase begins. Upon the death of the annuitant on or after the annuity date, the death benefit, if any, is as specified in the annuity option elected. We will pay death benefits at least as rapidly as under the method of distribution in effect at the annuitant’s death.

Death Benefit

Additional Features

Overview

For an additional charge or credit, the features listed in the tables below and described throughout this section, are available for you to elect. You must elect these features when you apply for a contract unless otherwise stated. If we allow you to elect an additional feature after you apply for a contract, the effective date of your election will be on your contract anniversary date immediately following your election. If you elect an additional feature, it will replace the corresponding standard feature available under the contract. Certain features may not be available in all states.

Additional Features with an Additional Charge

Details regarding each feature appear later in this section.

Feature	Only Available to Elect at Contract Issue	Once Elected, Can Be Cancelled
10%/20% Free Withdrawal Feature	Yes	No
Nursing Home Waiver Benefit	Yes	Yes
Annual Ratchet Death Benefit	No, you may elect at contract issue or on any contract anniversary.	Yes
Equalizer Benefit	Yes	Yes
Guaranteed Minimum Accumulation Benefit	Yes	Yes
Guaranteed Minimum Income Benefit	Yes	Yes
Guaranteed Minimum Withdrawal Benefit	Yes	Yes

Additional Feature Providing a Credit

Details regarding this feature appear later in this section.

Feature	Only Available to Elect at Contract Issue	Once Elected, Can Be Cancelled
Nine Year Contingent Deferred Sales Charge Feature[1]	Yes	No

Additional Features Providing a Credit with No Additional Charge

Details regarding each feature appear later in this section.

Feature	Only Available to Elect at Contract Issue	Once Elected, Can Be Cancelled
Contract Value Death Benefit (credit ends when you reach age 80)	No, you may elect at contract issue or on any contract anniversary.	Yes
Electronic Document Delivery Credit	No, you may elect at any time.	Yes
Case Size Credit	You do not elect this feature. You are automatically eligible based on your contract value.	You do not elect or cancel this feature. You are automatically eligible based on your contract value.
[1]

This feature does not result in an additional annual charge. However, it will result in a higher contingent deferred sales charge percentage in certain years and a longer contingent deferred sales charge period than the standard contingent deferred sales charge available under the contract.

Additional Features

Charges for Additional Features

This section pertains to all additional features except MassMutual Guaranteed Income Plus 5, MassMutual Guaranteed Income Plus 6, and the Guaranteed Minimum Withdrawal Benefit. For an explanation of charges for those features see “Additional Features – Guaranteed Minimum Income Benefit and “Additional Features – Guaranteed Minimum Withdrawal Benefit.”

If you elect one or more features that we offer with an additional charge, we will deduct an additional charge from your contract value. Charges for additional features are in addition to the standard contract expenses.

Charges in the first contract year.  If you elect a feature that we offer for an additional charge, we list that charge as a percentage. In the first contract year, we will deduct that percentage from your purchase payments received by us during the first contract year as each purchase payment is received. For example, when you purchase the contract, if you elect two additional features and we charge 0.40% for one and 0.25% for the other, we will deduct from your contract value 0.65% of your initial purchase payment. We will also make a deduction from each subsequent purchase payment during the first contract year. The percent deducted will be adjusted to reflect the number of days remaining in the contract year. This charge will be in addition to charges for any other additional features elected and in addition to the standard contract expenses.

Charges on and after your first contract anniversary.  At the end of your first contract year and at the end of every contract year thereafter, we will calculate the charge for each additional contract feature based on your contract value at that time and we will deduct the charge on each contract anniversary. For example, if you elect two additional features and we charge 0.40% for one and 0.25% for the other, on each contract anniversary we will deduct from your contract value 0.65% of your contract value as of the day just prior to that anniversary. This charge will be in addition to charges for any other additional features elected and in addition to the standard contract expenses.

We will deduct the entire charge proportionally as follows:

1.	First, from the funds you are invested in as of the time we deduct the charge(s);

2.	If you do not have sufficient value invested in the funds to deduct the entire charge(s) from the funds, then we will deduct the entire charge(s) from the funds plus the fixed accounts you are invested in as of the time we deduct the charge(s) (excluding the Long-Term Guarantee Fixed Accounts); or

3.	If you do not have sufficient value invested in the funds and the fixed accounts (excluding the Long-Term Guarantee Fixed Accounts) to deduct the entire charge(s) from those investment choices, then we will deduct the entire charge(s) from the funds plus all of the fixed accounts you are invested in as of the time we deduct the charge(s).

We calculate a charge assessed out of The Fixed Account and Long-Term Guarantee Fixed Accounts on a first-in, first out basis. In other words, we assess the charge attributed to the oldest purchase payments first; then we assess the charge attributed to the next oldest purchase payment; and so on.

When do charges end?  To answer this question, read the detail in this section for each specific feature. Certain features you can cancel effective on any contract anniversary and we will no longer deduct a charge after that time. Other features expire after a certain number of contract years, at which time we will no longer deduct a charge. If you surrender your contract, we will not reimburse you for any prepaid charge for an additional feature.

Credits for Additional Features

Certain features of this contract involve the payment of a credit. If you elect any of these features, your contract expenses may be higher with the feature than without them. The amount of any credits may be more than offset by the charges for your elected features.

Except for the Electronic Document Delivery Credit described in “Additional Features – Electronic Document Delivery Credit,” we calculate all credits based on your contract value as of the end of the contract year. For example, if you elect an additional feature and we credit you 0.05%, on each contract anniversary following your election, we will credit your contract value with 0.05% of your contract value as of the day just prior to that anniversary. We will apply credits proportionally to the funds that you are invested in as of the date we calculate the credit.

Additional Features

No credits will be provided should you surrender your contract prior to your contract anniversary.

These credit amounts may be subject to the assessment of a contingent deferred sales charge upon withdrawal or if you elect to receive an annuity payment.

Nine Year Contingent Deferred Sales Charge Feature

Credit: 0.10%

For additional detail see “Additional Features – Credits for Additional Features.”

The contract has a standard seven year contingent deferred sales charge schedule. You can elect a nine year contingent deferred sales charge schedule instead of the standard seven year contingent deferred sales charge schedule. If you so elect, we will credit your contract in an amount equal to 0.10% of your contract value as of the end of each contract year. We will apply this credit while the contingent deferred sales charge schedule is in effect. You may only elect this additional feature at the time you apply for a contract. Once elected you cannot cancel this feature.

Election of the nine year contingent deferred sales charge feature will result in a higher contingent deferred sales charge percentage in certain years and a longer contingent deferred sales charge period than the standard contingent deferred sales charge available under the contract.

The nine year contingent deferred sales charge schedule is as follows:

Contract year when withdrawal is made or when contract value is applied to an annuity option	Percentage of amount withdrawn or applied to an annuity option
1	8%
2	8%
3	7%
4	6%
5	5%
6	4%
7	3%
8	2%
9	1%
10 or more	0%

See the “Table of Fees and Expenses” for a comparison of the standard and optional nine year contingent deferred sales charge schedules.

10%/20% Free Withdrawal Feature

Current Charge: 0.25%

Maximum Charge: 0.35%

For additional detail on charge deduction see “Additional Features – Charges for Additional Features.”

The contract has a standard 10% free withdrawal provision. For an additional charge of 0.25%, you can elect the following free withdrawal provision instead of the standard 10% free withdrawal provision:

In your first contract year, you may withdraw, without incurring a contingent deferred sales charge, up to 10% of your purchase payments reduced by any free withdrawal amount previously taken during the contract year. Beginning in the second contract year, you may withdraw up to 20% of your contract value as of the end of the previous contract year, plus 20% of any purchase payment received in the current contract year, reduced by any free withdrawal amount previously taken during the current contract year.

You may take your free withdrawal amount in multiple withdrawals each contract year. You may only elect this additional feature at the time you apply for a contract. We will assess the charge for this feature while your contingent deferred sales charge schedule is in effect. Once elected you cannot cancel this feature.

Nursing Home Waiver Benefit

Also known in certain states as the Nursing Home Waiver of Contingent Deferred Sales Charge Rider.

Current Charge: 0.05%

Maximum Charge: 0.10%

For additional detail on charge deduction see “Additional Features – Charges for Additional Features.”

For an additional charge, you may elect the nursing home waiver benefit. If you elect the nursing home waiver benefit, we currently deduct an additional charge of 0.05%. We reserve the right to increase this charge, but it may never exceed 0.10%. We will assess this charge while the contingent deferred sales charge schedule is in effect.

Additional Features

You may only elect this additional feature at the time you apply for a contract. You may cancel this feature at any time. The cancellation will be effective on the contract anniversary following your request.

If you elect this feature, you may withdraw all or a portion of your contract value without incurring a contingent deferred sales charge if we receive written confirmation at our Annuity Service Center that you have been admitted to a licensed nursing care facility after your purchase of this contract subject to the following requirements:

1.	You are past your first contract year.

2.	If you resided in a licensed nursing care facility within 2 years prior to contract issue, the benefit is not available to you; however, for contracts issued in New York, if the waiver is unavailable to you for this reason, you will automatically become eligible 2 years following the date of discharge from a licensed nursing care facility.

3.	Your stay in a licensed nursing care facility is prescribed by a physician and is medically necessary.

4.	You provide us with written documentation satisfactory to us that confirms that you still reside in a licensed nursing care facility every time you request a partial withdrawal.

5.	You make each withdrawal request while you are presently confined in a licensed nursing care facility for a period of not less than 90 days.

You may not participate in the Systematic Withdrawal Program if you elected the Nursing Home Waiver Benefit and we are currently waiving the contingent deferred sales charge in accordance with that benefit.

We define a licensed nursing care facility to be an institution licensed by the state in which it is located to provide skilled nursing care, intermediate nursing care or custodial nursing care.

Additional Death Benefit Features

Overview.  The death benefit amount depends upon the death benefit feature in effect at the time of your death or, if the contract is owned by a non-natural entity, the annuitant’s death. The contract offers three death benefit features:

•	Basic Death Benefit (described in “Death Benefit”);

•	Annual Ratchet Death Benefit (described below);

•	Contract Value Death Benefit (described below).

Certain additional death benefit features may not be available in all states. Some death benefit features are not available if you are a certain age. These details are included in our description of each death benefit feature.

You may only have one elected death benefit feature at a time. We do not assess an additional charge for the basic death benefit. However, we will provide your contract with a credit or assess an additional charge to your contract if you elect one of the additional death benefit features. You may change your death benefit feature at any time and the change will be effective on your following contract anniversary.

If your death benefit amount is greater than your contract value at the time you change death benefit features, the change in death benefit features may result in a decrease in your death benefit amount. Please contact your registered representative for more information on the impact of changing death benefit features after we issue your contract.

Annual Ratchet Death Benefit

Current Charge: 0.40%

Maximum Charge: 0.90%

For additional detail on charge deduction see “Additional Features – Charges for Additional Features.”

For an additional charge, at time of contract issue or effective on any contract anniversary, you may elect the Annual Ratchet Death Benefit.

The amount of the death benefit will be the greatest of:

(A)	Your contract value, or

(B)	The value of the annual ratchet feature (see “Value of the Annual Ratchet Feature” below), or

(C)	Your purchase payments reduced by an adjustment for withdrawals and applicable charges.

For (C) we calculate the adjustment for withdrawals as follows:

•	The withdrawal amount;

Additional Features

•	divided by your contract value immediately prior to the withdrawal; with the result

•	multiplied by the most recently calculated death benefit value.

For this adjustment, if you have elected a Guaranteed Minimum Withdrawal Benefit, any portion of a withdrawal that exceeds the Guaranteed Lifetime Withdrawal Amount or, if applicable, the Guaranteed Withdrawal Amount, will result in a proportional adjustment for withdrawals as just described. However, any portion of a withdrawal that is not in excess of the Guaranteed Lifetime Withdrawal Amount or Guaranteed Withdrawal Amount, if applicable, or which is part of a required minimum distribution we calculate under an automatic distribution program, will reduce the purchase payments on a dollar for dollar basis. See “Additional Features – Guaranteed Minimum Withdrawal Benefit.”

We consider requests to apply part of your contract value to an annuity option as a withdrawal for purposes of calculating the death benefit amount.

The values in (A), (B) and (C) above are those we determine as of the business day we receive proof of death and election of the payment method at our Annuity Service Center, adjusted for any applicable charges.

Value of the Annual Ratchet Feature.  If you elect the Annual Ratchet Death Benefit when we issue your contract, the initial annual ratchet feature will be equal to your initial purchase payment. If you elect the Annual Ratchet Death Benefit after we issue your contract, the initial annual ratchet feature will be equal to the lesser of your contract value or your purchase payments less withdrawals. Prior to you, the oldest joint owner, or the annuitant (if the contract is owned by a non-natural person) reaching age 80, we recalculate the value of the annual ratchet feature on each contract anniversary, each time you make a withdrawal and each time you apply a purchase payment.

Since we calculate your annual ratchet feature on every contract anniversary, your “most recently calculated annual ratchet feature” is the value calculated on your most recent contract anniversary, provided you haven’t made a payment or withdrawal since your most recent contract anniversary.

If you have made a payment or withdrawal since your most recent contract anniversary, your “most recently calculated annual ratchet feature” is calculated when you made your most recent withdrawal or payment. The recalculation works as follows:

1.	Each time you make a withdrawal, the annual ratchet feature is equal to the most recently calculated annual ratchet feature reduced by an adjustment for withdrawals.

We calculate this adjustment for withdrawals as follows:

•	The withdrawal amount;

•	divided by your contract value immediately prior to the withdrawal; with the result

•	multiplied by the most recently calculated death benefit value.

2.	Each time you make a purchase payment the annual ratchet feature is equal to the most recently calculated annual ratchet feature plus the purchase payment.

3.	Each contract anniversary, the annual ratchet feature is equal to the most recently calculated annual ratchet feature or your contract value, whichever is greater.

At age 80 and beyond, the annual ratchet feature is the value of the annual ratchet feature at age 80 adjusted to reflect purchase payments and withdrawals as described in “1” and “2” above.

Cost of Annual Ratchet Death Benefit.  If you elect the Annual Ratchet Death Benefit we will deduct an additional charge of 0.40% while the death benefit feature is in effect. We can increase this charge, but the percentage will not exceed 0.90%.

Contract Value Death Benefit

Current Credit: 0.05%

Minimum Credit: 0.02%

For additional detail see “Additional Features – Credits for Additional Features.”

If you elect the Contract Value Death Benefit, we currently calculate a credit in the amount of 0.05% of your contract value as of the end of each contract year while this death benefit feature is in effect. You may elect this feature at the time of contract issue or effective on a contract anniversary. We apply the credit on your immediately following contract anniversary. We reserve the right to reduce this credit to 0.02% in the future. The Contract Value Death Benefit is

Additional Features

equal to your contract value as of the business day we receive proof of death and election of the payment method at our Annuity Service Center.

If you, the oldest joint owner, or the annuitant (if the contract is owned by a non-natural person) are age 80 or beyond, we do not provide an annual credit to your contract value. However, if your contract was applied for on or after 9/1/07, subject to state availability, we will provide an annual credit to your contract value regardless of your age.

Electronic Document Delivery Credit

Current Credit: $24 per year

We will provide an annual $24 credit to your contract on your contract anniversary if you are participating in our e-DocumentsSM Program as of your contract anniversary. Participation in our e-DocumentsSM Program will provide you with documents related to your contract in an electronic format rather than paper format. Examples of these documents include the prospectus, prospectus supplements, and annual and semiannual reports of the underlying funds.

For instructions on how to participate, call the Annuity Service Center or see the instructions on the inside cover wrapping this prospectus.

We will pay the electronic document delivery credit from the expense savings that result from the delivery of documents related to the contract in electronic format rather than paper format.

The electronic document delivery credit may be subject to the assessment of a contingent deferred sales charge upon withdrawal or if you elect to receive an annuity payment.

We reserve the right to continue, modify or terminate this credit feature at any time.

Case Size Credit

Current Credit: 0.05% to 0.10% (depending on case size)

For additional detail see “Additional Features – Credits for Additional Features.”

We will provide a credit to your contract if it exceeds a certain average contract value as of the end of each contract year. We will determine the average contract value for your contract by taking the average of your contract value at the end of each contract year quarter during the current contract year.

We will provide a 0.05% credit to your contract on your contract anniversary if your average contract value is at least $250,000 and less than $1 million as of the end of the immediately preceding contract year.

We will provide a 0.10% credit to your contract on your contract anniversary if your average contract value is at least $1 million as of the end of the immediately preceding contract year.

Equalizer Benefit

Current Charge: 0.50%

Maximum Charge: 0.60%

For additional detail on charge deduction see “Additional Features – Charges for Additional Features.”

For an additional charge, at time of contract issue you can elect the equalizer benefit. The equalizer benefit provides a credit at the end of the following benefit periods:

•	the tenth contract year; and

•	every five year contract period thereafter.

You may only elect this additional feature at the time you apply for a contract. You may cancel this feature at any time. The cancellation will be effective on the contract anniversary following your request.

We will pay the equalizer benefit only until you or the oldest joint owner reaches age 80. Or, if the contract is owned by a non-natural entity, when the annuitant reaches age 80. You may not elect the equalizer benefit if you or the oldest joint owner is age 70 or older when we issue your contract or, if the contract is owned by a non-natural entity, if the annuitant is age 70 or older at contract issue.

Cost of the Equalizer Benefit.  If you elect the equalizer benefit, we deduct an additional charge of 0.50% while the feature is in effect. We reserve the right to increase this charge, but it may never exceed 0.60%. We will assess this charge while the benefit is in effect.

Additional Features

How is the credit calculated?  We base the credit on 10% of net earnings for each benefit period. The credit will never be less than zero. For the initial benefit period, we define earnings as the difference between your contract value and your purchase payments (less withdrawals) made during the benefit period.

For subsequent benefit periods after the tenth contract year, we define earnings as:

•	your contract value at the end of the benefit period;

•	minus your contract value at the end of the immediately preceding benefit period;

•	minus your purchase payments during the just ended benefit period;

•	plus withdrawals made during the just ended benefit period;

•	minus the equalizer benefit from the immediately preceding benefit period.

We consider requests to apply part of your contract value to an annuity option as a withdrawal for purposes of calculating the equalizer benefit. We will not count benefits that are paid as earnings when we determine the earnings amount for the subsequent benefit period. If you terminate this benefit during a benefit period, we will not pay you any benefit for that benefit period.

We will limit individual payments of the benefit to 40% of the amount of your total purchase payments less any withdrawals.

Guaranteed Minimum Accumulation Benefit (GMAB)

Current Charge: 0.45% (0.35% for contracts issued before September 1, 2006)

Maximum Charge: 1.00%

For additional detail on charge deduction see “Additional Features – Charges for Additional Features.”

What is the GMAB?  If you elect the GMAB we guarantee that at the end of your benefit period, your contract value will equal no less than a specified amount called the GMAB value. The GMAB may provide protection in the event of lower contract values that may result from the investment performance of the contract.

If you elect the GMAB you must choose one of two available benefit periods: the 10 year benefit period with reset option or the 20 year benefit period. You may only make this choice at the time your contract is issued.

10 Year Benefit Period with Reset Option. You may elect a 10 year benefit period with an option to reset. This benefit period will initially end upon your 10th contract anniversary, with the option to reset the benefit period as of your 2nd contract anniversary and each subsequent contract anniversary up to and including the end of the benefit period.

The Reset Option. The option to reset means that on your 2nd contract anniversary, and each subsequent contract anniversary while a benefit period is in effect, you may elect to:

a)	start your 10 year benefit period over again. For example, if you reset as of your 2nd contract anniversary, your 10 year benefit period will end on your 12th contract anniversary; and

b)	reset your GMAB value so it equals your contract value as of the contract anniversary on which you elect to reset.

If you want to apply the reset option to your upcoming contract anniversary, you must submit a written request to the Annuity Service Center within 30 calendar days prior to that contract anniversary. If we receive your request outside of the 30 day window, your request will not be implemented.

If you request a reset and on the date we are to implement the reset your contract value is less than the current GMAB value, the reset will not occur and the existing benefit period and GMAB value will remain in place.

After you reach age 90 (age 80 for contracts issued in New York), the reset option is no longer available to you.

If we issued your contract prior to June 1, 2005, and you elected the GMAB feature when your contract was issued, your 10 year GMAB feature will remain the same except now it will include the reset option.

20 Year Benefit Period.  You may elect a 20 year benefit period (26 year benefit period for contracts issued in New York). This option does not include a reset feature and it is not available in contracts issued prior to June 1, 2005.

Additional Features

Allocation Restrictions.  If you elect the GMAB you must participate in an Asset Allocation Program (see Transfers and Transfer Programs – Asset Allocation Programs).

If you elect the GMAB, you cannot participate in the Separate Account Dollar Cost Averaging Program, the Interest Sweep Option, a DCA Fixed Account or the Automatic Rebalancing Program. Additionally, you cannot make allocations to the fixed accounts.

Additional Restrictions.  If you elect the GMAB you may not elect the Guaranteed Minimum Income Benefit.

Eligibility for the GMAB Value.  You will be eligible to receive the GMAB value if:

1.	You elected the GMAB at time of contract issue and you do not cancel the GMAB;

2.	You remain in your contract until the end of your benefit period and do not enter the Income Phase before the end of your benefit period; and

3.	You participated in an Asset Allocation Program at the time of contract issue, and remain in the program until the end of your benefit period.

If you elect the GMAB, but items 2 and 3 are not met, you will not be eligible to receive the GMAB value, even though you have paid for the feature. At the end of your benefit period the GMAB will terminate. No benefits or charges will accrue thereafter.

What Happens at the End of the Benefit Period?  If you have never requested a reset, then at the end of your benefit period, if the GMAB value is greater than your contract value applicable to purchase payments made during the first two contract years (adjusted for withdrawals and investment experience), we will credit your contract value on the next business day so that your contract value equals the GMAB value. If the GMAB value is less, we will not credit your contract value.

If you have previously requested a reset and we applied the reset, then at the end of your benefit period, if the GMAB value is greater than your contract value as of the date of the latest reset (adjusted for subsequent withdrawals and investment experience), we will credit your contract value on the next business day so that your contract value equals the GMAB value. If the GMAB value is less, we will not credit your contract value.

Payment of Any Credit.  Any credit paid due to your election of GMAB will be applied proportionally to the funds you are invested in when we apply the credit. If you are not invested in any funds at that time, we will automatically apply the credit to a money market fund. Electing GMAB does not guarantee a credit will be paid.

How is the GMAB Value Calculated?  For the 10 year benefit period, the GMAB value will equal your total purchase payments made to the contract as of the end of your 2nd contract year, reduced by an adjustment for any withdrawals.

If the benefit is reset, then the GMAB value is equal to the contract value at the time of reset, reduced by an adjustment for subsequent withdrawals.

For the 20 year benefit period (26 year for contracts issued in New York), the GMAB value will equal two times your total purchase payments made to the contract as of the end of your second contract year, reduced by an adjustment for withdrawals.

For all benefit periods, the adjustment for withdrawals is calculated as follows:

•	The withdrawal amount, including any applicable charges;

•	divided by your contract value immediately prior to the withdrawal; with the result

•	multiplied by the most recently calculated GMAB value.

We consider requests to apply part of your contract value to an annuity option as a withdrawal for purposes of calculating the GMAB.

For additional information see “Appendix D – Examples for the Guaranteed Minimum Accumulation Benefit.”

What Does the GMAB Cost?  If you elect the GMAB, we will deduct an additional charge of 0.45% while the feature is in effect (0.35% for contracts issued before September 1, 2006). This charge will never be greater than 1.00%. There is no additional charge for the reset option on the 10 year GMAB feature. If you elect to discontinue the GMAB and its associated benefit, the charge will be discontinued when we receive your request in good order, and we will apply a proportionate

Additional Features

credit of the remaining prepaid charge to your contract value. For additional detail on charges for this feature see “Additional Features – Charges for Additional Features”.

How Do I Elect the GMAB?  To elect the GMAB, you must:

•	Elect the GMAB at the time your contract is issued; and

•	Elect to participate in an Asset Allocation Program.

Additionally, at the time we issue your contract, you must meet the age requirements as follows:

To elect the 10 year benefit period you must not have attained age 90 (age 80 for contracts issued in New York).

To elect the 20 year benefit period (26 year benefit period for contracts issued in New York) you must not have attained age 80 (age 64 for contracts issued in New York).

Once we issue your contract, you cannot elect the GMAB.

The GMAB may not be available in all states.

Can I Cancel the GMAB?  We will terminate your election of the GMAB on the business day we receive our fully completed form at our Annuity Service Center. We will apply a proportionate credit of the remaining prepaid charge to your contract value. Once the GMAB is terminated, it cannot be re-elected.

Additional Restrictions.  If you elect the GMAB, you cannot participate in the Guaranteed Minimum Income Benefit, the Separate Account Dollar Cost Averaging Program, the Interest Sweep Option, a DCA Fixed Account or the Automatic Rebalancing Program.

Important GMAB Considerations

This benefit may not be appropriate for all contract owners. You should understand the GMAB completely before you elect this benefit feature. Please consult with a qualified financial professional when you are evaluating the GMAB and all other aspects of the contract.

The GMAB does not in any way guarantee the performance of any of the investment choices available under this contract.

Consult a tax adviser before considering the GMAB in conjunction with a tax-qualified contract because the GMAB has limited usefulness if the contract is subject to IRS minimum distribution requirements.

Any purchase payments made after the second contract year could increase the cost of the GMAB, without a corresponding increase in the benefit.

Guaranteed Minimum Income Benefit (GMIB)

The GMIB is not available in all states.

There are three versions of the GMIB described in this prospectus:

•	MassMutual Guaranteed Income Plus 5 (GMIB 5);
•	MassMutual Guaranteed Income Plus 6 (GMIB 6); and
•	Basic GMIB.

If you elected the Guaranteed Minimum Income Benefit and you applied for your contract prior to 9/1/07 or in a state where GMIB 5 and GMIB 6 are not available when we issue your contract, then your Guaranteed Minimum Income Benefit feature is the Basic GMIB.

Important GMIB Considerations

•	This benefit may not be appropriate for all contract owners. You should understand the GMIB completely before you elect this benefit feature.

•	The GMIB does not in any way guarantee the performance of any of the investment choices available under this contract.

•	Any purchase payments made after the second contract year may increase the cost of the GMIB feature and may impact the potential benefit paid.

•	Consult a tax adviser before considering the GMIB in conjunction with a tax-qualified contract because the GMIB has limited usefulness if the contract is subject to IRS minimum distribution requirements.

•	Please consult with a qualified financial professional when you are evaluating the GMIB and all other aspects of the contract.

Additional Features

GMIB 5 & GMIB 6 (MassMutual Guaranteed Income Plus 5 & MassMutual Guaranteed Income Plus 6)

Available to contracts applied for on or after 9/1/07, subject to state availability.

Current Charge GMIB 5: 0.65% of the GMIB value

Maximum Charge: 1.50% of the GMIB value

Current Charge GMIB 6: 0.80% of the GMIB value

Maximum Charge: 1.50% of the GMIB value

For additional detail on charge deduction see “GMIB 5 and GMIB 6 – What Does This Feature Cost?”

What are GMIB 5 and GMIB 6?  GMIB 5 and GMIB 6 are features you can elect when we issue your contract. Each sets a minimum floor for a future amount that you may apply to an annuity option. We call that amount the GMIB value.

Benefit Waiting Period.  You are not eligible to apply your GMIB value to an annuity option until after your benefit waiting period. The benefit waiting period equals ten contract years, so you become eligible to apply your contract value to an annuity option:

•	on your tenth contract anniversary; or

•	if your GMIB value is reset, on the tenth contract anniversary following the most recent reset.

For additional eligibility requirements see “GMIB 5 and GMIB 6 – Eligibility for the GMIB Value.”

Your first contract anniversary is one calendar year from the date we issued your contract.

How is the GMIB Value Calculated? When we issue your contract, your GMIB value will equal your initial purchase payment increased by a compound annual interest rate of 5% for GMIB 5 or 6% for GMIB 6.

Additional purchase payments made within the first two contract years are added to the GMIB value, increased on a pro-rated basis from the date of receipt by an annual interest rate of 5% for GMIB 5 or 6% for GMIB 6. If you make a withdrawal, we reduce your GMIB value by an adjustment for withdrawals.

On each contract anniversary we will increase your GMIB value by an annual interest rate of 5% for GMIB 5 or 6% for GMIB 6 and continue to make any adjustment for withdrawals. If you elect to reset your GMIB value, we may recalculate your GMIB value as described in “GMIB 5 and GMIB 6 – Reset Feature.”

If you elect GMIB 5, the maximum GMIB value is 200% of the purchase payments made to your contract value in the first two contract years, with a pro-rata adjustment for withdrawals, or, if you reset, 200% of your most recent reset GMIB value, with a pro-rata adjustment for withdrawals. If you elect GMIB 6, the maximum GMIB value is 250% of the purchase payments made to your contract value in the first two contract years, with a pro-rata adjustment for withdrawals, or, if you reset, 250% of your most recent reset GMIB value, with a pro-rata adjustment for withdrawals. During each contract year, the maximum GMIB value will only be adjusted for the amount of any withdrawal that exceeds the current contract year interest earned on your GMIB value. If the GMIB value is higher than the maximum GMIB value allowed, then your GMIB value will equal the maximum.

Adjustment for Withdrawals.  If you make a withdrawal, we recalculate the GMIB value by making an adjustment for withdrawals. There are two types of adjustments for withdrawals:

Dollar For Dollar Adjustment: During each contract year, we will lower your GMIB value for each dollar that you withdraw up to and equal to the current contract year interest earned on your GMIB value.

Pro-Rata Adjustment: During each contract year, for any amount you withdraw that exceeds the current contract year interest earned on your GMIB value, we reflect that withdrawal amount as a percentage of contract value. We use the percentage of contract value withdrawn to lower the GMIB value by the same percentage.

Additional Features

This adjustment can be described as follows:

A divided by B, with the result multiplied by C, where:

A = the withdrawal amount in excess of the current contract year interest earned on your GMIB value;

B = the contract value immediately prior to the withdrawal; and

C = the most recently calculated GMIB value.

We consider requests to apply part of your contract value to an annuity option as a withdrawal for purposes of calculating the GMIB value.

Withdrawals may be subject to a contingent deferred sales charge.

Reset Feature.  On your second contract anniversary and each subsequent contract anniversary, you may elect to reset the GMIB value. If you reset, you may not apply the GMIB value to an annuity option until on or after the tenth contract anniversary following the reset. You must elect the reset by written request within 30 calendar days prior to the contract anniversary. Once the annuitant is over 75, the reset option is no longer available.

If your contract value is less than the GMIB value, the reset will not take place and the existing GMIB value and benefit waiting period will remain in place.

If your contract value exceeds the GMIB value, we will increase your GMIB value to equal your contract value and you will begin a new ten year benefit waiting period.

Reset Option Examples:

Example 1

Example 1 assumes the following:

•	You elect GMIB 5;

•	You make an initial purchase payment of $100,000 and do not make any subsequent purchase payments;

•	You do not make any withdrawals; and

•	Your contract value has increased to $120,000 as of your second contract anniversary.

On your second contract anniversary:

•	Your GMIB value is $110,250 (which is your initial deposit of $100,000 compounded at 5% interest for 2 years);

•	You elect to reset; and

•	We calculate your new GMIB value.

Since you chose a reset and the contract value is higher than the GMIB value, your new GMIB value resets to $120,000. You will be eligible to apply the GMIB value to an annuity option after 10 additional contract years.

During your third contract year you may withdraw up to $6,000 and we will make a dollar for dollar adjustment for withdrawals to your GMIB value. The $6,000 is the interest earned in your third contract year on your GMIB value ($120,000 x 5% for GMIB 5 = $6,000). For any withdrawal amount that exceeds $6,000 during the third contract year, we will make a pro-rata adjustment for withdrawals to your GMIB value.

Example 2:

Example 2 assumes the following:

•	You elect GMIB 5;

•	You make an initial purchase payment of $100,000 and do not make any subsequent purchase payments;

•	You do not make any withdrawals; and

•	Your contract value has decreased to $90,000 as of your second contract anniversary.

On your second contract anniversary:

•	Your GMIB value is $110,250 ($100,000 compounded with 5% interest for 2 years);

•	You elect to reset; and

•	We calculate your new GMIB value.

Since your contract value is less than your GMIB value on the anniversary, we do not accept your request to reset. So your GMIB value on your second contract anniversary remains as $110,250. Also, you remain eligible to apply the GMIB value (as it continues to grow with 5% compound interest) to an annuity option after 8 additional contract years.

Additional Features

During your third contract year, you may withdraw up to $5,513 (which is this year’s interest on your GMIB value, that is, $110,250 x 5% interest) and we will make a dollar for dollar adjustment for withdrawals to your GMIB value. For any withdrawal amount that exceeds $5,513 during the third contract year, we will make a pro-rata adjustment for withdrawals to your GMIB value.

For additional examples see “Appendix E – MassMutual Guaranteed Income Plus 6.”

Eligibility for the GMIB Value.  You will be

eligible to apply all or a portion of the GMIB value to an annuity option if:

1.	You elected GMIB 5 or GMIB 6 at time of contract issue and you do not cancel the feature;

2.	You participated in an Asset Allocation Program at the time of contract issue and until your contract enters the income phase;

3.	Your annuity start date is on the tenth or a subsequent contract anniversary or, if your GMIB value was reset, your annuity start date is on the tenth or a subsequent contract anniversary after the reset; and

4.	The annuitant is at least age 60 but not older than age 85.

Additionally, if you elect an annuity option with a period certain only, it must be for a period certain of twenty or more years.

If your contract value is equal to zero and you meet the requirements of items 1, 2 and 4, you will be eligible to apply all of the GMIB value to an annuity option. In some cases, your contract value and your GMIB value may both equal zero. In this case, there is no value to apply to an annuity option.

If you do not exercise the GMIB prior to the annuitant attaining age 86, the benefit is forfeited.

Withdrawal Benefit for Annuity Options.  If you elect GMIB 5 or GMIB 6 and later apply all or a portion of your GMIB value to generate variable payments from an annuity option with a period certain, you may withdraw a portion or all of the commuted value of any remaining period certain payments. Partial withdrawals are limited to one per contract year and must be a minimum amount of $5,000. The remaining annuity payments after a partial withdrawal must be at least $100. Any request for a withdrawal will be taken proportionately from the funds that you are invested in as of the date of the withdrawal. Once a withdrawal is made, the remaining period certain annuity payments will be reduced proportionally. Withdrawals will not affect annuity payments that are to be made after the period certain is over, if any.

Allocation Restrictions.  If you elect GMIB 5 or GMIB 6 you must participate in an Asset Allocation Program.

The Asset Allocation Programs provide allocation models or parameters that you may elect. If you elect GMIB 5, the Asset Allocation Programs provide other allocation models and parameters, in addition to those offered with GMIB 6. For details about models and parameters available with each feature, contact our Annuity Service Center or your registered representative.

If you elect GMIB 5 or GMIB 6, you cannot participate in the Separate Account Dollar Cost Averaging Program, the Interest Sweep Option, a DCA Fixed Account or the Automatic Rebalancing Program. Additionally, you cannot make allocations to the fixed accounts.

Additional Restrictions.  You may only elect one GMIB feature. If you elect GMIB 5 or GMIB 6 you may not elect the Guaranteed Minimum Accumulation Benefit.

What Does This Feature Cost?  If you elect GMIB 5 or GMIB 6, we will deduct a charge from your contract value in the funds. The charge for GMIB 5 is equal, on an annual basis, to 0.65% of the current GMIB value. The charge for GMIB 6 is equal, on an annual basis, to 0.80% of the current GMIB value. We can increase these charges, but they will never exceed 1.50%. We will deduct the charge for GMIB 5 or GMIB 6 quarterly in arrears while the feature remains in effect, commencing on the first quarter of your first contract year. Should you apply your full contract value to an annuity option, cancel this feature or fully surrender your contract, the final charge for this feature will occur on the immediately preceding contract year quarter.

How Do I Elect GMIB 5 or GMIB 6?  To elect GMIB 5 or GMIB 6:

•	The annuitant must be under age 76 at time of contract issue;

Additional Features

•	You must elect the feature at the time we issue your contract;

•	You must allocate 100% of your purchase payment to an Asset Allocation Program.

GMIB 5 and GMIB 6 may not be available in all states.

Can I Cancel This Feature?  You can cancel GMIB 5 or GMIB 6. We will terminate your selection of GMIB 5 or GMIB 6 and the associated charge on the business day we receive our fully completed form at our Annuity Service Center. Once the feature is terminated, it cannot be reinstated.

Annuity Payments and the GMIB.  When you enter the income phase, we calculate fixed annuity payments using the values which provide the most favorable annuity payment, either: 1) the GMIB value and the fixed guaranteed payout rates in your contract; 2) your contract value and the fixed guaranteed payout rates in your contract; or 3) your contract value and current fixed payout rates.

For variable annuity payments we calculate the initial variable annuity payment using the values which provide the most favorable annuity payment, either: 1) the GMIB value and the fixed guaranteed payout rates in your contract; or 2) your contract value and the variable guaranteed payout rates. Future variable payments will depend on the performance of the funds you select. If the actual performance on an annualized basis exceeds the 4% assumed investment rate plus the deductions for expenses, your annuity payments will increase. Similarly, if the actual rate is less than 4% annualized plus the amount of the deductions, your annuity payments will decrease.

Basic GMIB

If you elected the Guaranteed Minimum Income Benefit and you applied for your contract prior to 9/1/07 or in a state where GMIB 5 and GMIB 6 are not available when we issue your contract, then your Guaranteed Minimum Income Benefit feature is the Basic GMIB.

Current Charge: 0.60%

Maximum Charge: 1.25%

For additional detail on charge deduction see

“Additional Features – Charges for Additional Features.”

What is the Basic GMIB?  The Basic GMIB is a feature you can elect when we issue your contract. It sets a minimum floor for a future amount that you may apply to an annuity option. We call that amount the GMIB value.

How is the GMIB Value Calculated?  The GMIB value will equal:

a)	Your total purchase payments to your contract as of the end of your 2nd contract year; where

b)	each purchase payment is increased by a compounded annual rate of 5% starting from the date each is credited to your contract value until the maximum GMIB value is reached or you begin the income phase;

c)	reduced by an adjustment for any withdrawals.

The adjustment for withdrawals is calculated as follows:

i)	The withdrawal amount, including any applicable charges;

ii)	divided by your contract value immediately prior to the withdrawal; with the result

iii)	multiplied by the most recently calculated GMIB value.

The maximum GMIB value is 200% of the purchase payments made to your contract value in the first two contract years, adjusted for withdrawals. If the GMIB value is higher than the maximum GMIB value allowed, then your GMIB value will equal the maximum. When the annuitant reaches age 80, the GMIB value will no longer increase.

We consider requests to apply part of your contract value to an annuity option as a withdrawal for purposes of calculating the GMIB value.

Eligibility for the GMIB Value. You will be eligible to apply all or a portion of the GMIB value to an annuity option if:

1.	You elected the Basic GMIB at time of contract issue and you do not cancel the feature;

2.	You participated in an Asset Allocation Program at the time of contract issue and until your contract enters the income phase;

3.	Your contract is beyond its 7th contract year (we measure a contract year from the anniversary of the day we issued your contract);

Additional Features

4.	The annuitant reaches age 60; and

5.	You elect to receive fixed annuity payments through a life contingent annuity option (currently Annuity Options A, B, C and D).

Allocation Restrictions.  If you elect the Basic GMIB you must participate in an Asset Allocation Program (see Transfers and Transfer Programs – Asset Allocation Programs).

If you elect the Basic GMIB, you cannot participate in the Separate Account Dollar Cost Averaging Program, the Interest Sweep Option, a DCA Fixed Account or the Automatic Rebalancing Program. Additionally, you cannot make allocations to the fixed accounts.

Additional Restrictions.  If you elect the Basic GMIB you may not elect the Guaranteed Minimum Accumulation Benefit.

What Does the Basic GMIB cost?  If you elect the Basic GMIB, we will deduct an additional charge of 0.60% while the feature is in effect. This charge will never be greater than 1.25%. We will no longer make this deduction once you apply your full contract value to an annuity option or cancel the Basic GMIB. If you elect to discontinue the Basic GMIB and its associated benefit, the charge will be discontinued when we receive your request in good order, and we will apply a proportionate credit of the remaining prepaid charge to your contract value.

How Do I Elect the Basic GMIB?  To elect the Basic GMIB:

•	The annuitant must be under age 80 at time of contract issue;

•	You must elect the feature at the time we issue your contract;

•	You must allocate 100% of your purchase payment to an Asset Allocation Program.

The Basic GMIB may not be available in all states.

Can I Cancel the Basic GMIB?  We will terminate your selection of this feature on the business day we receive our fully completed form at our Annuity Service Center. We will apply a proportionate credit of the remaining prepaid charge to your contract value. Once the Basic GMIB is terminated, it cannot be reinstated.

Annuity Payments and the GMIB.  When you enter the income phase, we calculate your annuity payments using the values which provide the most favorable annuity payment, either: 1) the GMIB value and the guaranteed payout rates in your contract; 2) your contract value and the guaranteed payout rates in your contract; or 3) your contract value and current payout rates.

Guaranteed Minimum Withdrawal Benefit (GMWB)

MassMutual Lifetime Payment Plus

Available to contracts issued on or after January 19, 2008, subject to state availability.

See sub-section “What Does MassMutual Lifetime Payment Plus Cost?” for detail about charges for this feature.

What is MassMutual Lifetime Payment Plus? MassMutual Lifetime Payment Plus is designed as a guaranteed minimum lifetime withdrawal benefit. If you elect MassMutual Lifetime Payment Plus we will permit you to receive a specified withdrawal amount annually for life, even if your contract value is zero and subject to the terms and conditions described in this section. There are two versions of this feature: Single Life and Joint Life.

For examples of how the benefit may work see “Appendix F – Examples for the Guaranteed Minimum Withdrawal Benefit.”

How Do I Elect MassMutual Lifetime Payment Plus?  To elect MassMutual Lifetime Payment Plus:

a)	Elect MassMutual Lifetime Payment Plus at time of contract issue;*

b)	Participate in an asset allocation program (See “Transfers and Transfer Programs – Asset Allocation Programs”); and

c)	Designate the covered person(s).

* See “Payment of the Contract’s Death Benefit and MassMutual Lifetime Payment Plus” for rules regarding a spouse’s right to re-elect this feature upon death of the contract owner.

Covered Person(s).  The covered person is generally you, the contract owner. You will designate the covered person(s) when you complete your application for the contract. You will designate one covered person if you elect the Single Life version of MassMutual Lifetime Payment Plus and two covered persons if you elect the Joint Life version. The younger covered person must be under age 81 at the time we issue

Additional Features

your contract. Once we issue the contract, you cannot change the designated covered person(s).

The covered persons are significant because:

•	we offer a guaranteed lifetime withdrawal amount for the life of the covered persons, subject to the terms and conditions described in this section; and

•

on the later of your contract issue date or when the younger covered person attains age 60, the benefit base which we use to determine your guaranteed lifetime withdrawal amount will no longer be reduced by withdrawals unless you withdraw more than the guaranteed lifetime withdrawal amount during a contract year.

For purposes of determining benefits under this feature, we will always use the younger covered person’s age, even if the older covered person becomes the only surviving covered person. See “Ownership of the Contract – Age” for how we determine age.

You will designate the covered person based on the restrictions noted here:

MassMutual Lifetime Payment Plus – Single Life. If you elect single life, you will designate one covered person.

•	If an individually owned contract, the covered person must be the contract owner.

•	If the owner is a non-natural person, the covered person must be the annuitant.

•	If there are joint contract owners, the covered person is the contract owner you designate as the covered person when you complete your application for the contract.

•	If there are joint contract owners, they must be spouses and the only primary beneficiaries.

MassMutual Lifetime Payment Plus – Joint Life. If you elect joint life, you will designate two covered persons.

(A joint life option can only be elected if your contract is a non-qualified contract, TSA, or an Individual Retirement Annuity, including a traditional, SEP, Simple, or Roth, excluding Custodial IRAs).

•	If an individually owned contract, the covered person must be the contract owner. The second covered person must be the spouse of the contract owner and the sole primary beneficiary.

•	If the owner is a non-natural person, the covered person must be the annuitant. The second covered person must be the spouse of the annuitant and the sole primary beneficiary.

•	If there are joint contract owners, the covered persons must be spouses, joint contract owners and the only primary beneficiaries.

The Benefit Base: What We Use to Determine the Guaranteed Withdrawal Amounts.  The MassMutual Lifetime Payment Plus benefit base is one of the variables we use when determining how much is available for you to withdraw each contract year. The initial benefit base is your contract value on the date we issue your contract.

The benefit base may increase as a result of:

1)	additional purchase payments;

2)	credits;

3)	an annual ratchet; or

4)	an enhancement to the benefit base.

The benefit base may decrease as a result of withdrawals.

The benefit base will never exceed the maximum benefit base we allow which is $5,000,000. The benefit base cannot be withdrawn in a lump sum.

The Guaranteed Lifetime Withdrawal Date.  The Guaranteed Lifetime Withdrawal Date is the later of your contract issue date or the date the younger covered person attains age 60. This is the date on which we guarantee the benefit base for life.

On or After the Guaranteed Lifetime Withdrawal Date

The Guaranteed Lifetime Withdrawal Amount.  On or after the Guaranteed Lifetime Withdrawal Date, the Guaranteed Lifetime Withdrawal Amount is the annual amount, up to a maximum withdrawal equal to 5% of the benefit base, we guarantee is available for withdrawals each contract year during the life of the covered person(s). After the Guaranteed Lifetime Withdrawal Date, each time the benefit base is changed the Guaranteed Lifetime Withdrawal Amount will equal 5% of the new benefit base.

Impact of Withdrawals on the Benefit Base. Beginning on the Guaranteed Lifetime Withdrawal Date, the benefit base will not reduce if total withdrawals during a contract

Additional Features

year are less than or equal to the Guaranteed Lifetime Withdrawal Amount.

If a withdrawal causes total withdrawals during a contract year to exceed the Guaranteed Lifetime Withdrawal Amount, or if total withdrawals during a contract year already exceeded the Guaranteed Lifetime Withdrawal Amount, then the benefit base will equal the lesser of:

1.	your contract value immediately after the withdrawal; or

2.	the benefit base immediately prior to the withdrawal, minus the amount of the excess withdrawal.

However, the benefit base will not be reduced if all withdrawals during the contract year are for required minimum distributions we calculate under an automatic distribution program, even if such distributions exceed the Guaranteed Lifetime Withdrawal Amount available in a contract year. We define required minimum distributions as any distribution that we must distribute to you or a plan participant pursuant to Internal Revenue Code sections 401(a)(9), 403(b)(10), 408(b)(3) or 408A(c). Required minimum distributions are generally required to begin by April 1st of the year after a participant attains age 70 1/2, or for some qualified plans, the year of retirement, if later.

Before the Guaranteed Lifetime Withdrawal Date

The Guaranteed Withdrawal Amount.  The only time we issue a contract before the Guaranteed Lifetime Withdrawal Date is if we issue a contract before the youngest covered person has attained age 60. Prior to the Guaranteed Lifetime Withdrawal Date, the Guaranteed Withdrawal Amount is the annual amount up to a maximum percentage that we guarantee is available for withdrawals each contract year prior to the Guaranteed Lifetime Withdrawal Date. On the date we issue your contract, the Guaranteed Withdrawal Amount is equal to 5% of your initial purchase payment to the contract.

After your contract issue date and before the Guaranteed Lifetime Withdrawal Date, the Guaranteed Withdrawal Amount can increase if an annual ratchet, credit or purchase payment would result in a higher Guaranteed Withdrawal Amount than the current Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will decrease only if you make a withdrawal in excess of the Guaranteed Withdrawal Amount or the benefit base reduces to zero.

Impact of Withdrawals on the Benefit Base. Prior to the Guaranteed Lifetime Withdrawal Date, any withdrawal reduces the benefit base. If the withdrawal is less than or equal to the Guaranteed Withdrawal Amount, the withdrawal will reduce the benefit base on a dollar-for-dollar basis. If the withdrawal is greater than the Guaranteed Withdrawal Amount, the benefit base will equal the lesser of:

1.	your contract value immediately after the withdrawal; or

2.	the benefit base immediately prior to the withdrawal, minus the amount of the withdrawal.

Additional Purchase Payments and the Benefit Base.  Each time an additional purchase payment is received prior to the Guaranteed Lifetime Withdrawal Date, the benefit base will increase by the amount of that additional purchase payment.

After the Guaranteed Lifetime Withdrawal Date, an increase to the benefit base due to an additional purchase payment is determined as follows:

1.	If there have been no additional purchase payments or annual ratchets since the Guaranteed Lifetime Withdrawal Date, then all withdrawals since the Guaranteed Lifetime Withdrawal Date will be deducted from the additional purchase payment. Any additional purchase payment amount remaining after that deduction will be added to the benefit base.

2.	If, since the Guaranteed Lifetime Withdrawal Date, the benefit base has been adjusted due to additional purchase payments or annual ratchets, then the cumulative purchase payments since the last adjustment will be reduced by withdrawals. The withdrawals and additional purchase payments that have not adjusted the benefit base are determined beginning with the later of (a) an increase in benefit base by an additional purchase payment; or (b) an annual ratchet. Any amount of the current additional purchase payment remaining after the reduction will be added to the benefit base.

Additional Features

We reserve the right to limit additional purchase payments when you have an election of MassMutual Lifetime Payment Plus. We may waive any such additional purchase payment limit in a uniform and nondiscriminatory manner upon prior written notice.

Any purchase payments received on or after the younger covered person attains age 81 will not increase the benefit base.

Credits to the Benefit Base.  Each year during the first ten contract years, if no withdrawals are taken during a particular contract year, then the benefit base will increase on the following contract anniversary. We will increase it by an amount equal to 6% of your original benefit base value. We will then increase that result by any purchase payments applied to the benefit base since we issued your contract.

If the benefit base was previously recalculated by an annual ratchet or a withdrawal, then the benefit base will increase each year a withdrawal has not been taken by an amount equal to 6% of the benefit base as of the last benefit base recalculation. We will then increase that result by any purchase payments applied to the benefit base since such recalculation, and decrease it for withdrawals taken prior to the Guaranteed Lifetime Withdrawal Date since such recalculation.

See “Additional Purchase Payments and the Benefit Base” for how we calculate the “increase by purchase payments” and “Before the Guaranteed Lifetime Withdrawal Date – Impact of Withdrawals on the Benefit Base” for how we calculate the “decrease for withdrawals.”

Annual Ratchet and the Benefit Base.  Before the younger covered person attains age 91, on each contract anniversary we will compare your contract value to your benefit base. If your contract value is greater than your benefit base, we will automatically ratchet up the benefit base to equal your contract value. During your first ten contract years, we will apply any credit to the benefit base before we make this comparison (see “Credits to the Benefit Base”). You may opt out of any annual ratchet by submitting a written request to our Annuity Service Center within 30 calendar days prior to your contract anniversary.

Enhanced Benefit Base and Enhanced Benefit Base Date.  The benefit base will be enhanced to equal the greater of the benefit base or the enhanced benefit base amount if no withdrawals are taken prior to the enhanced benefit base date, which is the later of:

•	10 years from your contract issue date; or

•	When the younger covered person attains age 70. See “Ownership of the Contract – Age” for how we determine age.

The enhanced benefit base amount equals:

a)	2 multiplied by any purchase payments applied to the benefit base during the 1st contract year; plus

b)	any purchase payments applied to the benefit base during or after the 2nd contract year and prior to the enhanced benefit base date.

Charges for Withdrawals.  If your total withdrawals in each contract year are equal to or less than the applicable Guaranteed Withdrawal Amount or Guaranteed Lifetime Withdrawal Amount, the withdrawal amounts will not be subject to any contingent deferred sales charge. If your total withdrawals in any contract year are greater than the applicable Guaranteed Withdrawal Amount or Guaranteed Lifetime Withdrawal Amount and the contingent deferred sales charge schedule is in effect, then the amount withdrawn in excess will be subject to a contingent deferred sales charge. See “Expenses – Contingent Deferred Sales Charge.”

Contract Value and Withdrawals.  Withdrawals will reduce your contract value by the amount of the withdrawal and any applicable contingent deferred sales charge.

Effect of Withdrawals on the Death Benefit.  If you elect MassMutual Lifetime Payment Plus, when you make withdrawals we will reduce the value of the death benefit as described in each death benefit calculation. See “Death Benefit – Basic Death Benefit” and “Additional Features – Annual Ratchet Death Benefit.”

The Settlement Phase.  Your contract enters the settlement phase if the benefit base is greater than zero, but your contract value falls below the minimum contract value we allow after a partial withdrawal (see “Withdrawals”).

During the settlement phase, we will make settlement payments, but all other rights and benefits under the contract, including death benefits, will terminate and we will not accept additional purchase payments. Additionally, we

Additional Features

will no longer deduct the charge for MassMutual Lifetime Payment Plus.

We determine the settlement payment amounts as follows:

1.	If on or after the Guaranteed Lifetime Withdrawal Date, your contract value falls below the minimum contract value we allow after a partial withdrawal, then we will commence to pay settlement payments each contract year in an amount equal to the Guaranteed Lifetime Withdrawal Amount. Settlement payments will end when there is no longer a surviving covered person.

2.	If prior to the Guaranteed Lifetime Withdrawal Date, your contract value falls below the minimum contract value we allow after a partial withdrawal, then we will commence to pay settlement payments each contract year in an amount equal to 5% of the benefit base at the time the contract enters the settlement phase. Settlement payments will end when there is no longer a surviving covered person.

We will pay settlement payments no less frequently than annually.

Payment of the Contract’s Death Benefit and MassMutual Lifetime Payment Plus.  If you have an election of MassMutual Lifetime Payment Plus and a death benefit is paid from the contract:

•	If the beneficiary takes the death benefit in a lump sum under the terms of the contract, MassMutual Lifetime Payment Plus will no longer be in effect;

•	If the beneficiary does not take the death benefit in a lump sum, then:

1.	If the deceased owner (or annuitant if the owner is a non-natural person) is the last surviving covered person, MassMutual Lifetime Payment Plus will no longer be in effect. If the beneficiary is the covered person’s spouse, he or she may continue the contract and apply for a new Guaranteed Minimum Withdrawal Benefit subject to availability and our then current rules and fees.

2.	If the deceased owner (or annuitant if the owner is a non-natural person) is not the last surviving covered person, MassMutual Lifetime Payment Plus will continue provided the covered person continues the contract pursuant to IRS Code Section 72(s)(3).

Allocation Restrictions.  If you elect MassMutual Lifetime Payment Plus, you must participate in an Asset Allocation Program. See “Transfers and Transfer Programs – Asset Allocation Programs.” If you elect MassMutual Lifetime Payment Plus, you cannot participate in the Separate Account Dollar Cost Averaging Program, the Interest Sweep Option, a DCA Fixed Account or the Automatic Rebalancing Program. Additionally, you cannot make allocations to the fixed accounts.

Additional Restrictions.  If you elect MassMutual Lifetime Payment Plus, you may not elect a Guaranteed Minimum Accumulation Benefit or a Guaranteed Minimum Income Benefit.

Additional Considerations.  As described in this section, postponing withdrawals may positively impact the benefit base. Additionally, if you postpone the taking of withdrawals, you may limit the value of this feature because your remaining life expectancy shortens as you age.

Termination of MassMutual Lifetime Payment Plus.  The MassMutual Lifetime Payment Plus feature will terminate upon the earlier of:

1.	the date a death benefit is payable and the beneficiary takes the death benefit as a lump sum under the terms of the contract;

2.	the date the full contract value is applied to an annuity option;

3.	the date your contract value and the benefit base both equal zero;

4.	the date there is no longer a surviving covered person;

5.	the date we receive your written request at our Annuity Service Center to terminate this feature; or

6.	the date the contract is terminated.

If the MassMutual Lifetime Payment Plus feature is terminated, it cannot be re-elected.

What Does MassMutual Lifetime Payment Plus Cost?  If you elect MassMutual Lifetime Payment Plus, we will deduct a charge from your contract value in the funds. The charge is equal, on an annual basis, to a percentage of the benefit base as of the date the charge is deducted. We may increase this charge, but the charge will never exceed 1.50%. We will deduct the charge quarterly in arrears while the feature remains in

Additional Features

effect, commencing on the first quarter of your first contract year. Should you enter the settlement phase, apply your full contract value to an annuity option, cancel this feature or fully surrender your contract, the final charge for this feature will occur on the immediately preceding contract year quarter. Currently, the charge is as follows: MassMutual Lifetime Payment Plus – Single Life 0.60%; MassMutual Lifetime Payment Plus – Joint Life 0.85%.

Taxes

NOTE:  We have prepared the following information on taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax adviser about your own circumstances. We have included in the Statement of Additional Information an additional discussion regarding taxes.

Annuity Contracts In General

Annuity contracts are a means of setting aside money for future needs – usually retirement. Congress recognized how important saving for retirement was and provided special rules in the Internal Revenue Code (Code) for annuities.

Simply stated, these rules provide that in most circumstances you will generally not be taxed on the earnings on the money held in your annuity contract until you take the money out. This is referred to as tax deferral.

For variable annuity contracts, tax deferral depends on the insurance company, and not you, having control of the assets held in the separate accounts. You can allocate account value from one fund of the separate account to another but cannot direct the investments each fund makes. If you have too much “investor control” of the assets supporting the separate account funds, then you will be taxed on the gain in the contract as it is earned rather than when it is withdrawn.

The Internal Revenue Service (IRS) has provided some recent guidance on investor control by issuing Revenue Rulings 2003-91 and 2003-92, but some issues remain unclear. One unanswered question is whether a contract owner will be deemed to own the assets in the contract if the variable contract offers too large a choice of funds in which to invest account values, and if so, what that number might be.

We do not know if the IRS will issue any further guidance on this question. We do not know if any guidance would have a retroactive effect. Consequently, we reserve the right to modify the contract, as necessary, so that you will not be treated as having investor control of the assets held under the separate account.

There are different rules as to how you are taxed depending on how you take the money out and the type of contract – qualified or non-qualified (see following sections).

You, as the owner of a non-qualified annuity, will generally not be taxed on increases in the value of your contract until a distribution occurs – either as a withdrawal or as annuity payments. When you make a withdrawal, you are taxed on the amount of the withdrawal that is earnings. For annuity payments, different rules apply. A portion of each annuity payment is treated as a partial return of your purchase payments and is not taxed. The remaining portion of the annuity payment is treated as ordinary income. How the annuity payment is divided between taxable and non-taxable portions depends upon the period over which the annuity payments are expected to be made. Annuity payments received after you have recovered all of your purchase payments are fully includible in income.

Annuity contracts issued after April 22, 1987 that are transferred for less than full and adequate consideration (including gifts) are subject to tax to the extent of gain in the contract. This does not apply to transfers between spouses or certain transfers incident to a divorce under Section 1041 of the Code.

Certain states treat individuals in a same-sex marriage, civil union or domestic partnership as spouses for purposes of state law. However, current federal income tax law only recognizes spouses if they are married individuals of the opposite sex. Consequently, certain transactions such as a change of ownership or continuation of the contract after death, will be reported as taxable

Additional Features/Taxes

if the individuals involved in the transaction are of the same sex, despite their treatment as spouses under state law. A tax adviser should be consulted to determine proper federal and state tax treatment of any of the transactions described above.

When a non-qualified contract is owned by a non-natural person (e.g., a corporation, limited liability company, partnership or certain other entities) the contract will generally not be treated as an annuity for tax purposes. This means that gain in the contract will be taxed each year while the contract is in the accumulation phase. This treatment is not generally applied to a contract held by a trust or other entity as an agent for a natural person. Before purchasing a contract to be owned by a non-natural person or changing ownership on an existing contract that will result in it being owned by a non-natural person, you should consult a tax adviser to determine the tax impact.

On June 7, 2001, President Bush signed into law the “Economic Growth and Tax Relief Reconciliation Act of 2001” (“EGTRRA”). Some of EGTRRA’s provisions include increased contribution limits for tax-qualified retirement plans, catch-up contribution limits for eligible participants and enhanced rollover opportunities. It is important to note that some states do not automatically conform their state income tax codes to reflect changes to the federal income tax code. Consequently, these states will not follow the provisions enacted by EGTRRA until they conform their income tax codes to the federal code. This nonconformity may result in state income tax consequences to participants of qualified retirement arrangements. Accordingly, participants of qualified retirement arrangements are urged to seek the advice of their independent tax counsel to determine whether any adverse state income tax consequences would result from their compliance with EGTRRA’s provisions.

Income Tax Withholding

All distributions or the portion of distributions includible in your gross income may be subject to federal income tax withholding. Generally, amounts are withheld from periodic payments at the same rate as wages and at the rate of 10% from non-periodic payments. However, in most cases, you may elect not to have taxes withheld or to have withholding done at a different rate.

Effective January 1, 1993, certain distributions from retirement plans qualified under Section 401 of the Code, which are not directly rolled over to another eligible retirement plan or individual retirement account or individual retirement annuity, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement generally does not apply to: a) a series of substantially equal payments made at least annually for the life or life expectancy of the owner or joint and last survivor expectancy of the owner and a designated beneficiary or for a specified period of 10 years or more; or b) distributions which are required minimum distributions; or c) the portion of the distributions not includible in gross income (i.e., returns of after-tax contributions). The 20% withholding requirement also does not apply to hardship distributions from a 401(k) Plan or a tax-sheltered annuity made after December 31, 1998.

Qualified And Non-Qualified Contracts

If you purchase the contract as an individual and not under any tax-qualified retirement plan, specially sponsored program or an individual retirement annuity, your contract is referred to as a non-qualified contract.

The Code provides that multiple non-qualified annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts.

If you purchase the contract under a tax-qualified retirement plan, specially sponsored program, or an individual retirement annuity (IRA), your contract is referred to as a qualified contract. Examples of tax-qualified plans are: deductible and non-deductible IRAs, Tax Sheltered Annuities (TSAs), and pension and profit-sharing plans, which include 401(k) plans and H.R. 10 Plans.

Withdrawals – Non-Qualified Contracts

The Code generally treats any withdrawals (1) allocable to purchase payments made after

Taxes

August 13, 1982 in an annuity contract entered into prior to August 14, 1982 and (2) from an annuity contract entered into after August 13, 1982, as first coming from earnings and then from your purchase payments. The withdrawn earnings are includible in income.

The Code also provides that any amount received under an annuity contract which is included in income may be subject to a penalty. The amount of the penalty is equal to 10% of the amount that is includible in income. Some withdrawals will be exempt from the penalty. They include any amounts:

(1)	paid on or after you reach age 59 1/2;

(2)	paid to your beneficiary after you die;

(3)	paid if you become totally disabled (as that term is defined in the Code);

(4)	paid in a series of substantially equal periodic payments made annually (or more frequently) for life or your life expectancy or for the joint lives or joint life expectancies of you and your designated beneficiary;

(5)	paid under an immediate annuity; or

(6)	which come from purchase payments made before August 14, 1982.

Withdrawals – Qualified Contracts

If you have no cost basis for your interest in a qualified contract, the full amount of any distribution is taxable to you as ordinary income. If you do have a cost basis for your interest, a portion of the distribution is taxable, generally based on the ratio of your cost basis to your total contract value. Special tax rules may be available for certain distributions from a qualified contract.

Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from tax-qualified retirement plans, including contracts issued and qualified under Code Sections 401 (Pension and Profit-Sharing Plans), 403 (Tax-Sheltered Annuities), 408 (Individual Retirement Annuities – IRAs), and 408A (Roth IRAs). Exceptions from the penalty tax are as follows:

•	distributions made on or after you reach age 59 1/2;

•	distributions made after your death or disability (as defined in Code Section 72(m)(7));

•	after severance from employment, distributions that are part of a series of substantially equal periodic payments made not less frequently than annually for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary (in applying this exception to distributions from IRAs, a severance from employment is not required);

•	distributions made after severance from employment if you have reached age 55 (not applicable to distributions from IRAs);

•	distributions made to you up to the amount allowable as a deduction to you under Code Section 213 for amounts you paid during the taxable year for medical care;

•	distributions made on account of an IRS levy made on a tax-qualified retirement plan or IRA;

•	distributions made to an alternate payee pursuant to a qualified domestic relations order (not applicable to distributions from IRAs);

•	distributions from an IRA for the purchase of medical insurance (as described in Code Section 213(d)(1)(D)) for you and your spouse and dependents if you received unemployment compensation for at least 12 weeks and have not been re-employed for at least 60 days;

•	distributions from an IRA to the extent they do not exceed your qualified higher education expenses (as defined in Code Section 72(t)(7)) for the taxable year; and

•	distributions from an IRA which are qualified first-time homebuyer distributions (as defined in Code Section 72(t)(8)).

Generally, distributions from a tax-qualified retirement plan must begin no later than April 1st of the calendar year following the later of (a) the year in which you attain age 70 1/2 or (b) the calendar year in which you retire. The date set forth in (b) does not apply to an IRA. Required distributions do not apply to a Roth IRA during your lifetime. Required distributions generally must be over a period not exceeding your life expectancy or the joint lives or joint life expectancies of you and your designated beneficiary. Under the Code Section 401(a)(9) regulations, required distributions may be made over joint lives or joint life expectancies if your designated beneficiary is your spouse who is more than 10 years younger than you. If required minimum distributions are not made, a 50%

Taxes

penalty tax is imposed on the amount that should have been distributed.

The regulations under Code section 401(a)(9) include a provision that could increase the dollar amount of required minimum distributions for individuals who fund their IRA, 403(b) Tax-Sheltered Annuity or tax-qualified retirement plan with an annuity contract. During the accumulation phase of the annuity contract, Treasury Regulations section 1.401(a)(9)-6, Q&A-12 requires that individuals add the actuarial present value of any additional benefits provided under the annuity (such as certain living or death benefits) to the dollar amount credited to the owner or beneficiary under the contract in order to determine the fair market value of the contract. A larger fair market value will result in the calculation of a higher required minimum distribution amount. Please consult a tax adviser to determine how this may impact your specific circumstances. More details can be found in the Statement of Additional Information.

Withdrawals – Tax-Sheltered Annuities

Special Considerations Regarding Exchanges Involving 403(b) Arrangements.  Recent IRS regulations may affect the taxation of 403(b) tax deferred annuity contract exchanges that occur after September 24, 2007. Certain transactions, often called “Revenue Ruling 90-24” exchanges or transfers, are a common non-taxable method to exchange one tax-sheltered annuity contract for another. The IRS has issued regulations that may impose restrictions on your ability to make such an exchange after September 24, 2007. Because most of the regulations are not effective until 2009, there is great uncertainty about their application to contract exchanges that take place between September 24, 2007 and January 1, 2009. Because of this uncertainty, it is possible that an exchange that takes place prior to January 1, 2009 may cause you to incur taxation on the value of the contract. However, it is also possible that such an exchange will not have adverse tax consequences. The IRS has been requested to provide more guidance on this critical issue. Until more guidance is provided on this issue, you should consult with a qualified tax advisor before you request an exchange.

The Code limits the withdrawal of salary reduction amounts from certain TSAs. Withdrawals of salary reduction amounts and their earnings can only be made when an owner:

(1)	reaches age 59 1/2;

(2)	has a severance from employment;

(3)	dies;

(4)	becomes disabled, as defined by the Code; or

(5)	makes a withdrawal due to a hardship, as defined by the Code.

In the case of a hardship, the owner can only withdraw the purchase payments and not any earnings. The owner would be responsible for suspending salary reduction contributions to any other TSA contract for a six-month period following the date of a hardship distribution.

Contract value as of December 31, 1988 and contract amounts attributable to service with a former employer are not subject to these withdrawal restrictions. Additionally, return of “excess contributions” or amounts paid to a spouse as a result of a qualified domestic relations order are generally not subject to these restrictions.

Non-Resident Aliens

Generally, a pre-death distribution from a contract to a non-resident alien is subject to federal tax withholding at a rate of 30% of the amount of income that is distributed. A “non-resident alien” is a person who is neither a citizen, nor a resident, of the United States of America (U.S.). We are required to withhold the tax and send it to the Internal Revenue Service. Some distributions to non-resident aliens may be subject to a lower (or no) tax if a treaty applies. In order to obtain the benefits of such a treaty, the non-resident alien must claim the treaty benefit on Form W-8BEN, providing us with: (1) proof of residency (in accordance with Internal Revenue Service requirements); and (2) a U.S. individual taxpayer identification number. If the non-resident alien does not meet the above conditions, we will withhold 30% of the income from the distribution.

Taxes

Other Information

Distribution

MML Distributors, LLC (“MML Distributors”), a limited liability corporation, is the principal underwriter of the contract. MML Distributors is a broker-dealer registered with the Securities and Exchange Commission and is a member of the National Association of Securities Dealers, Inc. MML Distributors is a subsidiary of MassMutual. Pursuant to an Underwriting and Servicing Agreement, MML Distributors receives compensation for its activities as underwriter for the contract.

The contract is sold by both registered representatives of MML Investors Services, Inc. (“MMLISI”), a subsidiary of MassMutual, and by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors (“broker-dealers”). Commissions are paid to MMLISI and all broker-dealers who sell the contract. Commissions for sales of the contract by MMLISI registered representatives are paid by MassMutual through MMLISI to those registered representatives. Commissions for sales of the contract by registered representatives of other broker-dealers are paid by MassMutual through MML Distributors to those broker-dealers.

Additional Compensation Paid to MMLISI.  Most MMLISI registered representatives are also MassMutual insurance agents, and as such, are eligible for certain cash and non-cash benefits from MassMutual. Cash compensation includes bonuses and allowances based on factors such as sales, productivity and persistency. Non-cash compensation includes various recognition items such as prizes and awards as well as attendance at, and payment of the costs associated with attendance at, conferences, seminars and recognition trips. Sales of this contract may help these registered representatives and their supervisors qualify for such benefits.

Additional Compensation Paid to Certain Broker-Dealers.  We and MML Distributors make additional commission payments to certain broker-dealers in the form of asset-based payments and sales-based payments. We also make cash payments and non-cash payments to certain broker-dealers. The asset-based and sales- based payments are made to participate in those broker-dealers’ preferred provider programs or marketing support programs, or to otherwise promote this contract. Asset-based payments are based on the value of the assets in the MassMutual contracts sold by that broker-dealer. Sales-based payments are paid on each sale of the contract and each subsequent purchase payment applied to the contract. Cash payments are made to attend sales conferences and educational seminars sponsored by certain broker-dealers. Non-cash payments include various promotional items. The total compensation paid for the sale of this contract, including commissions and cash payments, may range up to 8.0% of purchase payments made to a contract and/or 1.50% of contract value annually. For a list of the broker-dealers to whom we currently pay additional commissions in the form of asset-based or sales-based payments for selling this contract, visit www.massmutual.com/compensation or call the Annuity Service Center at the number shown on page 1 of this prospectus.

The additional compensation arrangements described in the preceding paragraphs are not offered to all broker-dealers and the terms of such arrangements may differ among broker-dealers. Some broker-dealers may receive two or more of these payments. Such payments may give us greater access to the registered representatives of the broker-dealers that receive such compensation or may influence the way that a broker-dealer markets the contract. Any such compensation will be paid by MML Distributors or us out of the assets of either MML Distributors or us and will not result in any additional direct charge to you.

The additional compensation arrangements may provide a registered representative with an incentive to sell this contract over other available variable annuity contracts whose issuers do not provide such compensation or who provide lower levels of such compensation. You may want to take these compensation arrangements into account when evaluating any recommendations regarding this contract. You may contact your broker-dealer or registered representative to find out more information about the compensation they may receive in connection with your purchase of a contract.

Other Information

We intend to recoup a portion of the cash and non-cash compensation payments that we make through the assessment of certain charges described in this prospectus, including the contingent deferred sales charge. We may also use some of the 12b-1 distribution fee payments and other payments that we receive from certain funds to help us make these cash and non-cash payments.

Special Arrangements

For certain group or sponsored arrangements there may be expense savings that could be passed on to the customer because our cost for sales, administration, and mortality generally vary with the size of the customer. We will consider factors such as the size of the group, the nature of the sale, the expected purchase payment volume, and other factors we consider significant in determining whether to reduce charges. Subject to applicable state laws and regulations, we reserve the right to reduce the mortality and expense risk charge, the administrative charge, the annual contract maintenance charge or any other charge that is appropriate to reflect any expense savings. We will make any reductions according to our rules in effect when an application for a contract is approved. We may change these rules from time to time. Any reduction in charges will reflect differences in costs or services, and will not be unfairly discriminatory.

We reserve the right to modify or terminate this arrangement.

Electronic Transmission Of Application Information

Subject to state availability, upon agreement with a limited number of broker-dealers and in certain conditions, we will accept electronic data transmissions of application information. Contact our Annuity Service Center for more information.

Assignment

You can assign the contract at any time during your lifetime. We will not be bound by the assignment until we receive written notice of the assignment. We will not be liable for any payment or other action we take in accordance with the contract before we receive notice of the assignment. You may be subject to tax consequences if you assign your contract.

If the contract is issued pursuant to a qualified plan, there may be limitations on your ability to assign the contract. If you assign your contract, your rights may only be exercised with the consent of the assignee of record.

Voting Rights

We are the legal owner of the fund shares. However, when a fund solicits proxies in conjunction with a vote of shareholders, it is required to obtain from you and other owners, instructions as to how to vote those shares. When we receive those instructions, we will vote all of the shares, for which we have not received voting instructions, in proportion to those instructions. This will also include any shares that we own on our own behalf. This may result in a small number of contract owners controlling the outcome of the vote. If we determine that we are no longer required to comply with the above, we will vote the shares in our own right.

During the accumulation phase of your contract and while the annuitant is living, we determine the number of shares you may vote by dividing your contract value in each fund, if any, by $100. Fractional shares are counted. During the income phase or after the annuitant dies, we determine the number of shares you may vote based on our liability for future variable monthly annuity payments.

Reservation Of Rights

We reserve the right to:

•	substitute another fund for one of the funds you selected and

•	add or eliminate sub-accounts.

If we exercise any of these rights, we will receive prior approval from the Securities and Exchange Commission, if necessary. We will also give you notice of our intent to exercise any of these rights.

Changes to the Contract.  We reserve the right to amend the contract to meet the requirements of applicable federal or state laws or regulations, or as otherwise provided in the contract. We will notify you by written notice of such amendments.

Other Information

Suspension Of Payments Or Transfers

We may be required to suspend or postpone payments for withdrawals or transfers from the funds for any period when:

•	the New York Stock Exchange is closed (other than customary weekend and holiday closings); or

•	trading on the New York Stock Exchange is restricted;

•	an emergency exists as a result of which disposal of shares of the funds is not reasonably practicable or we cannot reasonably value the shares of the funds;

•	during any other period when the Securities and Exchange Commission, by order, so permits for your protection.

We reserve the right to defer payment for a withdrawal from The Fixed Account for the period permitted by law but not for more than six months.

Anti-Money Laundering

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block a contract owner’s ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your contract to government regulators.

Legal Proceedings

MassMutual is involved in litigation arising in and out of the normal course of business, which seek both compensatory and punitive damages. While MassMutual is not aware of any actions or allegations that should reasonably give rise to a material adverse impact to MassMutual’s financial position or liquidity, the outcome of litigation cannot be foreseen with certainty.

MassMutual, along with numerous other defendants, has been named in an adversary proceeding in the Enron bankruptcy. In addition, in June 2005, MassMutual’s former Chief Executive Officer (former CEO) filed a demand for arbitration contesting his termination “for cause” from MassMutual. In 2006, the arbitration panel ruled that the former CEO’s conduct did not satisfy the Employment Contract’s requirement for a “for cause” termination and awarded him a portion of the compensation and severance benefits specified in his employment agreement. MassMutual has appealed this ruling to the Massachusetts state court. In 2006, MassMutual accrued an additional $9 million in compensation expense bringing the total accrual for this matter to approximately $71 million as of December 31, 2006.

In 2005, MassMutual received final approval of a nationwide class action settlement involving alleged insurance sales practices claims. In 2006, all appeals to this settlement were resolved. The settlement class includes all policyholders, with certain limited exceptions, who have or had an ownership interest in permanent life policies, term life policies or disability income policies issued between January 1, 1983 and December 31, 2003. As of December 31, 2006, MassMutual has paid $111 million of the original $268 million accrual.

It is the opinion of management that the ultimate resolution of these matters will not materially impact MassMutual’s financial position or liquidity. However, the outcome of a particular proceeding may be material to MassMutual’s operating results for a particular period depending upon, among other factors, the size of the loss or liability and the level of MassMutual’s income for the period.

MassMutual is subject to governmental and administrative proceedings and regulatory examinations and investigations in the ordinary course of its business. MassMutual has cooperated fully with these regulatory agencies with regard to their examinations and investigations and has responded to information requests and comments.

These examinations and investigations include industry-wide investigations of issues such as (a) late trading and market timing in connection with mutual funds and variable insurance contracts, (b) revenue sharing, (c) compensation and bidding arrangements and possible anti-competitive activities between insurance producers and brokers and issuers of insurance products, and (d) marketing, pricing and sales of retirement products. In connection with examinations and investigations, MassMutual has been contacted by

Other Information

various regulatory agencies and state attorneys general including the Securities and Exchange Commission, U.S. Department of Labor, National Association of Securities Dealers, Commonwealth of Massachusetts Division of Insurance, the State of Connecticut Insurance Department, and the Attorneys General of Connecticut, Massachusetts and New York.

MassMutual believes that it is reasonable to expect that regulatory inquiries, examinations and investigations into the financial services industry will continue for the foreseeable future and may result in new industry-wide legislation, rules, and regulations that could significantly affect the financial services industry as a whole. It is the opinion of management that the ultimate resolution of these matters will not materially impact MassMutual’s financial position or liquidity. The outcome of a particular matter may be material to MassMutual’s operating results for a particular period depending upon, among other factors, the size of the matter and the level of MassMutual’s income for the period.

Financial Statements

We have included our company statutory financial statements and those of the separate account in the Statement of Additional Information.

Additional Information

For further information about the contract, you may obtain a Statement of Additional Information. You can call the telephone number indicated on the cover page or you can write to us. For your convenience we have included a form for that purpose.

The Table of Contents of this statement is as follows:

1.	Company

2.	Custodian

3.	Assignment of Contract

4.	Distribution

5.	Purchase of Securities Being Offered

6.	Accumulation Units and Unit Value

7.	Transfers During the Income Phase

8.	Payment of Death Benefit

9.	Annuity Payments

10.	Federal Tax Matters

11.	Experts

12.	Financial Statements

Other Information

[This Page Intentionally Left Blank]

To:	MassMutual Financial Group

Annuity Service Center HUB

P.O. Box 9067

Springfield, MA 01102-9067

Please send me a Statement of Additional Information for MassMutual Transitions SelectSM.

Name

Address

City	State	Zip

Telephone

[This Page Intentionally Left Blank]

Appendix A – Condensed Financial Information

The following schedules include accumulation unit values for the periods indicated. We have extracted this data from the separate account’s audited financial statements. You should read this information in conjunction with the separate account’s audited financial statements and related notes that are included in the Statement of Additional Information.

Accumulation Unit Values

Sub-Account	Dec. 31, 2006	Dec. 31, 2005	Dec. 31, 2004	Value at Inception Date
AIM V.I. Financial Services	$13.23	$11.50	$11.00	$10.00(a)
AIM V.I. Global Health Care	12.29	11.82	11.07	10.00(a)
AIM V.I. Technology	13.71	12.56	12.45	10.00(a)
Calvert Social Balanced(c)	—	11.28	10.81	10.00(a)
Fidelity VIP Contrafund	14.85	13.45	11.65	10.00(a)
ING VP Real Estate	12.24	N/A	N/A	10.00(b)
Janus Aspen Balanced(c)	—	11.59	10.90	10.00(a)
MFS Investors Trust(c)	—	12.10	11.42	10.00(a)
MFS New Discovery(c)	—	13.12	12.62	10.00(a)
MML AllianceBernstein Large Cap Growth(e)	12.20	11.78	11.28	10.00(a)
MML American Century Income & Growth(e)	13.46	11.64	11.26	10.00(a)
MML American Century Mid Cap Value(e)	13.29	11.51	11.09	10.00(a)
MML Babson Blend	12.38	11.21	10.85	10.00(a)
MML Babson Enhanced Index Core Equity	13.49	11.76	11.28	10.00(a)
MML Babson Inflation-Protected Bond	10.21	10.24	10.20	10.00(a)
MML Babson Managed Bond	10.57	10.28	10.17	10.00(a)
MML Capital Guardian Asset Allocation(e)	13.02	11.64	10.80	10.00(a)
MML Capital Guardian Growth & Income(e)	12.68	11.66	11.16	10.00(a)
MML Davis Large Cap Value	13.53	11.99	11.11	10.00(a)
MML Emerging Growth	13.45	12.93	12.97	10.00(a)
MML Equity Index	13.20	11.59	11.23	10.00(a)
MML GMO Growth Equity(h)	11.43	11.35	11.06	10.00(a)
MML Goldman Sachs Small Cap Value(e),(f)	15.15	12.79	11.91	10.00(a)
MML Legg Mason Concentrated Growth(e)	13.85	13.26	11.93	10.00(a)
MML Neuberger Berman Global(e)	12.98	11.71	11.23	10.00(a)
MML Oppenheimer/Bernstein Equity	13.59	11.66	11.45	10.00(a)
MML Oppenheimer Small Cap Equity	13.06	11.96	12.14	10.00(a)
MML Oppenheimer Small Company Opportunities	15.30	13.41	12.24	10.00(a)
MML OTC 100(g)	12.83	12.17	12.16	10.00(a)
MML Small Cap Index(e)	14.43	12.68	12.31	10.00(a)
MML Templeton Foreign(e)	15.51	12.71	11.68	10.00(a)
MML T. Rowe Price Blue Chip Growth(e)	12.83	11.87	11.34	10.00(a)
MML T. Rowe Price Equity Income(e)	13.64	11.60	11.30	10.00(a)
MML T. Rowe Price Mid Cap Growth	10.00	N/A	N/A	10.00(b)
MML W&R/Wellington Small Cap Growth Equity	14.58	13.53	12.28	10.00(a)
Oppenheimer Balanced	12.50	11.38	11.09	10.00(a)
Oppenheimer Capital Appreciation	12.31	11.54	11.12	10.00(a)
Oppenheimer Global Securities	16.22	13.95	12.36	10.00(a)
Oppenheimer High Income	11.53	10.66	10.55	10.00(a)
Oppenheimer International Growth	17.94	13.88	12.32	10.00(a)
Oppenheimer Main Street	13.26	11.67	11.15	10.00(a)
Oppenheimer MidCap	13.58	13.35	12.04	10.00(a)
Oppenheimer Money	10.51	10.16	10.01	10.00(a)
Oppenheimer Strategic Bond	11.42	10.75	10.60	10.00(a)
PIMCO CommodityRealReturn Strategy	9.42	N/A	N/A	10.00(b)
Scudder VIT EAFE Equity Index(d)	—	—	11.91	10.00(a)

(a)	Commencement of public offering was August 9, 2004.
(b)	Commencement of public offering was May 1, 2006.
(c)	The sub-account was liquidated, effective April 28, 2006, at which time any contract value remaining in the sub-account was transferred to a replacement sub-account. See “Appendix C – April 28, 2006 Fund Substitution” for details.
(d)	The sub-account was liquidated on July 25, 2005, at which time any contract value remaining in the sub-account was transferred to the Oppenheimer Money sub-account.
(e)	Effective April 28, 2006, this sub-account was re-named. See “Appendix C – April 28, 2006, Fund Substitution”.
(f)	This sub-account name has been changed to MML Goldman Sachs/AllianceBernstein Small Cap Value.
(g)	This sub-account name has been changed to MML NASDAQ-100®.
(h)	This sub-account name has been changed to MML T. Rowe Price Growth Equity.

Appendix A

Accumulation Units Outstanding

Sub-Account	Dec. 31, 2006	Dec. 31, 2005	Dec. 31, 2004
AIM V.I. Financial Services(a)	42,812	24,976	396
AIM V.I. Global Health Care(a)	67,816	42,958	909
AIM V.I. Technology(a)	39,306	16,005	4,017
Calvert Social Balanced(a),(c)	—	63,078	300
Fidelity VIP Contrafund(a)	8,386,549	3,921,539	222,684
ING VP Real Estate(b)	141,980	N/A	N/A
Janus Aspen Balanced(a),(c)	—	156,110	3,894
MFS Investors Trust(a),(c)	—	33,237	2,161
MFS New Discovery(a),(c)	—	44,652	8,908
MML AllianceBernstein Large Cap Growth(a),(e)	199,424	134,281	20,099
MML American Century Income & Growth(a),(e)	200,825	112,908	5,744
MML American Century Mid Cap Value(a),(e)	7,697,678	3,800,244	218,884
MML Babson Blend(a)	276,101	28,905	411
MML Babson Enhanced Index Core Equity(a)	84,354	10,733	0
MML Babson Inflation-Protected Bond(a)	11,168,176	5,498,782	365,217
MML Babson Managed Bond(a)	7,431,661	3,965,132	273,775
MML Capital Guardian Asset Allocation(a),(e)	1,401,770	797,754	40,904
MML Capital Guardian Growth & Income(a),(e)	1,564,659	1,051,699	50,604
MML Davis Large Cap Value(a)	6,621,104	3,025,309	178,921
MML Emerging Growth(a)	54,170	20,338	633
MML Equity Index(a)	122,502	66,779	2,342
MML GMO Growth Equity(a),(h)	27,213	17,061	2,059
MML Goldman Sachs Small Cap Value(a),(e),(f)	6,106,350	2,934,827	159,926
MML Legg Mason Concentrated Growth(a),(e)	137,667	75,870	1,942
MML Neuberger Berman Global(a),(e)	83,613	28,909	696
MML Oppenheimer/Bernstein Equity(a)	114,312	70,101	6,415
MML Oppenheimer Small Cap Equity(a)	129,369	53,792	624
MML Oppenheimer Small Company Opportunities	323,800	152,097	4,496
MML OTC 100(a),(g)	35,826	24,565	3,232
MML Small Cap Index(a),(e)	255,953	115,259	8,458
MML Templeton Foreign(a),(e)	7,793,192	3,799,247	226,558
MML T. Rowe Price Blue Chip Growth(a),(e)	350,689	171,208	9,525
MML T. Rowe Price Equity Income(a),(e)	8,423,559	4,202,242	252,278
MML T. Rowe Price Mid Cap Growth(b)	297,130	N/A	N/A
MML W&R/Wellington Small Cap Growth Equity(a)	5,605,643	2,436,841	143,746
Oppenheimer Balanced(a)	387,103	266,830	9,811
Oppenheimer Capital Appreciation(a)	9,824,031	4,577,447	263,965
Oppenheimer Global Securities(a)	6,545,304	3,242,706	161,905
Oppenheimer High Income(a)	765,144	496,370	26,227
Oppenheimer International Growth(a)	464,078	109,827	1,631
Oppenheimer Main Street(a)	230,789	124,981	7,409
Oppenheimer MidCap(a)	6,253,242	2,786,018	165,581
Oppenheimer Money(a)	738,024	409,197	35,982
Oppenheimer Strategic Bond(a)	10,569,614	5,207,116	294,868
PIMCO CommodityRealReturn Strategy(b)	71,102	N/A	N/A
Scudder VIT EAFE Equity Index(a),(d)	—	—	485

(a)	Commencement of public offering was August 9, 2004.
(b)	Commencement of public offering was May 1, 2006.
(c)	The sub-account was liquidated, effective April 28, 2006, at which time any contract value remaining in the sub-account was transferred to a replacement sub-account. See “Appendix C – April 28, 2006 Fund Substitution” for details.
(d)	The sub-account was liquidated on July 25, 2005, at which time any contract value remaining in the sub-account was transferred to the Oppenheimer Money sub-account.
(e)	Effective April 28, 2006, this sub-account was re-named. See “Appendix C – April 28, 2006 Fund Substitution”.
(f)	This sub-account name has been changed to MML Goldman Sachs/AllianceBernstein Small Cap Value.
(g)	This sub-account name has been changed to MML NASDAQ-100®.
(h)	This sub-account name has been changed to MML T. Rowe Price Growth Equity.

Appendix A

Appendix B - Long Term Guarantee Fixed Account Interest Rate Factor Adjustment Calculation

The Long-Term Guarantee Fixed Account interest rate factor is determined by the following formula:

(1+a)(n/12)/(1 + b)(n/12)

a =	The initial index rate. The initial index rate is the rate in the Treasury Constant Maturity Series determined for the week prior to the week in which we issue your contract or the most recent renewal of a Long-Term Guarantee Fixed Account falls, for a maturity equal to the length of the current guarantee period.

b =	The current index rate plus 0.25%. The current index rate is the interest rate in the Treasury Constant Maturity series for a maturity equal to the number of whole months between any day of a guarantee period and the last day of the guarantee period.

n =	The number of whole months left in the current guarantee period.

An interest rate factor adjustment for a partial withdrawal is calculated as follows:

(a + b) × (c-1)

c

a =	the partial withdrawal payment from the Long Term Guarantee Fixed Account

b =	the contingent deferred sales charge for the partial withdrawal applicable to the Long Term Guarantee Fixed Account

c =	the interest rate factor

An interest rate factor adjustment for a full withdrawal is calculated as follows:

a × (b-1)

a =	the contract fund value on the business day we receive the request for a full surrender at our Annuity Service Center

b =	the interest rate factor

The contract fund value is equal to your net purchase payment applicable to the Long Term Guarantee Fixed Account on the day we issue your contract. On any day after we issue your contract, the contract fund value is equal to:

(a × b)-c

a =	the previous day’s contract fund value

b =	the sum of one plus the daily interest rate equivalent of the guaranteed interest rate

c =	any contract fund value reduction made on that day

A negative market value adjustment will never result in a payment upon withdrawal that is lower than if the guaranteed rate of interest credited had been equal to the minimum guaranteed interest rate allowed in your state of issue.

Appendix B

Appendix C – April 28, 2006 Fund Substitution

When you allocate your contract value to a fund, you are actually allocating contract value to one of our separate account sub-accounts. Each sub-account invests in a specific fund. Effective April 28, 2006, we implemented a fund substitution. As a result, any contract value allocated to a “replaced fund” is now invested in a “replacement fund.” The replaced funds are no longer available investment choices through the contract.

The table below reflects the replaced funds and sub-account names and the replacement funds and sub-account names.

Replaced Fund (no longer available)	Replacement Fund	Former Sub-Account	Current Sub-Account
American Century® VP Income & Growth Fund	MML Income & Growth Fund	American Century VP Income and Growth	MML American Century Income & Growth
American Century® VP Value Fund	MML Mid Cap Value Fund	American Century VP Value	MML American Century Mid Cap Value
American Funds® Asset Allocation Fund (Class 2)	MML Asset Allocation Fund	American Funds® Asset Allocation	MML Capital Guardian Asset Allocation
American Funds® Growth-Income Fund (Class 2)	MML Growth & Income Fund	American Funds® Growth-Income	MML Capital Guardian Growth & Income
Calvert Social Balanced Portfolio	MML Asset Allocation Fund	Calvert Social Balanced	MML Capital Guardian Asset Allocation
Fidelity® VIP Growth Portfolio (Service Class)	MML Large Cap Growth Fund	Fidelity® VIP Growth	MML AllianceBernstein Large Cap Growth
Franklin Small Cap Value Securities Fund (Class 2)	MML Small Cap Value Fund	Franklin Small Cap Value Securities	MML Goldman Sachs Small Cap Value*
Janus Aspen Balanced Portfolio (Service Shares)	MML Blend	Janus Aspen Balanced	MML Babson Blend
Janus Aspen Forty Portfolio (Service Shares)	MML Concentrated Growth Fund (Class I)	Janus Aspen Forty	MML Legg Mason Concentrated Growth
Janus Aspen Worldwide Growth Portfolio (Service Shares)	MML Global Fund (Class I)	Janus Aspen Worldwide Growth	MML Neuberger Berman Global
MFS® Investors Trust Series	MML Enhanced Index Core Equity	MFS® Investors Trust	MML Babson Enhanced Index Core Equity
MFS® New Discovery Series	MML Small Cap Index Fund	MFS® New Discovery	MML Small Cap Index
Scudder VIT Small Cap Index Fund	MML Small Cap Index Fund	Scudder VIT Small Cap Index	MML Small Cap Index
T. Rowe Price Blue Chip Growth Portfolio	MML Blue Chip Growth Fund	T. Rowe Price Blue Chip Growth	MML T. Rowe Price Blue Chip Growth
T. Rowe Price Equity Income Portfolio	MML Equity Income Fund	T. Rowe Price Equity Income	MML T. Rowe Price Equity Income
Templeton Foreign Securities Fund (Class 2)	MML Foreign Fund	Templeton Foreign Securities	MML Templeton Foreign

*	This sub-account name has been changed to MML Goldman Sachs/AllianceBernstein Small Cap Value.

Appendix C

Appendix D –

Examples for the Guaranteed Minimum Accumulation Benefit

Example 1: Setting of Initial Values

The values shown are based on the following assumptions:

Contract Owner Age at issue = 60

Annuitant = Same as Contract Owner

Initial Purchase Payment = $100,000

No withdrawals are taken

Contract Year (beginning of year)	Purchase Payment	Withdrawal	Contract Value	GMAB Value
1	$100,000	$0	$105,000	$100,000

On the contract issue date, the GMAB value is equal to the initial purchase payment. The GMAB value will be increased by any purchase payments received in the first two contract years.

Example 2: Annual Reset

The values shown are based on the following assumptions:

Contract Owner Age at issue = 60

Annuitant = Same as Contract Owner

Initial Purchase Payment = $100,000

Death Benefit = Basic Death Benefit

Contract Year (end of year)	Age	Purchase Payment	Withdrawal	Contract Value	GMAB Value	Death Benefit
1	61	$100,000	$0	$107,392	$100,000	$107,392
2	62			115,329	115,329	115,329
3	63			123,854	123,854	123,854
4	64			133,009	133,009	133,009
5	65			142,840	142,840	142,840
6	66			153,398	142,840	153,398
7	67			164,737	142,840	164,737
8	68			176,914	142,840	176,914
9	69			189,990	142,840	189,990
10	70			204,033	142,840	204,033
11	71			219,115	142,840	219,115
12	72			235,311	142,840	235,311
13	73			252,704	142,840	252,704
14	74			271,518	142,840	271,518
15	75			291,733	142,840	291,733
16	76			314,871	0	314,871

•	On the contract issue date, the GMAB value is equal to the initial purchase payment of $100,000.
•	Beginning on the second contract anniversary, the contract owner resets the GMAB to the contract value. The contract owner requests this reset each contract year through year five.
•	At the end of the tenth contract year from the last reset, the contract value is greater than the GMAB value. The contract value remains as is, and the GMAB value is set to zero.

Appendix D

Example 3: Impact of a Withdrawal

The values shown are based on the following assumptions:

Contract Owner Age at issue = 60

Annuitant = Same as Contract Owner

Initial Purchase Payment = $100,000

Death Benefit = Basic Death Benefit

Contract Year (end of year)	Age	Purchase Payment	Withdrawal	Contract Value	GMAB Value	Death Benefit
1	61	$100,000	$0	$107,392	$100,000	$107,392
2	62			$115,329	$100,000	$115,329
3	63			$123,854	$100,000	$123,854
4	64			$133,009	$100,000	$133,009
5	65		$15,000	$127,751	$89,436	$127,751
6	66			$137,194	$89,436	$137,194
7	67			$147,334	$89,436	$147,334
8	68			$158,225	$89,436	$158,225
9	69			$169,920	$89,436	$169,920
10	70			$182,480	$89,436	$182,480
11	71			$196,854	$0	$196,854

•	On the contract issue date, the GMAB value is equal to the initial purchase payment of $100,000.
•	The contract owner does not elect to reset the benefit.
•	A withdrawal of $15,000 is taken in year five.
•	As a result of the withdrawal, the GMAB value is reduced in direct proportion to the contract value reduction for the withdrawal.
•	The contract value is reduced by the amount of the withdrawal. The death benefit is reduced proportionately for the withdrawals.
•	At the end of the tenth contract year, the contract value is greater than the GMAB value. The contract value remains as is, and the GMAB value is set to zero.

Example 4: Additional Purchase Payments

The values shown are based on the following assumptions:

Contract Owner Age at issue = 60

Annuitant = Same as Contract Owner

Initial Purchase Payment = $100,000

Death Benefit = Basic Death Benefit

Contract Year (end of year)	Age	Purchase Payment	Withdrawal	Contract Value	GMAB Value	Death Benefit
1	61	$100,000	$0	$107,392	$100,000	$107,392
2	62	$25,000		$142,177	$125,000	$142,177
3	63	$25,000		$179,534	$125,000	$179,534
4	64	$25,000		$219,653	$125,000	$219,653
5	65			$235,888	$125,000	$235,888
6	66			$253,324	$125,000	$253,324
7	67			$272,185	$125,000	$272,185
8	68			$292,450	$125,000	$292,450
9	69			$314,223	$125,000	$314,223
10	70			$337,618	$125,000	$337,618
11	71			$364,394	$0	$364,394

Appendix D

•	On the contract issue date, the GMAB value is equal to the initial purchase payment of $100,000.
•	The contract owner does not elect to reset the benefit.
•	Additional purchase payments of $25,000 are made in years two, three and four.
•	As a result of the purchase payments, the GMAB value is increased for the purchase payment made in the second contract year.
•	The GMAB value is not increased for the purchase payments made in years three and four.
•	At the end of the tenth contract year, the contract value is greater than the GMAB value. The contract value remains as is, and the GMAB value is set to zero.

Appendix D

Appendix E –

Examples for MassMutual Guaranteed Income Plus 6

Example 1: GMIB 6 – Setting of Initial Values

The values shown are based on the following assumptions:

Contract Owner Age at issue = 60

Annuitant = Same as Contract Owner

Initial Purchase Payment = $100,000

No withdrawals are taken

Contract Year (beginning of year)	Purchase Payment	Withdrawal	Contract Value	GMIB Value	Monthly Income Benefit
1	$100,000	$0	$105,000	$106,000	$0

On the contract issue date, the GMIB value is equal to the initial purchase payment increased by 6%.

Example 2: GMIB 6 – No Withdrawals

The values shown are based on the following assumptions:

Contract Owner Age at issue = 60

Annuitant = Same as Contract Owner

Initial Purchase Payment = $100,000

Death Benefit = Basic Death Benefit

No withdrawals are taken

Contract Year (end of year)	Age	Purchase Payment	Withdrawal	Contract Value	GMIB Value	Monthly Income Benefit	Death Benefit
1	61	$100,000	$0	$105,049	$106,000	$0	$105,049
2	62			110,345	112,360	0	110,345
3	63			115,899	119,102	0	115,899
4	64			121,723	126,248	0	121,723
5	65			127,829	133,823	0	127,829
6	66			134,231	141,852	0	134,231
7	67			140,943	150,363	0	140,943
8	68			147,977	159,385	0	147,977
9	69			155,350	168,948	0	155,350
10	70			163,076	179,085	1,040	163,076

•	On the contract issue date, the GMIB value is equal to the initial purchase payment increased by 6%.
•	Each contract year, the GMIB value is increased by a 6%.
•

At the end of the tenth contract year, the GMIB can be exercised and begin an income stream. The monthly income benefit value of $1,040 is the monthly income amount that would be received by applying the GMIB value of $179,085 to a lifetime annuity option for a male age 70.

Appendix E

Example 3: GMIB 6 – Withdrawals Reducing the GMIB Value Dollar for Dollar

The values shown are based on the following assumptions:

Contract Owner Age at issue = 60

Annuitant = Same as Contract Owner

Initial Purchase Payment = $100,000

Death Benefit = Basic Death Benefit

Contract Year (end of year)	Age	Purchase Payment	Withdrawal	Contract Value	GMIB Value	Monthly Income Benefit	Death Benefit
1	61	$100,000	$0	$105,049	106,000	$0	$105,049
2	62		6,360	103,997	106,000	0	103,997
3	63		6,360	102,884	106,000	0	102,884
4	64		6,360	101,704	106,000	0	101,704
5	65		6,360	100,455	106,000	0	100,455
6	66		6,360	99,131	106,000	0	99,131
7	67		6,360	97,729	106,000	0	97,729
8	68		6,360	96,245	106,000	0	96,245
9	69		6,360	94,672	106,000	0	94,672
10	70		6,360	92,967	106,000	616	92,967

•	On the contract issue date, the GMIB value is equal to the initial purchase payment increased by 6%.
•	Each contract year, the GMIB value is increased by 6%.
•	Beginning in the second contract year, withdrawals of the GMIB interest are taken; the GMIB value is reduced dollar for dollar since the withdrawals are equal to the GMIB interest.
•	The contract value is reduced by the amount of the withdrawals. The death benefit is reduced proportionately for the withdrawals.
•

At the end of the tenth contract year, the GMIB can be exercised and begin an income stream. The monthly income benefit value of $616 is the monthly income amount that would be received by applying the GMIB value of $106,000 to a lifetime annuity option for a male age 70.

Example 4: GMIB 6 – Withdrawal Reducing the GMIB Value Proportionately

The values shown are based on the following assumptions:

Contract Owner Age at issue = 60

Annuitant = Same as Contract Owner

Initial Purchase Payment = $100,000

Death Benefit = Basic Death Benefit

Contract Year (end of year)	Age	Purchase Payment	Withdrawal	Contract Value	GMIB Value	Monthly Income Benefit	Death Benefit
1	61	$100,000	$0	$105,049	106,000	$0	$105,049
2	62		0	110,345	112,360	0	110,345
3	63		0	115,899	119,102	0	115,899
4	64		0	121,723	126,248	0	121,723
5	65		15,000	112,711	118,314	0	112,711
6	66		0	118,354	125,413	0	118,354
7	67		0	124,268	132,938	0	124,268
8	68		0	130,467	140,914	0	130,467
9	69		0	136,964	149,369	0	136,964
10	70		0	143,772	158,331	920	143,772

Appendix E

•	On the contract issue date, the GMIB value is equal to the initial purchase payment increased by 6%.
•	Each contract year, the GMIB value is increased by 6%.
•

A withdrawal of $15,000 is taken in the fifth contract year. Since this withdrawal is greater than the interest credited to the GMIB value, the GMIB value is reduced dollar for dollar up to the annual interest amount, and reduced in direct proportion to the contract value reduction, for the amount of the withdrawal greater than the GMIB interest credited.

•	The contract value is reduced by the amount of the withdrawals. The death benefit is reduced proportionately for the withdrawals.
•

At the end of the tenth contract year, the GMIB can be exercised and begin an income stream. The monthly income benefit value of $920 is the monthly income amount that would be received by applying the GMIB value of $158,331 to a lifetime annuity option for a male age 70.

Example 5: GMIB 6 – Annual Reset

The values shown are based on the following assumptions:

Contract Owner Age at issue = 60

Annuitant = Same as Contract Owner

Initial Purchase Payment = $100,000

Death Benefit = Basic Death Benefit

Contract Year (end of year)	Age	Purchase Payment	Withdrawal	Contract Value	GMIB Value	Monthly Income Benefit	Death Benefit
1	61	$100,000	$0	$107,004	$106,000	$0	$107,004
2	62			114,508	114,508	0	114,508
3	63			122,529	122,529	0	122,529
4	64			131,111	131,111	0	131,111
5	65			140,294	140,294	0	140,294
6	66			150,121	150,121	0	150,121
7	67			160,636	160,636	0	160,636
8	68			171,888	171,888	0	171,888
9	69			183,927	183,927	0	183,927
10	70			196,810	196,810	0	196,810

•	On the contract issue date, the GMIB value is equal to the initial contribution increased by 6%.
•	Each contract year, the GMIB value is increased by a 6%.
•	Beginning on the second contract anniversary, the contract owner resets the GMIB to the contract value. The contract owner requests this reset each contract year through year ten.
•	At the end of the tenth contract year from the last reset, the GMIB can be exercised and begin an income stream.

Appendix E

Example 6: GMIB 6 – Additional Purchase Payments

The values shown are based on the following assumptions:

Contract Owner Age at issue = 60

Annuitant = Same as Contract Owner

Initial Purchase Payment = $100,000

Death Benefit = Basic Death Benefit

Contract Year (end of year)	Age	Purchase Payment	Withdrawal	Contract Value	GMIB Value	Monthly Income Benefit	Death Benefit
1	61	$100,000	$0	$107,004	$106,000	$0	$107,004
2	62	$25,000		$141,259	$138,860	$0	$141,259
3	63	$25,000		$178,144	$147,192	$0	$178,144
4	64	$25,000		$217,861	$217,861	$0	$217,861
5	65			$233,660	$233,660	$0	$233,660
6	66			$250,622	$250,622	$0	$250,622
7	67			$268,969	$268,969	$0	$268,969
8	68			$288,678	$288,678	$0	$288,678
9	69			$309,853	$309,853	$0	$309,853
10	70			$332,605	$332,605	$0	$332,605

•	On the contract issue date, the GMIB value is equal to the initial purchase payment increased by 6%.
•	Each contract year, the GMIB value is increased by 6%.
•	A contribution of $25,000 is made in contract years two, three and four.
•	The GMIB value in year two is increased by the amount of the year two purchase payment.
•	The purchase payments in years three and four are not included in the GMIB value.
•	The contract owner resets in years four through ten.
•	At the end of the tenth contract year from the last reset, the GMIB can be exercised and begin an income stream.

Appendix E

Appendix F –

Examples for the Guaranteed Minimum Withdrawal Benefit

Example 1: Single Life Rider – Setting of Initial Values

The values shown are based on the following assumptions:

Contract Owner Age = 60

Initial Purchase Payment = $100,000

Guaranteed Lifetime Withdrawal Amount immediately applies since the Covered Person is age 60 on the Contract Issue Date

Contract Year	Purchase Payment	Withdrawal	Contract Value	Credit	Available GLWA*	Benefit Base
Beginning Year 1	$100,000	$0	$100,000		$5,000	$100,000
*	Guaranteed Lifetime Withdrawal Amount

On the Contract Issue Date, the initial values are set as follows:

•	Benefit Base = initial purchase payment = $100,000.
•	Guaranteed Lifetime Withdrawal Amount = 5% of Benefit Base = $5,000.

Example 2: Credit

The values shown are based on the following assumptions:

Contract Owner Age = 60

Initial Purchase Payment = $100,000

No withdrawals are taken during the first Contract Year

Guaranteed Lifetime Withdrawal Amount immediately applies since the Covered Person is age 60 on the Contract Issue Date

Contract Year	Purchase Payment	Withdrawal	Contract Value	Credit	Available GLWA*	Benefit Base
End of Year 1	$100,000	$0	$105,100	$6,000	$5,300	$106,000
*	Guaranteed Lifetime Withdrawal Amount

•	At end of 1st contract year, since there were no withdrawals, a credit of 6% of the initial benefit base is applied = $6,000.
•	Benefit base = initial benefit base plus credit = $106,000.
•	Guaranteed lifetime withdrawal amount = 5% of benefit base = $5,300.

Example 3: Withdrawal Not Exceeding the Guaranteed Lifetime Withdrawal Amount

The values shown are based on the following assumptions:

Contract Owner Age = 60

Initial Purchase Payment = $100,000

Withdrawal occurs in Contract Year 5

Guaranteed Lifetime Withdrawal Amount immediately applies since the Covered Person is age 60 on the Contract Issue Date

Contract Year (end of year)	Purchase Payment	Withdrawal	Contract Value	Credit	Available GLWA*	Benefit Base
1	$100,000	$0	$105,100	$6,000	$5,300	$106,000
2			$110,500	$6,000	$5,600	$112,000
3			$116,000	$6,000	$5,900	$118,000
4			$122,000	$6,000	$6,200	$124,000
5		$6,200	$122,050	$0	$6,200	$124,000
*	Guaranteed Lifetime Withdrawal Amount

Appendix F

•	At end of contract years one through four, since there were no withdrawals, a credit of 6% of the initial benefit base is applied = $6,000.
•	Benefit base at the end of contract year four = $124,000.
•	Guaranteed lifetime withdrawal amount = 5% of benefit base ($124,000) = $6,200.
•	A withdrawal of $6,200 is taken in contract year 5, so a credit is not applied.
•	The benefit base remains at $124,000 as the withdrawal was not greater than the guaranteed lifetime withdrawal amount; so it is not reduced.

Example 4: Withdrawal Exceeding the Guaranteed Lifetime Withdrawal Amount

The values shown are based on the following assumptions:

Contract Owner Age = 60

Initial Purchase Payment = $100,000

Withdrawal occurs in Contract Year 5

Guaranteed Lifetime Withdrawal Amount immediately applies since the Covered Person is age 60 on the Contract Issue Date

Contract Year (end of year)	Purchase Payment	Withdrawal	Contract Value	Credit	Available GLWA*	Benefit Base
1	$100,000	$0	$105,100	$6,000	$5,300	$106,000
2			$110,500	$6,000	$5,600	$112,000
3			$116,000	$6,000	$5,900	$118,000
4			$122,000	$6,000	$6,200	$124,000
5		$10,000	$121,000	$0	$6,010	$120,200
*	Guaranteed Lifetime Withdrawal Amount

•	At end of contract years one through four, since there were no withdrawals, a credit of 6% of the initial benefit base is applied = $6,000.
•	Benefit base at the end of contract year four = $124,000.
•	Guaranteed lifetime withdrawal amount = 5% of benefit base ($124,000) = $6,200.
•

A withdrawal of $10,000 is taken in contract year 5, so a credit is not applied. In addition, since the withdrawal is greater than the available guaranteed lifetime withdrawal amount ($6,200), any applicable contingent deferred sales charge would apply.

•

The benefit base is recalculated, as the withdrawal of $10,000 is greater than the guaranteed lifetime withdrawal amount of $6,200. There is an excess withdrawal of $3,800 ($10,000-$6,200). The benefit base is set to the lesser of a) contract value after the withdrawal ($121,000), or b) the benefit base immediately prior to the withdrawal ($124,000) minus the excess withdrawal ($124,000 - $3,800) = $120,200.

•	Guaranteed lifetime withdrawal amount is recalculated to equal 5% of the new benefit base ($120,200) = $6,010.
•	The contract value is reduced by the amount of the withdrawal and any applicable contingent deferred sales charge

Appendix F

Example 5 – Annual Ratchet

The values shown are based on the following assumptions:

Contract Owner Age = 60

Initial Purchase Payment = $100,000

Withdrawal occurs in Contract Year 5

Guaranteed Lifetime Withdrawal Amount immediately applies since the Covered Person is age 60 on the Contract Issue Date

Contract Year (end of year)	Purchase Payment	Withdrawal	Contract Value	Credit	Available GLWA*	Benefit Base
1	$100,000	$0	$105,100	$6,000	$5,300	$106,000
2			$110,500	$6,000	$5,600	$112,000
3			$116,000	$6,000	$5,900	$118,000
4			$122,000	$6,000	$6,200	$124,000
5			$132,000	$6,000	$6,600	$132,000
*	Guaranteed Lifetime Withdrawal Amount

•	At end of contract years one through five, since there were no withdrawals, a credit of 6% of the initial benefit base is applied = $6,000.
•	Benefit base at the end of contract year five is $132,000, as the contract value at the end of contract year five is greater than the benefit base of $124,000 plus the $6,000 credit.
•	Guaranteed lifetime withdrawal amount = 5% of benefit base ($132,000) = $6,600.

Example 6: Withdrawals Not Exceeding the Guaranteed Withdrawal Amount and Transitioned to Guaranteed Lifetime Withdrawal Amount – At age 60

The values shown are based on the following assumptions:

Contract Owner Age at issue = 52

Initial Purchase Payment = $100,000

Withdrawal occurs in Contract Year 5

Guaranteed Withdrawal Amount applies until the Covered Person is age 60

Contract Year (end of year)	Age of Covered Person	Purchase Payment	Withdrawal	Contract Value	Credit	Available GWA/ GLWA*	Benefit Base
1	53	$100,000	$0	$105,100	$6,000	$5,300	$106,000
2	54			$100,000	$6,000	$5,600	$112,000
3	55			$105,000	$6,000	$5,900	$118,000
4	56			$110,000	$6,000	$6,200	$124,000
5	57		$6,200	$112,000	$0	$6,200	$117,800
6	58		$0	$120,000	$5,628	$6,200	$123,428
7	59		$6,200	$117,500	$0	$6,200	$117,228
8	60		$6,200	$109,225	$0	$5,551	$111,028
9	61		$5,551	$107,500	$0	$5,551	$111,028
*	Guaranteed Withdrawal Amount / Guaranteed Lifetime Withdrawal Amount

•	At end of contract years one through four, since there were no withdrawals, a credit of 6% of the initial benefit base is applied = $6,000.
•	Benefit base at the end of contract year four = $124,000.
•	Guaranteed withdrawal amount = 5% of benefit base = $6,200.
•	A withdrawal of $6,200 is taken in contract year 5, so a credit is not applied.

Appendix F

•	The benefit base is reduced by the amount of the withdrawal, as the withdrawal was taken prior to attainment of age 60.
•	The guaranteed withdrawal amount remains at $6,200, as the withdrawal was not greater than the guaranteed withdrawal amount.
•

At the end of contract year eight, the benefit base of $111,028 locks in as the benefit base, and the guaranteed lifetime withdrawal amount of $5,551 is calculated as 5% of the benefit base ($111,028) when the covered person attains age 60. it will no longer reduce, as long as withdrawals are not greater than the guaranteed lifetime withdrawal amount.

•	The contract value is reduced by the amount of the withdrawal.

Example 7: Withdrawal Exceeding the Guaranteed Withdrawal Amount – Prior to age 60

The values shown are based on the following assumptions:

Contract Owner Age at issue = 54

Initial Purchase Payment = $100,000

Withdrawal occurs in Contract Year 5

Guaranteed Withdrawal Amount applies until the Covered Person is age 60.

Contract Year (end of year)	Age of Covered Person	Purchase Payment	Withdrawal	Contract Value	Credit	Available GWA*	Benefit Base
1	55	$100,000	$0	$105,100	$6,000	$5,300	$106,000
2	56			$100,000	$6,000	$5,600	$112,000
3	57			$105,000	$6,000	$5,900	$118,000
4	58			$110,000	$6,000	$6,200	$124,000
5	59		$10,000	$104,500	$0	$5,225	$104,500
*	Guaranteed Withdrawal Amount

•	At end of contract years one through four, since there were no withdrawals, a credit of 6% of the initial benefit base is applied = $6,000.
•	Benefit base at the end of contract year four = $124,000.
•	Guaranteed withdrawal amount = 5% of benefit base = $6,200.
•	A withdrawal of $10,000 is taken in contract year 5, so a credit is not applied.
•	The benefit base is reduced to the lesser of a) the contract value after the withdrawal or, b) the benefit base immediately prior to the withdrawal, minus the withdrawal.
•	The guaranteed withdrawal amount is modified to $5,225, as the withdrawal was greater than the guaranteed withdrawal amount.
•	The contract value is reduced by the value of the withdrawal and any applicable contingent deferred sales charge.

Appendix F

Example 8: Enhanced Benefit Base

The values shown are based on the following assumptions:

Contract Owner Age at issue = 60

Initial Purchase Payment = $100,000

No withdrawals are taken

Contract Year (end of year)	Age of Covered Person	Purchase Payment	Withdrawal	Contract Value	Credit	Available GLWA*	Benefit Base
1	61	$100,000	$0	$105,000	$6,000	$5,300	$106,000
2	62			$110,500	6,000	5,600	112,000
3	63			$116,000	6,000	5,900	118,000
4	64			$122,250	6,000	6,200	124,000
5	65			$128,000	6,000	6,500	130,000
6	66			$135,000	6,000	6,800	136,000
7	67			$141,500	6,000	7,100	142,000
8	68			$148,900	6,000	7,445	148,900
9	69			$156,492	8,934	7,891	157,834
10	70			$164,481	8,934	10,000	200,000
*	Guaranteed Lifetime Withdrawal Amount

•	At end of contract years one through eight, since there were no withdrawals, a credit of 6% of the initial benefit base is applied = $6,000.
•	At the end of contract year eight, an annual ratchet applies as the contract value of $148,900 is greater than the benefit base of $148,000 ($142,000 + $6,000).
•	At the end of contract year nine, since there were no withdrawals, a credit of 6% of the last ratcheted benefit base is applied (6% * 148,900) = $8,934.
•	At the end of contract year ten, the benefit base is $166,768 ($157,834 + $8,934).
•

At the end of contract year ten, since no withdrawals were taken and the owner is age 70, the enhanced benefit base takes effect, the benefit base is set equal to 200% of the initial purchase payment = $200,000, as it is greater than $166,768.

•	Guaranteed lifetime withdrawal amount = 5% of the new benefit base ($200,000) = $10,000.

Example 9: GMWB – Additional Purchase Payments

The values shown are based on the following assumptions:

Contract Owner Age at issue = 60

Initial Purchase Payment = $100,000

No withdrawals are taken

Contract Year (end of year)	Age of Covered Person	Purchase Payment	Withdrawal	Contract Value	Credit	Available GLWA*	Benefit Base
1	61	$100,000	$0	102,974	6,000	5,300	106,000
2	62	25,000		131,779	7,500	6,925	138,500
3	63	25,000		161,441	9,000	8,625	172,500
4	64	25,000		191,984	10,500	10,400	208,000
5	65			197,693	10,500	10,925	218,500
6	66			203,571	10,500	11,450	229,000
7	67			209,625	10,500	11,975	239,500
8	68			215,858	10,500	12,500	250,000
9	69			222,276	10,500	13,025	260,500
10	70			228,886	10,500	13,750	275,000
*	Guaranteed Lifetime Withdrawal Amount

Appendix F

•	An additional purchase payment of $25,000 is made in contract years two, three and four.
•	The benefit base is increased by the purchase payments.
•	The credit increases in years two, three and four due to the additional purchase payments.
•	At the end of contract year ten, the benefit base is $271,000 ($260,500 + 10,500).
•

At the end of contract year ten, since no withdrawals were taken and the owner is age 70, the enhanced benefit base takes effect, the benefit base is set equal to 200% of purchase payments in the first contract year, as well as 100% of purchase payments in years two through ten = (100,000 * 200%) + (75,000 * 100% ) = the benefit base is set equal to $275,000, since it is greater than $271,000.

•	Guaranteed lifetime withdrawal amount = 5% of the new benefit base ($275,000) = $13,750.

Appendix F

PART B

INFORMATION REQUIRED IN A

STATEMENT OF ADDITIONAL INFORMATION

MASSMUTUAL TRANSITIONS SELECTSM

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

(Depositor)

MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 4

(Registrant)

STATEMENT OF ADDITIONAL INFORMATION

December 18, 2007

This is not a prospectus. This Statement of Additional Information should be read in conjunction with the prospectus dated December 18, 2007, for the individual deferred variable annuity contract which is referred to herein.

For a copy of the prospectus call 1-800-272-2216 (press 2) or write: MassMutual Financial Group, Annuity Service Center HUB, P.O. Box 9067, Springfield, MA 01102-9067.

1

COMPANY

In this Statement of Additional Information, “we,” “us,” and “our” refer to Massachusetts Mutual Life Insurance Company (MassMutual). MassMutual is a diversified financial services company providing life insurance, disability income insurance, long-term care insurance, annuities, retirement and other products to individual and institutional customers. MassMutual is organized as a mutual life insurance company. MassMutual’s home office is located at 1295 State Street, Springfield, Massachusetts 01111-0001.

CUSTODIAN

The shares of the underlying funds purchased by the sub-accounts are held by MassMutual as custodian of Massachusetts Mutual Variable Annuity Separate Account 4 (the “Separate Account”).

ASSIGNMENT OF CONTRACT

MassMutual will not be charged with notice of any assignment of a contract or of the interest of any beneficiary or of any other person unless the assignment is in writing and MassMutual receives the original or a true copy thereof at its Annuity Service Center. MassMutual assumes no responsibility for the validity of any assignment.

For qualified contracts, the following exceptions and provisions should be noted:

(1)  No person entitled to receive annuity payments under a contract or part or all of the contract’s value will be permitted to commute, anticipate, encumber, alienate or assign such amounts, except upon the written authority of the owner given during the annuitant’s lifetime and received in good order by MassMutual at its Annuity Service Center. To the extent permitted by law, no contract nor any proceeds or interest payable thereunder will be subject to the annuitant’s or any other person’s debts, contracts or engagements, nor to any levy or attachment for payment thereof;

(2)  If an assignment of a contract is in effect on the maturity date, MassMutual reserves the right to pay to the assignee in one sum the amount of the contract’s maturity value to which the assignee is entitled, and to pay any balance of such value in one sum to the owner, regardless of any payment options which the owner may have elected. Moreover, if an assignment of a contract is in effect at the death of the annuitant prior to the maturity date, MassMutual will pay to the assignee in one sum the death benefit amount which corresponds to the death benefit choice in effect at the time of the annuitant’s death. Any balance of such value will be paid to the beneficiary in one sum or applied under one or more of the payment options elected;

(3)  Contracts used in connection with a tax-qualified retirement plan must be endorsed to provide that they may not be sold, assigned or pledged for any purpose unless they are owned by the trustee of a trust described in Section 401(a); and

(4)  Contracts issued under a plan for an Individual Retirement Annuity pursuant to Section 408 of the Code must be endorsed to provide that they are non-transferable. Such contracts may not be sold, assigned, discounted, or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose by the annuitant to any person or party other than MassMutual, except to a former spouse of the annuitant in accordance with the terms of a divorce decree or other written instrument incident to a divorce.

Assignments may be subject to federal income tax.

2

DISTRIBUTION

MML Distributors, LLC (“MML Distributors”) is the principal underwriter of the contract. MML Distributors is a limited liability corporation. MML Distributors is a broker-dealer registered with the Securities and Exchange Commission and is a member of the National Association of Securities Dealers, Inc. MML Distributors is an indirect wholly owned subsidiary of Massachusetts Mutual Life Insurance Company. Pursuant to the Underwriting and Servicing Agreement, MML Distributors will receive compensation for its activities as underwriter for the Separate Account. The compensation paid to MML Distributors in 2004, 2005, and 2006 was $399,150, $412,112, and $572,106, respectively. Commissions will be paid through MML Distributors to agents and selling brokers for selling the contract. During 2004, 2005, and 2006, commissions paid were $576,575, $3,416,476, and $3,342,426, respectively.

The offering is on a continuous basis.

PURCHASE OF SECURITIES BEING OFFERED

Interests in the Separate Account are sold to Contract Owners as accumulation units. Charges associated with such securities are discussed in the Expenses section of the prospectus for the contract. The contract does not offer any special purchase plan or exchange program not discussed in the prospectus. (For a discussion of instances when sales charges will be waived, see the Contingent Deferred Sales Charge section of the prospectus.)

ACCUMULATION UNITS AND UNIT VALUE

During the accumulation phase, accumulation units shall be used to account for all amounts allocated to or withdrawn from the sub-accounts of the separate account as a result of purchase payments, withdrawals, transfers, or fees and charges. MassMutual will determine the number of accumulation units of a sub-account purchased or canceled. This will be done by dividing the amount allocated to (or the amount withdrawn from) the sub-account by the dollar value of one accumulation unit of the sub-account as of the end of the business day during which the transaction is received at the annuity service center.

The accumulation unit value for each sub-account was set on the date such sub-account became operative. Subsequent accumulation unit values for each sub-account are determined for each day in which the New York Stock Exchange is open for business (“business day”) by multiplying the accumulation unit value for the immediately preceding business day by the net investment factor for the sub-account for the current business day.

The net investment factor for each sub-account is determined by dividing A by B and subtracting C where:

A is (i) the net asset value per share of the funding vehicle or portfolio of a funding vehicle held by the sub-account for the current business day; plus (ii) any dividend per share declared on behalf of such funding vehicle or portfolio of a funding vehicle that has an ex-dividend date within the current business day; less (iii) the cumulative charge or credit for taxes reserved which is determined by MassMutual to have resulted from the operation or maintenance of the sub-account.

B is the net asset value per share of the funding vehicle or portfolio held by the sub-account for the immediately preceding business day.

C is the cumulative charge for the insurance charges. The accumulation unit value may increase or decrease from business day to business day.

3

TRANSFERS DURING THE INCOME PHASE

Transfers of annuity reserves between sub-accounts will be made by converting the number of annuity units attributable to the annuity reserves being transferred to the number of annuity units of the sub-account to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, annuity payments will reflect changes in the value of the new annuity units.

The amount transferred to the general account from a sub-account will be based on the annuity reserves for the participant in that sub-account. Transfers to the general account will be made by converting the annuity units being transferred to purchase fixed annuity payments under the annuity option in effect and based on the age of the annuitant at the time of the transfer.

See the Transfers and Transfer Programs section in the prospectus for more information about transfers during the income phase.

PAYMENT OF DEATH BENEFIT

MassMutual will require due proof of death before any death benefit is paid. Due proof of death will be:

1.  a certified death certificate;

2.  a certified decree of a court of competent jurisdiction as to the finding of death; or

3.  any other proof satisfactory to MassMutual.

All death benefits will be paid in accordance with applicable law or regulations governing death benefit payments.

The beneficiary designation in effect on the date we issue the contract will remain in effect until changed. Unless the owner provides otherwise, the death benefit will be paid in equal shares to the beneficiary(ies) as follows:

1.  to the primary beneficiary(ies) who survive the owner’s and/or the annuitant’s death, as applicable; or if there are none

2.  to the contingent beneficiary(ies) who survive the owner’s and/or the annuitant’s death, as applicable; or if there are none

3.  to the estate of the owner.

You may name an irrevocable beneficiary(ies). In that case, a change of beneficiary requires the consent of any irrevocable beneficiary. If an irrevocable beneficiary is named, the owner retains all other contractual rights.

See the Death Benefit section in the prospectus for more information on death benefits.

ANNUITY PAYMENTS

A variable annuity payment is an annuity with payments which; (1) are not predetermined as to dollar amount; and (2) will vary in amount with the net investment results of the applicable sub-accounts of the Separate Account. Annuity Payments also depend upon the age of the annuitant and any joint annuitant and the

4

assumed interest factor utilized and may vary by gender of the annuitant and any joint annuitant. The annuity table used will depend upon the annuity option chosen. The dollar amount of annuity payments after the first is determined as follows:

1.  The dollar amount of the first annuity payment is divided by the value of an annuity unit as of the annuity date. This establishes the number of annuity units for each annuity payment. The number of annuity units will remain the same for the life of the contract unless you transfer among investment choices during the income phase or if you elected an annuity option with reduced payments to the survivor and the reduced payments to a survivor commence.

2.  For each sub-account, the fixed number of annuity units is multiplied by the annuity unit value on each subsequent annuity payment date.

3.  The total dollar amount of each variable annuity payment is the sum of all sub-account variable annuity payments.

The number of annuity units is determined as follows:

1.  The number of annuity units credited in each sub-account will be determined by dividing the product of the portion of the contract value to be applied to the sub-account and the annuity purchase rate by the value of one annuity unit in that sub-account on the annuity date. The purchase rates are set forth in the variable annuity rate tables in the contract.

2.  For each sub-account, the amount of each annuity payment equals the product of the annuitant’s number of annuity units and the annuity unit value on the payment date. The amount of each payment may vary.

The value of any annuity unit for each sub-account of the separate account was set on the date such sub-account became operative. The sub-account annuity unit value at the end of any subsequent valuation period is determined as follows:

1.  The net investment factor for the current business day is multiplied by the value of the annuity unit for the sub-account for the immediately preceding business day.

2.  The result in (1) is then divided by an assumed investment rate factor. The assumed investment rate factor equals 1.00 plus the assumed investment rate for the number of days since the preceding business day. The assumed investment rate is based on an effective annual rate of 4%.

The value of an annuity unit may increase or decrease from business day to business day. See the Income Phase section in the prospectus for more information.

5

FEDERAL TAX MATTERS

General

Note: The following description is based upon MassMutual’s understanding of current federal income tax law applicable to annuities in general. MassMutual cannot predict the probability that any changes in such laws will be made. Purchasers are cautioned to seek competent tax advice regarding the possibility of such changes. MassMutual does not guarantee the tax status of the contracts. Purchasers bear the complete risk that the contracts may not be treated as “annuity contracts” under federal income tax laws. It should be further understood that the following discussion is not exhaustive and that special rules not described herein may be applicable in certain situations. Moreover, no attempt has been made to consider any applicable state or other tax laws.

Section 72 of the Code governs taxation of annuities in general. An owner is generally not taxed on increases in the value of a contract until distribution occurs, either in the form of a lump sum payment or as annuity payments under the annuity option selected. For a lump sum payment received as a total withdrawal (total surrender), the portion of the payment that exceeds the cost basis of the contract is subject to tax. For non-qualified contracts, this cost basis is generally the purchase payments, while for qualified contracts there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates.

For annuity payments, a portion of each payment in excess of an exclusion amount is includible in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the contract (adjusted for any period or refund feature) bears to the expected return under the contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the contract has been recovered (i.e. when the total of the excludable amount equals the investment in the contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of qualified plans there may be no cost basis in the contract within the meaning of Section 72 of the Code. Owners, annuitants and beneficiaries under the contracts should seek competent financial advice about the tax consequences of any distributions.

MassMutual is taxed as a life insurance company under the Code. For federal income tax purposes, the separate account is not a separate entity from MassMutual, and its operations form a part of MassMutual.

Diversification

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department (“Treasury Department”), adequately diversified. Disqualification of the contract as an annuity contract would result in the imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to the receipt of payments under the contract. The Code contains a safe harbor provision which provides that annuity contracts such as the contract meet the diversification requirements if, as of the end of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than fifty-five percent (55%) of the total assets consist of cash, cash items, U.S. Government securities and securities of other regulated investment companies.

On March 2, 1989, the Treasury Department issued Regulations (Treas. Reg.1.817-5), which established diversification requirements for the investment portfolios underlying variable contracts such as the contract. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations, an investment portfolio will be

6

deemed adequately diversified if: (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments.

The Code provides that, for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, “each United States government agency or instrumentality shall be treated as a separate issuer.”

MassMutual intends that all investment portfolios underlying the contracts will be managed in such a manner as to comply with these diversification requirements.

The Treasury Department has indicated that the diversification regulations do not provide guidance regarding the circumstances in which owner control of the investments of the separate account will cause the owner to be treated as the owner of the assets of the separate account, thereby resulting in the loss of favorable tax treatment for the contract. At this time it cannot be determined whether additional guidance will be provided and what standards may be contained in such guidance.

The amount of owner control which may be exercised under the contract is different in some respects from the situations addressed in published rulings issued by the Internal Revenue Service in which it was held that the policy owner was not the owner of the assets of the separate account. It is unknown whether these differences, such as the owner’s ability to transfer among investment choices or the number and type of investment choices available, would cause the owner to be considered as the owner of the assets of the separate account resulting in the imposition of federal income tax to the participant with respect to earnings allocable to the contract prior to receipt of payments under the contract.

In the event any forthcoming guidance or ruling is considered to set forth a new position, such guidance or ruling will generally be applied only prospectively. However, if such ruling or guidance was not considered to set forth a new position, it may be applied retroactively resulting in the participant being retroactively determined to be the owner of the assets of the separate account.

Due to the uncertainty in this area, MassMutual reserves the right to modify the contract in an attempt to maintain favorable tax treatment.

Multiple Contracts

The Code provides that multiple non-qualified annuity contracts which are issued within a calendar year to the same owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. Owners should consult a tax adviser prior to purchasing more than one non-qualified annuity contract in any calendar year.

Contracts Owned by Other than Natural Persons

When a non-qualified contract is owned by a non-natural person (e.g., a corporation, limited liability company, partnership or certain other entities) the contract will generally not be treated as an annuity for tax purposes. This means that gain in the contract will be taxed each year while the contract is in the accumulation phase. This treatment is not applied to a contract held by a trust or other entity as an agent for a natural person. Before purchasing a contract to be owned by a non-natural person or changing ownership on an existing contract that will result in it being owned by a non-natural person, you should consult a tax adviser to determine the tax impact.

7

Tax Treatment of Assignments

An assignment or pledge of a contract may be a taxable event. Owners should therefore consult competent tax advisers if they wish to assign or pledge their contracts.

Tax Treatment of Gifts

Annuity contracts issued after April 22, 1987 that are transferred for less than full and adequate consideration (including gifts) are subject to tax to the extent of gain in the contract. This does not apply to transfers between spouses or certain transfers incident to a divorce under Section 1041 of the Code.

Income Tax Withholding

All distributions or the portion thereof which is includible in the gross income of the owner are subject to federal income tax withholding. Generally, amounts are withheld from periodic payments at the same rate as wages and at the rate of 10% from non-periodic payments. However, the owner, in most cases, may elect not to have taxes withheld or to have withholding done at a different rate.

Effective January 1, 1993, certain distributions from retirement plans qualified under Section 401 of the Code, which are not directly rolled over to another eligible retirement plan or individual retirement account or individual retirement annuity, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement generally does not apply to: a) a series of substantially equal payments made at least annually for the life or life expectancy of the owner or joint and last survivor expectancy of the owner and a designated beneficiary or for a specified period of 10 years or more; or b) distributions which are required minimum distributions; or c) the portion of the distributions not includible in gross income (i.e., returns of after-tax contributions). The 20% withholding requirement also does not apply to hardship distributions from a 401(k) plan or a tax-sheltered annuity made after December 31, 1998. Owners should consult their own tax counsel or other tax adviser regarding withholding requirements.

Tax Treatment of Withdrawals—Non-Qualified Contracts

Section 72 of the Code governs treatment of distributions from annuity contracts. It provides that if the contract value exceeds the aggregate purchase payments made, any amount withdrawn, which is attributable to (1) purchase payments made after August 13, 1982 in an annuity contract entered into prior to August 14, 1982 or (2) purchase payments made in an annuity contract entered into after August 14, 1982, will be treated as coming first from the earnings and then, only after the income portion is exhausted, as coming from the principal. Withdrawn earnings are includible in gross income. It further provides that a ten percent (10%) penalty will apply to the income portion of any premature distribution. However, the penalty is not imposed on amounts received: (a) after the taxpayer reaches age 59 1/2; (b) after the death of the taxpayer; (c) if the taxpayer is totally disabled (for this purpose disability is as defined in Section 72(m)(7) of the Code); (d) in a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the taxpayer or for the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary; (e) under an immediate annuity; or (f) which are allocable to purchase payments made prior to August 14, 1982.

With respect to (d) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1/2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% tax penalty), but for the exception, plus interest for the tax years in which the exception was used. The rules governing substantially equal periodic payments are complex. You should consult your tax adviser for more specific information.

The above information does not apply to qualified contracts. However, separate tax withdrawal penalties and restrictions may apply to such qualified contracts. (See “Tax Treatment of Withdrawals—Qualified Contracts” below.)

8

Qualified Plans

The contracts offered herein are designed to be suitable for use under various types of qualified plans. Taxation of owners in each qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners, annuitants and beneficiaries are cautioned that benefits under a qualified plan may be subject to the terms and conditions of the plan regardless of the terms and conditions of the contracts issued pursuant to the plan. Some retirement plans are subject to distribution and other requirements that are not incorporated into MassMutual’s administrative procedures. Owners and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the contracts comply with applicable law. Following are general descriptions of the types of qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general informational purposes only. The tax rules regarding qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a contract issued under a qualified plan.

Contracts issued pursuant to qualified plans include special provisions restricting contract provisions that may otherwise be available as described herein. Generally, contracts issued pursuant to qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to surrenders from qualified contracts. (See “Tax Treatment of Withdrawals—Qualified Contracts” below.)

On July 6, 1983, the Supreme Court decided in Arizona Governing Committee V . Norris that optional annuity benefits provided under an employer’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. The contracts sold by MassMutual in connection with qualified plans will utilize annuity tables that do not differentiate on the basis of sex. Such annuity tables will also be available for use in connection with certain non-qualified deferred compensation plans.

a.  Tax Sheltered Annuities

Section 403(b) of the Code permits certain eligible employers to purchase annuity contracts, known as “Tax-Sheltered Annuities” (“TSAs”) under a Section 403(b) program. Eligible employers are organizations that are exempt from tax under Code Section 501(c)(3) and public educational organizations. Certain contribution limits apply to contributions to a TSA.

The withdrawal of elective deferrals and earnings thereon can only be made when an employee: (1) attains age 59 1/2; (2) has a severance from employment; (3) dies; (4) becomes disabled as defined in Code Section 72(m)(7); or (5) is eligible for a hardship distribution. In the case of a withdrawal on account of a hardship, earnings on elective deferrals cannot be withdrawn. These restrictions do not apply to contract value existing on December 31, 1988, the return of excess contributions and amounts paid to a spouse pursuant to a Qualified Domestic Relations Order. Certain other limitations may apply to a distribution from a TSA. (See “Tax Treatment of Withdrawals—Qualified Contracts”).

Purchasers of contracts for use with TSAs should obtain competent tax advice as to the tax treatment and suitability of such an investment.

b.  H.R. 10 Plans

Section 401 of the Code permits self-employed individuals to establish qualified plans for themselves and their employees, commonly referred to as “H.R. 10” or “Keogh” plans. Contributions made to the plan for the benefit of the employees will not be included in the gross income of the employees until distributed from the Plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations and restrictions on all plans including on such items as: amount of allowable contributions;

9

form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. (See “Tax Treatment of Withdrawals—Qualified Contracts” below.) Purchasers of contracts for use with an H.R. 10 Plan should obtain competent tax advice as to the tax treatment and suitability of such an investment.

c.  Individual Retirement Annuities

Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as an “Individual Retirement Annuity” (“IRA”). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual’s gross income. These IRAs are subject to limitations on eligibility, contributions, transferability and distributions. (See “Tax Treatment of Withdrawals—Qualified Contracts” below.) Under certain conditions, distributions from other IRAs and other Qualified Plans may be rolled over or transferred on a tax-deferred basis into an IRA. Sales of contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of contracts to be qualified as Individual Retirement Annuities should obtain competent tax advice as to the tax treatment and suitability of such an investment.

Section 408(k) permits certain employers to establish IRAs for employees that qualify as Simplified Employee Pensions (SEPs). Contributions to the plan for the benefit of employees will not be includible in the gross income of the employees until distributed from the plan. The employee may treat the SEP account as a traditional IRA and make deductible and non-deductible contributions if the general IRA requirements are met. However, the Code places limitations and restrictions on SEPs including: employer eligibility, amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with SEPs should obtain competent tax advice as to the tax treatment and suitability of such an investment.

Section 408(p) provides for certain small employers to establish a Savings Incentive Match Plan for Employees (SIMPLE) IRA. SIMPLE IRA plans permit employees to make elective contributions only through a qualified salary reduction agreement. Employers can make contributions to the plan through either matching contributions or non-elective contributions. The Code places limitations and restrictions on SIMPLE IRAs including: employer eligibility, amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with SIMPLE IRAs should obtain competent tax advice as to the tax treatment and suitability of such an investment.

Roth IRAs

Section 408A of the Code provides that beginning in 1998, individuals may purchase a new type of non-deductible IRA, known as a Roth IRA. Roth IRA purchase payments are $4,000 for tax years beginning in 2005 through 2007, and $5,000 for tax years beginning in 2008 and thereafter. In addition, eligible participants age 50 or older have an opportunity to make catch-up contributions, subject to limits contained in the Code. Lower maximum limitations apply to individuals with adjusted gross incomes between $95,000 and $110,000 in the case of single taxpayers, between $150,000 and $160,000 in the case of married taxpayers filing joint returns, and between $0 and $10,000 in the case of married taxpayers filing separately. An overall $4,000 annual limitation applies to all of a taxpayer’s 2007 IRA contributions, including Roth IRA and non-Roth IRA, except in the case of those individuals age 50 or over, for which a higher limit applies.

10

Qualified distributions from Roth IRAs are free from federal income tax. A qualified distribution requires that an individual has held the Roth IRA for at least five years and, in addition, that the distribution is made either after the individual reaches age 59 1 /2, on the individual’s death or disability, or as a qualified first-time home purchase, subject to a $10,000 lifetime maximum, for the individual, a spouse, child, grandchild, or ancestor. Any distribution which is not a qualified distribution is taxable to the extent of earnings in the distribution. Distributions are treated as made from contributions first and therefore no distributions are taxable until distributions exceed the amount of contributions to the Roth IRA. The 10% penalty tax and the regular IRA exceptions to the 10% penalty tax apply to taxable distributions from a Roth IRA.

Amounts may be rolled over from one Roth IRA to another Roth IRA. Furthermore, an individual may make a rollover contribution from a non-Roth IRA to a Roth IRA, unless the individual has adjusted gross income over $100,000 or the individual is a married taxpayer filing a separate return. The individual must pay tax on any portion of the IRA being rolled over that represents income or a previously deductible IRA contribution.

Purchasers of contracts to be qualified as a Roth IRA should obtain competent tax advice as to the tax treatment and suitability of such an investment.

d.  Corporate Pension and Profit-Sharing Plans

Sections 401(a) and 401(k) of the Code permit corporate employers to establish various types of retirement plans for employees. These retirement plans may permit the purchase of the contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employees until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations and restrictions on all Plans including on such items as: amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. (See “Tax Treatment of Withdrawals—Qualified Contracts” below.) Purchasers of contracts for use with Corporate Pension or Profit Sharing Plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

Tax Treatment of Withdrawals—Qualified Contracts

In the case of a withdrawal under a qualified contract, a ratable portion of the amount received is taxable, generally based on the ratio of the individual’s cost basis to the individual’s total accrued benefit under the retirement plan. Special tax rules may be available for certain distributions from a qualified contract. Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans, including contracts issued and qualified under Code Sections 401 (H.R. 10 and Corporate Pension and Profit-Sharing Plans), and 408 (Individual Retirement Annuities) and 408A (Roth IRAs). To the extent amounts are not includible in gross income because they have been rolled over to an IRA or to another eligible qualified plan, no tax penalty will be imposed. The tax penalty will not apply to the following distributions: (a) if distribution is made on or after the date on which the owner or annuitant (as applicable) reaches age 59 1/2; (b) distributions following the death or disability of the owner or annuitant (as applicable) (for this purpose disability is as defined in Section 72(m) (7) of the Code); (c) after separation from service, distributions that are part of a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the owner or annuitant (as applicable) or the joint lives (or joint life expectancies) of such owner or annuitant (as applicable) and his or her designated beneficiary; (d) distributions to an owner or annuitant (as applicable) who has separated from service after he has attained age 55; (e) distributions made to the owner or annuitant (as applicable) to the extent such distributions do not exceed the amount allowable as a deduction under Code Section 213 to the owner or annuitant (as applicable) for amounts paid during the taxable year for medical care; (f) distributions made to an alternate payee pursuant to a qualified domestic relations order; (g) distributions from an Individual Retirement Annuity for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for the participant or annuitant (as applicable) and his or her spouse and

11

dependents if the owner or annuitant (as applicable) has received unemployment compensation for at least 12 weeks (this exception will no longer apply after the owner or annuitant (as applicable) has been re-employed for at least 60 days); (h) distributions from an Individual Retirement Annuity made to the owner or annuitant (as applicable) to the extent such distributions do not exceed the qualified higher education expenses (as defined in Section 72(t)(7) of the Code) of the participant or annuitant (as applicable) for the taxable year; (i) distributions from an Individual Retirement Annuity made to the owner or annuitant (as applicable) which are qualified first-time home buyer distributions (as defined in Section 72(t)(8) of the Code; and (j) distributions made on account of an IRS levy made on a qualified retirement plan or IRA. The exceptions stated in (d) and (f) above do not apply in the case of an Individual Retirement Annuity. The exception stated in (c) above applies to an Individual Retirement Annuity without the requirement that there be a separation from service.

With respect to (c) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1/2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception, plus interest for the tax years in which the exception was used. The IRS has indicated that a modification will occur if, after the first valuation date there is (i) any addition to the account balance other than gains or losses, (ii) any nontaxable transfer of a portion of the account balance to another retirement plan, or (iii) a rollover by the taxpayer of the amount received resulting in such amount not being taxable. The rules governing substantially equal periodic payments are complex. You should consult your tax adviser or IRS Revenue Ruling 2002-62 for more specific information.

Generally, distributions from a qualified plan must begin no later than April 1st of the calendar year following the later of (a) the year in which the employee attains age 70 1/2 or (b) the calendar year in which the employee retires. The date set forth in (b) does not apply to an Individual Retirement Annuity. Required distributions do not apply to a Roth IRA during the lifetime of the participant. Required distributions generally must be over a period not exceeding the life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated beneficiary. Under the Code Section 401(a)(9) regulations, required distributions may be made over joint lives or joint life expectancies if your designated beneficiary is your spouse and is more than 10 years younger than you. If the required minimum distributions are not made, a 50% penalty tax is imposed on the amount not distributed.

The regulations under Code section 401(a)(9) include a provision that could increase the dollar amount of required minimum distributions for individuals who fund their IRA, 403(b) Tax-Sheltered Annuity or tax-qualified retirement plan with an annuity contract. During the accumulation phase of an annuity contract, Treasury Regulations section 1.401(a)(9)-6, Q&A-12 requires that individuals add the actuarial present value of any additional benefits provided under the annuity (such as certain living or death benefits) to the dollar amount credited to the owner or beneficiary under the contract in order to determine the fair market value of the contract. A larger fair market value will result in the calculation of a higher required minimum distribution amount.

The actuarial value discussed above can be disregarded if the sum of the dollar amount credited to the owner or beneficiary and the actuarial present value of the additional benefits is no more than 120% of the dollar amount credited to the owner or beneficiary and the contract provides only the following benefits:

i.  Additional benefits that, in the case of a distribution, are reduced by an amount sufficient to ensure that the ratio of such sum to the dollar amount credited does not increase as a result of the distribution (i.e., benefits that are reduced proportionately upon withdrawal), and

ii.  An additional benefit that is the right to receive a final payment upon death that does not exceed the excess of premiums paid less the amount of prior distributions.

If the only additional benefit provided under the contract falls within (ii), above, it can be disregarded for purposes of calculating a required minimum distribution. A required minimum distribution from an annuity contract calculated for 2004 or 2005 will not fail to satisfy Code section 401(a)(9) provided the payments satisfy

12

Code section 401(a)(9) based on a reasonable and good faith interpretation of its provisions. Please consult a tax adviser to determine if and how this requirement may impact your specific circumstances.

EXPERTS

The financial statements of Massachusetts Mutual Variable Annuity Separate Account 4 as of December 31, 2006 and for each of the years in the two-year period then ended, and the statutory financial statements of Massachusetts Mutual Life Insurance Company as of December 31, 2006 and 2005, and for each of the years in the three-year period ended December 31, 2006, included in this Statement of Additional Information, have been included herein in reliance upon the reports of KPMG LLP, an independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. The KPMG LLP audit report dated April 23, 2007 includes explanatory language that states that the Account has restated the financial highlights for 2005 and 2004 to reflect adjustments to the investment income ratio for certain sub-accounts. In addition, the KPMG LLP audit report refers to other auditors whose report on the financial highlights of Massachusetts Mutual Variable Annuity Separate Account 4, for each of the years in the two-year period ended December 31, 2003, dated February 23, 2005, expressed an unqualified opinion on those financial highlights. The KPMG LLP audit report dated February 23, 2007 includes explanatory language that states that the Company prepared the statutory financial statements using statutory accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which practices differ from U.S. generally accepted accounting principles. Accordingly, the KPMG LLP audit report states that the statutory financial statements are not presented fairly in conformity with U.S. generally accepted accounting principles and further states that those statements are presented fairly, in all material respects, in conformity with statutory accounting practices. In addition, the KPMG LLP audit report states that KPMG LLP performed an examination of the effectiveness of the Company’s internal control over financial reporting and expressed an unqualified opinion on management’s assessment of, and the effective operation of, internal control over financial reporting. The principal business address of KPMG LLP is One Financial Plaza, 755 Main Street, Hartford, Connecticut 06103.

13

Report of Independent Registered Public Accounting Firm

The Board of Directors of Massachusetts Mutual Life Insurance Company and Contract Owners of Massachusetts Mutual Variable Annuity Separate Account 4:

We have audited the accompanying statement of assets and liabilities of Massachusetts Mutual Variable Annuity Separate Account 4 (comprised of the sub-accounts listed in Note 3) (collectively, “the Account”) as of December 31, 2006, and the related statements of operations and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and the financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits. The financial highlights for each of the years in the two-year period ended December 31, 2003, were audited by other auditors whose report thereon dated February 23, 2005, expressed an unqualified opinion on these financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the underlying mutual funds or their transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of Massachusetts Mutual Variable Annuity Separate Account 4 as of December 31, 2006, and the results of its operations and changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

As discussed in note 2, in 2006, the Account has restated the financial highlights for 2005 and 2004 to reflect adjustments to the investment income ratios for certain sub-accounts.

/s/    KPMG LLP

Boston, MA

April 23, 2007

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

	AIM V.I. Financial Services Sub-Account	AIM V.I. Global Health Care Sub-Account	AIM V.I. Technology Sub-Account	Fidelity VIP Contrafund Sub-Account	ING VP Real Estate Sub-Account	MML AllianceBernstein Large Cap Growth Sub-Account	MML American Century Income & Growth Sub-Account	MML American Century Mid Cap Value Sub-Account	MML Babson Blend Sub-Account	MML Babson Enhanced Index Core Equity Sub-Account

ASSETS
Investments
Number of shares	389,477	756,947	605,601	10,158,669	280,143	3,547,339	5,993,896	21,471,602	3,976,578	1,554,589

Identified cost	$5,394,400	$13,544,431	$7,134,936	$279,401,165	$5,157,801	$35,348,449	$60,082,179	$216,078,090	$62,488,703	$15,668,102

Value	$6,780,795	$16,281,930	$8,490,528	$319,693,329	$5,490,800	$35,473,391	$66,112,676	$232,108,015	$68,340,511	$16,851,688
Dividends receivable	-	-	-	-	-	-	-	-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	-	-	-	170,196	10,637	-	24,486	66,077	-	11,621

Total assets	6,780,795	16,281,930	8,490,528	319,863,525	5,501,437	35,473,391	66,137,162	232,174,092	68,340,511	16,863,309

LIABILITIES
Annuitant mortality fluctuation reserve	-	-	124	2,416	23	-	-	1,265	-	-
Payable to Massachusetts Mutual Life Insurance Company	26,551	42,718	3,428	-	-	12,212	-	-	111,856	-

Total liabilities	26,551	42,718	3,552	2,416	23	12,212	-	1,265	111,856	-

NET ASSETS	$6,754,244	$16,239,212	$8,486,976	$319,861,109	$5,501,414	$35,461,179	$66,137,162	$232,172,827	$68,228,655	$16,863,309

Net Assets:
Accumulation units - value	$6,754,244	$16,239,212	$8,482,905	$319,773,128	$5,500,459	$35,461,179	$66,137,162	$232,125,154	$68,228,655	$16,863,309
Contracts in payout (annuitization) period	-	-	4,071	87,981	955	-	-	47,673	-	-

Net assets	$6,754,244	$16,239,212	$8,486,976	$319,861,109	$5,501,414	$35,461,179	$66,137,162	$232,172,827	$68,228,655	$16,863,309

Outstanding units
Contract owners	477,024	1,321,506	1,142,958	20,519,118	449,422	3,350,262	4,611,435	16,511,770	5,685,615	1,281,629

UNIT VALUE
Panorama Premier	$15.35	$11.99	$3.05	$20.15	$12.22	$8.39	$15.51	$17.44	$10.63	$11.56
Panorama Passage® (Note 1)
Tier 1	15.26	11.91	3.03	15.26	12.21	8.57	12.08	18.70	11.37	11.50
Tier 2	15.17	11.84	3.01	15.17	12.20	8.52	12.01	18.59	11.31	11.44
MassMutual Artistry	13.54	10.49	2.91	13.26	12.24	6.71	10.99	19.17	11.38	15.84
MassMutual Transitions® (Note 1)
Custom Plan	14.04	12.57	11.06	16.29	12.26	11.28	14.29	15.00	13.08	13.67
Package Plan I	14.04	12.57	11.06	16.29	12.26	11.28	14.29	15.00	13.08	13.67
Package Plan II	13.81	12.37	10.88	16.03	12.23	11.10	14.06	14.76	12.87	13.45
Package Plan III	13.65	12.23	10.76	15.85	12.21	10.97	13.90	14.59	12.73	13.30
MassMutual EvolutionSM (Note 1)
Tier 1	11.96	11.02	10.86	13.77	12.21	10.38	12.59	12.76	11.74	12.41
Tier 2	11.83	10.90	10.73	13.62	12.17	10.27	12.44	12.62	11.61	12.27
Tier 3	11.75	10.82	10.66	13.52	12.15	10.20	12.36	12.53	11.53	12.19
Tier 4	11.81	10.88	10.72	13.59	12.17	10.25	12.42	12.60	11.59	12.25
Tier 5	11.68	10.76	10.60	13.44	12.14	10.14	12.28	12.46	11.46	12.12
Tier 6	11.60	10.68	10.52	13.35	12.12	10.06	12.20	12.37	11.38	12.03
Tier 7	11.83	10.90	10.73	13.61	12.17	10.26	12.44	12.61	11.61	12.27
Tier 8	11.67	10.76	10.59	13.44	12.14	10.13	12.28	12.45	11.46	12.11
MassMutual Transitions SelectSM	13.23	12.29	13.71	14.85	12.24	12.20	13.46	13.29	12.38	13.49
MassMutual Equity EdgeSM (Note 1)
Tier 1	-	-	-	-	-	-	-	-	-	-
Tier 2	-	-	-	-	-	-	-	-	-	-
Tier 3	-	-	-	-	-	-	-	-	-	-

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2006

	MML Babson Inflation- Protected Bond Sub-Account	MML Babson Managed Bond Sub-Account	MML Capital Guardian Asset Allocation Sub-Account	MML Capital Guardian Growth & Income Sub-Account	MML Davis Large Cap Value Sub-Account	MML Emerging Growth Sub-Account	MML Equity Index Sub-Account	MML GMO Growth Equity Sub-Account	MML Goldman Sachs Small Cap Value Sub-Account	MML Legg Mason Concentrated Growth Sub-Account

										(Class II)
ASSETS
Investments
Number of shares	19,386,969	16,019,382	15,936,173	19,292,252	12,071,645	1,116,872	2,230,260	902,878	16,356,914	1,161,826

Identified cost	$206,313,725	$197,432,225	$159,537,640	$192,884,504	$131,416,345	$6,145,145	$33,120,532	$6,167,496	$162,493,486	$11,601,455

Value	$199,104,170	$193,526,660	$164,142,580	$199,867,728	$154,558,162	$7,023,544	$38,918,033	$6,662,558	$170,929,746	$11,862,238
Dividends receivable	-	-	-	-	-	-	-	-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	60,089	57,214	-	-	79,476	-	18,869	-	79,451	5,591

Total assets	199,164,259	193,583,874	164,142,580	199,867,728	154,637,638	7,023,544	38,936,902	6,662,558	171,009,197	11,867,829

LIABILITIES
Annuitant mortality fluctuation reserve	3,216	2,958	10,161	8,900	1,417	-	-	-	1,123	-
Payable to Massachusetts Mutual Life Insurance Company	-	-	38,067	10,279	-	3,031	-	511	-	-

Total liabilities	3,216	2,958	48,228	19,179	1,417	3,031	-	511	1,123	-

NET ASSETS	$199,161,043	$193,580,916	$164,094,352	$199,848,549	$154,636,221	$7,020,513	$38,936,902	$6,662,047	$171,008,074	$11,867,829

Net Assets:
Accumulation units - value	$199,042,561	$193,456,130	$163,749,855	$199,557,477	$154,581,438	$7,020,513	$38,936,902	$6,662,047	$170,965,763	$11,867,829
Contracts in payout (annuitization) period	118,482	124,786	344,497	291,072	54,783	-	-	-	42,311	-

Net assets	$199,161,043	$193,580,916	$164,094,352	$199,848,549	$154,636,221	$7,020,513	$38,936,902	$6,662,047	$171,008,074	$11,867,829

Outstanding units
Contract owners	19,242,716	17,359,774	11,212,360	13,263,945	11,428,548	640,317	3,286,267	673,970	10,441,820	1,030,147

UNIT VALUE
Panorama Premier	$10.84	$-	$14.89	$15.45	$12.16	$5.72	$10.27	$8.05	$20.44	$11.69
Panorama Passage® (Note 1)
Tier 1	10.80	13.76	14.84	15.40	12.09	5.69	10.79	7.88	20.37	11.75
Tier 2	10.74	13.68	14.75	15.31	12.02	5.65	10.73	7.83	20.26	11.69
MassMutual Artistry	10.93	13.36	15.01	15.58	12.24	5.84	9.48	5.89	20.61	8.63
MassMutual Transitions® (Note 1)
Custom Plan	11.02	11.93	15.14	15.71	14.87	12.20	13.47	10.59	20.78	-
Package Plan I	11.02	11.93	15.14	15.71	14.87	12.20	13.47	10.59	20.78	-
Package Plan II	10.88	11.74	14.95	15.51	14.64	12.00	13.26	10.42	20.52	-
Package Plan III	10.78	11.61	14.81	15.37	14.47	11.87	13.11	10.30	20.33	-
MassMutual EvolutionSM (Note 1)
Tier 1	10.11	10.43	12.34	11.74	12.57	10.97	12.20	10.16	14.60	-
Tier 2	9.99	10.31	12.20	11.60	12.43	10.85	12.06	10.04	14.43	-
Tier 3	9.92	10.24	12.11	11.52	12.35	10.77	11.98	9.97	14.33	-
Tier 4	9.98	10.29	12.18	11.59	12.41	10.83	12.04	10.03	14.41	-
Tier 5	9.86	10.18	12.04	11.46	12.27	10.71	11.91	9.91	14.25	-
Tier 6	9.80	10.10	11.96	11.37	12.19	10.63	11.82	9.84	14.15	-
Tier 7	9.99	10.30	12.19	11.60	12.43	10.84	12.06	10.04	14.43	-
Tier 8	9.86	10.17	12.04	11.45	12.27	10.70	11.90	9.91	14.24	-
MassMutual Transitions SelectSM	10.21	10.57	13.02	12.68	13.53	13.45	13.20	11.43	15.15	-
MassMutual Equity EdgeSM (Note 1)
Tier 1	-	-	-	-	-	-	10.86	-	-	-
Tier 2	-	-	-	-	-	-	10.86	-	-	-
Tier 3	-	-	-	-	-	-	10.88	-	-	-

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2006

	MML Legg Mason Concentrated Growth Sub-Account	MML Neuberger Berman Global Sub-Account	MML Neuberger Berman Global Sub-Account	MML OTC 100 Sub-Account	MML Oppenheimer Small Cap Equity Sub-Account	MML Oppenheimer Small Company Opportunities Sub-Account	MML Oppenheimer/ Bernstein Equity Sub-Account	MML Small Cap Index Sub-Account	MML T. Rowe Price Blue Chip Growth Sub-Account
	(Class I)	(Class II)	(Class I)

ASSETS
Investments
Number of shares	1,766,449	922,071	922,135	335,011	2,029,267	2,475,758	1,189,069	3,950,049	4,160,439

Identified cost	$17,569,591	$9,216,694	$9,187,434	$1,304,196	$22,401,618	$36,673,261	$26,092,476	$39,388,414	$41,571,638

Value	$18,035,446	$9,700,191	$9,700,864	$1,495,129	$20,476,032	$38,854,364	$30,946,055	$39,895,500	$44,017,446
Dividends receivable	-	-	-	-	-	-	-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	-	-	980	50,036	-	-	4,802	30,078	20,551

Total assets	18,035,446	9,700,191	9,701,844	1,545,165	20,476,032	38,854,364	30,950,857	39,925,578	44,037,997

LIABILITIES
Annuitant mortality fluctuation reserve	-	-	-	-	46	-	-	238	513
Payable to Massachusetts Mutual Life Insurance Company	5,843	1,450	-	-	10,212	21,214	-	-	-

Total liabilities	5,843	1,450	-	-	10,258	21,214	-	238	513

NET ASSETS	$18,029,603	$9,698,741	$9,701,844	$1,545,165	$20,465,774	$38,833,150	$30,950,857	$39,925,340	$44,037,484

Net Assets:
Accumulation units - value	$18,029,603	$9,698,741	$9,701,844	$1,545,165	$20,463,884	$38,833,150	$30,950,857	$39,914,851	$44,014,979
Contracts in payout (annuitization) period	-	-	-	-	1,890	-	-	10,489	22,505

Net assets	$18,029,603	$9,698,741	$9,701,844	$1,545,165	$20,465,774	$38,833,150	$30,950,857	$39,925,340	$44,037,484

Outstanding units
Contract owners	1,279,871	998,493	824,055	238,474	1,423,790	2,215,534	2,489,633	2,579,448	3,410,709

UNIT VALUE
Panorama Premier	$-	$9.82	$-	$4.12	$17.23	$20.42	$10.18	$17.06	$14.47
Panorama Passage® (Note 1)
Tier 1	-	9.62	-	4.10	15.71	20.32	11.43	17.29	14.42
Tier 2	-	9.57	-	4.07	15.61	20.20	11.37	17.19	14.33
MassMutual Artistry	-	6.84	-	4.20	14.56	20.03	11.81	14.64	14.58
MassMutual Transitions® (Note 1)
Custom Plan	14.22	-	11.67	-	13.70	18.11	14.41	15.59	12.95
Package Plan I	14.22	-	11.67	-	13.70	18.11	14.41	15.59	12.95
Package Plan II	13.99	-	11.48	-	13.48	17.82	14.18	15.34	12.74
Package Plan III	13.84	-	11.35	-	13.32	17.62	14.02	15.16	12.59
MassMutual EvolutionSM (Note 1)
Tier 1	12.78	-	11.27	11.24	11.73	13.82	12.91	12.65	11.57
Tier 2	12.64	-	11.14	11.11	11.60	13.67	12.76	12.50	11.44
Tier 3	12.55	-	11.06	11.04	11.51	13.57	12.67	12.42	11.35
Tier 4	12.62	-	11.13	11.10	11.58	13.64	12.74	12.48	11.42
Tier 5	12.48	-	11.00	10.97	11.45	13.49	12.60	12.34	11.29
Tier 6	12.39	-	10.92	10.89	11.37	13.40	12.51	12.26	11.21
Tier 7	12.64	-	11.14	11.11	11.59	13.66	12.76	12.50	11.43
Tier 8	12.48	-	11.00	10.97	11.44	13.49	12.60	12.34	11.28
MassMutual Transitions SelectSM	13.85	-	12.98	12.83	13.06	15.30	13.59	14.43	12.83
MassMutual Equity EdgeSM (Note 1)
Tier 1	-	-	-	-	-	-	-	-	-
Tier 2	-	-	-	-	-	-	-	-	-
Tier 3	-	-	-	-	-	-	-	-	-

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2006

	MML T. Rowe Price Equity Income Sub-Account	MML T. Rowe Price Mid Cap Growth Sub-Account	MML Templeton Foreign Sub-Account	MML W&R/Wellington Small Cap Growth Equity Sub-Account	Oppenheimer Balanced Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Core Bond Sub-Account	Oppenheimer Global Securities Sub-Account	Oppenheimer High Income Sub-Account	Oppenheimer International Growth Sub-Account
ASSETS
Investments
Number of shares	22,741,589	9,786,209	18,744,195	8,024,405	3,054,088	6,580,791	1,683,167	9,085,855	8,941,737	25,597,179

Identified cost	$228,983,897	$97,623,326	$188,124,967	$113,303,888	$48,528,376	$240,356,015	$18,569,286	$257,570,972	$74,346,840	$33,762,757

Value	$249,475,227	$98,351,396	$206,186,148	$128,991,975	$54,026,819	$272,642,173	$18,784,141	$334,268,600	$76,451,854	$48,890,613
Dividends receivable	-	-	-	-	-	-	-	-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	63,036	-	121,953	96,648	-	77,246	-	49,220	-	59,590

Total assets	249,538,263	98,351,396	206,308,101	129,088,623	54,026,819	272,719,419	18,784,141	334,317,820	76,451,854	48,950,203
LIABILITIES
Annuitant mortality fluctuation reserve	1,858	157	1,646	1,762	64	3,187	-	3,461	758	106
Payable to Massachusetts Mutual Life Insurance Company	-	24,728	-	-	3,099	-	718	-	40,313	-

Total liabilities	1,858	24,885	1,646	1,762	3,163	3,187	718	3,461	41,071	106

NET ASSETS	$249,536,405	$98,326,511	$206,306,455	$129,086,861	$54,023,656	$272,716,232	$18,783,423	$334,314,359	$76,410,783	$48,950,097

Net Assets:
Accumulation units - value	$249,463,430	$98,320,057	$206,244,051	$129,022,030	$54,021,016	$272,600,238	$18,783,423	$334,191,847	$76,385,888	$48,945,794
Contracts in payout (annuitization) period	72,975	6,454	62,404	64,831	2,640	115,994	-	122,512	24,895	4,303

Net assets	$249,536,405	$98,326,511	$206,306,455	$129,086,861	$54,023,656	$272,716,232	$18,783,423	$334,314,359	$76,410,783	$48,950,097

Outstanding units
Contract owners	17,986,182	5,939,636	13,470,982	8,994,511	4,014,788	22,645,729	1,198,808	20,000,806	5,672,524	2,690,165

UNIT VALUE
Panorama Premier	$16.60	$24.32	$14.22	$16.97	$13.32	$11.61	$15.67	$20.31	$13.24	$24.28
Panorama Passage® (Note 1)
Tier 1	16.54	18.24	14.49	15.17	13.24	11.74	-	20.25	13.24	15.80
Tier 2	16.45	18.13	14.41	15.08	13.16	11.67	-	20.13	13.16	15.71
MassMutual Artistry	16.73	14.12	13.05	10.40	13.09	8.29	-	13.68	13.43	11.30
MassMutual Transitions® (Note 1)
Custom Plan	14.42	15.48	15.86	15.66	13.88	12.28	-	17.23	13.99	17.78
Package Plan I	14.42	15.48	15.86	15.66	13.88	12.28	-	17.23	13.99	17.78
Package Plan II	14.19	15.23	15.60	15.41	13.66	12.08	-	16.95	13.77	17.50
Package Plan III	14.03	15.06	15.43	15.24	13.50	11.94	-	16.76	13.61	17.30
MassMutual EvolutionSM (Note 1)
Tier 1	12.94	9.97	14.51	12.60	11.74	11.22	-	14.44	11.51	15.93
Tier 2	12.80	9.95	14.35	12.46	11.61	11.09	-	14.27	11.38	15.75
Tier 3	12.71	9.93	14.25	12.37	11.53	11.01	-	14.17	11.30	15.64
Tier 4	12.78	9.95	14.32	12.44	11.59	11.07	-	14.25	11.37	15.73
Tier 5	12.63	9.92	14.16	12.30	11.46	10.95	-	14.09	11.24	15.55
Tier 6	12.54	9.90	14.06	12.21	11.38	10.87	-	13.99	11.16	15.44
Tier 7	12.79	9.94	14.34	12.46	11.60	11.09	-	14.27	11.38	15.75
Tier 8	12.63	9.92	14.16	12.30	11.45	10.95	-	14.09	11.23	15.55
MassMutual Transitions SelectSM	13.64	10.00	15.51	14.58	12.50	12.31	-	16.22	11.53	17.94
MassMutual Equity EdgeSM (Note 1)
Tier 1	-	-	-	-	-	-	-	-	-	-
Tier 2	-	-	-	-	-	-	-	-	-	-
Tier 3	-	-	-	-	-	-	-	-	-	-

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2006

	Oppenheimer Main Street Sub-Account	Oppenheimer MidCap Sub-Account	Oppenheimer Money Sub-Account	Oppenheimer Strategic Bond Sub-Account	Panorama Growth Sub-Account	Panorama Total Return Sub-Account	PIMCO CommodityRealReturn Strategy Sub-Account

ASSETS
Investments
Number of shares	3,117,149	2,880,567	43,434,528	53,847,867	824,238	1,759,610	164,477

Identified cost	$58,606,892	$134,094,540	$43,434,528	$268,596,945	$1,334,576	$2,145,540	$1,964,248

Value	$77,242,946	$146,476,815	$43,434,528	$283,239,780	$1,838,050	$2,621,819	$1,858,592
Dividends receivable	-	-	81,003	-	-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	-	79,495	-	52,563	-	-	1,893

Total assets	77,242,946	146,556,310	43,515,531	283,292,343	1,838,050	2,621,819	1,860,485

LIABILITIES
Annuitant mortality fluctuation reserve	740	1,269	11,573	11,104	-	-	-
Payable to Massachusetts Mutual Life Insurance Company	3,715	-	8,919	-	2,588	133	-

Total liabilities	4,455	1,269	20,492	11,104	2,588	133	-

NET ASSETS	$77,238,491	$146,555,041	$43,495,039	$283,281,239	$1,835,462	$2,621,686	$1,860,485

Net Assets:
Accumulation units - value	$77,214,226	$146,505,364	$43,069,655	$282,899,718	$1,835,462	$2,621,686	$1,860,485
Contracts in payout (annuitization) period	24,265	49,677	425,384	381,521	-	-	-

Net assets	$77,238,491	$146,555,041	$43,495,039	$283,281,239	$1,835,462	$2,621,686	$1,860,485

Outstanding units
Contract owners	6,178,552	11,468,779	3,999,222	22,638,402	137,708	186,352	197,603

UNIT VALUE
Panorama Premier	$10.97	$10.05	$12.84	$15.27	$14.42	$14.71	$9.40
Panorama Passage® (Note 1)
Tier 1	11.28	10.02	11.15	15.09	10.03	11.33	9.40
Tier 2	11.22	9.97	11.09	15.00	9.97	11.26	9.39
MassMutual Artistry	9.93	5.41	10.96	14.77	9.85	10.65	9.42
MassMutual Transitions® (Note 1)
Custom Plan	13.34	13.36	10.58	14.11	-	-	9.43
Package Plan I	13.34	13.36	10.58	14.11	-	-	9.43
Package Plan II	13.13	13.15	10.42	13.89	-	-	9.41
Package Plan III	12.98	13.00	10.30	13.73	-	-	9.39
MassMutual EvolutionSM (Note 1)
Tier 1	12.19	12.49	10.37	11.34	-	-	9.39
Tier 2	12.05	12.35	10.26	11.21	-	-	9.37
Tier 3	11.96	12.27	10.18	11.13	-	-	9.35
Tier 4	12.03	12.33	10.24	11.19	-	-	9.37
Tier 5	11.90	12.19	10.12	11.07	-	-	9.34
Tier 6	11.81	12.11	10.05	10.99	-	-	9.33
Tier 7	12.05	12.35	10.25	11.21	-	-	9.36
Tier 8	11.89	12.19	10.12	11.06	-	-	9.34
MassMutual Transitions SelectSM	13.26	13.58	10.51	11.42	-	-	9.42
MassMutual Equity EdgeSM (Note 1)
Tier 1	-	-	-	-	-	-	-
Tier 2	-	-	-	-	-	-	-
Tier 3	-	-	-	-	-	-	-

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2006

	AIM V.I. Financial Services Sub-Account	AIM V.I. Global Health Care Sub-Account	AIM V.I. Technology Sub-Account	Calvert Social Balanced Sub-Account	Fidelity® VIP Contrafund® Sub-Account	Fidelity® VIP Growth Opportunities Sub-Account	ING VP Real Estate Sub-Account	Janus Aspen Balanced Sub-Account	Janus Aspen Balanced Sub-Account	MFS® Investors Trust Sub-Account	MFS® New Discovery Sub-Account

								(Institutional)	(Service)
Investment income
Dividends	$100,893	$-	$-	$-	$3,557,808	$12,995	$35,951	$-	$-	$51,888	$-

Expenses
Mortality and expense risk fees and administrative charges	67,231	176,350	84,568	35,011	3,099,505	10,066	16,900	57,622	86,759	38,189	36,762

Net investment income (loss)	33,662	(176,350)	(84,568)	(35,011)	458,303	2,929	19,051	(57,622)	(86,759)	13,699	(36,762)

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments
Realized gain (loss) on sale of fund shares	283,601	504,936	221,055	941,424	4,920,678	393,007	28,466	2,371,937	4,153,252	1,981,079	2,363,905
Realized gain distribution	38,968	-	-	-	24,606,455	-	82,197	-	-	-	196,696

Realized gain (loss)	322,569	504,936	221,055	941,424	29,527,133	393,007	110,663	2,371,937	4,153,252	1,981,079	2,560,601

Change in net unrealized appreciation/depreciation of investments	522,158	302,376	610,746	(703,951)	(3,273,926)	(364,638)	332,998	(1,856,658)	(3,146,033)	(1,496,522)	(1,326,416)

Net gain (loss) on investments	844,727	807,312	831,801	237,473	26,253,207	28,369	443,661	515,279	1,007,219	484,557	1,234,185

Net increase (decrease) in net assets resulting from operations	878,389	630,962	747,233	202,462	26,711,510	31,298	462,712	457,657	920,460	498,256	1,197,423

Capital transactions:
Transfer of net premiums	339,201	1,124,479	457,462	443,153	85,224,654	7,982	1,818,175	61,765	798,947	117,409	292,290
Transfers due to death benefits	(32,175)	(106,669)	(29,284)	(7,682)	(1,318,488)	(2,137)	-	(32,049)	(51,576)	(6,059)	(9,335)
Transfers due to annuity benefit payments	-	-	(277)	-	(4,958)	-	(37)	-	-	-	-
Transfers due to withdrawal of funds	(564,231)	(1,144,415)	(354,933)	(166,358)	(12,593,330)	(78,679)	(68,033)	(224,701)	(392,395)	(159,461)	(109,603)
Transfers due to loans, net of repayments	(807)	272	(468)	906	(14,099)	(368)	-	1,556	-	46	-
Transfers due to cost of insurance	(13,763)	(29,888)	(17,834)	(2,643)	(658,462)	-	(3,463)	-	(18,611)	(5,785)	(4,754)
Transfers due to contingent deferred sales charges	(389)	(855)	(379)	(11)	(3,150)	(72)	(21)	(546)	-	(104)	(2)
Transfers due to net charge (credit) to annuitant mortality fluctuation and mortality losses	-	-	62	-	(7,593)	-	(184)	-	-	-	-
Transfers between Sub-Accounts and to/from Fixed Account	165,721	(386,532)	(129,753)	(10,734,935)	9,276,473	(2,223,000)	3,292,265	(13,485,334)	(27,343,882)	(10,727,647)	(11,679,550)

Net increase (decrease) in net assets resulting from capital transactions	(106,443)	(543,608)	(75,404)	(10,467,570)	79,901,047	(2,296,274)	5,038,702	(13,679,309)	(27,007,517)	(10,781,601)	(11,510,954)

Total increase (decrease)	771,946	87,354	671,829	(10,265,108)	106,612,557	(2,264,976)	5,501,414	(13,221,652)	(26,087,057)	(10,283,345)	(10,313,531)

NET ASSETS, at beginning of the year	5,982,298	16,151,858	7,815,147	10,265,108	213,248,552	2,264,976	-	13,221,652	26,087,057	10,283,345	10,313,531

NET ASSETS, at end of the year	$6,754,244	$16,239,212	$8,486,976	$-	$319,861,109	$-	$5,501,414	$-	$-	$-	$-

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2006

	MML AllianceBernstein Large Cap Growth Sub-Account	MML American Century Income & Growth Sub-Account	MML American Century Mid Cap Value Sub-Account	MML Babson Blend Sub-Account	MML Babson Enhanced Index Core Equity Sub-Account	MML Babson Inflation- Protected Bond Sub-Account	MML Babson Managed Bond Sub-Account	MML Capital Guardian Asset Allocation Sub-Account	MML Capital Guardian Growth & Income Sub-Account	MML Davis Large Cap Value Sub-Account	MML Emerging Growth Sub-Account

Investment income
Dividends	$135,449	$1,940,854	$4,198,572	$1,580,533	$174,888	$6,499,024	$8,044,430	$2,552,110	$1,452,524	$959,579	$-

Expenses
Mortality and expense risk fees and administrative charges	368,821	694,237	2,199,179	649,847	127,898	2,070,905	1,969,623	1,544,199	1,956,597	1,415,908	70,302

Net investment income (loss)	(233,372)	1,246,617	1,999,393	930,686	46,990	4,428,119	6,074,807	1,007,911	(504,073)	(456,329)	(70,302)

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments
Realized gain (loss) on sale of fund shares	4,850,240	10,183,875	2,098,740	1,020,736	312,908	(334,014)	(483,385)	22,688,697	28,574,465	1,565,114	296,284
Realized gain distribution	-	-	18,550,443	-	551,862	-	-	186,243	-	-	-

Realized gain (loss)	4,850,240	10,183,875	20,649,183	1,020,736	864,770	(334,014)	(483,385)	22,874,940	28,574,465	1,565,114	296,284

Change in net unrealized appreciation/depreciation of investments	(3,342,494)	(2,210,710)	5,756,141	3,605,163	681,777	(4,270,091)	(271,852)	(7,671,644)	(11,755,901)	14,103,901	59,592

Net gain (loss) on investments	1,507,746	7,973,165	26,405,324	4,625,899	1,546,547	(4,604,105)	(755,237)	15,203,296	16,818,564	15,669,015	355,876

Net increase (decrease) in net assets resulting from operations	1,274,374	9,219,782	28,404,717	5,556,585	1,593,537	(175,986)	5,319,570	16,211,207	16,314,491	15,212,686	285,574

Capital transactions:
Transfer of net premiums	2,397,881	2,529,696	68,706,730	2,474,001	919,683	82,281,936	54,922,880	11,569,629	12,355,000	61,700,789	574,598
Transfers due to death benefits	(175,762)	(303,176)	(706,466)	(594,775)	(129,653)	(1,154,536)	(1,248,274)	(808,401)	(1,044,785)	(554,420)	(35,533)
Transfers due to annuity benefit payments	-	-	(2,814)	-	-	(8,055)	(5,059)	(30,745)	(23,201)	(2,570)	-
Transfers due to withdrawal of funds	(2,067,524)	(4,330,319)	(7,333,377)	(6,684,733)	(913,537)	(6,466,102)	(8,238,498)	(7,082,416)	(7,411,462)	(4,226,662)	(232,544)
Transfers due to loans, net of repayments	(2,448)	(7,674)	(3,185)	(44,434)	117	(323)	301	(2,405)	745	(5,503)	2,210
Transfers due to cost of insurance	(62,152)	(83,786)	(551,936)	(69,620)	(22,703)	(553,779)	(481,368)	(276,810)	(358,514)	(419,542)	(10,186)
Transfers due to contingent deferred sales charges	(696)	(2,509)	(1,963)	(1,991)	(436)	(227)	(818)	(1,105)	(1,132)	(1,268)	(125)
Transfers due to net charge (credit) to annuitant mortality fluctuation and mortality losses	-	-	(5,605)	-	-	(11,260)	(26,192)	(6,725)	4,953	(7,654)	-
Transfers between Sub-Accounts and to/from Fixed Account	(1,177,694)	(1,836,169)	(2,938,695)	37,597,865	10,726,082	1,797,251	2,481,048	18,632,464	(1,006,412)	2,493,325	(181,686)

Net increase (decrease) in net assets resulting from capital transactions	(1,088,395)	(4,033,937)	57,162,689	32,676,313	10,579,553	75,884,905	47,404,020	21,993,486	2,515,192	58,976,495	116,734

Total increase (decrease)	185,979	5,185,845	85,567,406	38,232,898	12,173,090	75,708,919	52,723,590	38,204,693	18,829,683	74,189,181	402,308

NET ASSETS, at beginning of the year	35,275,200	60,951,317	146,605,421	29,995,757	4,690,219	123,452,124	140,857,326	125,889,659	181,018,866	80,447,040	6,618,205

NET ASSETS, at end of the year	$35,461,179	$66,137,162	$232,172,827	$68,228,655	$16,863,309	$199,161,043	$193,580,916	$164,094,352	$199,848,549	$154,636,221	$7,020,513

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2006

	MML Equity Index Sub-Account	MML GMO Growth Equity Sub-Account	MML Goldman Sachs Small Cap Value Sub-Account	MML Legg Mason Concentrated Growth Sub-Account	MML Legg Mason Concentrated Growth Sub-Account	MML Neuberger Berman Global Sub-Account	MML Neuberger Berman Global Sub-Account	MML OTC 100 Sub-Account	MML Oppenheimer Small Cap Equity Sub-Account	MML Oppenheimer Small Company Opportunities Sub-Account

				(Class II)	(Class I)	(Class II)	(Class I)
Investment income
Dividends	$572,595	$30,682	$1,150,271	$18,027	$16,352	$100,854	$96,142	$762	$78,850	$-

Expenses
Mortality and expense risk fees and administrative charges	319,802	69,300	1,559,748	167,111	182,251	131,465	86,240	17,080	223,309	358,784

Net investment income (loss)	252,793	(38,618)	(409,477)	(149,084)	(165,899)	(30,611)	9,902	(16,318)	(144,459)	(358,784)

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments
Realized gain (loss) on sale of fund shares	775,188	(43,415)	22,573,355	1,400,090	4,226,083	(842,142)	1,429,786	44,388	949,180	1,087,986
Realized gain distribution	-	-	-	-	-	-	-	-	4,938,063	3,801,079

Realized gain (loss)	775,188	(43,415)	22,573,355	1,400,090	4,226,083	(842,142)	1,429,786	44,388	5,887,243	4,889,065

Change in net unrealized appreciation/depreciation of investments	2,985,189	141,303	(781,089)	(792,396)	(3,358,479)	1,832,715	(485,358)	73,677	(3,970,848)	116,879

Net gain (loss) on investments	3,760,377	97,888	21,792,266	607,694	867,604	990,573	944,428	118,065	1,916,395	5,005,944

Net increase (decrease) in net assets resulting from operations	4,013,170	59,270	21,382,789	458,610	701,705	959,962	954,330	101,747	1,771,936	4,647,160

Capital transactions:
Transfer of net premiums	14,065,753	569,402	61,536,254	230,395	1,609,871	200,383	873,348	493,595	1,421,807	3,962,372
Transfers due to death benefits	(139,269)	(19,098)	(498,815)	(44,196)	(134,627)	(40,162)	(22,780)	-	(21,756)	(151,793)
Transfers due to annuity benefit payments	-	-	(2,220)	-	-	-	-	-	(58)	-
Transfers due to withdrawal of funds	(1,994,068)	(539,465)	(4,238,452)	(1,550,161)	(577,916)	(1,180,178)	(244,507)	(192,503)	(1,576,702)	(1,437,269)
Transfers due to loans, net of repayments	1,839	731	(3,622)	(5,134)	-	(968)	-	-	67	(4,635)
Transfers due to cost of insurance	(39,443)	(9,505)	(428,013)	-	(33,151)	-	(16,077)	(284)	(27,353)	(56,495)
Transfers due to contingent deferred sales charges	(897)	(129)	(256)	(1,378)	-	(862)	-	(105)	(1,360)	(151)
Transfers due to net charge (credit) to annuitant mortality fluctuation and mortality losses	-	-	(4,962)	-	-	-	-	-	(359)	-
Transfers between Sub-Accounts and to/from Fixed Account	(966,264)	31,080	2,750,081	(685,321)	(1,407,582)	(407,425)	64,111	60,901	(493,799)	1,363,824

Net increase (decrease) in net assets resulting from capital transactions	10,927,651	33,016	59,109,995	(2,055,795)	(543,405)	(1,429,212)	654,095	361,604	(699,513)	3,675,853

Total increase (decrease)	14,940,821	92,286	80,492,784	(1,597,185)	158,300	(469,250)	1,608,425	463,351	1,072,423	8,323,013

NET ASSETS, at beginning of the year	23,996,081	6,569,761	90,515,290	13,465,014	17,871,303	10,167,991	8,093,419	1,081,814	19,393,351	30,510,137

NET ASSETS, at end of the year	$38,936,902	$6,662,047	$171,008,074	$11,867,829	$18,029,603	$9,698,741	$9,701,844	$1,545,165	$20,465,774	$38,833,150

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2006

	MML Oppenheimer/ Bernstein Equity Sub-Account	MML Small Cap Index Sub-Account	MML T. Rowe Price Blue Chip Growth Sub-Account	MML T. Rowe Price Equity Income Sub-Account	MML T. Rowe Price Mid Cap Growth Sub-Account	MML Templeton Foreign Sub-Account	MML W&R/Wellington Small Cap Growth Equity Sub-Account	Oppenheimer Balanced Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Core Bond Sub-Account

Investment income
Dividends	$410,995	$334,118	$101,644	$2,776,399	$-	$2,206,621	$-	$1,092,659	$711,563	$1,064,674

Expenses
Mortality and expense risk fees and administrative charges	332,097	356,572	404,590	2,278,915	1,043,754	1,859,161	1,188,818	573,270	2,624,271	259,672

Net investment income (loss)	78,898	(22,454)	(302,946)	497,484	(1,043,754)	347,460	(1,188,818)	519,389	(1,912,708)	805,002

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments
Realized gain (loss) on sale of fund shares	707,984	5,590,213	6,435,134	15,325,528	30,208,609	25,232,867	1,765,757	751,264	2,098,389	123,642
Realized gain distribution	2,044,678	1,158,911	-	1,362,970	-	136,495	-	2,401,998	-	-

Realized gain (loss)	2,752,662	6,749,124	6,435,134	16,688,498	30,728,609	25,369,362	1,765,757	3,153,262	2,098,389	123,642

Change in net unrealized appreciation/depreciation of investments	1,562,632	(3,154,550)	(2,799,765)	15,388,035	(23,854,915)	5,287,626	6,671,555	1,246,871	15,298,108	(190,484)

Net gain (loss) on investments	4,315,284	3,594,574	3,635,369	32,076,533	6,353,694	30,656,988	8,437,312	4,400,133	17,396,497	(66,842)

Net increase (decrease) in net assets resulting from operations	4,394,192	3,572,120	3,332,423	32,574,017	5,309,940	31,004,448	7,248,494	4,919,522	15,483,789	738,160

Capital transactions:
Transfer of net premiums	2,547,583	1,826,826	3,531,548	75,493,687	4,548,152	80,627,139	56,221,803	2,418,127	86,160,695	232,589
Transfers due to death benefits	(127,483)	(155,155)	(87,294)	(1,260,901)	(265,047)	(676,606)	(360,476)	(274,498)	(752,292)	(165,865)
Transfers due to annuity benefit payments	-	(118)	(259)	(3,220)	(207)	(3,182)	(3,365)	(104)	(6,805)	-
Transfers due to withdrawal of funds	(2,484,140)	(1,380,298)	(1,581,641)	(6,434,327)	(6,061,979)	(5,161,744)	(3,228,075)	(2,995,235)	(8,409,468)	(2,364,221)
Transfers due to loans, net of repayments	(2,426)	193	22	(2,968)	(8,764)	463	(2,356)	43	(8,350)	-
Transfers due to cost of insurance	(28,326)	(60,388)	(82,865)	(604,736)	(142,866)	(563,201)	(373,472)	(79,901)	(685,331)	-
Transfers due to contingent deferred sales charges	(615)	(328)	(70)	(378)	(3,090)	(374)	(714)	(1,088)	(2,069)	(1,452)
Transfers due to net charge (credit) to annuitant mortality fluctuation and mortality losses	-	(2,561)	(5,427)	(11,201)	(1,240)	(7,710)	(6,161)	(529)	(9,869)	-
Transfers between Sub-Accounts and to/from Fixed Account	45,701	11,243,143	1,332,323	2,410,635	(1,714,358)	(1,987,679)	5,016,787	(965,646)	2,573,576	(458,238)

Net increase (decrease) in net assets resulting from capital transactions	(49,706)	11,471,314	3,106,337	69,586,591	(3,649,399)	72,227,106	57,263,971	(1,898,831)	78,860,087	(2,757,187)

Total increase (decrease)	4,344,486	15,043,434	6,438,760	102,160,608	1,660,541	103,231,554	64,512,465	3,020,691	94,343,876	(2,019,027)

NET ASSETS, at beginning of the year	26,606,371	24,881,906	37,598,724	147,375,797	96,665,970	103,074,901	64,574,396	51,002,965	178,372,356	20,802,450

NET ASSETS, at end of the year	$30,950,857	$39,925,340	$44,037,484	$249,536,405	$98,326,511	$206,306,455	$129,086,861	$54,023,656	$272,716,232	$18,783,423

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2006

	Oppenheimer Global Securities Sub-Account	Oppenheimer High Income Sub-Account	Oppenheimer International Growth Sub-Account	Oppenheimer Main Street Sub-Account	Oppenheimer MidCap Sub-Account	Oppenheimer Money Sub-Account	Oppenheimer Strategic Bond Sub-Account	Panorama Growth Sub-Account	Panorama Total Return Sub-Account	PIMCO CommodityRealReturn Strategy Sub-Account
Investment income
Dividends	$2,560,562	$5,289,673	$213,510	$823,506	$-	$1,860,661	$8,820,472	$27,006	$70,064	$55,951

Expenses
Mortality and expense risk fees and administrative charges	3,174,053	756,626	403,242	801,417	1,458,059	455,253	2,796,337	26,858	36,069	8,090

Net investment income (loss)	(613,491)	4,533,047	(189,732)	22,089	(1,458,059)	1,405,408	6,024,135	148	33,995	47,861

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments
Realized gain (loss) on sale of fund shares	7,213,503	34,342	1,815,705	1,234,504	1,119,630	-	842,924	117,722	27,785	(22,248)
Realized gain distribution	13,375,149	-	-	-	-	1,441	-	-	-	6,929

Realized gain (loss)	20,588,652	34,342	1,815,705	1,234,504	1,119,630	1,441	842,924	117,722	27,785	(15,319)

Change in net unrealized appreciation/depreciation of investments	23,306,875	1,207,579	8,288,132	8,216,842	2,085,217	-	8,144,771	124,557	191,189	(105,656)

Net gain (loss) on investments	43,895,527	1,241,921	10,103,837	9,451,346	3,204,847	1,441	8,987,695	242,279	218,974	(120,975)

Net increase (decrease) in net assets resulting from operations	43,282,036	5,774,968	9,914,105	9,473,435	1,746,788	1,406,849	15,011,830	242,427	252,969	(73,114)

Capital transactions:
Transfer of net premiums	73,651,236	3,888,874	6,079,788	2,987,283	61,231,148	10,794,953	80,993,171	39,803	24,784	954,145
Transfers due to death benefits	(1,135,154)	(380,270)	(203,243)	(159,694)	(489,124)	(123,603)	(1,394,551)	(2,248)	-	(27,394)
Transfers due to annuity benefit payments	(6,795)	(1,663)	(127)	(1,615)	(2,345)	(23,280)	(30,911)	-	-	-
Transfers due to withdrawal of funds	(11,738,815)	(3,725,349)	(1,946,068)	(4,648,451)	(4,477,356)	(7,855,779)	(11,282,603)	(461,281)	(344,561)	(31,141)
Transfers due to loans, net of repayments	(20,997)	(7,887)	(428)	(2,095)	(13,726)	7,831	(1,585)	684	-	-
Transfers due to cost of insurance	(637,959)	(107,971)	(55,275)	(123,337)	(408,861)	(51,554)	(612,098)	-	-	(814)
Transfers due to contingent deferred sales charges	(2,638)	(923)	(791)	(1,957)	(1,027)	(1,399)	(2,450)	(156)	(526)	-
Transfers due to net charge (credit) to annuitant mortality fluctuation and mortality losses	(7,522)	326	(787)	325	(7,379)	(39,886)	(11,946)	-	-	-
Transfers between Sub-Accounts and to/from Fixed Account	(497,026)	1,394,040	6,144,845	(1,058,761)	2,234,736	2,250,899	10,349,430	(123,236)	81,480	1,038,803

Net increase (decrease) in net assets resulting from capital transactions	59,604,330	1,059,177	10,017,914	(3,008,302)	58,066,066	4,958,182	78,006,457	(546,434)	(238,823)	1,933,599

Total increase (decrease)	102,886,366	6,834,145	19,932,019	6,465,133	59,812,854	6,365,031	93,018,287	(304,007)	14,146	1,860,485

NET ASSETS, at beginning of the year	231,427,993	69,576,638	29,018,078	70,773,358	86,742,187	37,130,008	190,262,952	2,139,469	2,607,540	-

NET ASSETS, at end of the year	$334,314,359	$76,410,783	$48,950,097	$77,238,491	$146,555,041	$43,495,039	$283,281,239	$1,835,462	$2,621,686	$1,860,485

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2005

	AIM V.I. Financial Services Sub-Account	AIM V.I. Global Health Care Sub-Account	AIM V.I. Technology Sub-Account	American Century VP Income & Growth Sub-Account	American Century VP Value Sub-Account	American Funds® Asset Allocation Sub-Account	American Funds® Growth-Income Sub-Account	Calvert Social Balanced Sub-Account	Fidelity® VIP Contrafund® Sub-Account	Fidelity® VIP Growth Sub-Account	Fidelity® VIP Growth Opportunities Sub-Account
Investment income
Dividends	$79,391	$-	$-	$1,174,725	$842,770	$2,611,370	$2,307,994	$181,143	$385,232	$126,610	$20,835

Expenses
Mortality and expense risk fees and administrative charges	62,676	156,722	79,068	672,721	1,268,987	1,115,339	1,648,521	95,434	1,783,599	358,305	32,431

Net investment income (loss)	16,715	(156,722)	(79,068)	502,004	(426,217)	1,496,031	659,473	85,709	(1,398,367)	(231,695)	(11,596)

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments
Realized gain (loss) on sale of fund shares	155,928	291,097	169,586	461,203	1,157,357	692,355	1,184,680	183,842	1,990,636	(185,394)	(72,564)
Realized gain distribution	-	-	-	-	9,751,101	-	669,077	-	24,077	-	-

Realized gain (loss)	155,928	291,097	169,586	461,203	10,908,458	692,355	1,853,757	183,842	2,014,713	(185,394)	(72,564)

Change in net unrealized appreciation/depreciation of investments	107,491	881,952	(3,269)	1,103,392	(5,245,906)	6,733,258	5,946,270	142,678	24,615,183	1,996,171	237,046

Net gain (loss) on investments	263,419	1,173,049	166,317	1,564,595	5,662,552	7,425,613	7,800,027	326,520	26,629,896	1,810,777	164,482

Net increase (decrease) in net assets resulting from operations	280,134	1,016,327	87,249	2,066,599	5,236,335	8,921,644	8,459,500	412,229	25,231,529	1,579,082	152,886

Capital transactions:
Transfer of net premiums	623,689	1,424,956	551,052	4,824,299	53,666,167	18,765,844	26,692,777	1,142,339	63,797,389	2,938,919	56,358
Transfers due to death benefits	(26,966)	(33,387)	(11,745)	(404,886)	(378,622)	(1,086,341)	(710,211)	(10,795)	(1,233,812)	(407,026)	(28,420)
Transfers due to annuity benefit payments	-	-	(266)	-	(627)	(17,060)	(18,646)	-	(1,602)	-	-
Transfers due to withdrawal of funds	(407,677)	(729,271)	(381,297)	(3,168,614)	(4,299,633)	(4,022,386)	(5,557,607)	(464,355)	(6,168,183)	(1,645,402)	(280,557)
Transfers due to loans, net of repayments	(150)	(708)	(30)	(1,315)	(3,380)	(6,231)	(5,148)	(868)	(14,983)	(1,259)	(147)
Transfers due to cost of insurance	(12,951)	(28,196)	(17,392)	(83,406)	(338,763)	(238,874)	(362,546)	(21,434)	(412,069)	(64,601)	-
Transfers due to contingent deferred sales charges	(406)	(885)	(452)	(2,671)	(2,028)	(1,001)	(1,000)	(54)	(2,486)	(798)	(347)
Transfers due to net charge (credit) to annuitant mortality fluctuation	-	-	67	-	(2,818)	(38,358)	(61,692)	-	(9,858)	-	-
Transfers between Sub-Accounts and to/from Fixed Account	(194,481)	449,642	(396,211)	(600,842)	3,055,147	9,491,997	7,405,660	637,573	9,988,770	(684,551)	(300,944)

Net increase (decrease) in net assets resulting from capital transactions	(18,942)	1,082,151	(256,274)	562,565	51,695,443	22,847,590	27,381,587	1,282,406	65,943,166	135,282	(554,057)

Total increase (decrease)	261,192	2,098,478	(169,025)	2,629,164	56,931,778	31,769,234	35,841,087	1,694,635	91,174,695	1,714,364	(401,171)

NET ASSETS, at beginning of the year	5,721,106	14,053,380	7,984,172	58,322,153	89,673,643	94,120,425	145,177,779	8,570,473	122,073,857	33,560,836	2,666,147

NET ASSETS, at end of the year	$5,982,298	$16,151,858	$7,815,147	$60,951,317	$146,605,421	$125,889,659	$181,018,866	$10,265,108	$213,248,552	$35,275,200	$2,264,976

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2005

	Franklin Small Cap Value Securities Sub-Account	Janus Aspen Balanced Sub-Account	Janus Aspen Balanced Sub-Account	Janus Aspen Forty Sub-Account	Janus Aspen Forty Sub-Account	Janus Aspen Worldwide Growth Sub-Account	Janus Aspen Worldwide Growth Sub-Account	MFS® Investors Trust Sub-Account	MFS® New Discovery Sub-Account	MML Blend Sub-Account
		(Institutional)	(Service)	(Institutional)	(Service)	(Institutional)	(Service)
Investment income
Dividends	$437,883	$293,027	$518,429	$27,884	$1,278	$139,758	$93,725	$54,545	$-	$815,571

Expenses
Mortality and expense risk fees and administrative charges	685,480	170,378	236,753	180,039	144,606	141,840	72,276	109,298	92,667	373,134

Net investment income (loss)	(247,597)	122,649	281,676	(152,155)	(143,328)	(2,082)	21,449	(54,753)	(92,667)	442,437

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments
Realized gain (loss) on sale of fund shares	935,827	143,384	344,957	(202,477)	353,004	(1,220,960)	161,947	192,055	245,267	(594,980)
Realized gain distribution	354,202	-	-	-	-	-	-	-	-	-

Realized gain (loss)	1,290,029	143,384	344,957	(202,477)	353,604	(1,220,960)	161,947	192,055	245,267	(594,980)

Change in net unrealized appreciation/depreciation of investments	4,111,027	548,894	1,017,791	1,757,292	1,497,256	1,626,493	174,938	459,304	340,532	1,128,273

Net gain (loss) on investments	5,401,056	692,278	1,362,748	1,554,815	1,850,260	405,533	336,885	651,359	585,799	533,293

Net increase (decrease) in net assets resulting from operations	5,153,459	814,927	1,644,424	1,402,660	1,706,932	403,451	358,334	596,606	493,132	975,730

Capital transactions:
Transfer of net premiums	45,796,300	256,744	3,021,563	256,011	2,059,171	159,381	903,180	769,438	1,061,368	2,201,184
Transfers due to death benefits	(288,579)	(93,165)	(136,731)	(189,513)	(78,463)	(164,992)	(24,544)	(45,987)	(49,264)	(262,029)
Transfers due to annuity benefit payments	(542)	-	-	-	-	-	-	-	-	-
Transfers due to withdrawal of funds	(1,626,697)	(731,388)	(851,688)	(1,342,147)	(388,460)	(926,722)	(215,409)	(454,667)	(243,981)	(1,950,842)
Transfers due to loans, net of repayments	335	(7,316)	-	783	-	1,851	-	(829)	-	(27,928)
Transfers due to cost of insurance	(236,843)	-	(64,736)	-	(34,953)	-	(16,083)	(17,136)	(21,272)	(23,521)
Transfers due to contingent deferred sales charges	(209)	(1,558)	-	(1,398)	-	(865)	-	(308)	(6)	(998)
Transfers due to net charge (credit) to annuitant mortality fluctuation	(2,796)	-	-	-	-	-	-	-	-	-
Transfers between Sub-Accounts and to/from Fixed Account	5,237,386	(292,076)	(166,601)	(39,660)	2,286,794	(609,844)	116,425	(345,126)	198,584	(741,098)

Net increase (decrease) in net assets resulting from capital transactions	48,878,355	(868,759)	1,801,807	(1,315,924)	3,844,089	(1,541,191)	763,569	(94,615)	945,429	(805,232)

Total increase (decrease)	54,031,814	(53,832)	3,446,231	86,736	5,551,021	(1,137,740)	1,121,903	501,991	1,438,561	170,498

NET ASSETS, at beginning of the year	36,483,476	13,275,484	22,640,826	13,378,278	12,320,282	11,305,731	6,971,516	9,781,354	8,874,970	29,825,259

NET ASSETS, at end of the year	$90,515,290	$13,221,652	$26,087,057	$13,465,014	$17,871,303	$10,167,991	$8,093,419	$10,283,345	$10,313,531	$29,995,757

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2005

	MML Emerging Growth Sub-Account	MML Enhanced Index Core Equity Sub-Account	MML Equity Sub-Account	MML Equity Index Sub-Account	MML Growth Equity Sub-Account	MML Inflation- Protected Bond Sub-Account	MML Large Cap Value Sub-Account	MML Managed Bond Sub-Account	MML OTC 100 Sub-Account	MML Small Cap Equity Sub-Account
Investment income
Dividends	$-	$57,269	$503,602	$335,313	$28,614	$4,533,731	$516,382	$5,661,622	$499	$50,175

Expenses
Mortality and expense risk fees and administrative charges	62,833	45,426	308,484	257,085	74,119	958,981	609,010	1,209,839	13,624	213,151

Net investment income (loss)	(62,833)	11,843	195,118	78,228	(45,505)	3,574,750	(92,628)	4,451,783	(13,125)	(162,976)

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments
Realized gain (loss) on sale of fund shares	202,698	165,539	(15,329)	286,189	(124,182)	76,501	630,872	(32,717)	84,092	833,919
Realized gain distribution	-	231,325	-	-	-	9,905	-	-	-	933,653

Realized gain (loss)	202,698	396,864	(15,329)	286,189	(124,182)	86,406	630,872	(32,717)	84,092	1,767,572

Change in net unrealized appreciation/depreciation of investments	(105,340)	(209,801)	344,650	414,058	396,282	(3,276,952)	4,322,324	(3,020,507)	(52,167)	(1,874,105)

Net gain (loss) on investments	97,358	187,063	329,321	700,247	272,100	(3,190,546)	4,953,196	(3,053,224)	31,925	(106,533)

Net increase (decrease) in net assets resulting from operations	34,525	198,906	524,439	778,475	226,595	384,204	4,860,568	1,398,559	18,800	(269,509)

Capital transactions:
Transfer of net premiums	740,150	262,659	2,879,887	1,782,390	370,167	68,476,413	40,574,104	51,302,964	195,031	1,709,001
Transfers due to death benefits	(88,559)	(11,749)	(125,609)	(102,681)	(34,365)	(507,478)	(172,484)	(1,845,331)	-	(139,829)
Transfers due to annuity benefit payments	-	-	-	-	-	(3,465)	(587)	(646)	-	-
Transfers due to withdrawal of funds	(172,171)	(195,898)	(1,517,227)	(1,220,309)	(411,028)	(3,214,833)	(1,869,056)	(4,428,486)	(186,096)	(869,612)
Transfers due to loans, net of repayments	513	-	(8,350)	1,615	215	(2,044)	538	(7,404)	-	(1,574)
Transfers due to cost of insurance	(10,342)	(10,234)	(27,439)	(39,054)	(10,731)	(327,256)	(220,828)	(354,967)	(140)	(28,766)
Transfers due to contingent deferred sales charges	(147)	(215)	(589)	(1,067)	(128)	(282)	(1,063)	(831)	(102)	(1,463)
Transfers due to net charge (credit) to annuitant mortality fluctuation	-	-	-	-	-	(13,693)	(2,761)	(931)	-	-
Transfers between Sub-Accounts and to/from Fixed Account	(38,791)	(272,195)	(596,929)	(738,171)	(29,273)	9,793,657	3,184,637	6,294,661	62,738	(259,169)

Net increase (decrease) in net assets resulting from capital transactions	430,653	(227,632)	603,744	(317,277)	(115,143)	74,201,019	41,492,500	50,959,029	71,431	408,588

Total increase (decrease)	465,178	(28,726)	1,128,183	461,198	111,452	74,585,223	46,353,068	52,357,588	90,231	139,079

NET ASSETS, at beginning of the year	6,153,027	4,718,945	25,478,188	23,534,883	6,458,309	48,866,901	34,093,972	88,499,738	991,583	19,254,272

NET ASSETS, at end of the year	$6,618,205	$4,690,219	$26,606,371	$23,996,081	$6,569,761	$123,452,124	$80,447,040	$140,857,326	$1,081,814	$19,393,351

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2005

	MML Small Cap Growth Equity Sub-Account	MML Small Company Opportunities Sub-Account	Oppenheimer Aggressive Growth Sub-Account	Oppenheimer Balanced Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Core Bond Sub-Account	Oppenheimer Global Securities Sub-Account	Oppenheimer High Income Sub-Account	Oppenheimer International Growth Sub-Account	Oppenheimer Main Street Sub-Account
Investment income
Dividends	$-	$-	$-	$807,919	$1,066,322	$1,136,459	$1,643,470	$4,157,533	$206,005	$909,831

Expenses
Mortality and expense risk fees and administrative charges	475,143	263,619	690,647	528,008	1,517,495	286,331	1,968,840	689,186	262,652	755,395

Net investment income (loss)	(475,143)	(263,619)	(690,647)	279,911	(451,173)	850,128	(325,370)	3,468,347	(56,647)	154,436

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments
Realized gain (loss) on sale of fund shares	646,443	735,981	(720,661)	843,428	389,855	99,770	2,672,156	647,153	959,184	263,118
Realized gain distribution	-	3,197,338	-	1,650,554	-	-	-	-	-	-

Realized gain (loss)	646,443	3,933,319	(720,661)	2,493,982	389,855	99,770	2,672,156	647,153	959,184	263,118

Change in net unrealized appreciation/depreciation of investments	5,126,326	(950,468)	8,437,664	(1,411,199)	7,029,304	(684,284)	23,316,343	(3,236,698)	2,306,360	2,891,196

Net gain (loss) on investments	5,772,769	2,982,851	7,717,003	1,082,783	7,419,159	(584,514)	25,988,499	(2,589,545)	3,265,544	3,154,314

Net increase (decrease) in net assets resulting from operations	5,297,626	2,719,232	7,026,356	1,362,694	6,967,986	265,614	25,663,129	878,802	3,208,897	3,308,750

Capital transactions:
Transfer of net premiums	36,853,435	4,427,417	44,408,218	5,919,559	65,739,832	347,222	60,895,865	9,463,221	3,121,101	4,717,427
Transfers due to death benefits	(236,046)	(86,822)	(186,845)	(309,969)	(853,435)	(41,416)	(894,861)	(357,829)	(112,214)	(379,346)
Transfers due to annuity benefit payments	(1,109)	-	(556)	-	(2,191)	-	(2,947)	(829)	-	(1,542)
Transfers due to withdrawal of funds	(1,458,758)	(1,047,277)	(2,484,278)	(2,296,426)	(4,718,720)	(2,079,892)	(6,930,570)	(3,554,984)	(1,246,855)	(3,854,171)
Transfers due to loans, net of repayments	(792)	22	(11,577)	(1,314)	(3,667)	-	(21,050)	183	(3,244)	(6,918)
Transfers due to cost of insurance	(184,642)	(53,427)	(218,118)	(80,845)	(424,527)	-	(434,535)	(113,748)	(42,034)	(119,342)
Transfers due to contingent deferred sales charges	(648)	(127)	(1,029)	(1,069)	(2,045)	(1,721)	(2,325)	(1,143)	(570)	(1,920)
Transfers due to net charge (credit) to annuitant mortality fluctuation	(7,211)	-	(2,764)	-	(13,989)	-	(13,275)	(6,126)	-	359
Transfers between Sub-Accounts and to/from Fixed Account	204,931	892,570	1,230,350	2,099,918	3,385,629	(412,755)	5,075,121	910,248	1,821,265	(416,352)

Net increase (decrease) in net assets resulting from capital transactions	35,169,160	4,132,356	42,733,401	5,329,854	63,106,887	(2,188,562)	57,671,423	6,338,993	3,537,449	(61,805)

Total increase (decrease)	40,466,786	6,851,588	49,759,757	6,692,548	70,074,873	(1,922,948)	83,334,552	7,217,795	6,746,346	3,246,945

NET ASSETS, at beginning of the year	24,107,610	23,658,549	36,982,430	44,310,417	108,297,483	22,725,398	148,093,441	62,358,843	22,271,732	67,526,413

NET ASSETS, at end of the year	$64,574,396	$30,510,137	$86,742,187	$51,002,965	$178,372,356	$20,802,450	$231,427,993	$69,576,638	$29,018,078	$70,773,358

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2005

	Oppenheimer Money Sub-Account	Oppenheimer Strategic Bond Sub-Account	Panorama Growth Sub-Account	Panorama Total Return Sub-Account	Scudder VIT EAFE® Equity Index Sub-Account	Scudder VIT Small Cap Index Sub-Account	T. Rowe Price Blue Chip Growth Sub-Account	T. Rowe Price Equity Income Sub-Account	T. Rowe Price Mid-Cap Growth Sub-Account	Templeton Foreign Securities Sub-Account
Investment income
Dividends	$1,029,442	$5,551,540	$38,524	$81,682	$153,838	$144,977	$38,892	$1,878,033	$-	$703,103

Expenses
Mortality and expense risk fees and administrative charges	407,281	1,650,410	31,383	40,659	36,627	235,232	333,177	1,185,375	969,399	759,389

Net investment income (loss)	622,161	3,901,130	7,141	41,023	117,211	(90,255)	(294,285)	692,658	(969,399)	(56,286)

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments
Realized gain (loss) on sale of fund shares	-	747,252	(98,030)	(67,489)	963,521	662,584	509,043	914,733	2,928,646	806,645
Realized gain distribution	-	-	-	-	-	621,789	-	6,396,386	5,304,476	-

Realized gain (loss)	-	747,252	(98,030)	(67,489)	963,521	1,284,373	509,043	7,311,119	8,233,122	806,645

Change in net unrealized appreciation/depreciation of investments	-	(2,139,641)	189,858	100,838	(1,039,380)	(346,560)	1,619,807	(4,187,006)	4,332,761	6,486,261

Net gain (loss) on investments	-	(1,392,389)	91,828	33,349	(75,859)	937,813	2,128,850	3,124,113	12,565,883	7,292,906

Net increase (decrease) in net assets resulting from operations	622,161	2,508,741	98,969	74,372	41,352	847,558	1,834,565	3,816,771	11,596,484	7,236,620

Capital transactions:
Transfer of net premiums	14,816,086	72,583,102	51,323	28,474	466,504	3,112,288	4,335,667	59,782,174	2,026,695	55,535,271
Transfers due to death benefits	(209,974)	(1,010,480)	(41,663)	(89,312)	-	(138,021)	(207,620)	(579,342)	(362,060)	(247,670)
Transfers due to annuity benefit payments	(6,694)	(17,764)	-	-	-	-	-	(676)	-	(704)
Transfers due to withdrawal of funds	(5,348,808)	(6,451,042)	(439,983)	(600,638)	(101,441)	(611,353)	(1,060,912)	(3,253,299)	(4,577,438)	(2,222,769)
Transfers due to loans, net of repayments	(9,814)	(4,186)	4,322	(125)	(863)	(1,776)	(254)	(4,168)	(981)	1,617
Transfers due to cost of insurance	(52,521)	(416,103)	-	-	(6,800)	(42,418)	(80,718)	(371,068)	(136,657)	(286,580)
Transfers due to contingent deferred sales charges	(2,034)	(2,565)	(157)	(448)	(66)	(392)	(52)	(303)	(3,078)	(354)
Transfers due to net charge (credit) to annuitant mortality fluctuation	(67,826)	(61,652)	-	-	-	-	-	(3,145)	-	(3,439)
Transfers between Sub-Accounts and to/from Fixed Account	(6,040,109)	11,283,580	(333,095)	(242,683)	(6,201,952)	251,967	1,699,095	9,177,707	(236,905)	4,013,906

Net increase (decrease) in net assets resulting from capital transactions	3,078,306	75,902,890	(759,253)	(904,732)	(5,844,618)	2,570,295	4,685,206	64,747,880	(3,290,424)	56,789,278

Total increase (decrease)	3,700,467	78,411,631	(660,284)	(830,360)	(5,803,266)	3,417,853	6,519,771	68,564,651	8,306,060	64,025,898

NET ASSETS, at beginning of the year	33,429,541	111,851,321	2,799,753	3,437,900	5,803,266	21,464,053	31,078,953	78,811,146	88,359,910	39,049,003

NET ASSETS, at end of the year	$37,130,008	$190,262,952	$2,139,469	$2,607,540	$-	$24,881,906	$37,598,724	$147,375,797	$96,665,970	$103,074,901

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

Notes To Financial Statements

1.	ORGANIZATION

Massachusetts Mutual Variable Annuity Separate Account 4 (“Separate Account 4”) is a separate investment account established on July 9, 1998.

Massachusetts Mutual Life Insurance Company (“MassMutual”) maintains seven segments within Separate Account 4, they are: Panorama Premier Segment, Panorama Passage® Segment, MassMutual Artistry Segment, MassMutual Transitions® Segment, MassMutual EvolutionSM Segment, MassMutual Transitions SelectSM Segment and MassMutual Equity EdgeSM.

Panorama Passage® Segment contracts may have one of two mortality and expense risk charges calculated on the daily value of the assets invested. Tier One is contracts issued prior to May 1, 2003 during the first through tenth contract year. For these contracts the mortality and expense risk charge is 1.34%, on an annual basis, of the daily net asset value. Tier Two is contracts issued on or after May 1, 2003 during the first through tenth contract year. For these contracts the mortality and expense risk charge is 1.50%, on an annual basis, of the daily net asset value.

MassMutual Transitions® Segment contracts are available in two versions: (1) the Transitions Custom Plan and (2) the Transitions Package Plan. The Transitions Custom Plan allows contract owners to custom build their own contract by adding additional contract features to the standard Transitions Custom Plan contract. The Transitions Package Plan consists of three distinct packages of contract features called Transitions Package Plan I, Transitions Package Plan II, and Transitions Package Plan III. The Transitions Custom Plan and the Transition Package Plans have one of four expense charges calculated as a percentage of daily average account value. These expense charges all include a mortality and expense risk charge and an administrative charge and may include a charge for an elected feature on the Transitions Custom Plan only. The Transitions Custom Plan has a mortality and expense risk charge of 0.80%, an administrative charge of 0.15%, and expense charges on various elected features: Basic Death Benefit (0.00%), Basic Death Benefit with 5% roll-up feature (0.40%), Basic Death Benefit with Annual Ratchet feature (0.25%), Nursing Home waiver (0.05%), Earnings Enhancement Benefit (0.15%-0.30%) or 15% Cumulative to 30% Free Withdrawal (0.15%). The administrative expense charge for Transitions Package Plan I, II and III is 0.15%. The mortality and expense risk charge is 0.80%, 1.15% and 1.40% for the Transitions Package Plan I, II and III, respectively.

MassMutual EvolutionSM Segment contracts may have one of eight expense charges calculated on the daily value of the assets invested. These expense charges all include a mortality and expense risk charge (1.40%; 1.50% prior to September 1, 2006), an administrative charge (0.15%) and may include a charge for an elected feature. The eight expense charges vary depending on which feature or combinations of features have been chosen. These features are Basic Death Benefit (0.00%), Annual Ratchet Death Benefit (0.40%), Guaranteed Minimum Income Benefit (GMIB) (0.65%) or Guaranteed Minimum Accumulation Benefit (GMAB) (0.40% or for contracts issued on or after September 1, 2006, 0.50%). Tier 1 is contracts with an election of Basic Death Benefit; Tier 2 is contracts issued before September 1, 2006 with an election of Basic Death Benefit and GMAB; Tier 3 is contracts with an election of Basic Death Benefit and GMIB; Tier 4 is contracts with an election of Annual Ratchet Death Benefit; Tier 5 is contracts issued before September 1, 2006 with an election of Annual Ratchet Death Benefit and GMAB; Tier 6 is contracts with an election of Annual Ratchet Death Benefit and GMIB; Tier 7 is contracts issued on or after September 1, 2006 with an election of Basic Death Benefit and GMAB; Tier 8 is contracts issued on or after September 1, 2006 with an election of Annual Ratchet Death Benefit and GMAB.

MassMutual Equity EdgeSM Segment contracts may have three mortality and expense risk charges (“M&E fees”) calculated on the daily value of the assets invested in the MML Equity Index sub-account. The charge is currently equal, on an annual basis, to the following percentages of the daily value of the assets: Tier One is 1.55% M&E fees based on an elected benefit period of five years, Tier Two is 1.45% M&E fees based on an elected benefit period of seven years and Tier Three is 1.20% M&E fees based on an elected benefit period of ten years. Also, the 1.20% M&E fee is applicable to the MML Money Money Market sub-account.

Separate Account 4 is registered as a unit investment trust pursuant to the Investment Company Act of 1940 (“the 1940 Act”).

The assets and liabilities of Separate Account 4 are clearly identified and distinguished from MassMutual’s other assets and liabilities. Separate Account 4 assets are not chargeable with liabilities arising out of any other business MassMutual may conduct.

Notes To Financial Statements (Continued)

2.	PRIOR PERIOD ADJUSTMENTS

In 2006, Separate Account 4 determined that it had incorrectly calculated the investment income ratio for MML Babson Enhanced Index Core Equity Sub-Account, MML Babson Inflation-Protected Bond Sub-Account, MML Oppenheimer Small Cap Equity Sub-Account and MML Oppenheimer Small Company Opportunities Sub-Account (collectively the “Sub-Accounts”) in certain prior periods presented. The financial highlights footnote has been restated for 2005 and 2004 to reflect the correct investment income ratios as shown in the table below:

Investment Income Ratio	2005	2004

MML Babson Enhanced Index Core Equity Sub-Account:
As previously reported	6.30%	1.45%
As restated	1.25%	1.45%

MML Babson Inflation-Protected Bond Sub-Account:
As previously reported	5.56%	5.09%
As restated	5.55%	4.51%

MML Oppenheimer Small Cap Equity Sub-Account:
As previously reported	5.18%	2.51%
As restated	0.26%	0.20%

MML Oppenheimer Small Company Opportunities Sub-Account:
As previously reported	12.37%	10.63%
As restated	-	-

This restatement has no impact on the Sub-Accounts’ previously reported net assets, net asset value per share or total return.

3.	INVESTMENT OF SEPARATE ACCOUNT 4’S ASSETS

The following investment funds/portfolios were replaced (name change) with other mutual funds or liquidated, see Note 9. American Century Variable Portfolios, Inc., American Funds Insurance Series, Calvert Variable Series, Inc., Franklin Templeton Variable Insurance Products Trust, Janus Aspen Series, MFS® Variable Insurance Trust, Scudder Investment VIT Funds and T. Rowe Price Equity Series, Inc.

Separate Account 4 consists of forty-seven sub-accounts which invest in the following mutual funds of the same name unless stated otherwise:

AIM Variable Investment Funds (“AIM V.I.”), is an open-end, diversified, management company registered under the 1940 Act with three of its Funds available to Separate Account 4 participants: AIM V.I. Financial Services Fund (Series I Shares) AIM V.I. Global Health Care Fund (Series I Shares) (prior to July 1, 2005, known as AIM V.I. Health Sciences Fund) and AIM V.I. Technology Fund (Series I Shares). A I M Advisors, Inc. is the investment adviser to the Funds.

Fidelity® Variable Insurance Products Fund (“Fidelity VIP”) is an open-end management investment company registered under the 1940 Act with one of its Portfolios available to Separate Account contract owners: Fidelity® VIP Contrafund® Portfolio (Initial Class). Fidelity Management & Research Company (“FMR”) is the investment adviser to the Portfolios. FMR Co., Inc., a wholly-owned subsidiary of FMR, serves as sub-adviser to the Portfolios. The following affiliates also serve as sub-advisers assisting FMR with foreign investments for the Fidelity® VIP Contrafund® Portfolio (Initial Class), Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited, and Fidelity Investments Japan Limited.

ING Variable Products Trust (“ING”) is an open-end, investment company registered under the 1940 Act with one of its Portfolios available to Separate Account contract owners: ING VP Real Estate Portfolio (Class S). ING Investments LLC is the investment adviser to this Portfolio. ING Clarion Real Estate Securities L.P. has been engaged by ING Investments LLC to serve as sub-adviser to this Portfolio.

Notes To Financial Statements (Continued)

MML Series Investment Fund (“MML Trust”) is an open-end, investment company registered under the 1940 Act with all nineteen of its separate series (“MML Trust Funds”) available to Separate Account 4 participants: MML Large Cap Growth Fund (the MML AllianceBernstein Large Cap Growth Sub-Account invests in this Fund), MML Income & Growth Fund (the MML American Century Income & Growth Sub-Account invests in this Fund), MML Mid Cap Value Fund (the MML American Century Mid Cap Value Sub-Account invests in this Fund). MML Asset Allocation Fund (the MML Capital Guardian Asset Allocation Sub-Account invests in this Fund), MML Growth & Income Fund (the MML Capital Guardian Growth & Income Sub-Account invests in this Fund), MML Large Cap Value Fund (the MML Davis Large Cap Value Sub-Account invests in this Fund), MML Emerging Growth Fund, MML Equity Index Fund (Class I), MML Growth Equity Fund (the MML GMO Growth Equity Sub-Account invests in this Fund), MML Small Cap Value Fund (the MML Goldman Sachs Small Cap Value Sub-Account invests in this Fund), MML Concentrated Growth Fund (Classes I and II) (the MML Legg Mason Concentrated Growth Sub-Account invests in this Fund), MML Global Fund (Classes I and II) (the MML Neuberger Berman Global Sub-Account invests in this Fund), MML OTC 100 Fund, MML Small Cap Index Fund, MML Blue Chip Growth Fund (the MML T. Rowe Price Blue Chip Growth Sub-Account invests in this Fund). MML Equity Income Fund (the MML T. Rowe Price Equity Income Sub-Account invests in this Fund), MML Mid Cap Growth Fund (the MML T. Rowe Price Mid Cap Growth Sub-Account invests in this Fund), MML Foreign Fund (the MML Templeton Foreign Sub-Account invests in this Fund) and MML Small Cap Growth Equity Fund (the MML W&R/Wellington Small Cap Growth Equity Sub-Account invests in this Fund).

MassMutual serves as investment adviser to each of these MML Trust Funds pursuant to an investment management agreement.

MassMutual has entered into a sub-advisory agreement with AllianceBernstein L.P., to serve as the investment sub-adviser to the MML Large Cap Growth Fund. MassMutual has entered into a sub-advisory agreement with American Century Investment Management, Inc. (“American Century”) whereby American Century manages the investments of the MML Income & Growth Fund and MML Mid Cap Value Fund. MassMutual has entered into a sub-advisory agreement with Capital Guardian Trust Company (“Capital Guardian”) whereby Capital Guardian manages the investments of the MML Asset Allocation Fund and MML Growth & Income Fund. MassMutual has entered into a sub-advisory agreement with Davis Selected Advisers, L.P., to serve as the investment sub-adviser to the MML Large Cap Value Fund. MassMutual has entered into a sub-advisory agreement with RS Investment Management, L.P., to serve as the investment sub-adviser to the MML Emerging Growth Fund. MassMutual has entered into a sub-advisory agreement with Northern Trust Investments, N.A. (“Northern Trust”) whereby Northern Trust manages the investments of the MML Equity Index Fund (Class I), MML OTC 100 Fund and MML Small Cap Index Fund. MassMutual has entered into a sub-advisory agreement with Grantham, Mayo, Van Otterloo & Co. LLC, to serve as the investment sub-adviser to the MML Growth Equity Fund. MassMutual has entered into a sub-advisory agreement with Goldman Sachs Asset Management, L.P., to serve as the investment sub-adviser to the MML Small Cap Value Fund. MassMutual has entered into a sub-advisory agreement with Legg Mason Capital Management, Inc., to serve as the investment sub-adviser to the MML Concentrated Growth Fund (Classes I and II). MassMutual has entered into a sub-advisory agreement with Neuberger Berman Management, Inc., to serve as the investment sub-adviser to the MML Global Fund (Classes I and II). MassMutual has entered into a sub-advisory agreement with T. Rowe Price Associates, Inc. (“T. Rowe Price”) whereby T. Rowe Price manages the investments of the MML Blue Chip Growth Fund, MML Equity Income Fund and MML Mid Cap Growth Fund. MassMutual has entered into a sub-advisory agreement with Templeton Investment Counsel, LLC, to serve as the investment sub-adviser to the MML Foreign Fund. MassMutual has entered into sub-advisory agreements with Waddell & Reed Investment Management Company and Wellington Management Company, LLP pursuant to which each serves as the investment sub-adviser to the MML Small Cap Growth Equity Fund.

MML Series Investment Fund II (“MML II Trust”) is an open-end, investment company registered under the 1940 Act with all of its eight separate series (“MML II Trust Funds”) available to Separate Account 4 participants: MML Blend Fund (the MML Babson Blend Sub-Account invests in this Fund), MML Enhanced Index Core Equity Fund (the MML Babson Enhanced Index Core Equity Sub-Account invests in this Fund), MML Inflation-Protected Bond Fund (the MML Babson Inflation Protected Bond Sub-Account invests in this Fund), MML Managed Bond Fund (the MML Babson Managed Bond Sub-Account invests in this Fund), MML Money Market Fund, MML Small Cap Equity Fund (the MML Oppenheimer Small Cap Equity Sub-Account invests in this Fund), MML Small Company Opportunities Fund (The MML Oppenheimer Small Company Opportunities Sub-Account invests in this Fund) and MML Equity Fund (the MML Oppenheimer/Bernstein Equity Sub-Account invests in this Fund).

Notes To Financial Statements (Continued)

MassMutual serves as investment adviser to each of these MML II Trust Funds pursuant to an investment management agreement. MassMutual has entered into sub-advisory agreements with Babson Capital Management LLC (“Babson Capital”), a controlled subsidiary of MassMutual, pursuant to which Babson Capital serves as the investment sub-adviser to the MML Blend Fund, MML Enhanced Index Core Equity Fund, MML Inflation-Protected Bond Fund, MML Managed Bond Fund and MML Money Market Fund. MassMutual has entered into a sub-advisory agreement with OppenheimerFunds, Inc., a controlled subsidiary of MassMutual, to serve as the investment sub-adviser to the MML Small Cap Equity Fund and MML Small Company Opportunities Fund. MassMutual has entered into sub-advisory agreements with OppenheimerFunds, Inc., and AllianceBernstein L.P. pursuant to which each serves as the investment sub-adviser to the MML Equity Fund.

Oppenheimer Variable Account Funds (“Oppenheimer Funds”) is an open-end, management investment company registered under the 1940 Act with nine of its Funds available to Separate Account 4 participants: Oppenheimer Balanced Fund/VA, Oppenheimer Capital Appreciation Fund/VA, Oppenheimer Core Bond Fund/VA (prior to April 29, 2005, this fund was called Oppenheimer Bond Fund/VA), Oppenheimer Global Securities Fund/VA, Oppenheimer High Income Fund/VA, Oppenheimer Main Street Fund/VA, Oppenheimer MidCap Fund/VA (prior to May 1, 2006, known as Oppenheimer Aggressive Growth Fund/VA), Oppenheimer Money Fund/VA, and Oppenheimer Strategic Bond Fund/VA. OppenheimerFunds, Inc., a controlled subsidiary of MassMutual, serves as investment adviser to these Oppenheimer Funds.

Panorama Series Fund, Inc. (“Panorama Fund”) is an open-end, management investment company registered under the 1940 Act with three of its Fund/Portfolios available to Separate Account 4 participants: Oppenheimer International Growth Fund/VA, Panorama Growth Portfolio and Panorama Total Return Portfolio. OppenheimerFunds, Inc., a controlled subsidiary of MassMutual, serves as the investment adviser to the Fund/Portfolios.

PIMCO Variable Insurance Trust (“PIMCO”) is an open-end, investment company registered under the 1940 Act with one of its Portfolios available to Separate Account contract owners: PIMCO VIT CommodityRealReturn Strategy Portfolio (Advisor Class). Pacific Investment Management Company LLC is the investment adviser to this Portfolio.

In addition to the forty-seven sub-accounts, some contract owners may also allocate funds to the Fixed Account which is part of MassMutual’s general investment account. The general investment account is not registered as an investment company under the 1940 Act.

4.	SIGNIFICANT ACCOUNTING POLICIES AND NEW ACCOUNTING PRONOUNCEMENTS

The following is a summary of significant accounting policies followed by Separate Account 4 in preparation of the financial statements in conformity with U.S. generally accepted accounting principles (hereinafter referred to has “generally accepted accounting principles”).

A.	Investment Valuation

Investments in the investment sub-accounts are valued at the closing net asset value of each of the respective underlying Funds/Portfolios which value their investment securities at fair value.

B.	Accounting for Investments

Investment transactions are accounted for on a trade date basis and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income and gains from realized gain distributions are recorded on the ex-dividend date, and they are generally reinvested in the underlying investment sub-accounts.

C.	Federal Income Taxes

MassMutual is taxed under federal law as a life insurance company under the provisions of the 1986 Internal Revenue Code, as amended. Separate Account 4 is part of MassMutual’s total operations and is not taxed separately. Separate Account 4 will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under existing federal law, no taxes are payable on net investment income and net realized capital gains attributable to contracts which depend on Separate Account 4’s investment performance. Accordingly, no provision for federal income tax has been made. MassMutual may, however, make such a charge in the future if an unanticipated change of current law results in a company tax liability attributable to Separate Account 4.

Notes To Financial Statements (Continued)

D.	Contract Charges

See Note 8B for charges associated with the contracts.

E.	Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires that management make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F.	Loans

If the certificate is a tax-sheltered annuity (“TSA”), the participants may be able to take a loan under their certificate. All such loans must conform to the requirements of the Internal Revenue Code. There are limitations on the amount of the loan the participants can take, and there is a required loan repayment schedule. When a loan is made, Separate Account 4 transfers the amount of the loan to MassMutual, thereby decreasing both the investments and net assets of Separate Account 4 by an equal amount. The contract owner is charged interest on the outstanding loan amount based on the interest rate then in effect.

G.	Annuitant Mortality Fluctuation

Separate Account 4 maintains a reserve as required by regulatory authorities to provide for mortality losses incurred. The reserve is adjusted quarterly for mortality losses and gains and its proportionate share of changes in value. Transfers to or from MassMutual are then made quarterly to adjust Separate Account 4. Net transfers from Separate Account 4 to MassMutual totaled $143,670 and $277,890 for the years ended December 31, 2006 and 2005, respectively. The reserve is subject to a maximum of 3% of Separate Account 4’s annuity reserves. Any mortality losses in excess of this reserve will be borne by MassMutual. The reserve is not available to owners of contracts except to the extent necessary to cover mortality losses under the contracts.

H.	Annuity Reserves

Annuity reserves are developed by using accepted actuarial methods and are computed using the Annuity 2000 table.

I.	New Accounting Pronouncements

Statement of Financial Accounting Standards No. 157 (“SFAS 157”), “Fair Value Measurements”. In September 2006, the FASB issued SFAS 157 to provide consistency and comparability in determining fair value measurements and to provide for expanded disclosures about fair value measurements. The definition of fair value maintains the exchange price notion in earlier definitions of fair value but focuses on the exit price of the asset or liability. The exit price is the price that would be received to sell the asset or paid to transfer the liability adjusted for certain inherent risks and restrictions. Expanded disclosures are also required about the use of fair value to measure assets and liabilities. The effective date is for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Separate Account does not believe that adoption of SFAS 157 will have a material impact on the Separate Account’s financial position.

Staff Accounting Bulletin (“SAB”) No. 108. In September 2006, the SEC issued SAB No. 108 to provide guidance on the consideration of the effects of prior year misstatements in quantifying current year misstatements for the purpose of a materiality assessment. SAB No. 108 addresses the diversity in practice in quantifying financial statement misstatements and requires entities to quantify the effects of an identified unadjusted error on each financial statement and financial statement disclosure by considering the impact of prior year misstatements on the current year financial statements. Initial application of SAB No. 108 allows entities to elect not to restate prior periods but to reflect the initial application in their annual financial statements covering the first fiscal year ending after November 15, 2006. The cumulative effect of the initial application is to be reported in the carrying amounts of assets and liabilities as of the beginning of that fiscal year, and the offsetting adjustment, net of tax, is to be made to the opening balance of net assets for that year. Entities will need to disclose the nature and amount of each item, when and how each error being corrected arose, and the fact that the errors were previously considered immaterial. Adoption of SAB No. 108 as of December 31, 2006 did not have a material effect on the Separate Account’s financial statements.

J.	Reclassifications

Certain amounts in the 2005 financial statements have been reclassified to conform to the 2006 presentation. The most significant of these are reclassifications of amounts previously included in dividends to realized gain distributions.

Notes To Financial Statements (Continued)

5.	RELATED PARTY TRANSACTIONS

A.	Sales Agreements

MML Distributors, LLC (“MML Distributors”), a wholly-owned subsidiary of MassMutual, serves as principal underwriter of the certificates pursuant to an underwriting and servicing agreement among MML Distributors, MassMutual and Separate Account 4. MML Distributors is registered with the Securities and Exchange Commission (the “SEC”) as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. (the “NASD”). MML Distributors may enter into selling agreements with other broker-dealers who are registered with the SEC and are members of the NASD in order to sell the certificates.

Pursuant to underwriting and servicing agreements, commissions or other fees due to registered representatives for selling and servicing the certificates are paid by MassMutual on behalf of MML Distributors. MML Distributors also receives compensation for its actions as underwriter of the certificates.

B.	Receivable from/Payable to MassMutual

Certain fees such as cost of insurance fees and mortality and expense risk fees are charges paid between the General Account and Separate Account 4.

Notes To Financial Statements (Continued)

6.	PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2006 were as follows:

	AIM V.I. Financial Services Sub-Account	AIM V.I. Global Health Care Sub-Account	AIM V.I. Technology Sub-Account	Calvert Social Balanced Sub-Account	Fidelity® VIP Contrafund® Sub-Account	Fidelity® VIP Growth Opportunities Sub-Account	ING VP Real Estate Sub-Account	Janus Aspen Balanced Sub-Account	Janus Aspen Balanced Sub-Account	MFS® Investors Trust Sub-Account	MFS® New Discovery Sub-Account

								(Institutional)	(Service)
Cost of purchases	$1,051,832	$1,975,296	$1,087,851	$549,907	$119,994,849	$26,707	$5,360,512	$149,877	$1,107,053	$246,379	$808,547
Proceeds from sales	(1,059,496)	(2,633,900)	(1,244,760)	(11,058,836)	(14,990,001)	(2,320,153)	(231,177)	(13,887,204)	(28,202,063)	(11,014,799)	(12,160,173)

	MML AllianceBernstein Large Cap Growth Sub-Account	MML American Century Income & Growth Sub-Account	MML American Century Mid Cap Value Sub-Account	MML Babson Blend Sub-Account	MML Babson Enhanced Index Core Equity Sub-Account	MML Babson Inflation- Protected Bond Sub-Account	MML Babson Managed Bond Sub-Account	MML Capital Guardian Asset Allocation Sub-Account	MML Capital Guardian Growth & Income Sub-Account	MML Davis Large Cap Value Sub-Account	MML Emerging Growth Sub-Account
Cost of purchases	$40,564,942	$68,388,173	$262,666,497	$45,549,070	$13,048,154	$90,613,226	$65,743,175	$175,074,964	$209,021,218	$64,021,288	$1,540,747
Proceeds from sales	(41,877,703)	(71,207,031)	(184,867,604)	(11,830,463)	(1,881,099)	(10,189,446)	(11,981,363)	(151,767,052)	(206,963,656)	(5,482,978)	(1,529,623)

	MML Equity Index Sub-Account	MML GMO Growth Equity Sub-Account	MML Goldman Sachs Small Cap Value Sub-Account	MML Legg Mason Concentrated Growth Sub-Account	MML Legg Mason Concentrated Growth Sub-Account	MML Neuberger Berman Global Sub-Account	MML Neuberger Berman Global Sub-Account	MML OTC 100 Sub-Account	MML Oppenheimer Small Cap Equity Sub-Account	MML Oppenheimer Small Company Opportunities Sub-Account	MML Oppenheimer/ Bernstein Equity Sub-Account
				(Class II)	(Class I)	(Class II)	(Class I)
Cost of purchases	$15,601,543	$1,037,132	$187,563,169	$13,683,591	$22,529,449	$10,584,711	$10,073,697	$592,754	$7,623,715	$10,848,497	$6,262,659
Proceeds from sales	(4,456,400)	(1,043,600)	(128,897,973)	(15,893,811)	(23,292,226)	(12,047,093)	(9,449,937)	(297,564)	(3,510,187)	(3,635,825)	(4,227,678)

	MML Small Cap Index Sub-Account	MML T. Rowe Price Blue Chip Growth Sub-Account	MML T. Rowe Price Equity Income Sub-Account	MML T. Rowe Price Mid Cap Growth Sub-Account	MML Templeton Foreign Sub-Account	MML W&R/Wellington Small Cap Growth Equity Sub-Account	Oppenheimer Balanced Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Core Bond Sub-Account	Oppenheimer Global Securities Sub-Account	Oppenheimer High Income Sub-Account
Cost of purchases	$45,114,746	$45,612,506	$261,931,645	$107,593,308	$219,028,460	$61,739,905	$8,271,000	$87,249,966	$1,370,524	$91,540,080	$13,835,746
Proceeds from sales	(32,539,489)	(42,815,196)	(190,437,083)	(112,352,434)	(146,268,762)	(5,660,987)	(7,255,606)	(10,212,413)	(3,320,143)	(18,979,583)	(8,191,439)

	Oppenheimer International Growth Sub-Account	Oppenheimer Main Street Sub-Account	Oppenheimer MidCap Sub-Account	Oppenheimer Money Sub-Account	Oppenheimer Strategic Bond Sub-Account	Panorama Growth Sub-Account	Panorama Total Return Sub-Account	PIMCO CommodityRealReturn Strategy Sub-Account
Cost of purchases	$14,133,853	$5,007,360	$64,861,943	$29,749,346	$95,527,324	$151,247	$349,540	$2,274,263
Proceeds from sales	(4,320,674)	(7,959,804)	(8,189,645)	(23,415,783)	(11,407,700)	(685,400)	(554,370)	(287,767)

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS

The changes in outstanding units for the two years ended December 31, 2006 were as follows:

December 31, 2006	AIM V.I. Financial Services Sub-Account	AIM V.I. Global Health Care Sub-Account	AIM V.I. Technology Sub-Account	Calvert Social Balanced Sub-Account	Fidelity® VIP Contrafund® Sub-Account	Fidelity® VIP Growth Opportunities Sub-Account	ING VP Real Estate Sub-Account	Janus Aspen Balanced Sub-Account	Janus Aspen Balanced Sub-Account	MFS® Investors Trust Sub-Account	MFS® New Discovery Sub-Account
								(Institutional)	(Service)

Units purchased	27,640	96,497	51,865	39,860	6,169,124	1,022	161,288	5,754	67,007	10,208	22,355
Units withdrawn	(45,309)	(109,632)	(73,667)	(16,469)	(941,340)	(10,149)	(6,218)	(23,158)	(37,822)	(15,515)	(10,148)
Units transferred between Sub-Accounts and to/from the Fixed Account	15,626	(32,183)	7,766	(907,087)	645,318	(277,833)	294,352	(1,219,703)	(2,215,402)	(943,383)	(911,989)

Net increase (decrease)	(2,043)	(45,318)	(14,036)	(883,696)	5,873,102	(286,960)	449,422	(1,237,107)	(2,186,217)	(948,690)	(899,782)

December 31, 2006 (Continued)	MML AllianceBernstein Large Cap Growth Sub-Account	MML American Century Income & Growth Sub-Account	MML American Century Mid Cap Value Sub-Account	MML Babson Blend Sub-Account	MML Babson Enhanced Index Core Equity Sub-Account	MML Babson Inflation- Protected Bond Sub-Account	MML Babson Managed Bond Sub-Account	MML Capital Guardian Asset Allocation Sub-Account	MML Capital Guardian Growth & Income Sub-Account	MML Davis Large Cap Value Sub-Account	MML Emerging Growth Sub-Account

Units purchased	244,505	209,402	5,721,472	220,031	75,757	8,115,350	5,354,920	924,238	987,236	5,044,733	49,451
Units withdrawn	(251,315)	(356,147)	(645,836)	(683,247)	(93,886)	(794,775)	(911,487)	(594,624)	(622,205)	(424,342)	(29,697)
Units transferred between Sub-Accounts and to/from the Fixed Account	(132,321)	(145,383)	(206,252)	3,305,883	899,170	187,229	230,160	1,343,475	(35,599)	198,113	(13,600)

Net increase (decrease)	(139,131)	(292,128)	4,869,384	2,842,667	881,041	7,507,804	4,673,593	1,673,089	329,432	4,818,504	6,154

December 31, 2006 (Continued)	MML Equity Index Sub-Account	MML GMO Growth Equity Sub-Account	MML Goldman Sachs Small Cap Value Sub-Account	MML Legg Mason Concentrated Growth Sub-Account	MML Legg Mason Concentrated Growth Sub-Account	MML Neuberger Berman Global Sub-Account	MML Neuberger Berman Global Sub-Account	MML OTC 100 Sub-Account	MML Oppenheimer Small Cap Equity Sub-Account	MML Oppenheimer Small Company Opportunities Sub-Account	MML Oppenheimer/ Bernstein Equity Sub-Account
				(Class II)	(Class I)	(Class II)	(Class I)

Units purchased	1,354,583	57,764	4,385,131	24,138	123,260	24,228	77,128	47,761	114,244	274,843	222,545
Units withdrawn	(206,204)	(63,221)	(334,833)	(149,429)	(56,187)	(136,306)	(26,132)	(27,065)	(109,112)	(99,751)	(253,466)
Units transferred between Sub-Accounts and to/from the Fixed Account	(92,107)	(1,660)	186,992	(60,501)	(110,174)	(46,579)	4,322	13,513	(31,282)	87,666	(4,654)

Net increase (decrease)	1,056,272	(7,117)	4,237,290	(185,792)	(43,101)	(158,657)	55,318	34,209	(26,150)	262,758	(35,575)

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS

December 31, 2006 (Continued)	MML Small Cap Index Sub-Account	MML T. Rowe Price Blue Chip Growth Sub-Account	MML T. Rowe Price Equity Income Sub-Account	MML T. Rowe Price Mid Cap Growth Sub-Account	MML Templeton Foreign Sub-Account	MML W&R/Wellington Small Cap Growth Equity Sub-Account	Oppenheimer Balanced Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Core Bond Sub-Account	Oppenheimer Global Securities Sub-Account

Units purchased	132,642	304,353	6,147,465	406,382	5,928,967	4,144,750	206,780	7,521,102	15,337	5,116,278
Units withdrawn	(109,145)	(147,946)	(656,508)	(355,871)	(479,276)	(287,441)	(268,202)	(878,303)	(164,664)	(876,934)
Units transferred between Sub-Accounts and to/from the Fixed Account	735,002	109,383	165,505	(61,376)	(157,959)	387,937	(72,491)	226,715	(30,239)	(17,726)

Net increase (decrease)	758,499	265,790	5,656,462	(10,865)	5,291,732	4,245,246	(133,913)	6,869,514	(179,566)	4,221,618

December 31, 2006 (Continued)	Oppenheimer High Income Sub-Account	Oppenheimer International Growth Sub-Account	Oppenheimer Main Street Sub-Account	Oppenheimer MidCap Sub-Account	Oppenheimer Money Sub-Account	Oppenheimer Strategic Bond Sub-Account	Panorama Growth Sub-Account	Panorama Total Return Sub-Account	PIMCO CommodityRealReturn Strategy Sub-Account

Units purchased	339,788	402,669	255,312	4,670,401	1,067,704	7,370,010	3,798	1,905	97,673
Units withdrawn	(327,184)	(131,856)	(445,450)	(462,598)	(773,214)	(1,074,676)	(35,721)	(25,656)	(6,183)
Units transferred between Sub-Accounts and to/from the Fixed Account	119,701	376,204	(98,987)	161,949	212,286	848,828	(9,346)	5,042	106,113

Net increase (decrease)	132,305	647,017	(289,125)	4,369,752	506,776	7,144,162	(41,269)	(18,709)	197,603

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS

December 31, 2005	AIM V.I. Financial Services Sub-Account	AIM V.I. Global Health Care Sub-Account	AIM V.I. Technology Sub-Account	American Century VP Income & Growth Sub-Account	American Century VP Value Sub-Account	American Funds® Asset Allocation Sub-Account	American Funds® Growth-Income Sub-Account	Calvert Social Balanced Sub-Account	Fidelity® VIP Contrafund® Sub-Account	Fidelity® VIP Growth Sub-Account	Fidelity® VIP Growth Opportunities Sub-Account	Franklin Small Cap Value Securities Sub-Account	Janus Aspen Balanced Sub-Account
													(Institutional)
Units purchased	54,145	130,936	60,945	423,483	4,779,890	1,638,563	2,241,226	106,223	5,182,223	293,513	7,759	3,661,093	25,422
Units withdrawn	(36,949)	(72,492)	(108,070)	(299,010)	(393,254)	(455,458)	(536,406)	(47,861)	(567,953)	(237,918)	(42,313)	(150,488)	(81,713)
Units transferred between Sub-Accounts and to/from the Fixed Account	(14,916)	37,037	(73,993)	(45,315)	282,300	769,936	575,784	54,002	764,997	(94,530)	(41,067)	350,000	(28,923)

Net increase (decrease)	2,280	95,481	(121,118)	79,158	4,668,936	1,953,041	2,280,604	112,364	5,379,267	(38,935)	(75,621)	3,860,605	(85,214)

December 31, 2005 (Continued)	Janus Aspen Balanced Sub-Account	Janus Aspen Forty Sub-Account	Janus Aspen Forty Sub-Account	Janus Aspen Worldwide Growth Sub-Account	Janus Aspen Worldwide Growth Sub-Account	MFS® Investors Trust Sub-Account	MFS® New Discovery Sub-Account	MML Blend Sub-Account	MML Emerging Growth Sub-Account	MML Enhanced Index Core Equity Sub-Account	MML Equity Sub-Account	MML Equity Index Sub-Account	MML Growth Equity Sub-Account
	(Service)	(Institutional)	(Service)	(Institutional)	(Service)
Units purchased	273,538	27,816	168,808	20,879	88,508	70,500	98,496	211,190	69,038	23,156	262,595	166,328	36,858
Units withdrawn	(92,686)	(149,188)	(39,817)	(130,587)	(25,711)	(51,440)	(29,391)	(231,123)	(28,957)	(19,716)	(175,326)	(142,149)	(47,183)
Units transferred between Sub-Accounts and to/from the Fixed Account	(13,097)	(5,901)	181,623	(74,566)	11,093	(35,707)	19,046	(73,156)	(6,395)	(24,385)	(73,364)	(71,375)	(5,222)

Net increase (decrease)	167,755	(127,273)	310,614	(184,274)	73,890	(16,647)	88,151	(93,089)	33,686	(20,945)	13,905	(47,196)	(15,547)

December 31, 2005 (Continued)	MML Inflation- Protected Bond Sub-Account	MML Large Cap Value Sub-Account	MML Managed Bond Sub-Account	MML OTC 100 Sub-Account	MML Small Cap Equity Sub-Account	MML Small Cap Growth Equity Sub-Account	MML Small Company Opportunities Sub-Account	Oppenheimer Aggressive Growth Sub-Account	Oppenheimer Balanced Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Core Bond Sub-Account	Oppenheimer Global Securities Sub-Account	Oppenheimer High Income Sub-Account
Units purchased	6,694,881	3,598,492	4,966,008	21,726	143,726	3,017,091	340,453	3,663,560	521,290	6,048,306	23,130	4,873,473	826,869
Units withdrawn	(391,444)	(201,409)	(580,473)	(49,363)	(74,021)	(151,884)	(82,934)	(282,368)	(222,971)	(570,595)	(140,513)	(612,681)	(328,361)
Units transferred between Sub-Accounts and to/from the Fixed Account	911,955	268,382	572,248	(13,888)	(18,264)	17,878	66,191	79,776	178,530	318,114	(27,572)	392,944	85,541

Net increase (decrease)	7,215,392	3,665,465	4,957,783	(41,525)	51,441	2,883,085	323,710	3,460,968	476,849	5,795,825	(144,955)	4,653,736	584,049

December 31, 2005 (Continued)	Oppenheimer International Growth Sub-Account	Oppenheimer Main Street Sub-Account	Oppenheimer Money Sub-Account	Oppenheimer Strategic Bond Sub-Account	Panorama Growth Sub-Account	Panorama Total Return Sub-Account	Scudder VIT EAFE® Equity Index Sub-Account	Scudder VIT Small Cap Index Sub-Account	T. Rowe Price Blue Chip Growth Sub-Account	T. Rowe Price Equity Income Sub-Account	T. Rowe Price Mid-Cap Growth Sub-Account	Templeton Foreign Securities Sub-Account
Units purchased	258,154	440,560	1,485,682	6,680,419	5,666	2,829	42,481	253,867	389,890	5,286,730	150,868	4,702,661
Units withdrawn	(107,028)	(440,719)	(539,203)	(653,741)	(41,285)	(56,225)	(9,703)	(60,584)	(119,201)	(359,804)	(312,765)	(242,775)
Units transferred between Sub-Accounts and to/from the Fixed Account	140,105	(48,660)	(605,686)	905,819	(27,820)	(22,079)	(550,767)	23,390	151,562	775,035	(9,666)	351,619

Net increase (decrease)	291,231	(48,819)	340,793	6,932,497	(63,439)	(75,475)	(517,989)	216,673	422,251	5,701,961	(171,563)	4,811,505

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (AS RESTATED)

A.	A summary of units outstanding (years 2003 through 2006 – total units; year 2002 – accumulation units), unit values, net assets, investment income ratios, expense ratios (excluding expenses of the underlying funds) and total return ratios for each of the five years in the period ended December 31, 2006 follows:

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
AIM V.I. Financial Services Sub-Account
2006	477,024	$11.60 to $14.04	$6,754,244	1.63%	0.95% to 2.60%	14.12% to 15.34%
2005	479,067	10.23 to 12.17	5,982,298	1.39	0.95 to 2.70	3.02 to 4.91
2004	476,787	9.93 to 11.60	5,721,106	0.82	0.95 to 2.80	(0.72) to 7.65
2003	356,911	10.47 to 11.94	4,046,982	0.67	0.96 to 1.49	22.00 to 28.42
2002	232,361	8.17 to 9.35	2,128,005	(0.79)	0.12 to 1.49	(16.36) to (15.90)

AIM V.I. Global Health Care Sub-Account
2006	1,321,506	10.68 to 12.57	16,239,212	-	0.95 to 2.60	3.14 to 4.24
2005	1,366,824	10.43 to 12.06	16,151,858	-	0.95 to 2.70	5.20 to 7.13
2004	1,271,343	9.91 to 11.26	14,053,380	-	0.95 to 2.80	(0.89) to 6.55
2003	892,840	8.88 to 10.57	9,228,958	-	0.95 to 1.65	18.21 to 26.53
2002	512,977	7.03 to 8.35	4,152,959	(1.37)	0.48 to 1.49	(25.57) to (16.53)

AIM V.I. Technology Sub-Account
2006	1,142,958	10.52 to 11.06	8,486,976	-	0.95 to 2.60	8.28 to 9.44
2005	1,156,994	9.78 to 10.10	7,815,147	-	0.95 to 2.70	(0.61) to 1.21
2004	1,278,112	9.84 to 9.98	7,984,172	-	0.95 to 2.80	(1.59) to 3.64
2003	1,061,897	2.55 to 9.63	5,072,909	-	0.95 to 1.55	31.91 to 43.96
2002	790,287	1.78 to 6.69	1,770,690	(1.37)	0.20 to 1.49	(47.63) to (33.08)

Calvert Social Balanced Sub-Account
2006	-	-	-	-	0.95 to 2.60	(2.02) to (1.60)
2005	883,696	10.54 to 12.07	10,265,108	1.93	0.95 to 2.70	2.77 to 4.65
2004	771,332	10.26 to 11.53	8,570,473	2.25	0.95 to 2.80	2.55 to 7.23
2003	412,869	8.64 to 10.75	4,206,977	3.27	0.95 to 1.65	13.77 to 18.16
2002	119,523	7.32 to 9.10	949,246	2.90	0.29 to 1.49	(13.45) to (9.02)

Fidelity® VIP Contrafund® Sub-Account
2006	20,519,118	13.35 to 16.29	319,861,109	1.35	0.95 to 2.60	9.49 to 10.66
2005	14,646,016	12.27 to 14.72	213,248,552	0.24	0.95 to 2.70	13.75 to 15.83
2004	9,266,749	10.79 to 12.71	122,073,857	0.27	0.95 to 2.80	7.86 to 14.39
2003	5,331,639	9.11 to 13.93	63,656,626	0.33	0.95 to 1.55	23.99 to 27.29
2002	2,548,107	7.17 to 10.99	25,803,862	(0.57)	0.24 to 1.49	(12.99) to (10.41)

Fidelity® VIP Growth Opportunities Sub-Account
2006	-	-	-	0.58	1.18 to 1.65	(6.80) to (6.64)
2005	286,960	8.02 to 8.08	2,264,976	0.89	1.18 to 1.65	7.09 to 7.59
2004	362,581	7.45 to 7.55	2,666,147	0.48	1.18 to 1.65	5.31 to 5.80
2003	409,105	6.90 to 7.17	2,850,316	0.63	1.18 to 1.65	21.00 to 28.14
2002	437,115	5.40 to 5.62	2,379,882	(0.53)	1.18 to 1.49	(23.07) to (22.83)

ING VP Real Estate Sub-Account
2006	449,422	12.12 to 12.26	5,501,414	1.51%	0.95 to 2.60	21.73 to 22.58

Janus Aspen Balanced Sub-Account (Institutional)
2006	-	-	-	-	1.18 to 1.65	(3.85) to (3.68)
2005	1,237,107	10.59 to 10.70	13,221,652	2.27	1.18 to 1.65	6.19 to 6.69
2004	1,322,321	9.98 to 10.03	13,275,484	2.22	1.18 to 1.65	6.75 to 7.25
2003	1,426,417	9.35 to 9.39	13,381,127	2.23	1.18 to 1.49	9.30 to 12.71
2002	1,309,703	8.29 to 8.35	10,924,362	1.38	1.18 to 1.49	(7.83) to (7.54)

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (AS RESTATED) (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
Janus Aspen Balanced Sub-Account (Service)
2006	-	$-	$-	-%	0.95% to 2.60%	(3.84)% to (3.44)%
2005	2,186,217	10.84 to 11.97	26,087,057	2.12	0.95 to 2.70	4.72 to 6.65
2004	2,018,462	10.35 to 11.22	22,640,826	2.46	0.95 to 2.80	3.54 to 7.27
2003	1,532,170	10.36 to 10.46	16,028,833	2.29	0.95 to 1.55	12.03 to 12.62
2002	376,835	9.25 to 9.29	3,499,807	3.55	0.01 to 0.18	(7.12) to (7.45)

MFS® Investors Trust Sub-Account
2006	-	-	-	0.49	0.95 to 2.60	(3.65) to (3.24)
2005	948,690	10.99 to 11.85	10,283,345	0.55	0.95 to 2.70	4.39 to 6.30
2004	965,337	10.53 to 11.15	9,781,354	0.60	0.95 to 2.80	5.31 to 10.30
2003	792,632	8.04 to 10.11	7,105,877	0.60	0.95 to 1.55	20.21 to 20.93
2002	527,730	6.20 to 8.36	3,623,438	(0.84)	0.25 to 1.49	(22.13) to (16.44)

MFS® New Discovery Sub-Account
2006	-	-	-	-	0.95 to 2.60	(2.72) to (2.31)
2005	899,782	10.01 to 11.29	10,313,531	-	0.95 to 2.70	2.37 to 4.25
2004	811,631	9.78 to 10.83	8,874,970	-	0.95 to 2.80	(2.18) to 5.51
2003	306,095	10.16 to 12.79	3,181,709	-	0.95 to 1.55	27.49 to 32.40
2002	46,169	7.72 to 7.75	357,674	(0.58)	0.30 to 0.52	(22.81) to (22.53)

MML AllianceBernstein Large Cap Growth Sub-Account
2006	3,350,262	10.06 to 11.28	35,461,179	0.19	0.95 to 2.60	2.78 to 3.88
2005	3,489,393	9.86 to 10.85	35,275,200	0.38	0.95 to 2.70	2.79 to 4.68
2004	3,528,328	9.59 to 10.37	33,560,836	0.13	0.95 to 2.80	(4.11) to 2.29
2003	2,339,859	6.07 to 10.14	20,768,442	0.14	0.95 to 1.55	24.47 to 31.49
2002	1,319,578	4.63 to 7.71	8,029,239	(1.23)	0.43 to 1.49	(31.23) to (22.92)

MML American Century Income & Growth Sub-Account
2006	4,611,435	12.20 to 14.29	66,137,162	1.56	0.95 to 2.60	14.77 to 16.00
2005	4,903,563	10.70 to 12.32	60,951,317	1.96	0.95 to 2.70	1.78 to 3.64
2004	4,824,405	10.51 to 11.89	58,322,153	1.29	0.95 to 2.80	5.11 to 11.92
2003	3,707,808	8.23 to 11.68	40,468,515	1.08	0.95 to 1.65	23.54 to 28.12
2002	2,282,568	6.44 to 9.16	19,924,975	(0.34)	0.48 to 1.49	(20.56) to (17.11)

MML American Century Mid Cap Value Sub-Account
2006	16,511,770	12.37 to 15.00	232,172,827	1.18	0.95 to 2.60	13.81 to 15.77
2005	11,642,386	10.87 to 12.96	146,605,421	0.74	0.95 to 2.70	2.17 to 4.04
2004	6,973,450	10.64 to 12.45	89,673,643	0.83	0.95 to 2.80	6.37 to 13.25
2003	4,190,293	10.89 to 14.15	49,088,948	0.79	0.95 to 1.65	24.07 to 27.70
2002	1,877,215	8.58 to 11.10	18,384,055	3.81	0.50 to 1.49	(14.23) to (13.65)

MML Babson Blend Sub-Account
2006	5,685,615	11.38 to 13.08	68,228,655	2.82	0.95 to 2.60	9.55 to 10.72
2005	2,842,948	10.46 to 11.82	29,995,757	2.73	0.95 to 2.70	1.81 to 3.68
2004	2,936,037	10.27 to 11.40	29,825,259	2.72	0.95 to 2.80	2.71 to 7.65
2003	2,541,651	8.72 to 10.59	23,757,649	2.68	0.95 to 1.65	13.05 to 17.63
2002	2,166,693	7.45 to 9.00	16,804,613	1.61	0.47 to 1.49	(12.84) to (9.97)

MML Babson Enhanced Index Core Equity Sub-Account
2006	1,281,629	12.03 to 13.67	16,863,309	1.44	0.95 to 2.60	13.84 to 15.06
2005	400,588	10.64 to 11.88	4,690,219	1.25 [4]	0.95 to 2.70	2.63 to 4.51
2004	421,533	10.36 to 11.37	4,718,945	1.45 [4]	0.95 to 2.80	3.64 to 9.84
2003	382,329	8.84 to 10.35	3,805,106	1.44	0.95 to 1.55	20.36 to 25.93
2002	125,894	7.08 to 8.22	920,176	(0.17)	0.14 to 1.40	(22.85) to (17.82)

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (AS RESTATED) (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]		Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
MML Babson Inflation-Protected Bond Sub-Account
2006	19,242,716	$9.80 to $11.02	$199,161,043	3.97%		0.95% to 2.60%	(1.68)% to 0.02%
2005	11,734,912	9.96 to 11.02	123,452,124	5.55	[4]	0.95 to 2.70	(1.15) to 0.66
2004	4,519,520	10.08 to 10.94	48,866,901	4.51	[4]	0.95 to 2.80	0.79 to 5.24
2003	1,044,765	10.35 to 10.40	10,856,137	2.25		0.95 to 1.65	3.50 to 3.99

MML Babson Managed Bond Sub-Account
2006	17,359,774	10.10 to 11.93	193,580,916	4.79		0.95 to 2.60	1.38 to 3.13
2005	12,686,181	9.97 to 11.57	140,857,326	5.06		0.95 to 2.70	(0.43) to 1.39
2004	7,728,398	10.01 to 11.41	88,499,738	4.09		0.95 to 2.80	0.11 to 3.48
2003	4,914,339	10.92 to 12.92	55,361,694	5.82		0.95 to 1.65	1.59 to 4.63
2002	1,737,169	10.51 to 12.42	19,428,147	5.12		0.53 to 1.49	5.07 to 7.13

MML Capital Guardian Asset Allocation Sub-Account
2006	11,212,360	11.96 to 15.14	164,094,352	0.89		0.95 to 2.60	11.01 to 12.20
2005	9,539,271	10.84 to 13.49	125,889,659	2.39		0.95 to 2.70	6.16 to 8.11
2004	7,586,230	10.21 to 12.48	94,120,425	2.71		0.95 to 2.80	2.11 to 7.32
2003	2,550,838	11.58 to 11.63	29,648,828	4.44		0.95 to 1.65	15.75 to 16.29

MML Capital Guardian Growth & Income Sub-Account
2006	13,263,945	11.37 to 15.71	199,848,549	0.38		0.95 to 2.60	7.88 to 9.04
2005	12,934,513	10.61 to 14.40	181,018,866	1.41		0.95 to 2.70	2.94 to 4.83
2004	10,653,909	10.31 to 13.74	145,177,779	1.22		0.95 to 2.80	3.09 to 9.33
2003	3,389,659	12.51 to 12.57	42,584,763	1.97		0.95 to 1.65	25.09 to 25.68

MML Davis Large Cap Value Sub-Account
2006	11,428,548	12.19 to 14.87	154,636,221	0.85		0.95 to 2.60	11.26 to 13.18
2005	6,610,044	10.95 to 13.14	80,447,040	0.99		0.95 to 2.70	6.30 to 8.26
2004	2,944,579	10.30 to 12.14	34,093,972	1.00		0.95 to 2.80	3.05 to 10.79
2003	1,498,680	9.04 to 10.96	15,562,982	1.09		0.95 to 1.55	24.44 to 28.31
2002	595,121	7.09 to 8.54	4,518,399	(0.24)		0.26 to 1.49	(17.50) to (14.64)

MML Emerging Growth Sub-Account
2006	640,317	10.63 to 12.20	7,020,513	-		0.95 to 2.60	3.22 to 4.32
2005	634,163	10.37 to 11.69	6,618,205	-		0.95 to 2.70	(1.81) to 0.00
2004	600,477	10.56 to 11.69	6,153,027	-		0.95 to 2.80	5.58 to 13.58
2003	347,378	4.87 to 10.29	2,898,371	-		0.95 to 1.55	38.55 to 44.59
2002	133,512	3.39 to 7.12	520,323	(1.35)		0.21 to 1.49	(43.32) to (28.77)

MML Equity Index Sub-Account
2006	3,286,267	11.82 to 13.47	38,936,902	1.90		0.95 to 2.60	13.00 to 14.21
2005	2,229,995	10.53 to 11.80	23,996,081	1.44		0.95 to 2.70	1.68 to 3.55
2004	2,277,191	10.36 to 11.39	23,534,883	1.93		0.95 to 2.80	3.57 to 9.38
2003	1,717,538	7.38 to 10.42	15,659,873	1.70		0.95 to 1.65	21.09 to 26.86
2002	1,134,453	5.83 to 8.21	7,558,010	(0.12)		0.34 to 1.49	(23.61) to (17.91)

MML GMO Growth Equity Sub-Account
2006	673,970	9.84 to 10.59	6,662,047	0.48		0.95 to 2.60	(0.12) to 0.95
2005	681,087	9.92 to 10.49	6,569,761	0.42		0.95 to 2.70	1.04 to 2.90
2004	696,634	9.82 to 10.20	6,458,309	0.54		0.95 to 2.80	(1.84) to 3.89
2003	546,060	5.49 to 9.82	4,639,923	0.03		0.95 to 1.55	14.81 to 21.78
2002	331,163	4.52 to 8.06	2,109,305	(1.39)		0.32 to 1.49	(28.82) to (19.37)

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (AS RESTATED) (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
MML Goldman Sachs Small Cap Value Sub-Account
2006	10,441,820	$14.15 to $20.78	$171,008,074	0.47%	0.95% to 2.60%	16.72% to 18.73%
2005	6,204,530	12.12 to 17.50	90,515,290	0.72	0.95 to 2.70	5.80 to 7.74
2004	2,343,925	11.46 to 16.25	36,483,476	0.15	0.95 to 2.80	14.56 to 22.58
2003	439,549	13.19 to 13.25	5,822,537	0.02	1.18 to 1.55	31.91 to 32.53

MML Legg Mason Concentrated Growth Sub-Account (Class II)
2006	1,030,147	8.63 to 11.69	11,867,829	0.07	1.18 to 1.65	4.15 to 4.64
2005	1,215,939	8.25 to 11.22	13,465,014	0.21	1.18 to 1.65	11.01 to 11.53
2004	1,343,212	7.39 to 10.11	13,378,278	0.25	1.18 to 1.65	16.30 to 16.84
2003	1,482,601	6.33 to 8.70	12,693,141	0.48	1.18 to 1.49	16.66 to 19.12
2002	1,668,975	5.31 to 7.33	12,050,639	(0.85)	1.18 to 1.49	(16.92) to (16.66)

MML Legg Mason Concentrated Growth Sub-Account (Class I)
2006	1,279,871	12.39 to 14.22	18,029,603	0.04	0.95 to 2.60	3.62 to 4.73
2005	1,322,972	12.04 to 13.58	17,871,303	0.01	0.95 to 2.70	9.49 to 11.50
2004	1,012,358	10.99 to 12.18	12,320,282	0.03	0.95 to 2.80	9.93 to 16.85
2003	711,254	10.32 to 10.42	7,410,941	0.29	0.95 to 1.55	18.39 to 19.11
2002	144,130	8.72 to 8.75	1,261,120	(0.21)	0.15 to 0.55	(12.49) to (12.80)

MML Neuberger Berman Global Sub-Account (Class II)
2006	998,493	6.84 to 9.57	9,698,741	0.52	1.18 to 1.65	10.51 to 11.03
2005	1,157,150	6.16 to 8.66	10,167,991	1.35	1.18 to 1.65	4.14 to 4.63
2004	1,341,424	5.89 to 8.31	11,305,731	1.00	1.18 to 1.65	3.06 to 3.55
2003	1,519,248	5.69 to 8.22	12,394,356	1.14	1.18 to 1.49	22.14 to 24.11
2002	1,733,449	4.64 to 6.72	11,585,864	(0.56)	1.18 to 1.49	(26.61) to (26.38)

MML Neuberger Berman Global Sub-Account (Class I)
2006	824,055	10.92 to 11.67	9,701,844	0.56	0.95 to 2.60	9.99 to 11.16
2005	768,737	10.00 to 10.49	8,093,419	1.26	0.95 to 2.70	2.69 to 4.57
2004	694,847	9.73 to 10.04	6,971,516	1.03	0.95 to 2.80	(2.66) to 3.54
2003	446,172	9.60 to 9.69	4,323,589	0.99	0.95 to 1.55	21.83 to 22.53
2002	72,411	7.88 to 7.91	572,875	0.34	1.24 to 91.49	(21.17) to (20.89)

MML OTC 100 Sub-Account
2006	238,474	4.20 to 10.89	1,545,165	0.06	1.18 to 2.60	5.03 to 5.53
2005	204,265	3.98 to 10.48	1,081,814	0.05	1.18 to 2.70	(1.47) to 0.11
2004	245,790	3.98 to 10.63	991,583	0.59	1.18 to 2.80	6.34 to 9.07
2003	291,864	3.58 to 3.64	1,050,328	-	1.18 to 1.65	30.50 to 46.89
2002	173,980	2.45 to 2.48	427,253	(1.41)	1.18 to 1.49	(38.54) to (38.15)

MML Oppenheimer Small Cap Equity Sub-Account
2006	1,423,790	11.37 to 13.70	20,465,774	0.40	0.95 to 2.60	8.30 to 9.45
2005	1,449,940	10.56 to 12.51	19,393,351	0.26 [4]	0.95 to 2.70	(2.93) to (1.15)
2004	1,398,499	10.88 to 12.66	19,254,272	0.20 [4]	0.95 to 2.80	8.84 to 15.26
2003	1,006,985	10.88 to 14.00	12,456,383	0.23	0.95 to 1.65	24.38 to 30.12
2002	664,238	8.41 to 10.82	6,782,828	(1.07)	0.38 to 1.49	(15.86) to (12.87)

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (AS RESTATED) (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
MML Oppenheimer Small Company Opportunities Sub-Account
2006	2,215,534	$13.40 to $18.11	$38,833,150	-%	0.95% to 2.60%	13.14% to 14.36%
2005	1,952,776	11.92 to 15.84	30,510,137	- [4]	0.95 to 2.70	7.93 to 9.91
2004	1,629,066	11.04 to 14.41	23,658,549	- [4]	0.95 to 2.80	10.41 to 17.69
2003	795,521	12.13 to 13.99	9,969,096	7.99	0.95 to 1.65	35.91 to 40.89
2002	256,225	8.65 to 9.97	2,384,027	(0.72)	0.18 to 1.48	(13.45) to (7.70)

MML Oppenheimer/Bernstein Equity Sub-Account
2006	2,489,633	12.51 to 14.41	30,950,857	1.47	0.95 to 2.60	15.65 to 16.89
2005	2,525,208	10.89 to 12.33	26,606,371	1.93	0.95 to 2.70	0.31 to 2.15
2004	2,511,303	10.86 to 12.07	25,478,188	2.31	0.95 to 2.80	8.56 to 14.75
2003	2,141,812	7.53 to 10.52	18,153,315	2.04	0.95 to 1.65	22.33 to 26.29
2002	1,906,277	5.99 to 8.33	12,143,086	1.67	0.23 to 1.49	(20.74) to (16.70)

MML Small Cap Index Sub-Account
2006	2,579,448	12.26 to 15.59	39,925,340	0.51	0.95 to 2.60	12.92 to 14.12
2005	1,820,949	10.93 to 13.66	24,881,906	0.63	0.95 to 2.70	1.42 to 3.28
2004	1,604,276	10.77 to 13.22	21,464,053	0.37	0.95 to 2.80	7.74 to 16.64
2003	783,593	10.73 to 12.78	9,126,985	0.63	0.95 to 1.65	38.67 to 44.98
2002	234,594	7.41 to 8.86	1,995,794	(0.48)	0.40 to 1.49	(22.11) to (21.52)

MML T. Rowe Price Blue Chip Growth Sub-Account
2006	3,410,709	11.21 to 12.95	44,037,484	0.13	0.95 to 2.60	7.28 to 8.43
2005	3,144,919	10.52 to 11.94	37,598,724	0.12	0.95 to 2.70	3.05 to 4.94
2004	2,722,668	10.21 to 11.38	31,078,953	0.79	0.95 to 2.80	2.05 to 7.66
2003	1,207,195	10.47 to 11.99	12,807,065	0.24	0.95 to 1.55	19.49 to 27.48
2002	202,915	8.26 to 8.29	1,681,169	(0.16)	0.29 to 0.64	(17.43) to (17.14)

MML T. Rowe Price Equity Income Sub-Account
2006	17,986,182	12.54 to 14.42	249,536,405	0.75	0.95 to 2.60	15.89 to 17.89
2005	12,329,720	10.82 to 12.23	147,375,797	1.71	0.95 to 2.70	1.09 to 2.94
2004	6,627,759	10.71 to 11.88	78,811,146	1.79	0.95 to 2.80	7.07 to 13.83
2003	2,686,161	10.34 to 12.20	28,185,183	2.00	0.95 to 1.55	21.57 to 25.18
2002	521,632	8.37 to 8.40	4,380,575	1.73	0.28 to 0.83	(16.32) to (16.02)

MML T. Rowe Price Mid Cap Growth Sub-Account
2006	5,939,636	9.90 to 15.48	98,326,511	-	0.95 to 2.60	5.01 to 5.75
2005	5,950,501	14.64 to 17.27	96,665,970	-	0.95 to 1.65	12.86 to 13.65
2004	6,122,064	12.88 to 15.30	88,359,910	-	0.95 to 1.65	16.41 to 17.22
2003	4,747,940	10.09 to 17.50	60,650,899	-	0.95 to 1.65	29.23 to 36.99
2002	2,068,825	7.38 to 12.82	22,792,603	(1.36)	0.50 to 1.49	(22.42) to (19.85)

MML Templeton Foreign Sub-Account
2006	13,470,982	14.06 to 15.86	206,306,455	0.79	0.95 to 2.60	20.28 to 22.35
2005	8,179,250	11.69 to 12.96	103,074,901	1.08	0.95 to 2.70	7.16 to 9.13
2004	3,367,745	10.91 to 11.87	39,049,003	0.95	0.95 to 2.80	9.11 to 17.41
2003	1,527,278	8.38 to 10.11	14,968,048	1.49	0.95 to 1.55	30.10 to 31.04
2002	492,644	6.42 to 7.72	3,538,747	(0.14)	0.47 to 1.49	(23.05) to (19.52)

MML W&R/Wellington Small Cap Growth Equity Sub-Account
2006	8,994,511	12.21 to 15.66	129,086,861	-	0.95 to 2.60	6.23 to 8.06
2005	4,749,265	11.50 to 14.49	64,574,396	-	0.95 to 2.70	8.53 to 10.52
2004	1,866,180	10.59 to 13.11	24,107,610	-	0.95 to 2.80	5.95 to 12.18
2003	909,989	7.82 to 12.84	10,889,111	-	0.95 to 1.65	35.44 to 47.23
2002	439,927	5.33 to 8.76	3,698,037	(1.33)	0.39 to 1.49	(27.01) to (20.56)

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (AS RESTATED) (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
Oppenheimer Balanced Sub-Account
2006	4,014,788	$11.38 to $13.88	$54,023,656	2.11%	0.95% to 2.60%	8.93% to 10.10%
2005	4,148,701	10.51 to 12.61	51,002,965	1.68	0.95 to 2.70	1.05 to 2.91
2004	3,671,852	10.40 to 12.25	44,310,417	0.86	0.95 to 2.80	4.03 to 9.06
2003	2,263,601	10.88 to 11.23	25,044,650	2.11	0.95 to 1.65	18.03 to 23.84
2002	1,074,265	8.64 to 9.07	9,544,509	2.86	0.35 to 1.49	(11.73) to (9.25)

Oppenheimer Capital Appreciation Sub-Account
2006	22,645,729	10.87 to 12.28	272,716,232	0.32	0.95 to 2.60	5.11 to 6.93
2005	15,776,215	10.34 to 11.48	178,372,356	0.78	0.95 to 2.70	2.23 to 4.11
2004	9,980,390	10.12 to 11.03	108,297,483	0.25	0.95 to 2.80	1.17 to 5.93
2003	5,305,730	7.08 to 10.41	53,994,322	0.27	0.95 to 1.65	23.01 to 29.64
2002	2,244,787	5.47 to 8.03	17,262,854	(0.78)	0.54 to 1.49	(27.94) to (19.74)

Oppenheimer Core Bond Sub-Account
2006	1,198,808	15.67	18,783,423	5.42	1.40	3.82
2005	1,378,374	15.09	20,802,450	5.27	1.40	1.16
2004	1,523,329	14.92	22,725,398	4.85	1.40	4.03
2003	1,814,768	14.34	26,025,407	5.60	1.40	5.29
2002	1,898,095	13.62	25,851,563	4.83	1.40	7.56

Oppenheimer Global Securities Sub-Account
2006	20,000,806	13.99 to 17.23	334,314,359	0.92	0.95 to 2.60	14.60 to 16.58
2005	15,779,188	12.21 to 14.78	231,427,993	0.91	0.95 to 2.70	11.19 to 13.23
2004	11,125,452	10.98 to 13.05	148,093,441	0.96	0.95 to 2.80	9.80 to 18.04
2003	5,530,374	8.84 to 13.21	64,290,605	0.55	0.95 to 1.65	40.77 to 41.76
2002	2,435,869	6.25 to 9.37	21,178,987	(0.86)	0.50 to 1.49	(23.29) to (21.95)

Oppenheimer High Income Sub-Account
2006	5,672,524	11.16 to 13.99	76,410,783	7.33	0.95 to 2.60	6.55 to 8.39
2005	5,540,219	10.47 to 12.91	69,576,638	6.27	0.95 to 2.70	(0.48) to 1.35
2004	4,956,170	10.52 to 12.74	62,358,843	5.27	0.95 to 2.80	5.23 to 7.94
2003	3,105,998	11.31 to 11.80	36,116,101	4.50	0.95 to 1.65	10.59 to 22.80
2002	1,096,992	9.26 to 9.61	10,250,409	7.01	0.49 to 1.49	(4.23) to (3.54)

Oppenheimer International Growth Sub-Account
2006	2,690,165	15.44 to 17.78	48,950,097	0.58	0.95 to 2.60	27.35 to 29.55
2005	2,043,148	12.12 to 13.72	29,018,078	0.84	0.95 to 2.70	10.95 to 12.99
2004	1,751,917	10.93 to 12.15	22,271,732	1.23	0.95 to 2.80	9.28 to 16.74
2003	979,769	6.66 to 14.40	11,093,066	1.21	0.95 to 1.55	47.87 to 51.75
2002	470,639	4.49 to 9.73	3,930,861	(0.69)	0.44 to 1.49	(30.28) to (29.35)

Oppenheimer Main Street Sub-Account
2006	6,178,552	11.81 to 13.34	77,238,491	1.13	0.95 to 2.60	12.01 to 13.94
2005	6,467,677	10.55 to 11.71	70,773,358	1.33	0.95 to 2.70	3.08 to 4.98
2004	6,516,496	10.23 to 11.15	67,526,413	0.77	0.95 to 2.80	2.30 to 8.42
2003	5,247,122	7.71 to 10.29	49,223,810	0.77	0.95 to 1.65	20.88 to 25.59
2002	3,242,245	6.16 to 8.19	22,970,614	(0.68)	0.53 to 1.49	(20.00) to (18.06)

Oppenheimer MidCap Sub-Account
2006	11,468,779	12.11 to 13.36	146,555,041	-	0.95 to 2.60	0.25 to 1.98
2005	7,099,027	12.08 to 13.10	86,742,187	-	0.95 to 2.70	9.26 to 11.27
2004	3,638,059	11.05 to 11.78	36,982,430	-	0.95 to 2.80	10.54 to 18.64
2003	2,155,140	4.05 to 9.93	16,797,297	-	0.95 to 1.65	19.95 to 24.38
2002	1,685,050	3.26 to 7.98	9,742,457	(0.71)	0.49 to 1.49	(28.86) to (20.22)

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (AS RESTATED) (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
Oppenheimer Money Sub-Account
2006	3,999,222	$10.05 to $10.58	$43,495,039	4.62%	0.95% to 2.60%	1.97% to 3.73%
2005	3,492,446	9.86 to 10.20	37,130,008	2.85	0.95 to 2.70	0.05 to 1.89
2004	3,151,653	9.85 to 10.01	33,429,541	0.98	0.95 to 2.80	(1.47) to 0.03
2003	2,738,168	9.92 to 12.31	29,871,100	0.79	0.95 to 1.65	(0.74) to (0.18)
2002	3,042,782	9.99 to 12.38	34,926,783	0.05	0.43 to 1.49	(0.08) to 0.28

Oppenheimer Strategic Bond Sub-Account
2006	22,638,402	10.99 to 14.11	283,281,239	3.75	0.95 to 2.60	4.67 to 6.47
2005	15,494,240	10.50 to 13.25	190,262,952	3.76	0.95 to 2.70	(0.14) to 1.70
2004	8,561,743	10.51 to 13.03	111,851,321	4.03	0.95 to 2.80	5.13 to 7.65
2003	4,466,101	11.99 to 13.28	55,910,108	4.51	0.95 to 1.65	8.58 to 16.97
2002	1,750,344	10.31 to 11.40	19,447,122	4.93	0.52 to 1.49	3.15 to 6.18

Panorama Growth Sub-Account
2006	137,708	9.85 to 9.97	1,835,462	1.35	1.18 to 1.65	12.80 to 13.33
2005	178,977	8.69 to 8.84	2,139,469	1.66	1.18 to 1.65	4.68 to 5.17
2004	242,416	8.26 to 8.45	2,799,753	1.09	1.18 to 1.65	7.41 to 7.92
2003	255,219	7.66 to 11.28	2,743,569	1.10	1.18 to 1.65	21.19 to 25.32
2002	265,682	6.11 to 9.02	2,302,887	(0.48)	1.18 to 1.49	(20.17) to (19.92)

Panorama Total Return Sub-Account
2006	186,352	10.65 to 11.26	2,621,686	2.67	1.18 to 1.65	9.88 to 10.39
2005	205,061	9.65 to 10.25	2,607,540	2.78	1.18 to 1.65	3.07 to 3.55
2004	280,536	9.32 to 9.94	3,437,900	2.14	1.18 to 1.65	7.67 to 8.18
2003	328,269	8.61 to 11.97	3,729,478	3.06	1.18 to 1.65	15.54 to 19.68
2002	319,614	7.20 to 10.03	3,061,211	2.05	1.18 to 1.49	(15.71) to (15.45)

PIMCO CommodityRealReturn Strategy Sub-Account
2006	197,603	9.33 to 9.43	1,860,485	5.25	0.95 to 2.60	(6.33) to (5.68)

[1]

The investment income ratios represent the dividends, excluding distributions of capital gains, received by the sub-accounts from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. Beginning in the year 2003 and forward, these ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the sub-accounts is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.

[2]

The expense ratios represent the annualized contract expenses of Separate Account 4, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction of unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

[3]

The total returns are for the periods indicated, including changes in the value of the underlying fund, and the expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the related minimum and maximum expense ratio amounts, some individual contract total returns and unit values are not within the ranges presented.

[4]

In 2006, Separate Account 4 restated its previously reported investment income ratio for 2005 and 2004. This restatement has no impact on the Sub-Accounts’ previously reported net assets, net asset value per share or total return. See Note 2 to the financial statements.

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (AS RESTATED) (Continued)

B.	Separate Account 4 assesses charges associated with the contract. These charges are either assessed as a direct reduction in unit values or through a redemption of units for all contracts contained within Separate Account 4.

Mortality and Expense Risk Charge*	0.80% - 1.55% of the daily value of the assets invested in each fund.
This charge is assessed through a reduction in unit values.

Administrative Charge	0.15% of the daily value of the assets invested in each fund.
This charge is assessed through a reduction in unit values.

Administrative Contract Maintenance Charge	$0 - $40 per contract, annually.
This charge is assessed through the redemption of units.

Contingent Deferred Sales Charge	0% - 8%
This charge is assessed through the redemption of units.
Death Benefit Options Charges for these options are assessed through a reduction in unit values.	See Note 1 for specific charges and a description of death benefit options in Separate Account 4 that are assessed through a reduction in unit values.

Rider Charges These charges are assessed through a reduction in unit values.

A. Reset Death Benefit	0.00% - 0.10% of the daily value of the assets in each fund.

B. Ratchet Death Benefit	0.00% - 0.40% of the daily value of the assets in each fund.

*	The Panorama Premier segment charges its contract owners a mortality and expense risk charge equal, on an annual basis, to 1.25% of the daily value of the assets invested in each fund. Subject to state availability, certificates issued on or after September 10, 2001 will receive an increase in the certificate value allocated to the fund by 0.15% on each certificate anniversary. The net effect of the credit is a mortality and expense risk charge of 1.10%.

Notes To Financial Statements (Continued)

9.	FUND SUBSTITUTION

Effective April 28, 2006, several funds were replaced with other funds pursuant to “fund substitutions.” These substitutions were implemented by renaming certain sub-accounts and liquidating other sub-accounts. The sub-accounts that were liquidated had the contract value transferred to a replacement sub-account.

Replaced Fund (no longer available)	Replacement Fund	Former Sub-Account	Current Sub-Account
Sub-accounts re-named:
American Century® VP Income & Growth Fund	MML Income & Growth Fund	American Century VP Income and Growth	MML American Century Income & Growth
American Century® VP Value Fund	MML Mid Cap Value Fund	American Century VP Value	MML American Century Mid Cap Value
American Funds® Asset Allocation Fund (Class 2)	MML Asset Allocation Fund	American Funds® Asset Allocation	MML Capital Guardian Asset Allocation
American Funds® Growth-Income Fund (Class 2)	MML Growth & Income Fund	American Funds® Growth-Income	MML Capital Guardian Growth & Income
Fidelity® VIP Growth Portfolio (Service Class)	MML Large Cap Growth Fund	Fidelity® VIP Growth	MML AllianceBernstein Large Cap Growth
Franklin Small Cap Value Securities Fund (Class 2)	MML Small Cap Value Fund	Franklin Small Cap Value Securities	MML Goldman Sachs Small Cap Value
Janus Aspen Forty Portfolio (Institutional Shares)	MML Concentrated Growth Fund (Class II)	Janus Aspen Forty	MML Legg Mason Concentrated Growth/(Class II)
Janus Aspen Forty Portfolio (Service Shares)	MML Concentrated Growth Fund (Class I)	Janus Aspen Forty	MML Legg Mason Concentrated Growth/(Class I)
Janus Aspen Worldwide Growth Portfolio (Institutional Shares)	MML Global Fund (Class II)	Janus Aspen Worldwide Growth	MML Neuberger Berman Global/(Class II)
Janus Aspen Worldwide Growth Portfolio (Service Shares)	MML Global Fund (Class I)	Janus Aspen Worldwide Growth	MML Neuberger Berman Global/(Class I)
Scudder VIT Small Cap Index Fund	MML Small Cap Index Fund	Scudder VIT Small Cap Index	MML Small Cap Index
T. Rowe Price Blue Chip Growth Portfolio	MML Blue Chip Growth Fund	T. Rowe Price Blue Chip Growth	MML T. Rowe Price Blue Chip Growth
T. Rowe Price Equity Income Portfolio	MML Equity Income Fund	T. Rowe Price Equity Income	MML T. Rowe Price Equity Income
T. Rowe Price Mid-Cap Growth Portfolio	MML Mid Cap Growth Fund	T. Rowe Price Mid Cap Growth	MML T. Rowe Price Mid Cap Growth
Templeton Foreign Securities Fund (Class 2)	MML Foreign Fund	Templeton Foreign Securities	MML Templeton Foreign
Sub-accounts liquidated:
Calvert Social Balanced Portfolio	MML Asset Allocation Fund	Calvert Social Balanced	MML Capital Guardian Asset Allocation
Fidelity® VIP Growth Opportunities Portfolio (Service Class)	MML Growth & Income Fund	Fidelity® VIP Growth Opportunities	MML Capital Guardian Growth & Income
Janus Aspen Balanced Portfolio (Institutional Shares)	MML Blend Fund	Janus Aspen Balanced	MML Babson Blend
Janus Aspen Balanced Portfolio (Service Shares)	MML Blend Fund	Janus Aspen Balanced	MML Babson Blend
MFS® Investors Trust Series	MML Enhanced Index Core Equity Fund	MFS® Investors Trust	MML Babson Enhanced Index Core Equity
MFS® New Discovery Series	MML Small Cap Index Fund	MFS® New Discovery	MML Small Cap Index

Independent Auditors’ Report

The Board of Directors and Policyholders of

Massachusetts Mutual Life Insurance Company:

We have audited the accompanying statutory statements of financial position of Massachusetts Mutual Life Insurance Company (the “Company”) as of December 31, 2006 and 2005, and the related statutory statements of income, changes in surplus, and cash flows for each of the years in the three-year period ended December 31, 2006. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards as established by the Auditing Standards Board (United States) and in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Note 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance (“statutory accounting practices”), which practices differ from U.S. generally accepted accounting principles. The effects on the financial statements of the variances between the statutory accounting practices and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the variances between the statutory accounting practices and U.S. generally accepted accounting principles discussed in the preceding paragraph, the Company’s financial statements do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2006 and 2005, or the results of its operations or its cash flows for each of the years in the three-year period ended December 31, 2006. In our opinion, the Company’s financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2006 and 2005, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2006, on the basis of statutory accounting practices as described in Note 2.

We also have examined, in accordance with the attestation standards established by the American Institute of Certified Public Accountants (United States) and the auditing standards of the Public Company Accounting Oversight Board (United States), the effectiveness of the Company’s internal control over financial reporting as of December 31, 2006, based on criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO), and our report dated February 23, 2007 expressed an unqualified opinion on management’s assessment of, and the effective operation of, internal control over financial reporting.

/s/ KPMG LLP

February 23, 2007

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF FINANCIAL POSITION

	December 31,
	2006	2005
	(In Millions)
Assets:

Bonds	$40,333	$37,263
Preferred stocks	255	132
Common stocks – subsidiaries and affiliates	3,177	2,992
Common stocks – unaffiliated	1,145	961
Mortgage loans on real estate	10,007	8,556
Contract loans	7,799	7,284
Real estate	1,265	1,298
Partnerships and limited liability companies	3,776	2,635
Derivatives and other invested assets	987	1,275
Cash, cash equivalents and short-term investments	656	3,884

Total invested assets	69,400	66,280

Investment income due and accrued	670	668
Other than invested assets	1,311	1,171

Total assets excluding separate accounts	71,381	68,119

Separate account assets	37,840	32,575

Total assets	$109,221	$100,694

See notes to statutory financial statements.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF FINANCIAL POSITION, continued

	December 31,
	2006	2005
	(In Millions)
Liabilities:

Policyholders’ reserves	$54,804	$52,896
Liabilities for deposit-type contracts	3,586	4,339
Contract claims and other benefits	241	258
Policyholders’ dividends	1,245	1,172
General expenses due or accrued	730	595
Federal income taxes	125	69
Asset valuation reserve	1,694	1,466
Reverse repurchase agreements	1,183	244
Other liabilities	873	1,063

Total liabilities excluding separate accounts	64,481	62,102

Separate account liabilities	37,713	31,904

Total liabilities	102,194	94,006

Surplus	7,027	6,688

Total liabilities and surplus	$109,221	$100,694

See notes to statutory financial statements.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF INCOME

	Years Ended December 31,
	2006	2005	2004
	(In Millions)
Revenue:

Premium income	$12,484	$11,854	$12,500
Net investment income	4,155	4,022	3,838
Fees and other income	388	343	311

Total revenue	17,027	16,219	16,649

Benefits and expenses:

Policyholders’ benefits, payments and interest on deposit-type contracts	10,187	9,531	7,795
Change in policyholders’ reserves	3,494	3,498	5,827
General insurance expenses	1,090	914	1,112
Commissions	513	488	520
State taxes, licenses and fees	112	111	107

Total benefits and expenses	15,396	14,542	15,361

Net gain from operations before dividends and federal income taxes	1,631	1,677	1,288

Dividends to policyholders	1,226	1,155	996

Net gain from operations before federal income taxes	405	522	292

Federal income tax (benefit) expense	(50)	73	132

Net gain from operations	455	449	160

Net realized capital gains (after tax expense of $77 million, $58 million and $30 million and transfers of net loss to the interest maintenance reserve of $(76) million, $(168) million and $(28) million, respectively)	248	214	137

Net income	$703	$663	$297

See notes to statutory financial statements.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CHANGES IN SURPLUS

	Years Ended December 31,
	2006	2005	2004
	(In Millions)

Surplus, beginning of year	$6,688	$6,291	$6,282

Increase due to:
Net income	703	663	297
Change in net unrealized capital gains	84	209	120
Change in net unrealized foreign exchange capital gains	4	84	39
Change in asset valuation reserve	(228)	(326)	(252)
Change in non-admitted assets	(136)	(193)	(246)
Change in reserve valuation basis	—	11	6
Change in net deferred income taxes	(42)	29	59
Prior period disability reserve adjustment	—	(61)	—
Other prior period adjustments	(46)	(15)	(5)
Other	—	(4)	(9)

Net increase	339	397	9

Surplus, end of year	$7,027	$6,688	$6,291

See notes to statutory financial statements.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2006	2005	2004
	(In Millions)
Cash from operations:
Premium and other income collected	$12,871	$12,180	$12,871
Net investment income	3,881	3,828	3,890
Benefit payments	(10,023)	(9,303)	(7,630)
Net transfers to separate accounts	(1,672)	(1,458)	(3,327)
Commissions and other expenses	(1,549)	(1,510)	(1,770)
Dividends paid to policyholders	(1,153)	(999)	(1,100)
Federal and foreign income taxes recovered (paid)	6	(340)	85

Net cash from operations	2,361	2,398	3,019

Cash from investments:
Proceeds from investments sold, matured, or repaid:
Bonds	14,374	21,679	11,699
Common stocks – unaffiliated	1,188	747	539
Mortgage loans on real estate	2,094	2,743	1,978
Real estate	157	240	703
Other	1,362	595	802

	19,175	26,004	15,721

Cost of investments acquired:
Bonds	(17,151)	(20,313)	(17,421)
Common stocks - unaffiliated	(1,161)	(621)	(591)
Mortgage loans on real estate	(3,556)	(2,459)	(3,159)
Real estate	(154)	(4)	(302)
Other	(2,290)	(2,141)	(1,180)

	(24,312)	(25,538)	(22,653)
Net increase in contract loans	(514)	(373)	(348)

Net cash from investments	(5,651)	93	(7,280)

Cash from financing and other sources:
Net (withdrawals) deposits on deposit-type contracts	(1,006)	(771)	994
Reverse repurchase agreements	939	192	(136)
Other cash provided (applied)	129	(324)	(836)

Net cash provided (applied) from financing and other sources	62	(903)	22

Net change in cash, cash equivalents and short-term investments	(3,228)	1,588	(4,239)
Cash, cash equivalents and short-term investments, beginning of year	3,884	2,296	6,535

Cash, cash equivalents and short-term investments, end of year	$656	$3,884	$2,296

See notes to statutory financial statements.

NOTES TO STATUTORY FINANCIAL STATEMENTS

1.	Nature of operations

MassMutual Financial Group (“MMFG”) is comprised of Massachusetts Mutual Life Insurance Company (the “Company”) and its subsidiaries. MMFG is a global, diversified financial services organization providing life insurance, disability income insurance, long-term care insurance, annuities, structured settlement annuities, retirement and savings products, investment management, mutual funds, and trust services to individual and institutional customers. The Company is organized as a mutual life insurance company.

2.	Summary of significant accounting policies and practices

a.	Basis of presentation

The statutory financial statements have been prepared in conformity with the statutory accounting practices of the National Association of Insurance Commissioners (“NAIC”) and the accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance (“Division”).

Statutory accounting practices are different in some respects from financial statements prepared in accordance with United States generally accepted accounting principles (“GAAP”). The more significant differences between statutory accounting principles and GAAP are as follows: (a) certain acquisition costs, such as commissions and other variable costs, that are directly related to acquiring new business, are charged to current operations as incurred, whereas GAAP generally capitalizes these expenses and amortizes them based on profit emergence over the expected life of the policies or over the premium payment period; (b) statutory policy reserves are based upon the Commissioners’ Reserve Valuation Method or net level premium method and prescribed statutory mortality, morbidity and interest assumptions, whereas GAAP reserves would generally be based upon the net level premium method or the estimated gross margin method, with estimates of future mortality, morbidity and interest assumptions; (c) bonds are generally carried at amortized cost, whereas GAAP generally reports bonds at fair value; (d) deferred income taxes, which provide for book versus tax temporary differences, are subject to limitation and are charged to surplus, whereas GAAP would include the change in deferred taxes in net income; (e) payments received for universal and variable life insurance products and variable annuities are reported as premium income and changes in reserves, whereas GAAP would treat these payments as deposits to policyholders’ account balances; (f) majority-owned subsidiaries and variable interest entities where the company is the primary beneficiary and certain controlled entities are accounted for using the equity method, whereas GAAP would consolidate these entities; (g) surplus notes are reported in surplus, whereas GAAP would report these notes as liabilities; (h) assets are reported at “admitted asset” value and “non-admitted assets” are excluded through a charge against surplus, whereas GAAP records these assets net of any valuation allowance; (i) reinsurance reserve credits are reported as a reduction of policyholders’ reserves and liabilities for deposit-type contracts, whereas GAAP would report these balances as an asset; (j) an asset valuation reserve (“AVR”) is reported as a contingency reserve to stabilize surplus against fluctuations in the value of stocks, real estate investments, partnerships, and limited liability companies (“LLCs”) as well as credit-related declines in the value of bonds and mortgage loans, whereas GAAP does not

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

record this reserve; (k) after-tax realized capital gains and losses which result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related hedging activities are deferred into the interest maintenance reserve (“IMR”) and amortized into revenue, whereas GAAP reports these gains and losses as revenue; (l) changes in the fair value of derivative financial instruments are recorded as changes in surplus, whereas GAAP generally reports these changes as revenue unless deemed an effective hedge; (m) comprehensive income is not presented, whereas GAAP presents changes in unrealized capital gains and losses, minimum pension liability, and foreign currency translations as other comprehensive income; (n) embedded derivatives are recorded as part of the underlying contract, whereas GAAP would identify and bifurcate certain embedded derivatives from the underlying contract or security and account for them separately; and (o) certain group annuity and universal life contracts which do not pass through all investment gains to contract holders are maintained in the separate accounts, whereas GAAP reports these contracts in the general account assets and liabilities of the Company.

The preparation of financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the statutory financial statements, and the reported amounts of revenues and expenses during the reporting periods. The most significant estimates include those used in determining the carrying values of investments and derivatives, the liability for future policyholders’ reserves and deposit-type contracts, and the amount of investment valuation reserves on mortgage loans, real estate held for sale, other-than-temporary impairments and the liability for taxes. Future events including, but not limited to, changes in the levels of mortality, morbidity, interest rates, persistency and asset valuations, could cause actual results to differ from the estimates used in the statutory financial statements. Although some variability is inherent in these estimates, management believes the amounts presented are appropriate.

b.	Corrections of errors and reclassifications

During 2006, the Company recorded a net pretax decrease to surplus of approximately $103 million attributable to corrections of prior year errors. The Company recorded $46 million through other prior period adjustments, a component of changes in surplus, $41 million through the change in non-admitted assets, and $16 million through the change in net unrealized capital gains. The $16 million decrease was attributable to a pricing error that resulted in an overstatement in the carrying value of common stock and surplus as of December 31, 2005.

Other prior period adjustments of $46 million includes $18 million attributable to the establishment of a liability for postemployment benefits for home office employee severance plans and $18 million attributable to the correction in non-traditional life insurance reserves related to errors in a prior year mortality study and mortality factors.

In 2006, the Company recorded tax corrections which decreased surplus by $48 million, of which $41 million was recorded through surplus as a change in non-admitted assets, and $7 million was recorded through other prior period adjustments. In 2002 and 2003, the Company had incorrectly recorded its net deferred tax asset and federal income tax

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

liability. The correction of these items to the net deferred tax asset in 2006 was non-admitted. These errors relate to the reporting of tax settlements with the federal government and the adjustment to taxes following the submission of the Company’s 2001 federal income tax return.

During 2005, the Company implemented a new disability income active life reserve system. As a result, the Company recorded a prior period disability reserve adjustment increasing the active life reserves by $52 million and disabled life reserves by $9 million, and these increases were recorded as a charge to surplus. These adjustments for both years complied with Statutory Statement of Accounting Principles (“SSAP”) No. 3 “Accounting Changes and Corrections of Errors.”

During 2006, the Company reclassified custodial receipt investments of $906 million from cash, cash equivalents and short-term investments to bonds in its Statutory Statements of Financial Position. Additionally, the reclassification was recorded as bonds acquired in the Statutory Statements of Cash Flows. The reclassification was made after the NAIC Securities Valuation Office (“SVO”) designated the custodial receipts as long-term bonds. The associated net investment income is now reported as long-term bond income. This change had no impact on net income. The December 31, 2005 custodial receipt investments’ balances totaling $868 million was not reclassified. If these balances were reclassified, the December 31, 2005 cash, cash equivalents and short-term investments’ and bonds’ balances would have been $3,016 million and $38,131 million, respectively.

Certain 2005 balances have been reclassified to conform to the current year presentation.

c.	Bonds

Generally, bonds are valued at amortized cost using the constant yield interest method. Bond transactions are recorded on a trade date basis, except for private placement bonds which are recorded on the funding date.

The fair value of bonds is based on values provided by the NAIC’s Securities Valuation Office (“SVO”) when available. If SVO values are not available, quoted market values provided by other third-party organizations are used. If quoted market values are unavailable, fair value is estimated by discounting expected future cash flows using current market rates applicable to yield, credit quality and maturity of the investment or using quoted market values for comparable investments.

For fixed income securities that do not have a fixed schedule of payments, such as asset-backed, mortgage-backed and structured securities, the effect on amortization or accretion is revalued quarterly based on the current estimated cash flows, using either the prospective or retrospective adjustment methodologies, consistently applied by type of security. Certain high quality fixed income securities follow the retrospective method of accounting. Under the retrospective method, the recalculated effective yield equates the present value of the actual and anticipated cash flows, including new prepayment assumptions, to the original cost of the investment. Prepayment assumptions are based on borrower constraints and economic incentives such as the original term, age and

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

coupon of the loan as affected by the interest rate environment. The current carrying value is then increased or decreased to the amount that would have resulted had the revised yield been applied since inception, and investment income is correspondingly decreased or increased. The Company has elected to use the book value as of January 1, 1994 as the cost for applying the retrospective adjustment method to securities purchased prior to that date. All other fixed securities, such as floating rate bonds and interest only securities, follow the prospective method of accounting. Under the prospective method, the recalculated future effective yield equates the carrying value of the investment to the present value of the anticipated future cash flows.

The carrying values of bonds, mortgage-backed and asset-backed securities are written down to fair value when a decline in value is considered to be other-than-temporary. The Company considers the following factors in the evaluation of whether a non-interest related decline in value is other-than-temporary: (a) the financial condition and near-term prospects of the issuer; (b) the likelihood that the Company will be able to collect all amounts due according to the contractual terms of a debt security in effect at the date of acquisition; (c) the Company’s ability and intent to hold the investment for a period of time sufficient to allow for an anticipated recovery in value; and (d) the period and degree to which the market value has been below cost. The Company considers the following factors in the evaluation of whether an interest related decline in value is other-than-temporary: (a) the Company’s near term intent to sell; (b) the Company’s contractual and regulatory obligations; and (c) the Company’s ability to hold the investment until anticipated recovery of the cost of the investment. The Company conducts a quarterly management review of all bonds including those in default, not-in-good standing, or valued below 80% of cost. The Company also considers other qualitative and quantitative factors in determining the existence of other-than-temporary impairments including, but not limited to, unrealized loss trend analysis and significant short-term changes. If the impairment is other-than-temporary, a direct write-down is recognized in realized capital losses and a new cost basis is established.

d.	Preferred stocks

Generally, preferred stocks in good standing are valued at amortized cost. Preferred stocks not in good standing are valued at the lower of amortized cost or fair value. Fair values of preferred stocks are based on published market values, where available. For preferred stocks without readily ascertainable market value, the Company has determined an estimated fair value using broker-dealer quotations or managements’ pricing model.

As of December 31, 2006 and 2005, the Company had a carrying value of $145 million and $22 million, respectively, in preferred stocks for which the transfer of ownership was restricted by contractual requirements.

e.	Common stocks – subsidiaries and affiliates

Common stocks of unconsolidated subsidiaries, including MassMutual Holding LLC (“MMHLLC”) and C.M. Life Insurance Company (“C.M. Life”), are accounted for using the equity method. The Company accounts for the value of its investment in its subsidiary, MMHLLC, at its underlying GAAP net equity, adjusted for certain non-

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

admitted assets. Operating results, less dividend distributions, for MMHLLC are reflected as net unrealized capital gains in the Statutory Statements of Changes in Surplus. Dividend distributions by MMHLLC are recorded in net investment income. Dividend distributions to the Company are limited to MassMutual’s equity in MMHLLC.

f.	Common stocks – unaffiliated

Common stocks, including warrants, are valued at fair value with unrealized capital gains and losses included as a change in surplus. Common stock transactions are recorded on a trade date basis.

The fair value of common stocks is based on values provided by the SVO when available. If SVO values are not available, quoted market values provided by other third-party organizations are used. If quoted market values are unavailable, fair value is estimated by using internal models.

The cost basis of common stocks is adjusted for impairments deemed to be other-than-temporary. The Company considers the following factors in the evaluation of whether a decline in value is other-than-temporary: (a) the financial condition and near-term prospects of the issuer; (b) the Company’s ability and intent to hold the investment for a period of time sufficient to allow for an anticipated recovery in value; and (c) the period and degree to which the market value has been below cost. The Company conducts a quarterly management review of all common stock issuers including those not-in-good standing or valued below 70% of cost. The Company also considers other qualitative and quantitative factors in determining the existence of other-than-temporary impairments including, but not limited to, unrealized loss trend analysis and significant short-term changes. If the impairment is other-than-temporary, a direct write-down to fair value is recognized in realized capital losses and a new cost basis is established.

g.	Mortgage loans on real estate

Mortgage loans are valued at the unpaid principal balance of the loan, net of unamortized premiums and discounts, non-refundable commitment fees and mortgage interest points, and valuation allowances. The mortgage loan portfolio is comprised of commercial mortgage loans, including mezzanine loans, and residential mortgage loan pools. Mezzanine loans are loans secured by a pledge of direct or indirect equity interest in an entity that owns real estate. Residential mortgage loan pools are pools of homogeneous residential mortgage loans substantially backed by Federal Housing Administration and Veterans Administration guarantees.

The fair value of mortgage loans is estimated by discounting expected future cash flows using current interest rates for similar loans with similar credit risk. For non-performing loans, the fair value is the estimated collateral value of the underlying real estate.

When, based upon current information and events, it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement, a valuation allowance is established for the excess of the carrying value of the mortgage loan over its fair value. Collectibility and estimated

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

recoveries are assessed on a loan-by-loan basis considering all events and conditions relevant to the loan. This evaluation is inherently subjective as it requires estimates that are susceptible to significant revisions as more information becomes available, as changes occur in the market or as negotiations with the borrowing entity evolve. Changes to the valuation allowance are recorded as unrealized capital losses in surplus.

When an event occurs resulting in an impairment that is other-than-temporary, a direct write-down is recognized in realized capital losses and a new cost basis is established. An impairment is deemed other-than-temporary when foreclosure proceedings or other procedures leading to the acquisition of the collateral are initiated, the acquisition of the collateral is probable, and a reasonable estimate of the collateral value has been determined.

Interest income earned on impaired loans is accrued on the outstanding principal balance of the loan based on the loan’s contractual coupon rate. Interest is not accrued for impaired loans more than 60 days past due, for loans delinquent more than 90 days, or when collection is improbable. The Company continually monitors mortgage loans where the accrual of interest has been discontinued, and will resume the accrual of interest on a mortgage loan when the facts and circumstances of the borrower and property indicate that the payments will continue to be received per the terms of the original mortgage loan agreement or modified mortgage loan agreement.

h.	Contract loans

Contract loans are carried at the outstanding loan balance less amounts unsecured by the cash surrender value of the policy. At issuance, contract loans are fully secured by the cash surrender value of the policy. Unsecured amounts can occur when subsequent charges are incurred on the underlying policy without the receipt of additional premium. Unsecured amounts were approximately $1 million as of December 31, 2006 and 2005, which were non-admitted. The majority of contract loans are variable rate loans adjusted annually. The carrying value for contract loans approximates the fair value reported in the Statutory Statements of Financial Position. Accrued investment income on contract loans more than 90 days past due is included in the unpaid balance of the contract loan.

i.	Real estate

Investment real estate, which the Company has the intent to hold for the production of income, and real estate occupied by the Company are carried at depreciated cost, less encumbrances. Depreciated cost is adjusted for impairments whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable, with the impairment being included in realized capital losses. Depreciation is calculated using the straight-line method over the estimated useful life of the real estate holding, not to exceed 40 years. Depreciation expense is included in net investment income.

Real estate held-for-sale is carried at the lower of depreciated cost or fair value, less selling costs. Real estate classified as held-for-sale is not depreciated. Adjustments to the carrying value of real estate held-for-sale are recorded when fair value less selling costs is below depreciated cost and are included in realized capital losses.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Real estate acquired in satisfaction of debt is recorded at the lower of cost or fair value at the date of foreclosure.

Fair value is generally estimated using the present value of expected future cash flows discounted at a rate commensurate with the underlying risks. The Company also obtains external appraisals for a rotating sample of properties on an annual basis.

j.	Partnerships and limited liability companies

Partnerships and LLCs, except for investments in partnerships which generate low income housing tax credits (“LIHTC”), are accounted for using the equity method with the change in the equity value of the underlying investment recorded in surplus. When it appears probable that the Company will be unable to recover the outstanding carrying value of an investment, or there is evidence indicating an inability of the investee to sustain earnings to justify the carrying value of the investment, an other-than-temporary impairment is recognized in realized capital losses for the excess of the carrying value over the estimated fair value of the investment. The estimated fair value is determined by assessing the value of the partnership or LLC’s underlying assets, cash flow, current financial condition and other market factors. Distributions not deemed to be a return of capital are recorded in net investment income when received.

Investments in partnerships which generate LIHTC are carried at amortized cost unless considered impaired. Under the amortized cost method, the excess of the carrying value of the investment over its estimated residual value is amortized into income during the period in which tax benefits are allocated. For determining impairments in partnerships which generate LIHTC, the Company uses the present value of all future benefits, the majority of which are tax credits, discounted at a 6.0% risk free rate of return and compares the result to its current book value. Impairments are recognized as realized capital losses.

k.	Derivatives and other invested assets

Other investments consist of investments in derivative financial instruments and other miscellaneous investments.

The Company uses derivative financial instruments in the normal course of business to manage risks, primarily to reduce interest rate and duration imbalances determined in asset/liability analyses. The Company also uses a combination of derivatives and fixed income investments to create synthetic investment positions. These combined investments are created opportunistically when they are economically more attractive than the replicated instrument or when the replicated instrument is unavailable. To a much lesser extent, some of these combinations are considered replication (synthetic asset) transactions as permitted under statutory accounting principles. The Company’s derivative strategy employs a variety of derivative financial instruments, including interest rate swaps, currency swaps, equity and credit default swaps, options, interest rate caps and floors, forward commitments, and financial futures. Investment risk is assessed on a portfolio basis and individual derivative financial instruments are not designated in hedging relationships; therefore, as allowed by accounting rules, the Company specifically and intentionally made the decision not to apply hedge accounting.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Derivative financial instruments are carried at estimated fair value, which is based primarily upon quotations obtained from independent sources. Changes in the fair value of these instruments are recorded as unrealized capital gains and losses in surplus. Gains and losses realized on the termination, closing or assignment of contracts are recorded as realized capital gains and losses. Amounts receivable and payable are accrued.

l.	Cash, cash equivalents and short-term investments

The Company considers all highly liquid investments purchased with maturities of three months or less to be cash and cash equivalents.

Short-term investments, which are carried at amortized cost, consist of all highly liquid investments purchased with maturities of greater than three months and less than or equal to 12 months. Repurchase agreements and investments in money market mutual funds are classified as short-term investments.

The Company has entered into repurchase agreements whereby the Company purchases securities and simultaneously agrees to resell the same or substantially the same securities. Repurchase agreements are accounted for as collateralized lendings with the cash paid for the securities recorded in the statutory financial statements as a short-term investment. The underlying securities are not recorded as investments owned by the Company. The difference between the amount paid and the amount at which the securities will be subsequently resold is reported as interest income. At purchase, the Company requires collateral in the form of securities having a fair value of a minimum of 102% of the securities’ purchase price. If at anytime the fair value of the collateral declines to less than 100% of the securities’ purchase price, the counterparty is obligated to provide additional collateral to bring the total collateral held by the Company to at least 102% of the securities’ purchase price.

The carrying value reported in the Statutory Statements of Financial Position for these instruments approximates the fair value.

m.	Securities lending

The Company participates in a fee-based securities lending program whereby certain securities are loaned to third-party brokers. The Company retains control over loaned securities, which remain assets of the Company and are not removed from the accounting records. The Company has the ability to sell the securities while on loan. Fees received for loaning the securities, net of direct expenses, are recorded in net investment income.

The Company’s policy requires a minimum of 102% of the market value of the loaned securities to be separately held at third party institutions as collateral for the loans; however, the Company does not record or have use of the collateral. Collateral may include treasury securities, agency bonds, mortgage-backed securities and investment grade corporate securities. The Company has the right to terminate the program at any time without penalty.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

n.	Investment income due and accrued

Accrued investment income consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned on the ex-dividend date. Due and accrued income is not recorded on: (a) bonds in default; (b) impaired bonds and mortgage loans more than 60 days past due; (c) bonds and mortgage loans delinquent more than 90 days or where collection of interest is improbable; (d) rent in arrears for more than 90 days; and (e) contract loan interest due and accrued in excess of the cash surrender value of the underlying contract.

o.	Other than invested assets

Other than invested assets primarily includes deferred taxes, fixed assets, goodwill, outstanding premium, and reinsurance recoverables.

Fixed assets are included in other than invested assets at cost less accumulated depreciation and amortization. Depreciation is determined using the straight-line method over the estimated useful lives of the assets. Estimated lives range from one to ten years for leasehold improvements and three to ten years for all other fixed assets. Most unamortized software and office equipment are non-admitted assets.

Goodwill, which consists of a management contract assumed when the ownership of an affiliate was transferred to the Company in 2006, was $9 million, net of accumulated amortization of $2 million, as of December 31, 2006. The goodwill will be amortized to unrealized capital losses through 2009. In those instances when goodwill results from the purchase of a subsidiary, it shall be amortized to unrealized capital losses over the period in which the acquiring entity benefits economically, not to exceed 10 years.

p.	Non-admitted assets

Assets designated as non-admitted by the NAIC include furniture, certain equipment, unamortized software, the amount of the deferred tax asset that will not be realized by the end of the next calendar year, the prepaid pension plan asset, the interest maintenance reserve in a net asset position, certain investments in partnerships for which audits are not performed, and certain other receivables, advances and prepayments. Such amounts are excluded from the Statutory Statements of Financial Position.

q.	Separate accounts

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of individual and group variable annuity, variable life, and other insurance policyholders. Assets consist principally of marketable securities reported at fair value and are not available to satisfy liabilities that arise from any other business of the Company. Separate account liabilities represent segregated policyholder funds administered and invested by the Company to meet specific investment objectives of the policyholders. The Company receives administrative and investment advisory fees from these accounts.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Separate accounts reflect two categories of risk assumption: non-guaranteed separate accounts, for which the policyholder assumes the investment risk; and guaranteed separate accounts for which the Company contractually guarantees either a minimum return or minimum account value to the policyholder. Premium income, benefits and expenses of the separate accounts are reported as a component of net income. Investment income and realized and unrealized capital gains and losses on the assets of separate accounts accrue to policyholders and, accordingly, are not recorded as a component of net income.

The Company may transfer investments from the general account to seed separate investment accounts. Investments transferred to separate accounts are transferred at their fair market value on the date the transaction occurs. Gains related to the transfer are deferred to the extent that the Company maintains a proportionate interest in the separate account. The deferred gain is recognized as the Company’s ownership decreases or when the separate account sells the underlying asset during the normal course of business. Realized capital losses associated with these transfers are recognized immediately.

r.	Policyholders’ reserves

Policyholders’ reserves provide amounts adequate to discharge estimated future obligations in excess of estimated future premium on policies in force.

Reserves for life insurance contracts are developed using accepted actuarial methods computed principally on the net level premium and the Commissioners’ Reserve Valuation Method bases using the American Experience and the 1941, 1958, 1980 and 2001 Commissioners’ Standard Ordinary mortality tables with assumed interest rates.

Reserves for individual annuities are based on account value or accepted actuarial methods, generally the Commissioners’ Annuity Reserve Valuation Method, using applicable interest rates.

Disability income policy reserves are generally calculated using the two year preliminary term, net level premium and fixed net premium methods, and using the 1964 Commissioner Disability Table and the 1985 Commissioner Individual Disability Table A morbidity tables with assumed interest rates.

Disabled life claim reserves are calculated using an actuarially accepted methodology and the 1964 Commissioner Disability Table, 1985 Commissioner Individual Disability Table A, and 2001 Commissioner Individual Disability Table C morbidity tables.

Unpaid claims and claim expense reserves are related to disability and long-term care claims with long-tail payouts. Unpaid disability claim liabilities are projected based on the average of the last three disability payments paid prior to the valuation date. Claim expense reserves are based on an analysis of the unit expenses related to the processing and examination of new and ongoing claims. Interest accrued on reserves is calculated by applying NAIC prescribed interest rates to the average reserves by incurral year.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Tabular interest, tabular less actual reserves released, and tabular cost for all life contracts are determined in accordance with NAIC annual statement instructions. Traditional life, permanent and term products use a formula that applies a weighted-average interest rate determined from a seriatim valuation file to the mean average reserves. Universal life, variable life and group life insurance products use a formula which applies a weighted-average credited rate to the mean account value.

The Company waives deduction of deferred fractional premium at death and returns any portion of the final premium beyond the date of death. Reserves are computed using continuous functions to reflect these practices.

The same reserve methods applied to standard policies are used for substandard reserve calculations that are based on a substandard mortality rate (a multiple of standard reserve tables).

The Company had total life insurance in force of $324,110 million and $299,843 million as of December 31, 2006 and 2005, respectively. Of this total, the Company had $37,083 million and $27,595 million of life insurance in force as of December 31, 2006 and 2005, respectively, for which the gross premium was less than the net premium according to the standard valuation set by the Division. The gross premium is less than the net premium needed to establish the reserves because the statutory reserves must use industry standard mortality tables, while the gross premium calculated by pricing uses mortality tables that reflect both the Company’s experience and the transfer of mortality risk to reinsurers.

Certain variable universal life and variable individual annuity products issued by the Company offer various guaranteed minimum death, accumulation and income benefits. The liabilities for guaranteed minimum death benefits (“GMDB”), guaranteed minimum accumulation benefits (“GMAB”), and guaranteed minimum income benefits (“GMIB”) are included in policyholders’ reserves and the related changes in these liabilities are included in change in policyholders’ reserves.

A GMDB generally provides a benefit if the contract holder dies and the contract value is less than a specified amount. This amount is based on the premium paid less amounts withdrawn or contract value on a specified anniversary date. For an annuity contract, a decline in the stock market causing the contract value to fall below this specified amount will increase the net amount at risk, which is the GMDB in excess of the contract value.

A GMAB is a living benefit that provides the contract holder with a guaranteed minimum contract value at a specified time after its inception. If the account value is below that guarantee at the end of the specified period, it is increased to the guaranteed level and the contract continues from that point. Options for the guarantee period are 10 and 20 years. The 10 year variant may be reset annually after an initial two year period; resetting the benefit restarts the 10 year waiting period. In general, the GMAB requires a guaranteed term selection and adherence to limitations required by an approved asset allocation strategy.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

A GMIB is a living benefit that provides the contract holder with a guaranteed minimum annuitization value. The GMIB would be beneficial to the contract holder if the contract holder’s account value is lower than the GMIB value at the time of annuitization.

The Company’s annuity and variable universal life GMDB, GMAB, and GMIB reserves are calculated in accordance with actuarial guidelines.

All policyholders’ reserves and accruals are based on the various estimates discussed previously and are presented net of reinsurance. Management believes that these liabilities and accruals will be sufficient, in conjunction with future revenues, to meet future anticipated obligations of policies and contracts in force.

s.	Liabilities for deposit-type contracts

Reserves for funding agreements, dividend accumulations, premium deposit funds and investment-type contracts such as supplementary contracts not involving life contingencies and certain structured settlement annuities are based on account value or accepted actuarial methods using applicable interest rates. Fair value is estimated by discounting expected future cash flows using current market rates.

t.	Policyholders’ dividends

The liability for policyholders’ dividends includes the estimated amount of annual dividends and settlement dividends expected to be paid to policyholders in the following year. Policyholders’ dividends incurred are recorded in the Statutory Statements of Income. Dividends expected to be paid to policyholders in the following year are approved annually by the Company’s Board of Directors. The allocation of these dividends to policyholders reflects the relative contribution of each group of participating policies to surplus and considers, among other factors, investment returns, mortality and morbidity experience, expenses, and income tax charges. Settlement dividends are an extra dividend payable at termination of a policy upon maturity, death, or surrender.

u.	Asset valuation reserve

The Company maintains an asset valuation reserve (“AVR”). The AVR is a contingency reserve to stabilize surplus against fluctuations in the statement value of stocks, real estate investments, partnerships and LLCs as well as credit-related declines in the value of bonds and mortgage loans. AVR is reported in the Statutory Statements of Financial Position and the change in AVR is reported in the Statutory Statements of Changes in Surplus.

v.	Reverse repurchase agreements

The Company has entered into reverse repurchase agreements whereby the Company sells securities and simultaneously agrees to repurchase the same or substantially the same securities. Reverse repurchase agreements are accounted for as collateralized borrowings, with the proceeds from the sale of the securities recorded as a liability and

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

the underlying securities recorded as an investment by the Company. Earnings on these investments are recorded as investment income and the difference between the proceeds and the amount at which the securities will be subsequently reacquired is amortized as interest expense, a component of investment expense which is classified as net investment income on the Statutory Statements of Income.

The Company provides collateral as dictated by the reverse repurchase agreement to the counterparty in exchange for a loan amount. If the fair value of the securities sold becomes less than the loan amount, the counterparty may require additional collateral.

w.	Other liabilities

Other liabilities primarily include liabilities related to collateral held on derivative contracts, due and accrued expenses, and amounts held for agents.

x.	Surplus

Surplus of the Company is reported to regulatory authorities and is intended to protect policyholders against possible adverse experience.

y.	Participating contracts

Participating contracts issued by the Company represented approximately 67% and 65% of the Company’s policyholders’ reserves and liabilities for deposit-type contracts as of December 31, 2006 and 2005, respectively.

z.	Reinsurance

The Company enters into reinsurance agreements with other insurance companies in the normal course of business in order to limit its insurance risk. Premium income, benefits to policyholders, and policyholders’ reserves are stated net of reinsurance. Premium income, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains primarily liable to the insured for the payment of benefits if the reinsurer cannot meet its obligations under the reinsurance agreements.

aa.	Premium and related expense recognition

Life insurance premium revenue is generally recognized annually on the anniversary date of the policy and excess premium for flexible products is recognized when received. Annuity premium is recognized as revenue when received. Disability income premium is recognized as revenue when due. Commissions and other costs related to issuance of new policies, and policy maintenance and settlement costs are charged to current operations when incurred. Surrender fee charges on certain life and annuity products are recorded as a reduction of benefits and expenses.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

bb.	Realized and unrealized capital gains and losses

Realized capital gains and losses, net of taxes, exclude gains and losses deferred into the IMR and gains and losses of the separate accounts. Realized capital gains and losses are recognized in net income and are determined using the specific identification method.

All after-tax realized capital gains and losses which result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related hedging activities are deferred into the IMR and amortized into revenue. These interest-related gains and losses are amortized into net investment income using the grouped method over the remaining life of the investment sold or, in the case of derivative financial instruments, over the remaining life of the underlying asset.

Unrealized capital gains and losses are recorded as a change in surplus.

3.	New accounting standards

a.	Adoption of new accounting standards

In June 2005, the National Association of Insurance Commissioners (“NAIC”) issued Statement of Statutory Accounting Principles (“SSAP”) No. 90 “Accounting for the Impairment or Disposal of Real Estate Investments, and Discontinued Operations” with an effective date of January 1, 2006. SSAP No. 90 establishes statutory accounting principles for the impairment or disposal of real estate investments and the treatment of long-lived assets associated with discontinued operations including non-admitted intangible assets other than goodwill. It also establishes statutory accounting principles for properties held for sale. Those properties shall be carried at the lower of depreciated cost or fair value less encumbrances and estimated costs to sell the property. Depreciation is not recognized on held for sale properties. An impairment loss shall be recognized if the carrying amount of a long-lived asset is not recoverable and exceeds its fair value. The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset. Adoption of this statement did not result in a material impact to the Company’s financial condition or results of operations.

In June 2005, the NAIC issued SSAP No. 93 “Accounting for Low Income Housing Tax Credit Property Investments” with an effective date of January 1, 2006. SSAP No. 93 establishes statutory accounting principles for investments in federal and certain state sponsored Low Income Housing Tax Credit (“LIHTC”) properties. State sponsored LIHTC programs that are not in compliance with SSAP No. 93 shall continue to be accounted for in accordance with the requirements of SSAP No. 48 “Joint Ventures, Partnerships and Limited Liability Companies.” The Company recorded a charge to surplus, through other, a component of changes in surplus, of $20 million to convert the LIHTC investment book values from the equity method to the amortized cost method and a related deferred tax asset of $7 million resulting in a $13 million cumulative effect adjustment after tax. Due to the non-admission of certain deferred tax assets under SSAP No. 10 “Income Taxes”, the deferred tax asset of $7 million was non-admitted resulting in a $20 million overall reduction to surplus.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

In June 2006, the NAIC issued SSAP No. 94 “Accounting for Transferable State Tax Credits” with an effective date of December 31, 2006. SSAP No. 94 establishes statutory accounting principles for transferable state tax credits that are consistent with the Statutory Accounting Principles Statement of Concepts and Statutory Hierarchy. Transferable state tax credits held by reporting entities meet the definition of assets as specified in SSAP No. 4 “Assets and Nonadmitted Assets” and will be admissible assets to the extent the tax credits comply with the requirements of this statement. Adoption of this statement occurred in the fourth quarter of 2006 and did not result in a material impact to the Company’s financial condition or results of operations.

b.	Future adoption of accounting standards

In September 2006, the NAIC issued SSAP No. 95 “Exchanges of Nonmonetary Assets, A Replacement of SSAP No. 28 – Nonmonetary Transactions” with an effective date of January 1, 2007. SSAP No. 95 establishes statutory accounting principles for nonmonetary transactions. Specific statutory requirements for certain types of nonmonetary transactions are addressed in other statements. Accounting for nonmonetary transactions shall generally be based on the fair values of the assets (or services) involved. Consequently, this statement adopts FAS No. 153 “Exchanges of Nonmonetary Assets, an amendment of APB Opinion No. 29.” The Company does not expect adoption of this statement to have a material impact on the Company’s financial condition or results of operations.

In December 2006, the NAIC issued SSAP No. 96 “Settlement Requirements for Intercompany Transactions, An Amendment to SSAP No. 25 – Accounting for and Disclosures about Transactions with Affiliates and Other Related Parties” with an effective date of January 1, 2007. This statement establishes a statutory aging threshold for admission of loans and advances to related parties outstanding as of the reporting date. In addition, this statement establishes an aging threshold for admission of receivables associated with transactions for services provided to related parties outstanding as of the reporting date. SSAP No. 96 requires that transactions between related parties be in writing and that written agreements provide for the timely settlement of amounts owed, with a specific due date. Amounts outstanding greater than 90 days from the due date would be non-admitted. The Company does not expect adoption of this statement to have a material impact on the Company’s financial condition or results of operations.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

4.	Investments

The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class, geographic region, industry group, economic characteristic, investment quality, or individual investment.

a.	Bonds

The carrying value and fair value of bonds were as follows:

		December 31, 2006
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Millions)
U. S. government	$4,627	$223	$11	$4,839
States, territories and possessions	33	—	1	32
Political subdivisions of states, territories and possessions	101	21	—	122
Special revenue	5,205	57	44	5,218
Public utilities	1,420	44	19	1,445
Industrial and miscellaneous	26,637	625	255	27,007
Credit tenant loans	206	12	—	218
Parent, subsidiaries and affiliates	2,104	4	106	2,002

	$40,333	$986	$436	$40,883

		December 31, 2005
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Millions)
U. S. government	$7,119	$489	$18	$7,590
States, territories and possessions	34	—	—	34
Political subdivisions of states, territories and possessions	65	23	—	88
Special revenue	3,309	36	39	3,306
Public utilities	1,393	64	10	1,447
Industrial and miscellaneous	23,779	625	184	24,220
Credit tenant loans	233	15	—	248
Parent, subsidiaries and affiliates	1,331	3	3	1,331

	$37,263	$1,255	$254	$38,264

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The table below sets forth the SVO ratings for the bond portfolio along with what the Company believes are the equivalent rating agency designations:

NAIC Class	Equivalent Rating Agency Designation	December 31,
		2006		2005
		Carrying Value	% of Total	Carrying Value	% of Total
		($ In Millions)
1	Aaa/Aa/A	$27,358	68%	$24,773	66%
2	Baa	9,464	24	8,954	24
3	Ba	1,688	4	1,610	4
4	B	1,375	3	1,445	4
5	Caa and lower	252	1	266	1
6	In or near default	196	—	215	1

	Total	$40,333	100%	$37,263	100%

The following table summarizes the carrying value and fair value of bonds as of December 31, 2006 by contractual maturity. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties. Securities that are not due on a single maturity date are included as of the final maturity.

	Carrying Value	Fair Value
	(In Millions)
Due in one year or less	$977	$981
Due after one year through five years	8,529	8,658
Due after five years through 10 years	10,666	10,803
Due after 10 years	20,161	20,441

	$40,333	$40,883

The proceeds from sales, gross realized capital gain and loss activity on sales and other-than-temporary impairments on bonds were as follows:

	Years ended December 31,
	2006	2005	2004
	(In Millions)
Proceeds from sales	$6,747	$12,762	$3,700
Gross realized capital gains on sales	90	105	84
Gross realized capital losses on sales	87	80	52
Impairment losses	32	58	62

Portions of the interest related realized capital gains and losses were deferred into the IMR.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company employs a systematic methodology to evaluate declines in fair value below book value. The methodology to evaluate declines in fair value utilizes a quantitative and qualitative process ensuring that available evidence concerning the declines is evaluated in a disciplined manner. The book values of investments are written down to fair value when a decline in value is considered to be other-than-temporary.

As of December 31, 2006 and 2005, the Company had $13 million and $57 million, respectively, of unrealized losses recorded as a reduction to its carrying value of bonds. These unrealized losses include both NAIC 6 rated bonds recorded as changes in net unrealized capital gains and foreign currency fluctuations recorded as changes in net unrealized foreign exchange capital gains on the Statutory Statements of Changes in Surplus. The following is an analysis of the fair values and gross unrealized losses aggregated by bond category and length of time that the securities were in a continuous unrealized loss position as of December 31, 2006 and 2005.

	December 31, 2006
	Less than 12 months			12 months or longer
	Fair Value	Unrealized Losses	Number of Issuers	Fair Value	Unrealized Losses	Number of Issuers
	($ In Millions)
U. S. government	$574	$3	53	$228	$8	153
States, territories and possessions	—	—	—	30	1	2
Political subdivisions of states, territories and possessions	—	—	—	2	—	1
Special revenue	1,544	14	41	1,001	29	107
Public utilities	164	2	34	494	18	65
Industrial and miscellaneous	4,422	58	586	6,064	213	560
Credit tenant loans	35	—	3	22	—	3
Parent, subsidiaries and affiliates	118	102	7	82	1	4

	$6,857	$179	724	$7,923	$270	895

For U.S. government and special revenue investments, the unrealized losses as of December 31, 2006 were primarily caused by increases in interest rates since original purchase. The unrealized loss for a period of 12 months or more for special revenue investments amounted to $29 million. These investments are of the highest credit quality rating and are backed by the U.S. government or government sponsored agencies. For U.S. governments, $8 million was in an unrealized loss position for a period of 12 months or more. The contractual terms of these investments are guaranteed by the full faith and credit of the U.S. government and cannot be settled for less than par at maturity.

For industrial and miscellaneous and public utilities, the majority of the unrealized losses as of December 31, 2006 were due to changes in interest rates and were spread across multiple industry sectors with no single sector experiencing a disproportionate amount of losses as compared to other sectors. For these investments, $231 million was in an unrealized loss position for a period of 12 months or more.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Based on the Company’s policies for the evaluation of impairments discussed in Note 2c, the Company did not consider these investments to be other-than-temporarily impaired as of December 31, 2006.

	December 31, 2005
	Less than 12 months			12 months or longer
	Fair Value	Unrealized Losses	Number of Issuers	Fair Value	Unrealized Losses	Number of Issuers
	($ In Millions)
U. S. government	$1,044	$16	161	$57	$2	36
States, territories and possessions	28	—	2	4	—	1
Political subdivisions of states, territories and possessions	2	—	1	1	—	1
Special revenue	2,149	32	87	284	7	44
Public utilities	418	7	62	98	4	20
Industrial and miscellaneous	7,196	167	759	1,790	73	228
Credit tenant loans	1	—	1	35	—	1
Parent, subsidiaries and affiliates	41	1	2	48	2	2

	$10,879	$223	1,075	$2,317	$88	333

For U.S. government and special revenue investments, the unrealized losses as of December 31, 2005 were primarily caused by increases in interest rates since original purchase. The unrealized loss for a period of 12 months or more for special revenue investments amounted to $7 million. These investments are of the highest credit quality rating and are backed by the U.S. government or government sponsored agencies. For U.S. governments, $2 million was in an unrealized loss position for a period of 12 months or more. The contractual terms of these investments are guaranteed by the full faith and credit of the U.S. government and cannot be settled for less than par at maturity.

For industrial and miscellaneous and public utilities, the majority of the unrealized losses as of December 31, 2005 were due to changes in interest rates and were spread across multiple industry sectors with no single sector experiencing a disproportionate amount of losses as compared to other sectors. For these investments, $77 million was in an unrealized loss position for a period of 12 months or more.

Based on the Company’s policies for the evaluation of impairments discussed in Note 2c, the Company did not consider these investments to be other-than-temporarily impaired as of December 31, 2005.

For the year ended December 31, 2006, the Company had one wash sale transaction of an NAIC 3 rated bond with a book value of $1 million. The cost of the repurchased security and the gain on the transaction were less than $1 million.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

b.	Common stocks - unaffiliated

The cost and carrying value of common stocks were as follows:

	December 31,
	2006	2005
	(In Millions)
Cost	$848	$697
Gross unrealized gains	320	299
Gross unrealized losses	(23)	(35)

Carrying value	$1,145	$961

The gain and loss activity of common stocks, were as follows:

	Years Ended December 31,
	2006	2005	2004
	(In Millions)
Gross realized capital gains on sales	$224	$160	$138
Gross realized capital losses on sales	33	14	12
Impairment losses	8	18	9

As of December 31, 2006, investments in common stock in an unrealized loss position included holdings with a fair value of $71 million in 202 issuers. These holdings were in an unrealized loss position of $23 million, $8 million of which were in an unrealized loss position more than 12 months. As of December 31, 2005, investments in common stock with an unrealized loss position included holdings with a fair value of $139 million in 215 issuers. These holdings were in an unrealized loss position of $33 million, $16 million of which were in an unrealized loss position more than 12 months. Based upon the Company’s impairment review process, the decline in value of these securities was not considered to be other-than-temporary as of December 31, 2006 and 2005.

As of December 31, 2006 and 2005, the Company had a carrying value of $309 million and $210 million, respectively, in common stocks for which the transfer of ownership was restricted by contractual requirements.

c.	Mortgage loans on real estate

Mortgage loans, comprised of commercial mortgage loans and residential mortgage loan pools, were $10,007 million and $8,556 million, net of valuation allowances of $22 million and $5 million as of December 31, 2006 and 2005, respectively. The Company’s commercial mortgage loans primarily finance various types of commercial real estate properties throughout the United States. Residential mortgage loan pools are pools of homogeneous residential mortgage loans substantially backed by Federal Housing Administration and Veterans Administration guarantees. On occasion, the Company advances funds for the payment of items such as real estate taxes, legal bills, and MAI appraisals to protect collateral. Typically, advances are made on problem loans for which

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

the Company is in negotiations with the borrower. To the extent that advances are not recoverable, they are written off as a realized loss upon the disposition of the mortgage loan. Taxes, assessments and other amounts advanced on behalf of a third party that were not included in the mortgage loan carrying value total were less than $1 million as of December 31, 2006 and 2005.

As of December 31, 2006, scheduled mortgage loan maturities, net of valuation allowances, were as follows:

(In Millions)
2007	$341
2008	536
2009	644
2010	769
2011	979
Thereafter	4,403

Commercial mortgage loans	7,672
Residential mortgage loan pools	2,335

Total mortgage loans	$10,007

As of December 31, 2006 and 2005, the lending rates, including fixed and variable, on the portfolio of mortgage loans were:

	December 31, 2006			December 31, 2005
	Low	High	Weighted Average	Low	High	Weighted Average
Commercial mortgages	3.9%	10.4%	6.3%	3.9%	14.7%	6.5%
Residential mortgage loan pools	4.1%	13.1%	6.9%	4.1%	14.1%	7.1%
Mezzanine mortgages	8.0%	20.0%	12.9%	7.0%	20.0%	11.5%

During the years ended December 31, 2006 and 2005, mortgage loan lending rates, including fixed and variable, on new issues were:

	2006		2005
	Low	High	Low	High
Commercial mortgages	5.3%	9.9%	4.7%	8.0%
Residential mortgage loan pools	5.9%	7.5%	6.5%	7.3%
Mezzanine mortgages	9.0%	18.0%	7.0%	20.0%

The maximum percentage of any one commercial mortgage loan to the estimated value of secured collateral at the time the loan was originated, exclusive of mezzanine, insured, guaranteed or purchase money mortgages, was 86.3% and 92.0% as of December 31, 2006 and 2005, respectively. The maximum percentage of any one mezzanine loan to the estimated value of secured collateral at the time the loan was originated was 98.6% and 98.0% as of December 31, 2006 and 2005, respectively.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The gain and loss activity of mortgage loans was as follows:

	Years Ended December 31,
	2006	2005	2004
	(In Millions)
Gross realized investment gains	$26	$65	$—
Gross realized investment losses	5	2	1
Impairment losses	—	—	3

As of December 31, 2006 and 2005, the Company had no restructured loans. Restructured loans typically have been modified to defer a portion of the contracted interest payments to future periods. No interest was deferred to future periods for the years ended December 31, 2006 and 2005.

The balance in the valuation allowance as of December 31, 2006 and 2005 was $22 million and $5 million, respectively. Changes to the valuation allowance are recorded as unrealized capital losses in surplus.

Impaired mortgage loans consisted of the following:

	December 31,
	2006	2005
	(In Millions)
Impaired mortgage loans with valuation allowance	$22	$13
Less valuation allowances on impaired loans	(22)	(5)

Net carrying value of impaired mortgage loans	$—	$8

The average recorded investment in impaired loans was $21 million, $13 million and $93 million for the years ended December 31, 2006, 2005 and 2004, respectively. Interest income on impaired loans was $2 million, less than $1 million, and $5 million for the years ended December 31, 2006, 2005, and 2004, respectively.

There were no mortgage loans with interest more than 180 days past due as of December 31, 2006. Mortgage loans with a carrying value of $13 million had interest of $1 million that was more than 180 days past due as of December 31, 2005.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The geographic distribution of mortgage loans was as follows:

	December 31,
	2006	2005
	(In Millions)
California	$1,803	$1,419
Massachusetts	650	471
Texas	620	397
Illinois	393	265
New York	363	313
Washington	316	267
All other states and countries	3,527	3,370

Total commercial mortgage loans	7,672	6,502
Residential mortgage loan pools	2,335	2,054

Total mortgage loans	$10,007	$8,556

Geographical concentration is considered prior to the purchase of mortgage loans and residential mortgage loan pools and there is no material negative impact to surplus based on the geographical concentrations for the years ended December 31, 2006 and 2005.

d.	Real estate

The carrying value of real estate was as follows:

	December 31,
	2006	2005
	(In Millions)
Held for the production of income	$1,904	$1,870
Accumulated depreciation	(600)	(602)
Encumbrances	(287)	(180)

Held for the production of income, net	1,017	1,088

Held-for-sale	169	158
Accumulated depreciation	(62)	(88)

Held-for-sale, net	107	70

Occupied by the Company	210	201
Accumulated depreciation	(69)	(61)

Occupied by the Company, net	141	140

Total real estate	$1,265	$1,298

The carrying value of non-income producing real estate, consisting primarily of land, was $14 million and $13 million as of December 31, 2006 and 2005, respectively. One non-income producing real estate property with a carrying value of less than $1 million was under development as of December 31, 2006 and 2005.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Depreciation expense on real estate was $85 million, $93 million and $103 million for the years ended December 31, 2006, 2005 and 2004, respectively.

The gain and loss activity of real estate investments was as follows:

	Years Ended December 31,
	2006	2005	2004
	(In Millions)
Gross realized capital gains on sales	$92	$158	$146
Gross realized capital losses on sales	36	7	21
Impairment losses	—	9	2

In 2005, the Company sold real estate with a fair value of $225 million into a real estate separate account offered to contract holders and recognized a gain of $117 million related to this sale.

The Company invests in real estate as part of its diversified investment strategy. Properties are acquired and managed for net income growth and increasing value. Properties acquired through foreclosure are managed similarly. If a property in the portfolio is underperforming or is not expected to outperform the market in the future it is recommended for sale. Upon management’s approval for the sale of a property it is classified as held-for-sale. Properties acquired through foreclosure are automatically classified as held-for-sale.

As of December 31, 2005, the Company had ten properties classified as held-for-sale, which included, five offices, one of which was an office occupied by the Company, two retail centers, a hotel, a single family residence, and land.

During 2005, the office occupied by the Company (“Old Office”) was classified as held-for-sale after management decided to relocate some of its operations. During 2006, transition of operations from the Old Office to a new office was completed and the Company realized a loss of $1 million on disposition of the Old Office.

Of the remaining nine properties classified as held for sale at December 31, 2005, four offices were sold for a net gain of $7 million. Two properties, a hotel and single family residence, were sold for a net gain of less than $1 million. A retail center was reclassified from held-for-sale to held for the production of income due to anticipated increases in occupancy. Two of the properties classified as held-for-sale at December 31, 2005, a retail center and land, remained classified as held for sale at December 31, 2006.

During 2006, eleven single family residences were acquired as part of an employee relocation program and subsequently classified as held-for-sale. Of these properties, eight were sold during 2006 for a net loss of less than $1 million.

Also during 2006, three offices, a hotel, an apartment complex, a condo complex and an industrial building acquired in previous years were classified as held-for sale. Of these seven properties, two were sold, the hotel and apartment, for a net gain of $43 million. As of December 31, 2006, the Company held ten properties classified as held-for-sale.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Cornerstone Property Fund

In 2004 the Company transferred real estate with a fair value of $533 million into a real estate separate account, Cornerstone Property Fund, offered to contract holders. As of December 31, 2005, the Company had a deferred gain of $152 million related to this transfer.

In 2006, the assets and liabilities of the real estate separate account were transferred to two new partnerships, Cornerstone Holding LP and Cornerstone Patriot Non-REIT Holding LP (the “new partnerships”), which are included in partnerships and LLCs in the Statement of Financial Position. At the time of the transfer, all risks and rewards of the real estate separate account were effectively transferred to the new partnerships. This non-cash transfer effectively transferred the Company’s investment in the real estate separate account into these partnership interests. At the time of the transfer, all of the deferred gains were offset against the market value of the properties thereby bringing the Company’s investment in the new partnerships back to the Company’s historical cost of $398 million. The Company did not record a gain or loss associated with this transfer. For the portion of the new partnerships owned by outside investors, the Company recorded a surrender of their group annuity contracts and an offsetting change in reserves to effect the movement of the outside investors’ interests from the separate account to the new partnerships.

Of the real estate investments transferred into the new partnerships, the Company retained legal title to five of the properties (the “specified properties”) with an approximate market value of $315 million. With regard to these specified properties, the Company and the new partnerships also entered into a Total Return and Property Use Contribution Agreement (“TRAPUA”). The TRAPUA conveyed full economic ownership of these properties to the new partnerships. The new partnerships are entitled to, and receive directly, all money and items flowing from the specified properties including the proceeds from the sale of said properties. The new partnerships also pay all operating expenses, debt service and capital expenditures for the specified properties. The new partnerships indemnify the Company and any of its affiliates against, and agree to hold the Company harmless from any and all losses in connection with the specified properties. As the Company retained legal title to the specified properties, the Company remains primarily liable for obligations that may arise related to these specified properties in the event the new partnerships cannot meet their obligations under the TRAPUA. The Company records these specified properties at a nominal value as real estate. In substance, the book value of the specified properties has been moved from real estate to a partnership interest.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

e.	Partnerships and limited liability companies

The carrying value of partnerships and LLCs was $3,776 million and $2,635 million as of December 31, 2006 and 2005, respectively.

The gain and loss activity of partnerships and LLCs was as follows:

	Years Ended December 31,
	2006	2005	2004
	(In Millions)
Gross realized capital gains on sales	$67	$44	$28
Gross realized capital losses on sales	2	7	16
Impairment losses	9	27	49

The Company invests in partnerships which generate low income housing tax credits (“LIHTC”). As of December 31, 2006, the Company’s investment in LIHTC investments was less than 1% of total invested assets. These investments currently have unexpired tax credits which range from 2 to 11 years and have an initial 15 year holding period requirement.

For determining impairments on LIHTC investments, the Company uses the present value of all future benefits, the majority of which are tax credits, discounted at a 6.0% risk free rate of return and compares the result to its current book value. Impairments during 2006 were $5 million, which consisted of MMA Financial LLC for $2 million and WFC Apartments LP, Countryside Corp Tax 3 and Alliant Tax Credit Fund for approximately $1 million each.

There were no write-downs or reclassifications made during the years ended December 31, 2006 and 2005 due to forfeiture or ineligibility of tax credits or similar issues. In addition, there are no LIHTC investments currently subject to regulatory review.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

f.	Net investment income

Net investment income was derived from the following sources:

	Years Ended December 31,
	2006	2005	2004
	(In Millions)
Bonds	$2,410	$2,286	$2,089
Preferred stocks	4	2	9
Common stocks - subsidiaries and affiliates	201	138	126
Common stocks - unaffiliated	66	51	30
Mortgage loans on real estate	626	585	578
Contract loans	557	524	507
Real estate	221	252	280
Partnerships and LLCs	293	230	125
Derivatives and other invested assets	181	277	379
Cash, cash equivalents and short-term investments	104	130	111

Subtotal investment income	4,663	4,475	4,234
Amortization of IMR	(57)	(24)	34
Net gain from separate accounts	18	26	11
Less investment expenses	(469)	(455)	(441)

Net investment income (loss)	$4,155	$4,022	$3,838

g.	Net realized capital gains and losses

Net realized capital gains (losses) were comprised of the following:

	Years Ended December 31,
	2006	2005	2004
	(In Millions)
Bonds	$(29)	$(33)	$(30)
Preferred stocks	16	14	—
Common stocks - subsidiaries and affiliates	18	1	—
Common stocks - unaffiliated	183	128	117
Mortgage loans on real estate	21	63	(4)
Real estate	56	142	123
Partnerships and LLCs	56	10	(37)
Derivatives and other	(72)	(221)	(30)
Federal and state taxes	(51)	1	(21)

Net realized capital gains (losses) before deferral to IMR	198	105	118

Net losses deferred to IMR	76	168	28
Less taxes	(26)	(59)	(9)

Net after tax losses deferred to IMR	50	109	19

Net realized capital gains (losses)	$248	$214	$137

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Net realized gains (losses) on derivative financial instruments by type were as follows:

	Years Ended December 31,
	2006	2005	2004
	(In Millions)
Interest rate swaps	$(76)	$(120)	$(74)
Currency swaps	94	(11)	1
Equity and credit default swaps	—	1	—
Options	1	(50)	(58)
Forward commitments	(5)	(20)	116
Financial futures	6	(19)	(13)

Net derivative realized capital gains (losses)	$20	$(219)	$(28)

h.	Securities lending

As of December 31, 2006 and 2005, securities with a fair value of $271 million and $745 million, respectively, were on loan. Collateral in the form of securities of $280 million and $768 million was held on the Company’s behalf, by a trustee, as of December 31, 2006 and 2005, respectively.

i.	Repurchase and reverse repurchase agreements

As of December 31, 2006, the Company had no repurchase agreements outstanding. As of December 31, 2005, the Company had repurchase agreements outstanding with a total carrying value of $37 million. The outstanding amount as of December 31, 2005 was collateralized by bonds with a fair value of $37 million.

As of December 31, 2006 and 2005, the Company had reverse repurchase agreements outstanding with total carrying values of $1,183 million and $244 million, respectively. As of December 31, 2006, the maturities of these agreements ranged from January 4, 2007 through January 29, 2007 while the interest rates ranged from 4.5% to 5.6%. The outstanding amounts as of December 31, 2006 and 2005 were collateralized by bonds with a fair value of $1,182 million and $245 million, respectively.

5.	Common stocks – subsidiaries and affiliates

The Company has two primary domestic life insurance subsidiaries, C.M. Life Insurance Company (“C.M. Life”), a subsidiary which primarily writes fixed and variable annuities and universal life insurance business, and MML Bay State Life Insurance Company (“Bay State”), a subsidiary of C.M. Life which primarily writes variable life and bank-owned life insurance business.

One of the Company’s wholly-owned subsidiaries, MMHLLC, is the parent of subsidiaries which include retail and institutional asset management, registered broker-dealers, and international life and annuity operations.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company does not rely on dividends from its subsidiaries to meet its operating cash flow requirements. Dividend payments from insurance subsidiaries are subject to certain restrictions imposed by statutory authorities.

For the domestic life insurance subsidiaries, substantially all of the statutory shareholder’s equity of approximately $503 million as of December 31, 2006 is subject to dividend restrictions. Dividend restrictions, imposed by various state regulations, limit the payment of dividends to the Company without the prior approval from the Department. The Company’s domestic insurance subsidiary, C.M. Life, is required to obtain prior approval for dividend payments in 2007.

International insurance subsidiaries include operations in Japan, Taiwan, Hong Kong, Europe and Bermuda. Historically, the Company has reinvested a substantial portion of its unrestricted earnings in these operations.

In 2006, the ownership of Golden Retirement Resources Inc. was transferred from MMHLLC to the Company resulting in no gain or loss.

In 2006 and 2005, the Company contributed additional paid-in capital of $86 million and $517 million, respectively, to its subsidiaries including MMHLLC. During 2005, the Company contributed capital to MMHLLC to establish a new monoline financial guaranty insurance company, MML Assurance, Inc. (“MMLA”). MMLA had not issued any insurance policies or collected any premiums as of December 31, 2006. Additionally, it is expected that MMLA will surrender its insurance license to the New York State Insurance Department and be fully liquidated during the second quarter of 2007. During the first quarter of 2005, MMHLLC purchased Baring Asset Management, LTD. During the fourth quarter of 2005, MMHLLC completed the sale of Antares Capital Corporation (“Antares”) and as a result MMHLLC, with a portion of the proceeds of the sale, paid down debt owed to the Company.

The Company received dividends from MMHLLC of $175 million and $100 million in 2006 and 2005, respectively. The carrying value of MMHLLC was $1,955 million and $1,713 million as of December 31, 2006 and 2005, respectively. The Company held debt issued by MMHLLC and its subsidiaries that amounted to $1,023 million and $1,038 million as of December 31, 2006 and 2005. The Company recorded interest income on MMHLLC debt of $66 million and $72 million in 2006 and 2005, respectively.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Summarized below is statutory financial information for the unconsolidated domestic life insurance subsidiaries:

	As of and for the Years Ended December 31,
	2006	2005	2004
	(In Millions)
Total revenue	$1,220	$1,367	$2,295
Net income	155	137	72
Assets	13,674	13,544	13,299
Liabilities	12,959	12,892	12,680

Summarized below is GAAP financial information for the unconsolidated subsidiaries; not included above:

	As of and for the Years Ended December 31,
	2006	2005	2004
	(In Millions)
Total revenue	$6,364	$5,029	$4,214
Net income	456	693	342
Assets	34,907	27,577	19,608
Liabilities	31,857	24,875	18,042

6.	Derivative financial instruments

The Company uses derivative financial instruments in the normal course of business to manage risks, primarily to reduce interest rate and duration imbalances determined in asset/liability analyses. The Company also uses a combination of derivatives and fixed income investments to create synthetic investment positions. These combined investments are created opportunistically when they are economically more attractive than the replicated instrument or when the replicated instruments are unavailable. To a much lesser extent, some, approximately $114 million in replicated asset statement value, of these combinations are considered replication (synthetic asset) transactions as permitted under statutory accounting principles. The Company’s derivative strategy employs a variety of derivative financial instruments, including interest rate swaps, currency swaps, equity and credit default swaps, options, interest rate caps and floors, forward commitments, and financial futures. Investment risk is assessed on a portfolio basis and individual derivative financial instruments are not designated in hedging relationships; therefore, as allowed by accounting rules, the Company specifically and intentionally made the decision not to apply hedge accounting.

Under interest rate swaps, the Company agrees, at specified intervals, to an exchange of variable rate and fixed rate interest payments calculated by reference to an agreed upon notional principal amount. Typically, no cash is exchanged at the outset of the contract and no principal payments are made by either party. Cash is paid or received based on the terms

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date. Interest rate swaps are primarily utilized to more closely match the interest rate characteristics of assets and liabilities arising from timing mismatches between assets and liabilities (including duration mismatches). Interest rate swaps are also used to mitigate changes in the value of assets anticipated to be purchased and other anticipated transactions and commitments.

Under currency swaps, the Company agrees to an exchange of principal denominated in two different currencies at current rates, under an agreement to repay the principal at a specified future date and rate. The Company utilizes currency swaps for the purpose of managing currency exchange risks in its assets and its liabilities.

Credit default swaps involve a transfer of credit risk of fixed income instruments from one party to another in exchange for periodic premium payments. The buyer of the credit swap receives credit protection, whereas the seller of the swap guarantees the credit worthiness of the underlying security. This transfers the risk of default from the buyer of the swap to the seller. If a specified credit event occurs, as defined by the agreement, the seller is obligated to pay the counterparty the contractually agreed upon amount and receives in return the underlying security in an amount equal to the notional value of the credit default swap. A credit event is generally defined as default on contractually obligated interest or principal payments or bankruptcy.

The Company uses credit default swaps to either reduce exposure to particular issuers by buying protection or increase exposure to issuers by selling protection against specified credit events. The Company buys protection as an efficient means to reduce credit exposure to particular issuers or sectors in the Company’s investment portfolio. The Company sells protection to enhance the return on its investment portfolio by providing comparable exposure to fixed income securities that might not be available in the primary market or to enter into synthetic transactions by buying a high quality liquid bond to match against the credit default swap.

Options grant the purchaser the right to buy or sell a security or enter into a derivative transaction at a stated price within a stated period. The Company’s option contracts have terms of up to 15 years. A swaption is an option to enter into an interest rate swap at a future date. The Company purchases these options and pays a premium in order to transform its callable liabilities into fixed term liabilities.

Interest rate cap agreements are option contracts in which the seller agrees to limit the purchaser’s risk associated with an increase in a reference rate or index in return for a premium. Interest rate floor agreements are option contracts in which the seller agrees to limit the purchaser’s risk associated with a decline in a reference rate or index in return for a premium. The Company is exposed to policyholder surrenders during a rising interest rate environment. Interest rate cap and swaption contracts are used to mitigate the Company’s loss in this environment. The increase in yield from the cap and swaption contracts in a rising interest rate environment may be used to raise credited rates, thereby increasing the Company’s competitiveness and reducing the policyholder’s incentive to surrender. These derivatives are also used to reduce the duration risk in certain investment portfolios. These derivative instruments are structured to mitigate the durations of fixed maturity investments

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

to match certain life insurance products in accordance with the Company’s asset and liability management policy.

The Company utilizes certain other agreements including forward commitments and financial futures to reduce exposures to various risks. Forward commitments and financial futures are used by the Company to manage market risks relating to interest rates. Currency forwards are contracts in which the Company agrees with other parties to exchange specified amounts of identified currencies at a specified future date. Typically, the exchange is agreed upon at the time of the contract. The Company also uses “to be announced” (“TBAs”) forward contracts to participate in the investment return on mortgage-backed securities. The Company believes that TBAs can provide a more liquid and cost effective method than purchasing or selling individual mortgage-backed pools. Typically, the price is agreed upon at the time of the contract and payment is made at a specified future date. The Company usually does not purchase TBAs with settlement by the first possible delivery date and thus accounts for these TBAs as derivatives. TBAs which settle on the first possible delivery date are accounted for as bonds. The Company’s futures contracts are exchange traded and have credit risk. Margin requirements are met with the deposit of securities. Futures contracts are generally settled with offsetting transactions.

The Company’s principal derivative market risk exposures are interest rate risk, which includes the impact of inflation, and credit risk. Interest rate risk pertains to the change in fair value of the derivative instruments as market interest rates move. The Company is exposed to credit-related losses in the event of non-performance by counterparties to derivative financial instruments. In order to minimize credit risk, the Company and its derivative counterparties require collateral to be posted in the amount owed under each transaction, subject to threshold and minimum transfer amounts that are functions of the rating on the counterparty’s long term, unsecured, unsubordinated debt. Additionally, in many instances, the Company enters into agreements with counterparties which allow for contracts in a positive position, where the Company is due amounts, to be offset by contracts in a negative position. This right of offset, combined with collateral obtained from counterparties, reduces the Company’s exposure. As of December 31, 2006 and 2005, the Company held collateral of $873 million and $1,100 million, respectively. Market value exposure at risk, in a net gain position, net of offsets and collateral, was $139 million and $154 million as of December 31, 2006 and 2005, respectively. Negative values in the carrying value of a particular derivative category can result due to a counterparty’s right to offset positions in multiple derivative financial instruments. The Company regularly monitors counterparty credit ratings and exposures, derivatives positions and valuations, and the value of collateral posted to ensure counterparties are credit-worthy and the concentration of exposure is minimized. The Company monitors this exposure as part of its management of the Company’s overall credit exposures.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following tables summarize the carrying values and notional amounts of the Company’s derivative financial instruments:

	December 31, 2006
	Assets		Liabilities
	Carrying Value	Notional Amount	Carrying Value	Notional Amount
	(In Millions)
Interest rate swaps	$584	$27,582	$10	$2,318
Currency swaps	180	1,323	61	275
Equity and credit default swaps	(5)	736	1	224
Options	212	6,614	(4)	120
Interest rate caps and floors	—	10	—	30
Forward commitments	(12)	1,107	(1)	224
Financial futures - long positions	—	413	—	—

Total	$959	$37,785	$67	$3,191

	December 31, 2005
	Assets		Liabilities
	Carrying Value	Notional Amount	Carrying Value	Notional Amount
	(In Millions)
Interest rate swaps	$756	$30,046	$8	$1,397
Currency swaps	281	1,263	74	324
Equity and credit default swaps	(1)	529	—	—
Options	228	9,146	—	—
Interest rate caps and floors	—	1,059	—	—
Forward commitments	10	1,545	3	50
Financial futures - short positions	—	530	—	—

Total	$1,274	$44,118	$85	$1,771

Notional amounts do not represent amounts exchanged by the parties and thus are not a measure of the Company’s exposure. The amounts exchanged are calculated on the basis of the notional amounts and the other terms of the instruments, which relate to interest rates, exchange rates, security prices, or financial and other indices.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following table summarizes the Company’s notional amounts by contractual maturity and type of derivative:

	December 31, Remaining Life of Notional Amount
	One year	Two Through Five Years	Six Through Ten Years	After Ten Years	Total 2006	Total 2005
	(In Millions)
Interest rate swaps	$6,423	$11,241	$5,145	$7,091	$29,900	$31,443
Options	—	130	2,488	4,116	6,734	9,146
Currency swaps	115	477	847	159	1,598	1,587
Other derivatives	1,769	511	264	200	2,744	3,713

Total	$8,307	$12,359	$8,744	$11,566	$40,976	$45,889

The following table represents the Company’s net notional interest rate swap positions:

	December 31,
	2006	2005
	(In Millions)
Open interest rate swaps in a fixed receive position	$14,176	$15,256
Open interest rate swaps in a fixed pay position	10,501	9,500
Other interest related swaps	5,223	6,687

Total interest rate swaps	$29,900	$31,443

7.	Amounts on deposit with government authorities

The Company had assets in the amount of $28 million and $27 million as of December 31, 2006 and 2005, respectively, which were on deposit with government authorities or trustees as required by law.

8.	Fair value of financial instruments

The following fair value disclosures may not necessarily be indicative of amounts that could be realized in immediate settlement of the financial instrument. The use of different assumptions or valuation methodologies may have a material impact on the estimated fair value amounts.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following table summarizes the Company’s financial instruments:

	December 31,
	2006		2005
	Carrying Value	Fair Value	Carrying Value	Fair Value
	(In Millions)
Financial assets:
Bonds	$40,333	$40,883	$37,263	$38,264
Preferred stocks	255	273	132	144
Common stocks - unaffiliated	1,145	1,145	961	961
Mortgage loans on real estate	10,007	10,052	8,556	8,740
Contract loans	7,799	7,799	7,284	7,284
Derivative financial instruments	959	959	1,274	1,274
Cash, cash equivalents and short-term investments	656	656	3,884	3,884

Financial liabilities:
Derivative financial instruments	$67	$67	$85	$85
Funding agreements	2,280	2,279	2,971	2,992
Investment-type insurance contracts	10,799	10,777	11,072	10,989

As of December 31, 2006 and 2005, approximately 76% and 71%, respectively, of bond securities were priced by external vendors and broker quotations. Internal models were used to price approximately 24% and 29% of bond securities as of December 31, 2006 and 2005, respectively.

The average fair value of derivative financial instrument assets was $1,117 million and $1,376 million during 2006 and 2005, respectively. The average fair value of derivative financial instrument liabilities was $76 million and $81 million during 2006 and 2005, respectively.

9.	Fixed assets

The Company’s fixed assets are comprised primarily of internally developed and purchased software, operating software, electronic data processing equipment, office equipment and furniture. Fixed assets were $169 million and $141 million, net of accumulated depreciation of $349 million and $317 million, as of December 31, 2006 and 2005, respectively. Depreciation expense on fixed assets was $50 million, $55 million and $59 million for the years ended December 31, 2006, 2005 and 2004, respectively.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

10.	Deferred and uncollected life insurance premiums

Deferred and uncollected life insurance premiums are included in other than invested assets in the Company’s Statutory Statements of Financial Position. The table below summarizes these deferred and uncollected life insurance premiums, gross and net of loading.

	December 31,
	2006		2005
	Gross	Net of Loading	Gross	Net of Loading
	(In Millions)
Ordinary new business	$49	$21	$44	$20
Ordinary renewal	487	520	479	506
Group life	17	17	15	15

Total	$553	$558	$538	$541

11.	Surplus notes

The following table summarizes the surplus notes issued and outstanding as of December 31, 2006 ($ in Millions):

Issue Year	Amount	Interest Rate	Maturity Date
1993	$250	7.625%	2023
1994	100	7.500%	2024
2003	250	5.625%	2033

Total	$600

These notes are unsecured and subordinate to all present and future indebtedness of the Company, policy claims and prior claims against the Company as provided by the Massachusetts General Laws. The surplus notes are all held by bank custodians for unaffiliated investors. All issuances were approved by the Commonwealth of Massachusetts Division of Insurance (the “Division”). Surplus notes are included in surplus.

All payments of interest and principal are subject to the prior approval of the Division. Anticipated sinking fund payments are due for the notes issued in 1993 and 1994 as follows: $62 million in 2021, $88 million in 2022, $150 million in 2023, and $50 million in 2024. There are no sinking fund requirements for the notes issued in 2003. Scheduled interest on the notes issued in 2003 and 1993 is payable on May 15 and November 15 of each year to holders of record on the preceding May 1 or November 1, respectively. Scheduled interest on the notes issued in 1994 is payable on March 1 and September 1 of each year to holders of record on the preceding February 15 or August 15, respectively. Interest expense is not recorded until approval for payment is received from the Division. Through December 31, 2006, the unapproved interest was $7 million. Interest of $41 million was approved and paid during each of the years ended December 31, 2006, 2005 and 2004.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

12.	Related party transactions

The Company has management and service contracts and cost-sharing arrangements with various subsidiaries and affiliates whereby the Company, for a fee, will furnish a subsidiary or affiliate, as required, operating facilities, human resources, computer software development and managerial services. Fees earned under the terms of these contracts and arrangements related to unconsolidated subsidiaries and affiliates were $164 million, $167 million and $151 million for 2006, 2005 and 2004, respectively. The majority of these fees were from C.M. Life, which accounted for $85 million in 2006, $100 million in 2005 and $113 million in 2004. As of December 31, 2006 and 2005, the net amounts due from these subsidiaries and affiliates were $41 million and $60 million, respectively. These outstanding balances are due and payable within 30 days of billing.

The Company has agreements with its affiliates, including OppenheimerFunds Inc., whereby the Company receives revenue for certain recordkeeping and other services that the Company provides to customers who select, as investment options, mutual funds managed by these affiliates. For the years ended December 31, 2006, 2005 and 2004, revenue of $18 million, $16 million and $15 million, respectively, was recorded by the Company under these agreements. As of December 31, 2006 and 2005, the net amounts due from these affiliates were $3 million and $4 million, respectively. These outstanding balances are due and payable within 90 days.

Various unconsolidated subsidiaries and affiliates, including Babson Capital Management LLC (“Babson Capital”), provide investment advisory services to the Company. Fees incurred for such services were $166 million, $160 million and $147 million for 2006, 2005 and 2004, respectively. In addition, an unconsolidated subsidiary provides administrative services for employee benefit plans to the Company. Total fees for such services were $11 million, $11 million and $9 million for 2006, 2005 and 2004, respectively. As of December 31, 2006 and 2005, the net amounts due to these subsidiaries and affiliates were $45 million and $46 million, respectively. These outstanding balances are due and payable within 30 days of billing.

In 2005 and 2003, the Company entered into modified coinsurance (“Modco”) agreements with its unconsolidated Japanese affiliate, MassMutual Life Insurance Company, on certain life insurance products. Under these Modco agreements, the Company is the reinsurer and the Japanese affiliate retains the reserve and associated assets on traditional, individual life insurance policies. The predominant contract types are whole life, endowments, and term insurance. Modco, a form of coinsurance, is used to allow the Japanese affiliate to keep control of the investment and management of the assets supporting the reserves. The Modified coinsurance adjustment is the mechanism by which the Company funds the reserve on the reinsured portion of the risk. It is needed to adjust for the financial effect of the Japanese affiliate holding the reserves on the ceded coverage rather than the Company. Fees and other income included modified coinsurance adjustments of $25 million, $32 million and $16 million that were recorded by the Company in 2006, 2005 and 2004, respectively. Total premium assumed by the Company under these agreements was $63 million, $67 million and $40 million for the years ended December 31, 2006, 2005 and 2004, respectively. Fees and other income also included $6 million, $36 million and $6 million of expense allowances on reinsurance assumed in 2006, 2005 and 2004, respectively. Total policyholders’ benefits

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

assumed were $22 million, $20 million and $14 million in 2006, 2005 and 2004, respectively. As of December 31, 2006 and 2005, the net amount due from the Japanese affiliate was $4 million and $2 million, respectively. These outstanding balances are due and payable within 90 days.

The Company has reinsurance agreements with its subsidiary and indirect subsidiary, C.M. Life and Bay State, including stop-loss, coinsurance, modified coinsurance and yearly renewable term agreements on life insurance products. Total premium assumed under these agreements was $108 million, $114 million and $168 million in 2006, 2005 and 2004, respectively. Fees and other income included $25 million, $26 million and $86 million of expense allowances in 2006, 2005 and 2004, respectively. Total policyholders’ benefits incurred for these agreements were $109 million, $75 million and $92 million in 2006, 2005 and 2004, respectively. Fees and other income also include modified coinsurance adjustments of $50 million, $47 million and $40 million recorded from Bay State and C.M. Life in 2006, 2005 and 2004, respectively. Experience refunds of $7 million, $7 million and $16 million were paid to Bay State and C.M. Life in 2006, 2005 and 2004, respectively. In 2004, the Company discontinued its coinsurance agreements for new business related to two universal life products with C.M. Life. As of December 31, 2006, the amounts due from C.M. Life and Bay State were $7 million and $1 million, respectively.

The Company participates in variable annuity exchange programs with its subsidiary, C.M. Life, whereby certain Company variable annuity contract holders can make a non-taxable exchange of their contract for an enhanced C.M. Life variable annuity contract. Policyholders’ benefits paid related to these exchange programs were $159 million, $88 million and $118 million in 2006, 2005 and 2004, respectively. The Company has an agreement with C.M. Life to compensate the Company for its previous efforts in obtaining the contracts that are now being exchanged. As a result of these exchanges, the Company had commissions receivable of $1 million and less than $1 million as of December 31, 2006 and 2005, respectively, and received commissions of $4 million, $1 million and $5 million from C.M. Life for the years ended December 31, 2006, 2005 and 2004, respectively.

The Company had outstanding amounts due to Babson Capital of $25 million at 4.3% and $25 million at 4.0%, and to Cornerstone Real Estate Advisers, LLC of $5 million at 4.3% and $5 million at 4.0% as of December 31, 2006 and 2005, respectively. The amounts are due in 2008 and 2007, respectively, but early repayment may be made at the option of the Company. Both are payable semi-annually in arrears. Interest accrued and paid was $1 million for the years ended December 31, 2006 and 2005.

13.	Reinsurance

The Company cedes insurance to unaffiliated insurers in order to limit its insurance risk. The Company’s initial retention limit per individual life insured is generally $15 million. The Company reinsures a portion of its life business under either a first dollar quota share arrangement or in excess of the retention limit. The Company also reinsures all of its long-term care business and a portion of its disability business. The amounts reinsured are on a yearly renewable term or coinsurance basis. Such transfers do not relieve the Company of its primary liability and, as such, failure of reinsurers to honor their obligations could result in losses. The Company reduces this risk by evaluating the financial condition of reinsurers and

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

monitoring for possible concentrations of credit risk. The Company records a receivable for reinsured benefits paid and reduces policyholders’ reserves for the portion of insurance liabilities that are reinsured. The cost of reinsurance is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

The Company and its officers and directors do not own any portion of a reinsurer nor were any policies issued by the Company reinsured with a company chartered in a country other than the United States and which is owned in excess of 10% or controlled directly or indirectly by an insured, a beneficiary, a creditor or any other person not primarily engaged in the insurance business. There are no reinsurance agreements in effect under which the reinsurer may unilaterally cancel any reinsurance for reasons other than for nonpayment of premium or other similar credits. The Company has no reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies.

If all reinsurance agreements were terminated by either party as of the date of this statement, the resulting reduction in surplus due to loss of reinsurance reserve credits net of unearned premium would be approximately $1,139 million assuming no return of the assets backing these reserves from the reinsurer to the Company upon termination of these agreements.

Premium ceded was $492 million, $436 million and $378 million and reinsurance recoveries were $243 million, $215 million and $166 million for the years ended December 31, 2006, 2005 and 2004, respectively. Amounts recoverable from reinsurers were $89 million and $78 million as of December 31, 2006 and 2005, respectively. As of December 31, 2006, one reinsurer accounted for 35% of the outstanding reinsurance recoverable and the next largest reinsurer had 16% of the balance.

Reserves ceded were $1,316 million and $1,068 million as of December 31, 2006 and 2005, respectively. Of these reserves, the amounts associated with life insurance policies for mortality and other related risks totaled $992 million and $801 million as of December 31, 2006 and 2005, respectively. The remaining balance relates to long-term care and disability policies.

The Company also writes group health business through UniCARE Life and Health Insurance Company (“UniCARE”), a third party administrator. Pursuant to a 1994 reinsurance agreement, the Company cedes 100% of this business to UniCARE. Premium ceded was less than $1 million for the years ended December 31, 2006 and 2005.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

14.	Policyholders’ liabilities

a.	Policyholders’ reserves

The following table summarizes policyholders’ reserves, net of reinsurance, and the range of interest rates by type of product:

	December 31,
	2006		2005
	Amount	Interest Rates	Amount	Interest Rates
	($ In Millions)
Individual life	$29,023	2.5% - 6.0%	$27,893	2.5% - 6.0%
Group annuities	8,893	2.3% - 11.3%	9,020	2.3% - 11.3%
Group life	8,871	2.5% - 4.5%	8,696	2.5% - 4.5%
Individual annuities	3,151	2.3% - 11.3%	2,808	2.3% - 11.3%
Individual universal and variable life	1,863	3.5% - 6.0%	1,448	3.5% - 6.0%
Disabled life claim reserves	1,703	3.5% - 6.0%	1,660	3.5% - 6.0%
Guaranteed investment contracts	586	2.5% - 13.0%	669	2.5% - 13.0%
Disability active life reserves	559	3.5% - 6.0%	549	3.5% - 6.0%
Other	155	2.5% - 4.5%	153	2.5% - 4.5%

Total	$54,804		$52,896

Guaranteed investment contracts (“GICs”) are pension plan investment contracts that pay a specified non-participating interest rate on contributions and pay book value at a specified maturity date. In 2006, the Company exited this market and ceased issuing new contracts.

As of December 31, 2006, GIC reserves totaled $586 million, which included $137 million in contracts that can be surrendered with a market-value adjustment.

As of December 31, 2006, the Company’s GIC reserves by maturity year were as follows:

(In Millions)
2007	$125
2008	131
2009	288
2010	8
2011	34

Total	$586

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

b.	Liabilities for deposit-type contracts

The following table summarizes liabilities for deposit-type contracts and the range of interest rates by type of product:

	December 31,
	2006		2005
	Amount	Interest Rates	Amount	Interest Rates
	($ In Millions)
Funding agreements	$2,280	2.6% -10.2%	$2,971	2.6% -10.2%
Dividend accumulations	607	4.3% - 4.7%	604	4.3% - 4.6%
Supplementary contracts	579	0.3% - 8.0%	624	0.3% - 8.0%
Other	120	4.0% - 8.0%	140	4.0% - 8.0%

Total	$3,586		$4,339

Structurally similar to GICs, funding agreements are investment contracts sold to domestic and international institutional investors. The terms of the funding agreements do not give the holder the right to terminate the contract prior to the contractually stated maturity date. No funding agreements in these programs have been issued with put provisions or ratings-sensitive triggers. Currency swaps are employed to eliminate foreign exchange risk from all funding agreements issued to back non-U.S. dollar denominated notes. During 2006, a foreign-denominated medium-term note contract matured and resulted in a foreign currency loss of $102 million recorded in other realized capital losses. This loss was offset by a gain on currency swaps. Assets received for funding agreements may be invested in either the Company’s general investment account (“GIA”) or in a separate investment account. As of December 31, 2006, GIA funding agreement balances totaled $2,280 million, consisting of $2,227 million in note programs and $53 million in various other agreements.

Under most of the Company’s funding agreement programs, the Company creates an investment vehicle or trust for the purpose of issuing medium-term notes to domestic and/or international investors. Proceeds from the sale of the medium-term notes issued by these unconsolidated affiliates are used to purchase funding agreements from the Company. The payment terms of any particular series of notes are matched by the payment terms of the funding agreement securing the series. Notes were initially issued from the Company’s $2 billion European Medium-Term Note Program, now in run-off, and are now issued from its $5 billion Global Medium-Term Note Program (“GMTN”). In 2006, the Company added a new contractual separate investment account for the benefit of the GMTN. Separate investment account assets and liabilities represent segregated funds administered and invested by the Company.

As of December 31, 2006, the Company had cumulatively issued $4,254 million of funding agreements under these programs and $2,491 million at par remained outstanding.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

As of December 31, 2006, the Company’s GIA funding agreement balances by maturity year were as follows:

(In Millions)
2007	$520
2008	306
2009	464
2010	205
2011	4
Thereafter	781

Total	$2,280

c.	Unpaid claims and claim expense reserves

The Company establishes unpaid claims and claim expense reserves to provide for the estimated costs of paying claims made under individual disability and long-term care policies written by the Company. These reserves include estimates for both claims that have been reported and those that have been incurred but not reported, and include estimates of all future expenses to be associated with the processing and settling of these claims. This estimation process is based significantly on the assumption that past experience is an appropriate indicator of future events, and involves a variety of actuarial techniques that analyze experience, trends and other relevant factors. The amounts recorded for unpaid claim and claim expense reserves represent the Company’s best estimate based upon currently known facts and actuarial guidelines. Accordingly, actual claim payouts may vary from present estimates.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following table summarizes the disabled life unpaid claims and claim expense reserves:

	December 31,
	2006	2005
	(In Millions)
Claim reserves, beginning of year	$1,792	$1,722
Less reinsurance recoverables	(88)	(98)

Net claim reserves, beginning of year	1,704	1,624

Claims paid related to:
Current year	(21)	(15)
Prior years	(265)	(242)

Total claims paid	(286)	(257)

Incurred related to:
Current year’s incurred	212	197
Current year’s interest	5	5
Prior years’ incurred	14	59
Prior years’ interest	79	76

Total incurred	310	337

Net claim reserves, end of year	1,728	1,704
Plus reinsurance recoverables	107	88

Claim reserves, end of year	$1,835	$1,792

The changes in reserves for incurred claims related to prior years are generally the result of ongoing analysis of recent loss development trends. The prior years’ incurred claims in 2006 included a $4 million decrease related to prior year corrections. In 2005, the prior years’ incurred claims included an $8 million increase related to prior year corrections. The prior year corrections were recorded as a component of other changes in surplus; in 2006, they were classified as other prior period adjustments and, in 2005, they were classified as prior period disability reserve adjustments.

The following table reconciles disabled life claim reserves to the net claim reserves at the end of the years presented in the previous table. Disabled life claim reserves are recorded in policyholders’ reserves. Accrued claim liabilities are recorded in other liabilities.

	December 31,
	2006	2005
	(In Millions)
Disabled life claim reserves	$1,703	$1,660
Accrued claim liabilities	25	44

Net claim reserves, end of year	$1,728	$1,704

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

d.	Secondary guarantees

The following table shows the liabilities for guaranteed minimum death, accumulation and income benefits on annuity and variable universal life contracts:

	Annuity			Life
	GMDB	GMAB	GMIB	GMDB	Total
	(In Millions)
December 31, 2006	$3	$6	$13	$66	$88
December 31, 2005	3	4	7	20	34

The following table summarizes the account values, net amount at risk and weighted average attained age for annuity contracts with guaranteed minimum death, accumulation and income benefits classified as policyholders’ reserves and separate investment account liabilities. The net amount at risk is defined as the minimum guarantee less the account value calculated on a policy-by-policy basis, but not less than zero.

	December 31, 2006			December 31, 2005
	Account Value	Net Amount at Risk	Weighted Average Attained Age	Account Value	Net Amount at Risk	Weighted Average Attained Age
	($ In Millions)
GMDB	$6,945	$38	59	$6,049	$65	59
GMAB	754	—	N/A	507	—	N/A
GMIB	1,519	1	59	1,017	1	59

Account balances of annuity contracts with GMDB guarantees invested in separate investment accounts were $6,134 million and $5,131 million as of December 31, 2006 and 2005, respectively. In addition to the amount invested in separate investment account options, $811 million and $918 million of account balances of annuity contracts with GMDB guarantees were invested in general investment account options as of December 31, 2006 and 2005, respectively.

The Company sells universal life and variable universal life type contracts, a portion of which offer secondary guarantees, such as a guarantee that the policy will not lapse, even if the account value is reduced to zero, as long as the policyholder makes scheduled premium payments. As of December 31, 2006 and 2005, the net liability for contracts with secondary guarantees on universal life and variable universal life type contracts including GMDB reserves was $598 million and $397 million, respectively.

The determination of GMDB, GMAB, and GMIB reserves is based on actuarial guidelines. Reserve assumptions for GMDB benefits generally anticipate payout between ages 60 and 90. GMAB benefits will be paid either 10 or 20 years from their election, depending on the terms of the benefit. GMIB benefits are generally expected to

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

be initiated between ages 60 and 80; the Company does not expect significant elections after age 80 as the benefit accumulation ceases at that time.

15.	Employee benefit plans

The Company provides multiple benefit plans including retirement plans and life and health benefits to employees, certain employees of unconsolidated subsidiaries, agents and retirees.

a.	Pension and savings plans

The Company has funded and unfunded non-contributory defined benefit pension plans. The plans cover substantially all employees and agents. For some participants, benefits are calculated as the greater of a formula based on either final average earnings and length of service or a cash balance formula which calculates benefits based on amounts allocated to participants that take into consideration age, service and salary during their careers.

The Company’s policy is to fund qualified pension costs in accordance with the Employee Retirement Income Security Act of 1974. The Company contributed $90 million, $70 million and $40 million to its qualified defined benefit plan for the years ended December 31, 2006, 2005 and 2004, respectively.

The Company sponsors funded (qualified 401k thrift savings) and unfunded (non-qualified deferred compensation thrift savings) defined contribution plans for substantially all of its employees and agents. The Company contributes to the funded plan by matching participant contributions up to three percent of pay, within certain limits, based on years of service and the financial results of the Company each year. Company contributions, and any related earnings, are vested based on years of service using a graduated vesting schedule with full vesting after three years of service.

The matching thrift contributions by the Company were $18 million, $20 million and $21 million for the years ended December 31, 2006, 2005 and 2004, respectively, and were included in operating expenses.

The Company also maintains a money purchase pension plan for agents, which was frozen in 2001.

The fair value of the funded pension plan assets was $1,364 million and $1,228 million, as of the measurement date of September 30, 2006 and 2005, respectively.

b.	Other postretirement and postemployment benefits

The Company provides certain life insurance and health care benefits (“other postretirement benefits”) for its retired employees and agents, and their beneficiaries and dependents. The obligation to pay the Company’s other postretirement benefits has been allocated to MassMutual Benefits Management Inc., (“MMBMI”), a wholly owned subsidiary of MMHLLC. MMBMI was set up to design, administer, account for, and report on the benefits and wellness programs for the active and retired domestic

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

employees and agents of the Company, which continues to be the Plan Sponsor. As sponsor, the Company continues to record the liability with a corresponding receivable from MMBMI; as such, these allocations do not relieve the Company of its primary liability.

For the periods ended December 31, 2006 and 2005, the SSAP No. 14 “Accounting for Postretirement other than Pensions” other postretirement benefit liabilities of $188 million and $176 million, respectively, was allocated to MMBMI. Total SSAP No. 14 other postretirement expenses were $28 million, $26 million and $26 million, of which $16 million, $16 million and $15 million for the periods ended December 31, 2006, 2005 and 2004, respectively, were allocated to MMBMI. MMBMI is primarily allocated other postretirement expenses related to interest cost, amortization of actuarial gains and losses and expected return on plan assets, whereas service cost and amortization of transition obligation primarily remain recorded by the Company.

MMBMI also holds intercompany notes receivable with MMHLLC of $263 million which generated investment income of $17 million and $16 million for the periods ended December 31, 2006 and 2005, respectively, to pay for other postretirement benefits under the Plan.

The health care plan is contributory; a portion of the basic life insurance plan is non-contributory. Substantially all of the Company’s employees and agents may become eligible to receive other postretirement benefits. These benefits are funded as considered necessary by the Company’s management. The postretirement health care plans include a limit on the Company’s share of costs for recent and future retirees.

The initial transition obligation of $138 million is being amortized over 20 years through 2012. The initial transition obligation represents the phased recognition on the income statement of the differences between the plan’s funded status and the accrued or prepaid cost on a company’s balance sheet when the company first transitioned to SSAP 14. As of December 31, 2006 and 2005, the net unfunded projected benefit obligation was $265 million and $278 million, respectively, for employees and agents that are eligible to retire or are currently retired, and has been allocated to MMBMI.

Projected benefit obligations for other postretirement benefits represent the present value of postretirement medical and life insurance benefits deemed earned as of December 31, 2006 projected for estimated salary and medical claim rate increases to an assumed date with respect to retirement, termination, disability, or death. As illustrated in note 15c, the projected benefit obligation for postretirement plans as of December 31, 2006 and 2005 was $274 million and $288 million, respectively. The change in projected benefit obligation is detailed in section c. Benefit obligations.

The Company provides postemployment benefits for home office employees. As discussed in note 2b, Corrections of errors and reclassifications, the Company accrued postemployment benefits for home office employees’ severance plans in the fourth quarter of 2006. The net accumulated liability recorded for these benefits as of December 31, 2006 was $23 million, of which $22 million was related to prior years.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company also provides postemployment benefits for agents. The Company accrues postemployment benefits for agents that qualify for long-term disability. The net accumulated liability for these benefits was $10 million as of December 31, 2006 and 2005.

The fair value of funded plan assets for the Company’s other postretirement benefit plans was $9 million and $10 million, respectively, as of a measurement date of September 30, 2006 and 2005, respectively.

c.	Benefit obligations

Accumulated benefit obligations represent the present value of pension benefits earned as of December 31, 2006 based on service and compensation as of December 31, 2006 and do not take into consideration future salary increases. The vested accumulated benefit obligation for defined benefit plans as of December 31, 2006 and 2005 was $1,320 million and $1,277 million, respectively.

Projected benefit obligations for defined benefit plans represent the present value of pension benefits earned as of December 31, 2006 projected for estimated salary increases to an assumed date with respect to retirement, termination, disability or death. The vested projected benefit obligation for defined benefit plans as of December 31, 2006 and 2005 was $1,404 million and $1,383 million, respectively.

The following table sets forth the change in the projected benefit obligation of the defined benefit pension plans and other postretirement plans for vested employees as of December 31, 2006 and 2005, using a September 30, 2006 and 2005 measurement date, adjusted for fourth quarter activity:

	Pension Benefits		Other Postretirement Benefits
	2006	2005	2006	2005
	(In Millions)
Change in projected benefit obligation:
Projected benefit obligation, beginning of year	$1,383	$1,197	$288	$258
Service cost	44	39	7	5
Interest cost	74	70	15	15
Actuarial (gain) loss	35	54	(20)	23
Benefits paid	(85)	(64)	(25)	(24)
Contributions by plan participants	—	—	9	8
Plan amendments	—	—	—	3
Change in actuarial assumptions	(47)	87	—	—

Projected benefit obligation, end of year	$1,404	$1,383	$274	$288

Actuarial (gains) losses represent the difference between the expected results and the actual results used to determine the projected benefit obligation and current year expense.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

A few of the major assumptions used include: expected return on assets, expected future compensation levels, healthcare cost trend, mortality and expected retirement age.

The change in actuarial assumptions is primarily due to the change in the discount rate. The discount rates used to value the benefit obligation for the years 2006 and 2005 were 5.75% and 5.50%, respectively. The annual change in the discount rate is directly correlated to the change in the Moody’s Aa Corporate Bond rate as of the measurement date of September 30, 2006. Each 25 basis point change in the discount rate results in an approximate $47 million change in the pension benefit obligation.

	Pension Benefits		Other Postretirement Benefits
	2006	2005	2006	2005
	(In Millions)
Projected benefit obligation for:
Vested employees	$1,404	$1,383	$274	$288
Non-vested employees	28	32	36	40

	$1,432	$1,415	$310	$328

Accumulated benefit obligation for:
Vested employees	$1,320	$1,277	$274	$288
Non-vested employees	19	24	36	40

	$1,339	$1,301	$310	$328

d.	Plan assets

The change in plan assets represents a reconciliation of beginning and ending balances of the fair value of the plan assets used to fund future benefit payments. The following table sets forth the change in plan assets as of a September 30, 2006 and 2005 measurement date:

	Pension Benefits		Other Postretirement Benefits
	2006	2005	2006	2005
	(In Millions)
Change in plan assets:
Fair value of plan assets, beginning of year	$1,228	$1,071	$10	$11
Actual return on plan assets	113	137	—	—
Employer contributions	108	84	15	15
Benefits paid	(85)	(64)	(25)	(24)
Contributions by plan participants	—	—	9	8

Fair value of plan assets, end of year	$1,364	$1,228	$9	$10

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company’s pension plan weighted-average asset allocations by asset category are as follows:

	Plan Assets as of September 30,
Asset Category	Actual 2006	2006 Target Ranges	Actual 2005
Domestic equity	53%	45.0% - 55.0%	55%
International equity	11	7.5% - 12.5%	12
Domestic fixed-income	28	25.0% - 35.0%	24
Alternative investments	8	7.5% - 12.5%	9

Total	100%		100%

As of December 31, 2006 and 2005, the fair value of the pension plan assets of $1,424 million and $1,238 million, respectively, were invested in group annuity contracts, which invest in the Company’s general and separate accounts. As of September 30, 2006 and 2005, the fair value of the pension plan assets were $1,364 million and $1,228 million, respectively.

The Company employs a total return investment approach whereby a mix of equities, fixed-income investments and securities lending are used to maximize the long-term return of plan assets for a prudent level of risk. Risk tolerance is established through careful consideration of plan liabilities, plan funded status, and corporate financial condition. The investment portfolio contains a diversified blend of equity and fixed-income investments. Furthermore, equity investments are diversified across United States (“U.S.”) and non-U.S. stocks, as well as growth, value, and small and large capitalization mutual funds. Alternative assets such as real estate, private equity and hedge funds are used to improve portfolio diversification. Currently, approximately 67% of alternative assets are invested in public equity funds. Investment risk is measured and monitored on an ongoing basis through quarterly investment portfolio reviews, annual liability measurements, and periodic asset/liability studies.

Related party assets included in plan assets are as follows (in millions):

Small cap core (OFI)	$206
Capital appreciation	156
International equity (OFI)	71
Enh index value (Babson)	67
Bernstein diversified value	61
Large value (OFI)	34
Real estate (OFI)	30
MM premier value	25
MM premier high yield	19
Tremont core diversified hedge fund (OFI)	17
Select large cap value (Davis)	16
MM premier enhanced	10

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company’s other postretirement benefit plans’ weighted-average asset allocations by asset category are as follows:

	Plan Assets as of September 30,
Asset Category	2006	2005
Domestic fixed-income	41%	47%
Cash and cash equivalents	59	53

Total	100%	100%

The Company invests in highly liquid money market investments and other fixed-income investments to the extent necessary to satisfy reasonably anticipated routine current benefit liability amounts, with additional amounts sufficient to satisfy reasonably anticipated spikes in such liability amounts.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

e.	Funded status and presentation on the Statutory Statements of Financial Position

The funded status of the defined benefit plans is a comparison of the projected benefit obligations to the assets related to the respective plan, if any. The difference between the two represents amounts that have been appropriately recognized as expenses in prior periods or represent amounts that will be recognized as expenses in the future. The following table sets forth the funded status of the plans as of December 31, 2006 and 2005, using a September 30, 2006 and 2005 measurement date, adjusted for fourth quarter activity, and then shows how the funded status is reconciled to the net asset and/or liability recognized in the Statements of Financial Position. The net amount recognized of $188 million and $176 million, as of December 31, 2006 and 2005, respectively, for other postretirement benefits was allocated to MMBMI. The Company continues to record the liability with a corresponding receivable from MMBMI.

	Pension Benefits		Other Postretirement Benefits
	2006	2005	2006	2005
	(In Millions)
Fair value of plan assets, end of year	$1,364	$1,228	$9	$10
Less projected benefit obligations, end of year	1,404	1,383	274	288

Funded status	$(40)	$(155)	$(265)	$(278)

Funded status	$(40)	$(155)	$(265)	$(278)
Unrecognized net actuarial loss	436	506	38	59
Unrecognized prior service cost	1	—	2	3
Remaining net obligation at initial date of application	6	7	31	37
Effect of fourth quarter activity	6	3	6	3

Subtotal net amount recognized	409	361	(188)	(176)
Less assets non-admitted	558	510	—	—

Net amount recognized	$(149)	$(149)	$(188)	$(176)

The net under funded position of the Company’s defined benefit pension plans was $40 million and $155 million as of December 31, 2006 and 2005, respectively. The qualified pension plan was over funded by $165 million and $56 million and the non-qualified pension plans (primarily deferred compensation) were under funded by $205 million and $211 million for the years ended December 31, 2006 and 2005, respectively. Therefore, the non-qualified pension plans are backed solely by the surplus of the Company at the present time.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

f.	Prepaid and accrued benefit costs

The net pension amount recognized is broken into its respective prepaid and accrued benefit costs which are included in other than invested assets and other liabilities, respectively, in the Company’s Statutory Statements of Financial Position. The Company continues to record the liability with a corresponding receivable from MMBMI. The status of these plans as of December 31, 2006 and 2005, using a September 30 measurement date, adjusted for fourth quarter activity, is summarized below:

	Pension Benefits		Other Postretirement Benefits
	2006	2005	2006	2005
	(In Millions)
Amounts recognized in the Statutory Statements of Financial Position:
Prepaid benefit cost	$552	$503	$—	$—
Intangible assets	6	7	—	—
Less assets non-admitted	(558)	(510)	—	—

Net prepaid pension plan asset	—	—	—	—
Accrued benefit cost	(192)	(196)	(188)	(176)
Surplus	43	47	—	—

Net amount recognized	$(149)	$(149)	$(188)	$(176)

The change in net amount recognized for net pension benefits is as follows:

	Pension Benefits
	2006	2005
	(In Millions)
Subtotal net amount recognized, beginning of year	$361	$335
Employer contributions	108	84
Periodic cost	(61)	(58)
Other	1	—

Subtotal net amount recognized	409	361
Non-admitted asset	(558)	(510)

Net amount recognized, end of year	$(149)	$(149)

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

g.	Net periodic (benefit) cost

Net periodic (benefit) cost is the annual accounting expense or income that the Company recognized and included in operating expenses in the Statutory Statements of Income for the years ended December 31, 2006 and 2005. Of the total net periodic benefit cost of $28 million and $26 million for the years ended December 31, 2006 and 2005, respectively, for other postretirement benefits, $16 million was allocated to MMBMI in both years.

	Pension Benefits		Other Postretirement Benefits
	2006	2005	2006	2005
	(In Millions)
Components of net periodic (benefit) cost:
Service cost	$44	$39	$7	$5
Interest cost	74	70	15	15
Expected return on plan assets	(90)	(80)	—	—
Amortization of unrecognized transition obligation	1	1	5	5
Amount of recognized net actuarial and other losses	32	28	1	1

Total net periodic cost	$61	$58	$28	$26

(Decrease)/increase in minimum liability included in surplus	$(4)	$3	$—	$—

The Company expects to spend $37 million to meet its expected obligations under its nonqualified pension plans and other postretirement benefit plans in 2007.

The expected future pension and other postretirement benefit payments and Medicare prescription drug direct government subsidy receipts, which reflect expected future service, are as follows:

	Pension Benefits	Other Postretirement Benefits	Medicare Prescription Direct Subsidy
	(In Millions)
2007	$64	$22	$2
2008	67	23	2
2009	70	25	3
2010	74	26	3
2011	78	27	3
2012-2016	465	152	15

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The net expense charged to operations for all employee and agent benefit plans for the years ended December 31, 2006, 2005 and 2004 is as follows:

	2006	2005	2004
	(In Millions)
Life	$2	$2	$2
Medical	43	45	38
Postretirement	28	26	26
Disability	2	2	3
Pension	61	58	54
Thrift	18	20	21
Other benefits	15	12	16

Total	$169	$165	$160

h.	Assumptions

The weighted-average assumptions and assumed health care cost trend rates, using a measurement date of September 30, 2006 and 2005 by the Company, to calculate the benefit obligations as of December 31, 2006 and 2005 to determine the benefit costs are as follows:

	Pension Benefits		Other Postretirement Benefits
	2006	2005	2006	2005
Weighted-average assumptions used to determine:
Benefit obligations:
Discount rate	5.75%	5.50%	5.75%	5.50%
Increase in future compensation levels	4.00%	4.00%	4.00%	4.00%

Net periodic benefit cost:
Discount rate	5.50%	6.00%	5.50%	6.00%
Long-term rate of return on assets	7.75%	8.00%	3.00%	3.00%
Increase in future compensation levels	4.00%	4.00%	4.00%	4.00%

Assumed health care cost trend rates:
Health care cost trend rate	—	—	8.00%	8.00%
Ultimate health care cost trend rate after gradual decrease until 2010 for both years 2006 and 2005, respectively	—	—	5.00%	5.00%

The long-term rate of return for the qualified pension plan is established using a building block approach with proper consideration for diversification and rebalancing. Historical markets are studied and long-term historical relationships between equities and fixed-income are preserved consistent with the widely accepted capital market principle that assets with higher volatility generate a greater return over the long term. Current market

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

factors such as inflation and interest rates are evaluated before long-term capital market assumptions are determined.

Assumed health care cost trend rates have an effect on the amounts reported for the health care plans. A one-percentage point change in the assumed health care cost trend rate would have the following effects in 2006:

	One-Percentage Point Increase	One-Percentage Point Decrease
	(In Millions)
Effect on total service and interest cost	$1	$(1)
Effect on other postretirement benefit obligation	17	(16)

i.	Employee compensation plans

A short-term incentive compensation plan exists that is offered to substantially all employees not covered by another incentive plan. Employees are given an annual bonus based on individual and company performance. The costs associated with the short-term incentive compensation plan were recorded by the Company.

Nonqualified deferred compensation plans are offered allowing certain employees and agents to elect to defer a portion of their compensation. Several shadow investment options are available under these plans. The costs associated with the nonqualified deferred compensation plan were recorded by the Company with approximately $2 million being allocated to affiliated unconsolidated subsidiaries, including MMHLLC.

Key employees of the Company have been granted performance units in a long-term incentive compensation plan. Under this plan, performance units are granted at the start of each three year performance period. An individual employee’s participation and/or the number of units granted may vary from one cycle to the next based on performance, impact on organization and relative contribution. Each unit’s value is based on the three year consolidated results for the total enterprise on pre-established goals and measures for each year within each performance cycle. Awards are paid at the completion of each three year performance period and are subject to forfeiture if separation from service occurs for reasons other than retirement, death, disability, divestiture or position elimination. In 2006, all of the costs were recorded by the Company. In 2005, 25% of the costs were allocated to MMHLLC with the remainder recorded by the Company. In 2004, 50% of the costs were allocated to MMHLLC with the remainder recorded by the Company. Some of the costs were allocated to MMHLLC, due to the total enterprise role of key individuals it was decided to compensate them a portion of their long-term incentive rewards out of MMHLLC.

Several key employees of the Company and MMHLLC have been granted special compensation agreements which provide fixed amounts that vest and become payable at retirement. These fixed amounts are invested in several shadow investment options specified by each agreement that allow for additional earnings to be credited based on market performance or at a stated interest rate. During 2006, 89% of the costs related to

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

the special compensation agreements were allocated to MMHLLC with the remainder recorded by the Company. In 2005, 98% of the costs related to the special compensation agreements were allocated to MMHLLC with the remainder recorded by the Company. In 2004, 99.9% of the costs were allocated to MMHLLC with the remainder recorded by the Company.

In addition to the above-mentioned plans, certain of the Company’s subsidiaries, including OppenheimerFunds, Inc., and Babson Capital Management, LLC, offer short-term compensation plans (profit sharing) to substantially all of their eligible employees. These plans are funded with a percentage of subsidiary profits before taxes, with funding payments made annually. Certain of the Company’s subsidiaries sponsor equity-type compensation plans. Under these plans, shares of restricted subsidiary common stock, stock options, stock appreciation rights, and phantom appreciation rights of the respective subsidiary may be awarded to key employees and directors. Due to the provisions of these plans, grants are accounted for either as awards to be settled in cash or as issuance of subsidiary common stock, depending on the plan and subsidiary. Compensation expense is accrued over the term of the awards, considering certain vesting provisions and changes in share price.

16.	Federal income taxes

Total federal income taxes are based upon the Company’s best estimate of its current and deferred tax liabilities. Current tax expense is reported on the income statement as federal income tax expense if resulting from operations, and within net realized capital gains (losses) if resulting from capital transactions. Deferred income taxes, which provide for book versus tax temporary differences, are subject to limitations and are reported within surplus. Changes to deferred income taxes are reported on various lines within surplus. Limitations of deferred income taxes are recorded on the change in non-admitted assets line, whereas, deferred taxes associated with net unrealized capital gains (losses) are shown within this caption on a net basis. Accordingly, the reporting of statutory to tax temporary differences, such as reserves and policy acquisition costs, and of statutory to tax permanent differences, such as policyholder dividends and tax credits, results in effective tax rates that differ from the federal statutory tax rate.

The components of the net deferred tax asset recognized in the Company’s assets, liabilities and surplus are as follows:

	December 31,
	2006	2005
	(In Millions)
Total deferred tax assets	$2,396	$2,315
Total deferred tax liabilities	(1,196)	(1,210)

Net deferred tax asset	1,200	1,105
Deferred tax assets non-admitted	(711)	(700)

Net admitted deferred tax asset	$489	$405

Increase in non-admitted asset	$(11)	$(93)

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The provision for current tax expense on earnings is as follows:

	Years Ended December 31,
	2006	2005	2004
	(In Millions)
Federal income tax (benefit) expense on operating earnings	$(60)	$63	$122
Foreign income tax expense on operating earnings	10	10	10

	(50)	73	132
Federal income tax expense (benefit) on net capital gains (losses)	51	(1)	21

Total federal and foreign income tax expense	$1	$72	$153

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities are as follows:

	December 31,
	2006	2005	Change
	(In Millions)
Deferred tax assets:
Reserve items	$635	$664	$(29)
Policy acquisition costs	455	428	27
Investment items	310	286	24
Non-admitted assets	304	254	50
Policyholder dividend related items	261	241	20
Pension and compensation related items	188	169	19
Expense items	127	80	47
Unrealized investment losses	90	141	(51)
Other	26	52	(26)

Total deferred tax assets	2,396	2,315	81
Non-admitted deferred tax assets	(711)	(700)	(11)

Admitted deferred tax assets	1,685	1,615	70

Deferred tax liabilities:
Unrealized investment gains	411	509	(98)
Investment items	343	287	56
Pension items	194	177	17
Deferred and uncollected premium	182	178	4
Other	66	59	7

Total deferred tax liabilities	1,196	1,210	(14)

Net admitted deferred tax asset	$489	$405	$84

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The change in net deferred income taxes, excluding amounts non-admitted, is comprised of the following and is presented as a change to net unrealized capital gains (losses) and net deferred income taxes within the Statutory Statements of Changes in Surplus:

	Years Ended December 31,
	2006	2005
	(In Millions)
Change in deferred tax assets	$81	$69
Change in deferred tax liabilities	14	34

Increase in deferred tax asset	95	103
Less items not recorded in the change in net deferred income taxes:
Cumulative effect of adoption of accounting principles	(7)	—
Balance transferred from subsidiary	(13)	—
Prior year correction	(41)	—
Tax effect of unrealized gains excluding cumulative effect of adoption of accounting principles	(128)	(102)
Tax effect of unrealized losses	52	28

(Decrease) increase in net deferred income taxes	$(42)	$29

As of December 31, 2006, the Company had no net operating or capital loss carryforwards to include in deferred income taxes.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The components of federal and foreign income tax on operating items is recorded on the Statutory Statements of Income and Statutory Statements of Changes in Surplus and is different from that which would be obtained by applying the statutory federal income tax rate to operating income before taxes. The significant items causing this difference are as follows:

	Years Ended December 31,
	2006		2005		2004
	Amount	Effective Tax Rate	Amount	Effective Tax Rate	Amount	Effective Tax Rate
	($ In Millions)
Provision computed at statutory rate	$229	35%	$220	35%	$151	35%
Investment items	(54)	(8)	(64)	(10)	(51)	(12)
Tax credits	(53)	(8)	(50)	(8)	(46)	(11)
Non-admitted assets	(49)	(7)	(6)	—	(6)	(1)
Policyholder dividends	(5)	(2)	(47)	(8)	52	12
Change in reserve valuation basis	(3)	—	(22)	(4)	—	—
Other	(22)	(3)	12	2	(6)	(1)

Total statutory income taxes	$43	7%	$43	7%	$94	22%

Federal and foreign income tax expense	$1		$72		$153
Change in net deferred income taxes	42		(29)		(59)

Total statutory income taxes	$43		$43		$94

During the year ended December 31, 2006, the Company received federal income tax payments in the amount of $6 million from subsidiaries and certain affiliates in accordance with the provisions of the written tax allocation agreement. In 2005, the Company paid federal income taxes in the amount of $340 million. In 2004, the Company received federal income tax refunds in the amount of $85 million. As of December 31, 2006, federal income taxes paid in the current and prior years that will be available for recovery in the event of future net losses are as follows: $72 million in 2006, $18 million in 2005 and $76 million in 2004.

The Company and its eligible subsidiaries and certain affiliates are included in a consolidated United States federal income tax return. The Company and its eligible subsidiaries and certain affiliates (the “Parties”) have executed and are subject to a written tax allocation agreement (the “Agreement”). The Agreement sets forth the manner in which the total combined federal income tax is allocated among the Parties. The Agreement provides the Company with the enforceable right to recoup federal income taxes paid in prior years in the event of future net losses, which it may incur. Further, the Agreement provides the Company with the enforceable right to utilize its net losses carried forward as an offset to future net income subject to federal income taxes.

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. (“FIN”) 48, “Accounting for Uncertainty in Income Taxes.” The NAIC is

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

evaluating the applicability of FIN 48 on statutory financial reporting. Because statutory guidance has not been issued, the Company has not yet determined the statutory impact of adoption on its statutory financial statements.

The Job Creation and Worker Assistance Act of 2002 suspended the limitation on the deductibility of the Company’s dividends paid to policyholders for 2001 through 2003. The Pension Funding Equity Act of 2004 repealed the limitation for 2005 and later years. Based on data released by the United States Internal Revenue Service (“IRS”) during 2006 and 2005, the Company revised its estimate of the financial effect of the limitation used at year end 2005 and 2004, respectively.

The American Jobs Creation Act of 2004, enacted October 22, 2004, included a one-time dividend received deduction on the repatriation of certain earnings to a U.S. taxpayer. Certain affiliates of the Company, recorded on an equity method, repatriated $50 million under this provision during the 2005 calendar year. These affiliates would have paid approximately an additional $6 million in taxes on the repatriated earnings without the onetime dividend received deduction.

In 2006, the Company settled tax issues with the federal government for the years 1984 through 1987, and 1998 through 2000. As a result of these settlements, the Company’s tax liability was reduced by $61 million in 2006. The IRS is currently examining tax years 2001 through 2003. Management believes any adjustments that may result from such examinations will not materially impact the Company’s financial position or liquidity. While the Company is not aware of any adjustments that should reasonably give rise to a material adverse impact to the Company’s operating results, the outcome of a particular proceeding may be material to the Company’s operating results for a particular period depending upon, among other factors, the size of the adjustment and the level of the Company’s income for the period.

17.	Business risks, commitments and contingencies

a.	Risks and uncertainties

The Company operates in a business environment subject to various risks and uncertainties. Such risks and uncertainties include, but are not limited to, interest rate risk and credit risk. Interest rate risk is the potential for interest rates to change, which can cause fluctuations in the value of investments and in the amounts due to policyholders. To the extent that fluctuations in interest rates cause the duration of assets and liabilities to differ, the Company attempts to control its exposure to this risk by, among other things, asset/liability matching techniques that account for the cash flow characteristics of the assets and liabilities. Credit risk is the risk that issuers of investments owned by the Company may default or that other parties may not be able to pay amounts due to the Company. The Company attempts to manage its investments to limit credit risk by diversifying its portfolio among various security types and industry sectors. Management does not believe that significant concentrations of credit risk existed as of December 31, 2006 and 2005 or for the three years ended December 31, 2006.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company’s currency exchange risk is related to non-U.S. dollar denominated investments, its medium-term note programs, and international insurance operations. The Company attempts to manage its currency exposure related to its medium-term note programs and a portion of its currency exposure related to its international operations through the use of derivatives. Capital invested by the Company, in its international operations, is hedged against currency exchange risk as the assets backing the capital are generally denominated in U.S. dollars.

Asset based management fees calculated as a percentage of the separate account assets are a source of revenue to the Company. Gains and losses in the equity markets may result in corresponding increases and decreases in the Company’s separate account assets and related revenue.

b.	Leases

The Company leases office space and equipment in the normal course of business under various non-cancelable operating lease agreements. Additionally, the Company, as lessee, has entered into various sublease agreements with affiliates for office space, such as OppenheimerFunds, Inc. and Babson Capital. Total rental expense on net operating leases was $35 million, $34 million and $32 million, which is net of $19 million, $16 million and $10 million of sublease receipts, for the years ended December 31, 2006, 2005 and 2004, respectively.

Future minimum commitments for all net operating lease contractual obligations as of December 31, 2006 were as follows:

	Leases	Subleases	Net Operating Leases
	(In Millions)
2007	$55	$20	$35
2008	49	20	29
2009	44	21	23
2010	41	22	19
2011	35	20	15
Thereafter	80	58	22

Total	$304	$161	$143

c.	Guaranty funds

The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies’ amounts to be used to pay benefits to policyholders and policy claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially impact its financial position, results of operations, or liquidity.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

d.	Litigation

The Company is involved in litigation arising in and out of the normal course of business, which seek both compensatory and punitive damages. While the Company is not aware of any actions or allegations that should reasonably give rise to a material adverse impact to the Company’s financial position or liquidity, the outcome of litigation cannot be foreseen with certainty.

The Company, along with numerous other defendants, has been named in an adversary proceeding in the Enron bankruptcy. In addition, in June 2005, the Company’s former Chief Executive Officer (“former CEO”) filed a demand for arbitration contesting his termination “for cause” from the Company. In 2006, the arbitration panel ruled that the former CEO’s conduct did not satisfy the Employment Contract’s requirement for a “for cause” termination and awarded him a portion of the compensation and severance benefits specified in his employment agreement. The Company has appealed this ruling to the Massachusetts state court. In 2006, the Company accrued an additional $9 million in compensation expense bringing the total accrual for this matter to approximately $71 million as of December 31, 2006.

In 2005, the Company received final approval of a nationwide class action settlement involving alleged insurance sales practices claims. In 2006, all appeals to this settlement were resolved. The settlement class includes all policyholders, with certain limited exceptions, who have or had an ownership interest in permanent life policies, term life policies or disability income policies issued between January 1, 1983 and December 31, 2003. As of December 31, 2006, the Company has paid $111 million of the original $268 million accrual.

It is the opinion of management that the ultimate resolution of these matters will not materially impact the Company’s financial position or liquidity. However, the outcome of a particular proceeding may be material to the Company’s operating results for a particular period depending upon, among other factors, the size of the loss or liability and the level of the Company’s income for the period.

e.	Regulatory inquiries

The Company is subject to governmental and administrative proceedings and regulatory examinations and investigations in the ordinary course of its business. The Company has cooperated fully with these regulatory agencies with regard to their examinations and investigations and has responded to information requests and comments.

These examinations and investigations include industry-wide investigations of issues such as (a) late trading and market timing in connection with mutual funds and variable insurance contracts, (b) revenue sharing, (c) compensation and bidding arrangements and possible anti-competitive activities between insurance producers and brokers and issuers of insurance products, and (d) marketing, pricing and sales of retirement products. In connection with examinations and investigations, the Company has been contacted by various regulatory agencies and state attorneys general including the Securities and Exchange Commission, U.S. Department of Labor, National Association of Securities

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Dealers, Commonwealth of Massachusetts Division of Insurance, the State of Connecticut Insurance Department, and the Attorneys General of Connecticut, Massachusetts and New York.

The Company believes that it is reasonable to expect that regulatory inquiries, examinations and investigations into the financial services industry will continue for the foreseeable future and may result in new industry-wide legislation, rules, and regulations that could significantly affect the financial services industry as a whole. It is the opinion of management that the ultimate resolution of these matters will not materially impact the Company’s financial position or liquidity. The outcome of a particular matter may be material to the Company’s operating results for a particular period depending upon, among other factors, the size of the matter and the level of the Company’s income for the period.

f.	Commitments

In the normal course of business, the Company provides specified guarantees and funding to MMHLLC and certain of its subsidiaries. As of December 31, 2006 and 2005, the Company had approximately $130 million of outstanding unsecured funding commitments. As of December 31, 2006 and 2005, the Company had no liability attributable to the funding commitments.

In the normal course of business, the Company enters into letter of credit arrangements. As of December 31, 2006 and 2005, the Company had approximately $87 million and $74 million of outstanding letters of credit, respectively. As of December 31, 2006 and 2005, the Company had no liability attributable to the letter of credit arrangements.

MMHLLC entered into an international asset management agreement that includes guarantees to pay damages suffered by a customer incurred as a result of breach of MMHLLC’s obligation under the agreement, and for any willful default, negligence or fraud by MMHLLC or its subsidiaries. As of December 31, 2006, MMHLLC had no outstanding obligations attributable to these guarantees. This guarantee is subject to a $66 million limitation.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

In the normal course of business, the Company enters into commitments to purchase certain investments. The majority of these commitments have funding periods that extend between one and five years except Low Income Housing Tax Credits (“LIHTC”) which extend up to eight years. The Company is not required to fund commitments once the commitment period expires. As of December 31, 2006, the Company had the following commitments:

	2007	2008	2009	2010	There after	Total
	(In Millions)
Private placements	$354	$159	$121	$64	$312	$1,010
Mortgage loans	245	432	392	66	7	1,142
Real estate	20	—	—	—	—	20
Joint ventures, partnerships and LLCs	713	255	115	271	968	2,322
LIHTC Investments (including equity contributions)	30	9	—	—	2	41

Total	$1,362	$855	$628	$401	$1,289	$4,535

In November 2006, MassMutual Capital Partners LLC (“MassMutual Capital”), a newly formed indirect wholly-owned subsidiary of the Company, committed to purchase $300 million of newly issued convertible preferred stock of an unaffiliated reinsurer, representing a 34.4 percent ownership interest. This transaction is subject to the approval of the reinsurer’s shareholders and, if approval is received, a closing in the second quarter of 2007 is anticipated.

In June 2005, the Company and MassMutual Funding LLC, jointly as borrowers, entered into a five year revolving credit facility in the amount of $500 million. This facility was established with a syndicate of lenders, and may be used for general corporate purposes and commercial paper back-up. As of December 31, 2006 and 2005, the Company had no liability attributable to this facility.

In connection with acquisitions and dispositions, the Company had commitments related to property lease arrangements, certain indemnities, investments and other business obligations, in the normal course of business. As of December 31, 2006 and 2005, the Company had no outstanding obligations attributable to these commitments.

Certain commitments and guarantees of the Company provide for the maintenance of subsidiary regulatory capital and surplus levels and liquidity sufficient to meet certain obligations. These commitments and guarantees are not limited. As of December 31, 2006 and 2005, the Company had no outstanding obligations attributable to these commitments and guarantees.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

18.	Withdrawal characteristics

a.	Annuity actuarial reserves and liabilities for deposit-type contracts

The withdrawal characteristics of the Company’s annuity actuarial reserves and deposit-type contracts as of December 31, 2006 are illustrated below:

	Amount	% of Total
	(In Millions)
Subject to discretionary withdrawal -
With fair value adjustment	$7,689	15%
At book value less current surrender charge of 5% or more	401	1
At fair value	33,593	65

Subtotal	41,683	81%
Subject to discretionary withdrawal -
At book value without fair value adjustment	2,304	5
Not subject to discretionary withdrawal	7,386	14

Total	$51,373	100%

The following is the reconciliation of total annuity actuarial reserves and liabilities for deposit-type contracts as of December 31, 2006:

(In Millions)
Statutory Statements of Financial Position:
Policyholders’ reserves – group annuities	$8,893
Policyholders’ reserves – individual annuities	3,151
Policyholders’ reserves – guaranteed investment contracts	586
Liabilities for deposit-type contracts	3,586

Subtotal	16,216

Separate Account Annual Statement:
Annuities	33,586
Other annuity contract deposit funds and guaranteed interest contracts	1,571

Subtotal	35,157

Total	$51,373

b.	Separate accounts

The Company has separate accounts classified as the following: (1) indexed, which are invested to mirror an established index based on the guarantee; (2) non-indexed, which have reserve interest rates at no greater than 4% and/or fund long-term interest guarantee in excess of a year that does not exceed 4%; and (3) non-guaranteed, which are variable accounts where the benefit is determined by the performance and/or market value of the investment held in the separate account with incidental risk, notional expense, and minimum death benefit guarantees.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Information regarding the separate accounts of the Company as of and for the year ended December 31, 2006 is as follows:

	Indexed	Non- Indexed	Non- Guaranteed	Total
	(In Millions)
Net premium, considerations or deposits	$497	$—	$6,398	$6,895

Reserves:
For accounts with assets at:
Fair value	$1,565	$984	$34,736	$37,285
Amortized cost	—	—	—	—

Total reserves	1,565	984	34,736	37,285
Other liabilities	—	—	428	428

Total	$1,565	$984	$35,164	$37,713

By withdrawal characteristics:
Subject to withdrawal:
With fair value adjustment	$1,062	$—	$—	$1,062
At book value without fair value adjustment and current surrender charge of 5% or more	—	—	448	448
At fair value, which may or may not have a surrender charge	—	984	34,196	35,180
At book value without fair value adjustment and with current surrender charge less than 5%	—	—	92	92

Subtotal	1,062	984	34,736	36,782
Other liabilities	503	—	428	931

Total	$1,565	$984	$35,164	$37,713

For the year ended December 31, 2006, net transfers to separate accounts which are included in the Statutory Statements of Income of $2,103 million, included transfers to separate accounts of $7,733 million and transfers from separate accounts of $5,630 million. In addition, $497 million of net deposits on deposit liabilities related to the Global Medium-Term Note Program were also transferred to separate accounts, but excluded from the Statutory Statements of Income.

19.	Presentation of the Statutory Statements of Cash Flows

As required by SSAP No. 69 “Statement of Cash Flows,” the Company has included in the Statutory Statements of Cash Flows, non-cash transactions primarily related to the following: (1) the exchange of bonds for bonds of $1,698 million, $3,245 million and $1,125 million for the years ended December 31, 2006, 2005 and 2004, respectively; (2) the conversion of stocks to stocks of $314 million, $123 million and $135 million for the years ended December 31, 2006, 2005 and 2004, respectively; (3) stock distributions from other invested assets of $111 million, $7 million and $2 million for the years ended December 31, 2006,

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

2005 and 2004, respectively; (4) the conversion of stocks to other invested assets of $71 million for the year ended December 31, 2006; (5) the conversion of bonds to stocks of $1 million, $9 million and $29 million for the years ended December 31, 2006, 2005 and 2004, respectively; (6) reclassification of short-term investments to bonds of $906 million for the year ended December 31, 2006; (7) the transfer of real estate assets from separate accounts to partnerships and limited liability companies of $398 million for the year ended December 31, 2006; (8) premium collected from customers that used policyholder dividends to pay renewal premium or to purchase additional insurance of $1,026 million, $884 million and $974 million for the years ended December 31, 2006, 2005 and 2004, respectively; (9) deposits from dividends left on deposit, to accumulate interest, of $40 million, $39 million and $44 million for the years ended December 31, 2006, 2005 and 2004, respectively; (10) policyholder dividends applied to reduce policy indebtedness of $19 million, $16 million and $18 million for the years ended December 31, 2006, 2005 and 2004, respectively; and (11) the transfer of real estate to separate accounts of $360 million for the year ended December 31, 2004.

20.	Subsidiaries and affiliated companies

A summary of ownership and relationship of the Company and its subsidiaries and affiliated companies as of December 31, 2006 is illustrated below. Subsidiaries are wholly-owned, except as noted.

Subsidiaries of Massachusetts Mutual Life Insurance Company
C.M. Life Insurance Company
MassMutual Holding LLC
The MassMutual Trust Company
MML Distributors, LLC

Subsidiaries of C.M. Life Insurance Company
MML Bay State Life Insurance Company

Subsidiaries of MassMutual Holding LLC
HYP Management LLC
MassMutual Assignment Company
MassMutual Benefits Management, Inc.
MassMutual Funding LLC
MassMutual Holding MSC, Inc.
MassMutual International LLC
MMHC Investment LLC
MML Investors Services, Inc.
MML Realty Management Corporation
Cornerstone Real Estate Advisers LLC
Babson Capital Management LLC
Oppenheimer Acquisition Corporation – 96.8%
MassMutual Baring Holding, LLC
MML Financial, LLC
MassMutual Capital Partners LLC

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Affiliates of Massachusetts Mutual Life Insurance Company
MML Series Investment Fund
MML Series Investment Fund II
MassMutual Select Funds
MassMutual Premier Funds

PART C

OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a) Financial Statements

Financial Statements included in Part A

Condensed Financial Information

Financial Statements included in Part B

The Registrant

Report of Independent Registered Public Accounting Firm

Statement of Assets and Liabilities as of December 31, 2006

Statements of Operations and Changes in Net Assets for the years ended December 31, 2006 and 2005

Notes to Financial Statements

The Depositor

Independent Auditors’ Report

Statutory Statements of Financial Position as of December 31, 2006 and 2005

Statutory Statements of Income for the years ended December 31, 2006, 2005, and 2004

Statutory Statements of Changes in Surplus for the years ended December 31, 2006, 2005, and 2004

Statutory Statements of Cash Flows for the years ended December 31, 2006, 2005, and 2004

Notes to Statutory Financial Statements

(b) Exhibits

Exhibit 1	Resolution of Board of Directors of the Company authorizing the establishment of the Separate Account.(1)

Exhibit 2	Not Applicable.

Exhibit 3	(i) Principal Underwriting Agreement.(3)

(ii) Underwriting and Servicing Agreement.(3)

Exhibit 4	Form of Individual Annuity Contract.(5)

Form of Contract Schedule(13)

Form of Guaranteed Minimum Income Benefit Rider(12)

Form of Guaranteed Minimum Withdrawal Benefit Rider(13)

Exhibit 5	Form of Individual Annuity Application(13)

Exhibit 6	(i) Copy of Articles of Incorporation of the Company.(1)

(ii) Copy of the Bylaws of the Company.(1)

1

Exhibit 7	Not Applicable.

Exhibit 8	(a) Fund Participation Agreements

Form of Participation Agreement with Oppenheimer Variable Account Funds and Oppenheimer, Inc.(8)

Form of Participation Agreement with Panorama Series Fund, Inc.(2)

Form of Participation Agreement with Fidelity Variable Products Fund, Fidelity Variable Insurance Products Fund II, and Fidelity Variable Insurance Products Fund III.(4)

Form of Participation Agreement with ING Variable Products Trust.(8)

Form of Participation Agreement with MML Series Investment Fund.(6)

Form of Participation Agreement with MML Series Investment Fund II.(6)

Form of Participation Agreement with AIM Variable Insurance Funds, Inc.(7)

Form of Participation Agreement with PIMCO Variable Insurance Trust and Allianz Global Investors Distributors LLC.(8)

(b) Rule 22c-2 Agreements(11)

AIM Variable Insurance Funds
Fidelity Variable Insurance Products Fund
ING Variable Products Trust
MML Series Investment Fund
MML Series Investment Fund II
Oppenheimer Variable Account Funds
Panorama Series Fund, Inc.
PIMCO Variable Insurance Trust

Exhibit 9	Opinion and Consent of Counsel.*

Exhibit 10	(i) Consent of Independent Registered Public Accounting Firm, KPMG LLP*

(ii) Powers of Attorney:

Stuart H. Reese(9)

Roger G. Ackerman(9)

James R. Birle(9)

Gene Chao(9)

James H. DeGraffenreidt(9)

Patricia Diaz Dennis(9)

James L. Dunlap(9)

William B. Ellis(9)

Robert Essner(9)

Robert M. Furek(9)

William B. Marx, Jr.(9)

John F. Maypole(9)

Marc Racicot(9)

Norman A. Smith(9)

Carol A. Leary(9)

Peter Lahaie(9)

Michael Rollings(10)

Exhibit 11	Not Applicable.

Exhibit 12	Not Applicable.

Exhibit 14	None.

2

(1)	Incorporated by reference to Registrant’s initial Registration Statement No. 333-45039 filed on January 28, 1998.
(2)	Incorporated by reference to Registration Statement No. 333-22557, filed on February 28, 1997.
(3)	Incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to Registration Statement No. 333-45039, filed on June 4, 1998.
(4)	Incorporated by reference to Initial Registration Statement No. 333-65887 filed on Form S-6 on October 20, 1998.
(5)	Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 333-112626 on Form N-4 on July 29, 2004.
(6)	Incorporated by reference to initial Registration Statement No. 333-130156 filed on December 6, 2005.
(7)	Incorporated by reference to initial Registration Statement No. 333-131007 filed on January 13, 2006.
(8)	Incorporated by reference to Post-Effective Amendment No. 9 to Registration Statement No. 333-80991, filed on Form N-4 in April 2006.
(9)	Incorporated by reference to Post-Effective Amendment No. 9 to Registration No. 333-81015, filed in April 2006.
(10)	Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 333-131007 on Form N-4/A, filed with the Commission as an exhibit on November 3, 2006.
(11)	Incorporated by reference to Post-Effective Amendment No. 10 to Registration Statement No. 333-80991, filed in April 2007.
(12)	Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement No. 333-112626, filed June 1, 2007.
(13)	Incorporated by reference to Post-Effective Amendment No. 9 to Registration Statement No. 333-112626, filed in October 2007.
*	Filed herewith.

Item 25. Directors and Officers of the Depositor

3

Directors of Massachusetts Mutual Life Insurance Company

Roger G. Ackerman, Director P.O. Box 45 Phoenix, NY 13135	Robert M. Furek, Director 1370 Cutler Court Marco Island, FL 34145

Thomas C. Barry, Director 320 Park Avenue, 28th Floor New York, NY 10022	Carol A. Leary, Director 588 Longmeadow Street Longmeadow, MA 01106

James R. Birle, Lead Director 1295 State Street Springfield, MA 01111	William B. Marx, Jr., Director 5 Peacock Lane Village of Golf, FL 33436-5299

James H. DeGraffenreidt, Jr., Director 101 Constitution Avenue, NW Washington, DC 20080	John F. Maypole, Director 55 Sandy Hook Road - North Sarasota, FL 34242

Patricia Diaz Dennis, Director 175 East Houston, Room 11-A-50 San Antonio, TX 78205	Marc Racicot, Director 1130 Connecticut Ave., NW, Suite 1000 Washington, DC 20036

James L. Dunlap, Director

1659 North Boulevard

Houston, TX 77006

William B. Ellis, Director

31 Pound Foolish Lane

Glastonbury, CT 06033

Robert A. Essner, Director

5 Giralda Farms

Madison, NJ 07940

Executive Vice Presidents:

Stuart H. Reese, Director, Chairman, President and
Chief Executive Officer (Principal Executive Officer)

1295 State Street

Springfield, MA 01111

William T. Spitz, Director

16 Wynstone

Nashville, TN 37215

Frederick C. Castellani 1295 State Street Springfield, MA 01111

Roger W. Crandall 1295 State Street Springfield, MA 01111

William F. Glavin, Jr. 1295 State Street Springfield, MA 01111

John V. Murphy 1295 State Street Springfield, MA 01111 Mark Roellig 1295 State Street Springfield, MA 01111

Michael T. Rollings 1295 State Street Springfield, MA 01111

Elaine A. Sarsynski 1295 State Street Springfield, MA 01111

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant

The assets of the Registrant, under state law, are assets of MassMutual.

The registrant may also be deemed to be under common control with other separate accounts established by MassMutual and its life insurance subsidiaries, C.M. Life Insurance Company and MML Bay State Life Insurance Company, which are registered as unit investment trusts under the Investment Company Act of 1940.

The discussion that follows indicates those entities owned directly or indirectly by Massachusetts Mutual Life Insurance Company:

4

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

ORGANIZATIONAL SUMMARY

I. DIRECT SUBSIDIARIES OF MASSMUTUAL—MassMutual is the sole owner of each subsidiary unless otherwise indicated.

A.	C.M. Life Insurance Company (May 11, 1981), a Connecticut corporation which operates as a life and health insurance company.

1.	MML Bay State Life Insurance Company (April 1, 1935), a Connecticut corporation which operates as a life and health insurance company.

2.	CML Mezzanine Investor, LLC (October 18, 2005), a Delaware limited liability company that acts as a blocker entity for C.M. Life Insurance Company.

B.	MML Distributors, LLC (Nov. 10, 1994), a Connecticut limited liability company which operates as a securities broker-dealer. (MassMutual Holding LLC - 1%.)

C.	MassMutual Holding LLC (Nov. 30, 1984), a Delaware limited liability company which operates as a holding company for certain MassMutual entities.

MassMutual Holding LLC is the sole owner of each subsidiary or affiliate unless otherwise indicated.

1.	MML Investors Services, Inc. (Dec. 31, 1981), a Massachusetts corporation which operates as a securities broker-dealer.

a.	MML Insurance Agency, Inc. (Nov. 16, 1990), a Massachusetts corporation which operates as an insurance broker.

b.	MMLISI Financial Alliances, LLC, a Delaware limited liability company which operates as a broker-dealer. (MML Investors Services, Inc. – 51% and Series Members – 49%)

2.	MassMutual Holding MSC, Inc. (Dec. 26, 1996), a Massachusetts corporation which operates as a holding company for MassMutual positions in investment entities organized outside of the United States. This subsidiary qualifies as a “Massachusetts Security Corporation” under Chapter 63 of the Massachusetts General Laws. MassMutual Holding MSC, Inc. is the sole owner of each subsidiary or affiliate unless otherwise indicated.

a.	MassMutual Corporate Value Limited (Aug. 24, 1994), a Cayman Islands corporation which holds a 88.4% ownership interest in MassMutual Corporate Value Partners Limited, another Cayman Islands corporation operating as a high-yield bond fund. (MassMutual Holding MSC, Inc. - 46%).

1.)	MassMutual Corporate Value Partners Ltd. (Aug. 24, 1994), owned 88.4% by MassMutual Corporate Value Limited.

b.	9048-5434 Quebec, Inc. (April 4, 1997), a Canadian corporation, which used to operate as the owner of Hotel du Parc in Montreal, Quebec, Canada. Inactive.

c.	1279342 Ontario Limited (Jan. 29, 1998), a Canadian corporation which operates as the owner of Deerhurst Resort in Huntsville, Ontario, Canada.

3.	Cornerstone Real Estate Advisers, LLC (Jan. 20, 1994), a Delaware limited liability company which operates as an investment adviser.

a.	Cornerstone Office Management, LLC (May 28, 1987), a Delaware limited liability company which serves as the general partner of Cornerstone Suburban Office, L.P. (Cornerstone Real Estate Advisers, LLC - 50%; MML Realty Management Corporation - 50%).

4.	Babson Capital Management LLC (July 5, 1940), a Delaware limited liability company which operates as an investment adviser.

a.	Babson Capital Securities Inc (July 1, 1994), a Massachusetts corporation which operates as a securities broker-dealer.

b.	Babson Capital Management Inc., a Delaware corporation that holds a “corporation” real estate license.

c.	FITech Asset Management, L.P. (“AM”) (June 9, 1999) is a Delaware Limited Partnership, formed to manage FITech Domestic Value, L.P. (“the Fund”), a “fund-of-funds” that invests in hedge funds. (Babson Capital Management LLC is a limited partner in AM with a controlling interest - 58%).

d.	FITech Domestic Partners, LLC (“DP”) (January 26, 2000) is a Delaware LLC that is the general partner of AM. (Babson Capital Management LLC owns a controlling interest -58% - of DP.)

e.	Babson Capital Japan KK, formerly known as MassMutual Investment Management Company (May 28, 2004), a Japanese registered investment adviser.

f.	Babson Capital Guernsey Limited, an investment management company organized under the laws of Isle of Guernsey.

1.)	Babson Capital Europe Limited, an institutional debt-fund manager organized under the laws of England and Wales.

a.)	Almack Holding Partnership GP Limited, an English company and wholly-owned subsidiary of Babson Capital Europe Limited, will serve as a general partner of each of Almack Leveraged 1 LP, Almack Unleveraged 1 LP, Almack Leveraged 2 LP and Almack Unleveraged 2 LP.

b.)	Almack Mezzanine Fund Limited, an English company and wholly-owned subsidiary of Babson Capital Europe Limited, will serve as general partner of Almack Mezzanine Founder LP and Almack Mezzanine I LP.

5.	Oppenheimer Acquisition Corp. (June 21, 1990), a Delaware corporation which operates as a holding company for the Oppenheimer companies (MassMutual Holding LLC - 97.9%).

a.	OppenheimerFunds, Inc. (Oct. 23, 1987), a Colorado corporation which operates as the investment adviser to the Oppenheimer Funds.

1.)	Centennial Asset Management Corporation (May 8, 1987), a Delaware corporation which operates as investment adviser and general distributor of the Centennial Funds.

2.)	OppenheimerFunds Distributor, Inc. (July 3, 1978), a New York corporation which operates as a securities broker-dealer.

3.	Oppenheimer Real Asset Management, Inc. (Dec. 22, 1988), a Delaware corporation which is the sub-adviser to a mutual fund investing in the commodities markets.

4.)	Shareholder Financial Services, Inc. (Nov. 1, 1989), a Colorado corporation which operates as a transfer agent for mutual funds.

5.)	Shareholder Services, Inc. (Sept. 16, 1987), a Colorado corporation which operates as a transfer agent for various Oppenheimer and MassMutual funds.

6.)	OFI Private Investments, Inc. (March 20, 2000) is a New York based registered investment adviser which manages smaller separate accounts, commonly known as wrap-fee accounts, which are introduced by unaffiliated broker-dealers, on a subadvisory basis for a stated fee.

7.)	OFI Institutional Asset Management, Inc. (Nov. 20, 2000) is a New York based registered investment advisor which provides investment supervisory services on a discretionary basis to individual accounts, pension plans, insurance company separate accounts, public funds and corporations for a stated fee.

a.)	Trinity Investment Management Corporation (Nov. 1, 1974), a Pennsylvania corporation and registered investment adviser which provides portfolio management and equity research services primarily to institutional clients.

b.)	OFI Trust Company (1988), a New York corporation which conducts the business of a trust company.

c.)	HarbourView Asset Management Corporation (April 17, 1986), a New York corporation which operates as an investment adviser.

d.)	OppenheimerFunds International Distributor Limited (formerly known as OppenheimerFunds (Asia) Limited), a Hong Kong mutual fund marketing company. (10% by OFI).

8.)	OppenheimerFunds International, Ltd. (July 9, 1997), a wholly-owned subsidiary of OppenheimerFunds, Inc., is the manager of OppenheimerFunds Real Asset Futures plc and OppenheimerFunds plc, each a Dublin-based investment company, for which OppenheimerFunds, Inc. provides portfolio management services as an investment adviser.

b.	Tremont Group Holdings, Inc. (previously, Tremont Capital Management, Inc.) (June 28, 2001), a New York-based investment services provider which specializes in hedge funds.

1.)	Tremont (Bermuda), Ltd., a Bermuda-based investment adviser.

2.)	Tremont Partners, Inc., (1984) a Connecticut corporation that is a registered investment adviser.

3.)	Tremont Capital Management Limited, a company based in the United Kingdom.

4.)	Tremont Securities, Inc., a New York company that acts as a registered broker dealer.

5.)	Tremont Capital Management, Corp. (owned 77% by Tremont Capital Management, Inc.), a New York company.

6.)	Tremont Capital Management (Asia) Limited, a Hong Kong company.

7.)	Tremont Capital Management (Ireland) Limited, the manager of an Irish umbrella trust that manages a series of non-US strategy based funds.

8.)	Tremont GP, Inc., a Delaware corporation.

6.	HYP Management LLC (July 24, 1996), a Delaware limited liability company which operates as the “LLC Manager” of MassMutual High Yield Partners II LLC, a high yield bond fund.

7.	MassMutual Benefits Management, Inc. (March 20, 1991), a Delaware corporation which supports MassMutual with benefit plan administration and planning services.

8.	MMHC Investment LLC (July 24, 1996), a Delaware limited liability company which is a passive investor in MassMutual investments.

9.	MML Realty Management Corporation (Oct. 14, 1968), a Massachusetts corporation which formerly operated as a manager of properties owned by MassMutual.

a.	Cornerstone Office Management, LLC (May 28, 1987), a Delaware limited liability company which serves as the general partner of Cornerstone Suburban Office, L.P. (MML Realty Management Corporation - 50%; Cornerstone Real Estate Advisers LLC - 50%).

10.	MassMutual International LLC (Feb. 19, 1996), a Delaware corporation which operates as a holding company for those entities constituting MassMutual’s international insurance operations. MassMutual International LLC is the sole owner of each of the subsidiaries or affiliates listed below unless otherwise indicated.

a.	MassMutual Asia Limited, a corporation organized in Hong Kong which operates as a life insurance company. (Owned 99.99% by MassMutual International LLC and .01% by MassMutual Holding LLC.)

1.)	MassMutual Insurance Consultants Limited, a corporation organized in Hong Kong which operates as a general insurance agent. (MassMutual Asia Limited owns 99.99% and MassMutual Services Limited owns .01%).

2.)	MassMutual Trustees Limited, a corporation organized in Hong Kong which operates as an approved trustee for the mandatory provident funds. (Owned 20% each by MassMutual Asia Limited, MassMutual Services Limited (in trust for MassMutual Asia Ltd.), MassMutual Guardian Limited (in trust for MassMutual Asia Ltd.), Protective Capital (International) Limited, and Kenneth Yu (in trust for MassMutual Asia Ltd.)).

3.)	Protective Capital (International) Limited, a corporation organized in Hong Kong which is a dormant investment company currently holding 6.38% of MassMutual Life Insurance Company in Japan. (Owned 99.98% by MassMutual Asia Limited, .01% by Ling Sau Lei and .01% by Jones Leung.).

4.)	MassMutual Services Limited, a corporation organized in Hong Kong which provided policyholders with estate planning services. This company is now inactive. (MassMutual Asia Ltd. - 50%, Protective Capital (International) Limited - 50%).

5.)	MassMutual Guardian Limited, a corporation organized in Hong Kong which provided policyholders with estate planning services. This company is now inactive. (MassMutual Asia Ltd. - 50%, Protective Capital (International) Limited - 50%).

6.)	MassMutual Asia Investors Limited, a Hong Kong company that provides investment advisory services.

b.	MassMutual Internacional (Chile) Limitada, a corporation organized in the Republic of Chile which operates as a holding company. (MassMutual International LLC - 79.43%; MassMutual Holding LLC - .07%; 1279342 Ontario Limited - 20.5%).

1.)	MassMutual (Chile) Limitada (September 13, 2006), a limited liability company organized in the Republic of Chile. (MassMutual Internacional (Chile) Limitada - 99.99 % and MassMutual International LLC - .01%).

a.)	Compañia de Seguros CorpVida S.A., corporation organized in the Republic of Chile which operates as an insurance company. (MassMutual Internacional (Chile) Limitada - 33.49%).

c.	MassMutual (Bermuda) Ltd., a corporation organized in Bermuda which operates as an exempted insurance company.

d.	MassMutual Europe S.A., a corporation organized in the Grand Duchy of Luxembourg which operates as a life insurance company.

e.	MassMutual International Holding MSC, Inc., a Massachusetts corporation which currently acts as a holding company for MMI’s interest in Taiwan.

1.)	MassMutual Mercuries Life Insurance Company, a Taiwan corporation which operates as a life insurance company. (MassMutual International Holding MSC, Inc. - 39.01%).

2.)	Fuh Hwa Securities Investment Trust Co. Ltd, a mutual fund firm in Taiwan (MassMutual Mercuries Life Insurance Company - 30.71%; MassMutual International Holding MSC, Inc. - 21.14%)

f.	MassMutual Life Insurance Company, a Japanese corporation which operates as a life insurance company. (MassMutual International LLC - 80.03%; MM Real Estate GK - 7.64%; Protective Capital (International) Ltd. - 6.38%; MassMutual Asia Limited - 5.93%; and MassMutual Life Insurance Company - .02%).

1.)	Hakone Fund LLC, a Delaware limited liability company authorized to purchase, borrow, sell and otherwise trade in securities, shares and other financial instruments and contracts of U.S. and non-U.S. entities.

2.)	Hakone Fund II LLC, a Delaware limited liability company authorized to purchase, borrow, sell and otherwise trade in securities, shares and other financial instruments and contracts of U.S. and non-U.S. entities.

g.	MM Real Estate GK, a Japanese entity which holds and manages real estate. (MassMutual Life Insurance Company - 4.8%; MassMutual International LLC - 95.2%).

11.	MassMutual Funding LLC (May 11, 2000), a Delaware limited liability company which issues commercial paper.

12.	MassMutual Assignment Company (Oct. 4, 2000), a North Carolina corporation which operates a structured settlement business.

13.	MML Financial, LLC (May 7, 2004), a Delaware limited liability company which operates as a holding company.

a.	MML Investment Products, LLC, (November 9, 2004) a Delaware limited liability company licensed to carry on any lawful business purpose or activity not restricted by the Delaware Limited Liability Company Act. This company primarily makes investments.

b.	MML Assurance, Inc. (November 29, 2004), a New York insurance company.

c.	Invicta Holdings LLC (April 12, 2006), a Delaware limited liability company that acts as a holding company.

1.)	Invicta Advisors LLC (April 12, 2006), a Delaware limited liability company that will serve as the management entity of Invicta Credit LLC.

2.)	Invicta Capital LLC (April 12, 2006), a Delaware limited liability company that will guarantee the obligations of Invicta Credit LLC.

a.)	Invicta Credit LLC (April 12, 2006), a Delaware limited liability company that will operate as a credit derivative product company selling credit protection using credit default swaps.

14.	MassMutual Baring Holding, LLC (October 14, 2005), a Delaware limited liability company that will act as a holding company for certain MassMutual subsidiaries.

a.	MassMutual Holdings (Bermuda) Ltd., a Bermuda company that acts as a holding company for certain MassMutual subsidiaries.

1.)	Baring Asset Management Limited (April 6, 1994), a company incorporated under the laws of England and Wales that acts an investment manager/adviser.

a.)	Baring Fund Managers Limited (October 29, 1968), a company incorporated under the laws of England and Wales that acts as a manager of BAM UK Collective Investment Schemes.

b.)	Baring International Investment Limited (June 7, 1979), a company incorporated under the laws of England and Wales that acts as an investment manager/adviser.

c.)	Baring Pension Trustees Limited, a company organized under the laws of England and Wales that acts as a trustee for the pension scheme covering UK-based employees of Baring Asset Management Limited.

d.)	Baring Private Investment Management Limited (February 23, 1989), a company incorporated under the laws of England and Wales. This is a non-trading company.

e.)	Baring Investment Services Limited (May 18, 1988), a company incorporated under the laws of England and Wales that acts as a service company which supports all the BAM Group operating companies within the UK.

f.)	Baring International Investment Management Holdings Limited (November 12, 1985), a company incorporated under the laws of England and Wales that acts as an intermediate holding company.

i.	Baring Asset Management GmbH (February 21, 2000), a company incorporated under the laws of Germany that provides marketing and client services regarding investment funds and other asset management products of the BAM group.

ii.	Baring France S.A.S. (July 24, 1997), a company incorporated under the laws of France that handles distribution and client services for qualified investors

iii.	Baring Investment Administrative Services (South Africa) Limited (September 4, 1998), a company incorporated under the laws of South Africa. The company was incorporated to serve as the South African Representative Office for selected collective investment schemes as contemplated in the Regulations made pursuant to Section 37A(1) of the Units Trusts Control Act, 1981 as amended.

iv.	Baring International Investment Management Limited (October 26, 1973), an intermediate holding company organized in Hong Kong.

aa.	Baring Mutual Fund Management S.A.(June 8, 1989), a company organized in the Grand Duchy of Luxembourg that acts as the manager of the New Russia Fund.

bb.	Baring Asset Management UK Holdings Limited (October 25, 1983), a company incorporated under the laws of England and Wales that acts as an intermediate holding company.

i.)	Baring Asset Management (CI) Limited (July 18, 1990), an investment management company organized under the laws of the Isle of Guernsey.

ii.)	Baring International Fund Managers (Ireland) Limited (July 16, 1990), a company incorporated under the laws of Ireland that acts as a manager of BAM Irish Collective Investment Schemes and Funds.

iii.)	Baring Mutual Fund Management (Ireland) Limited (November 29, 1991), a company incorporated under the laws of Ireland that acts as an investment adviser.

iv.)	Baring Sice (Taiwan) Limited (March 15, 1990), a regulated company organized in Taiwan.

v.)	Baring Asset Management (Asia) Holdings Limited (June 7, 1985), an intermediate holding company organized in Hong Kong.

aa.)	Baring Asset Management (Asia) Limited (March 15, 1985), a company organized in Hong Kong that acts as an investment adviser.

bb.)	Baring International Fund Managers (Bermuda) Limited (September 13, 1988), a company incorporated under the laws of Bermuda that acts as a trustee of Baring Korea Trust Fund Ltd.’s undistributed funds.

cc.)	Baring Asset Management (Japan) Limited (January 13, 1986), a company organized in Japan that acts as an investment adviser.

dd.)	Baring Asset Management (Australia) Pty Limited (June 6, 1986), an investment adviser incorporated under the laws of Australia.

b.	Baring Asset Management Holdings, Inc. (March 16, 1979), a Delaware corporation that acts as an intermediate holding company.

1.)	Baring Asset Management, Inc. (September 28, 1967), a Massachusetts corporation that acts as an investment adviser.

2.)	Baring Investment Services, Inc. (December 22, 1987), a Delaware corporation that acts as a captive broker-dealer.

15.	MassMutual Capital Partners LLC (September 20, 2006), a Delaware single-member limited liability company. MassMutual Holding LLC is the sole member.

D.	The MassMutual Trust Company (Jan. 12, 2000), a federally chartered stock savings bank which performs trust services.

E.	MML Private Placement Investment Company I, LLC (May 15, 2007), a Delaware limited liability company.

F.	MML Private Equity Fund Investor LLC (December 6, 2006), a Delaware limited liability company that acts as a blocker entity for MassMutual and holds private equity fund investments.

G.	MML Mezzanine Investor, LLC (October 18, 2005), a Delaware limited liability company that acts as a blocker entity for MassMutual.

H.	MMC Equipment Finance LLC (January 27, 2007), a Delaware limited liability company established to engage primarily in equipment finance and leasing activities.

1.	MassMutual Asset Finance LLC (formerly known as Winmark Equipment Finance, LLC) is an equipment financing company which provides collateralized lending, financing and leasing services nationwide.

II. REGISTERED INVESTMENT COMPANY AFFILIATES

Each of the following entities is a registered investment company sponsored by MassMutual or one of its affiliates.

•	MassMutual Premier Funds, a Massachusetts business trust that operates as an open-end investment company. The majority of shares are owned by MassMutual.

•	MML Series Investment Fund, a Massachusetts business trust that operates as an open-end investment company. All shares issued by the Trust are owned by MassMutual and certain of its affiliates.

•	MassMutual Corporate Investors, a Massachusetts business trust which operates as a closed-end investment company.

•	MassMutual Select Funds, a Massachusetts business trust that operates as an open-end investment company. The majority of shares are owned by MassMutual.

•	MassMutual Participation Investors, a Massachusetts business trust which operates as a closed-end investment company.

•

MML Series Investment Fund II, a Massachusetts business trust that operates as an open-end investment company. All shares issued by MML Series Investment Fund II are owned by MassMutual and certain of its affiliates.

•	The Greater China Fund, Inc and The Asia Pacific Fund, Inc: closed-end registered investment companies to which Baring Asset Management (Asia) Limited is the investment adviser.

•	Bond Fund Series

•	Centennial California Tax-Exempt Trust

•	Centennial Government Trust

•	Centennial Money Market Trust

•	Centennial New York Tax Exempt Trust

•	Centennial Tax Exempt Trust

•	OFI Tremont Core Strategies Hedge Fund

•	OFI Tremont Market Neutral Hedge Fund

•	Oppenheimer Absolute Return Fund

•	Oppenheimer AMT-Free Municipals

•	Oppenheimer AMT-Free New York Municipals

•	Oppenheimer Balanced Fund

•	Oppenheimer Baring China Fund

•	Oppenheimer Baring Japan Fund

•	Oppenheimer Baring SMA International Fund

•	Oppenheimer California Municipal Fund

•	Oppenheimer Capital Appreciation Fund

•	Oppenheimer Capital Income Fund

•	Oppenheimer Cash Reserves

•	Oppenheimer Champion Income Fund

•	Oppenheimer Commodity Strategy Total Return Fund

•	Oppenheimer Developing Markets Fund

•	Oppenheimer Discovery Fund

•	Oppenheimer Dividend Growth Fund

•	Oppenheimer Emerging Growth Fund

•	Oppenheimer Emerging Technologies Fund

•	Oppenheimer Enterprise Fund

•	Oppenheimer Equity Fund, Inc.

•	Oppenheimer Equity Income Fund, Inc.

•	Oppenheimer Global Fund

•	Oppenheimer Global Opportunities Fund

•	Oppenheimer Global Value Fund

•	Oppenheimer Gold & Special Minerals Fund

•	Oppenheimer Growth Fund

•	Oppenheimer Institutional Money Market Fund

•	Oppenheimer Integrity Funds

•	Oppenheimer International Bond Fund

•	Oppenheimer International Diversified Fund

•	Oppenheimer International Growth Fund

•	Oppenheimer International Large-Cap Core Trust (in the process of de-registering)

•	Oppenheimer International Small Company Fund

•	Oppenheimer International Value Trust

•	Oppenheimer Limited Term California Municipal Fund

•	Oppenheimer Limited-Term Government Fund

•	Oppenheimer Main Street Funds, Inc.®

•	Oppenheimer Main Street Opportunity Fund®

•	Oppenheimer Main Street Small Cap Fund®

•	Oppenheimer Master Loan Fund, LLC

•	Oppenheimer MidCap Fund

•	Oppenheimer Money Market Fund, Inc.

•	Oppenheimer Multi-State Municipal Trust

•	Oppenheimer Municipal Fund

•	Oppenheimer Portfolio Series

•	Oppenheimer Portfolio Series Fixed Income Investor Fund

•	Oppenheimer Principal Protected Trust II®

•	Oppenheimer Principal Protected Trust III®

•	Oppenheimer Principal Protected Trust®

•	Oppenheimer Quest For Value Funds

•	Oppenheimer Quest International Value Fund, Inc.

•	Oppenheimer Real Estate Fund

•	Oppenheimer Rising Dividends Fund, Inc.

•	Oppenheimer Rochester Arizona Municipal Fund

•	Oppenheimer Rochester Maryland Municipal Fund

•	Oppenheimer Rochester Massachusetts Municipal Fund

•	Oppenheimer Rochester Michigan Municipal Fund

•	Oppenheimer Rochester Minnesota Municipal Fund

•	Oppenheimer Rochester North Carolina Municipal Fund

•	Oppenheimer Rochester Ohio Municipal Fund

•	Oppenheimer Rochester Virginia Municipal Fund

•	Oppenheimer Select Value Fund

•	Oppenheimer Senior Floating Rate Fund

•	Oppenheimer Series Fund, Inc.

•	Oppenheimer SMA Core Bond Fund

•	Oppenheimer SMA International Bond Fund

•	Oppenheimer Strategic Trust

•	Oppenheimer Transition 2010

•	Oppenheimer Transition 2015

•	Oppenheimer Transition 2020

•	Oppenheimer Transition 2030

•	Oppenheimer Tremont Market Neutral Fund, LLC

•	Oppenheimer Tremont Opportunity Fund, LLC

•	Oppenheimer U.S. Government Trust

•	Oppenheimer Variable Account Funds

•	Panorama Series Fund, Inc.

•	Rochester Fund Municipals

•	Rochester Portfolio Series

•	Tennenbaum Opportunities Fund V, LLC (a nondiversified closed-end management investment company co-managed by Babson Capital Management LLC)

•	Special Value Opportunities Fund, LLC (a nondiversified closed-end management investment company co-managed by Babson Capital Management LLC)

•	Special Value Continuation Fund, LLC (a nondiversified closed-end management investment company co-managed by Babson Capital Management LLC)

•	Special Value Continuation Partners, LP (a nondiversified closed-end management investment company co-managed by Babson Capital Management LLC)

•	Tennenbaum Opportunities Partners V, LP (a nondiversified closed-end management investment company co-managed by Babson Capital Management LLC)

Item 27. Number Of Contract Owners

As of October 31, 2007, the number of contract owners was 25,704.

Item 28. Indemnification

5

RULE 484 UNDERTAKING

MassMutual directors and officers are indemnified under Article V of the by-laws of Massachusetts Mutual Life Insurance Company, as set forth below.

Article	V. of the Bylaws of MassMutual provides for indemnification of directors and officers as follows:

Article	V. Subject to limitations of law, the Company shall indemnify:

(a)	each director, officer or employee;

(b)	any individual who serves at the request of the Company as a director, board member, committee member, officer or employee of any organization or any separate investment account; or

(c)	any individual who serves in any capacity with respect to any employee benefit plan,

from and against all loss, liability and expense imposed upon or incurred by such person in connection with any action, claim or proceeding of any nature whatsoever, in which such person may be involved or with which he or she may be threatened, by reason of any alleged act, omission or otherwise while serving in any such capacity. Indemnification shall be provided although the person no longer serves in such capacity and shall include protection for the person’s heirs and legal representatives.

Indemnities hereunder shall include, but not be limited to, all costs and reasonable counsel fees, fines, penalties, judgments or awards of any kind, and the amount of reasonable settlements, whether or not payable to the Company or to any of the other entities described in the preceding paragraph, or to the policyholders or security holders thereof.

Notwithstanding the foregoing, no indemnification shall be provided with respect to:

(1)	any matter as to which the person shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Company or, to the extent that such matter relates to service with respect to any employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan;

(2)	any liability to any entity which is registered as an investment company under the Federal Investment Company Act of 1940 or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office; and

(3)	any action, claim or proceeding voluntarily initiated by any person seeking indemnification, unless such action, claim or proceeding had been authorized by the Board of Directors or unless such person’s indemnification is awarded by vote of the Board of Directors.

In any matter disposed of by settlement or in the event of an adjudication which in the opinion of General Counsel or his delegate does not make a sufficient determination of conduct which could preclude or permit indemnification in accordance with the preceding paragraphs (1), (2) and (3), the person shall be entitled to indemnification unless, as determined by the majority of the disinterested directors or in the opinion of counsel (who may be an officer of the Company or outside counsel employed by the Company), such person’s conduct was such as precludes indemnification under any of such paragraph.

The Company may at its option indemnify for expenses incurred in connection with any action or proceeding in advance of its final disposition, upon receipt of a satisfactory undertaking for repayment if it be subsequently determined that the person thus indemnified is not entitled to indemnification under this Article V.

Item 29. Principal Underwriters

(a) MML Distributors, LLC, a controlled subsidiary of MassMutual, acts as principal underwriter for registered separate accounts of MassMutual, C.M. Life and MML Bay State and for the MML Series Investment Fund and the MML Series Investment Fund II.

(b) MML Distributors, LLC, is the principal underwriter for the contracts. The following people are officers and member representatives of the principal underwriter.

6

OFFICERS AND MEMBER REPRESENTATIVES MML DISTRIBUTORS, LLC

Name	Officer	Business Address
William F. Glavin	Chief Executive Officer, President and Springfield OSJ Supervisor	1295 State Street Springfield, MA 01111-0001

Peter G. Lahaie	Chief Financial Officer, Vice President and Treasurer

Andrew Dickey	Member Representative Massachusetts Mutual Life Insurance Co. Member Representative MassMutual Holding L.L.C.	1295 State Street Springfield, MA 01111-0001

Robert S. Rosenthal	Vice President Chief Legal Officer Secretary	1295 State Street Springfield, MA 01111-0001

Kevin LaComb	Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Edward K. Duch, III	Assistant Secretary	1295 State Street Springfield, MA 01111-0001

Susan Scanlon	Chief Compliance Officer and Enfield OSJ Supervisor	100 Bright Meadow Blvd. Enfield, CT 06082

Marilyn Edstrom	Entity Contracting Officer	1295 State Street Springfield, MA 01111-0001

Kathy Rogers	Continuing Education Officer	1295 State Street Springfield, MA 01111-0001

Alan Taylor	Registration Manager	1295 State Street Springfield, MA 01111-0001

Donna Watson	Cash and Trading Supervisor Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Bruce C. Frisbie	Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Robert Wittneben	Chief Information Officer	1295 State Street Springfield, MA 01111-0001

Jennifer L. Lake	Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Lenore MacWade	Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Denise Kresock	Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Cade Cherry	Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Eric Wietsma	Retirement Services Supervisor	1295 State Street Springfield, MA 01111-0001

Camille Donald	Assistant Secretary	1295 State Street Springfield, MA 01111-0001

Michael R. Fanning	U.S. Insurance Group Supervisor	1295 State Street Springfield, MA 01111-0001

Ellen Dziura	Retirement Income Supervisor	100 Bright Meadow Blvd. Enfield, CT 06082

Item 30. Location of Accounts and Records

All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant at 100 Bright Meadow Boulevard, Enfield, CT 06082.

Item 31. Management Services

Not Applicable.

Item 32. Undertakings

(a)	Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen (16) months old for so long as payment under the variable annuity contracts may be accepted.

(b)	Registrant hereby undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

(c)	Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statement required to be made available under this Form promptly upon written or oral request.

(d)	Massachusetts Mutual Life Insurance Company hereby represents that the fees and charges deducted under the individual deferred variable annuity contract described in this Registration Statement in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Massachusetts Mutual Life Insurance Company.

7

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Massachusetts Mutual Variable Annuity Separate Account 4, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment No. 11 to Registration Statement No. 333-112626 pursuant to Rule 485(b) under the Securities Act of 1933 and has caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, all in the city of Springfield and the Commonwealth of Massachusetts, on December 14, 2007.

MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 4 MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY (Depositor)

By:	/s/ STUART H. REESE*
Stuart H. Reese President and Chief Executive Officer Massachusetts Mutual Life Insurance Company

/s/ STEPHEN L. KUHN
*Stephen L. Kuhn On December 14, 2007 as Attorney-in-Fact pursuant to power of attorney.

As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

8

Signature	Title	Date

/s/ STUART H. REESE* Stuart H. Reese	President and Chief Executive Officer (Principal Executive Officer)	December 14, 2007

/s/ MICHAEL T. ROLLINGS* Michael T. Rollings	Executive Vice President and Chief Financial Officer (Principal Financial Officer)	December 14, 2007

/s/ NORMAN A. SMITH* Norman A. Smith	Corporate Vice President and Controller (Principal Accounting Officer)	December 14, 2007

/S/ ROGER G. ACKERMAN* Roger G. Ackerman	Director	December 14, 2007

THOMAS C. BARRY Thomas C. Barry	Director

/s/ JAMES R. BIRLE* James R. Birle	Director	December 14, 2007

/s/ JAMES H. DEGRAFFENREIDT, JR.* James H. DeGraffenreidt, Jr.	Director	December 14, 2007

/S/ PATRICIA DIAZ DENNIS* Patricia Diaz Dennis	Director	December 14, 2007

/s/ JAMES L. DUNLAP* James L. Dunlap	Director	December 14, 2007

/s/ WILLIAM B. ELLIS* William B. Ellis	Director	December 14, 2007

/S/ ROBERT ESSNER* Robert Essner	Director	December 14, 2007

/s/ ROBERT M. FUREK* Robert M. Furek	Director	December 14, 2007

/s/ CAROL A. LEARY* Carol A. Leary	Director	December 14, 2007

/s/ WILLIAM B. MARX, JR.* William B. Marx, Jr.	Director	December 14, 2007

/s/ JOHN F. MAYPOLE* John F. Maypole	Director	December 14, 2007

/s/ MARC RACICOT* Marc Racicot	Director	December 14, 2007

WILLIAM T. SPITZ William T. Spitz	Director

/s/ STEPHEN L. KUHN *Stephen L. Kuhn	On December 14, 2007, as Attorney-in-Fact pursuant to powers of attorney

REPRESENTATION BY REGISTRANT’S COUNSEL

As attorney to the Registrant, I, James M. Rodolakis, have reviewed this Post-Effective Amendment No. 11 to Registration Statement No. 333-112626, and represent, pursuant to the requirement of paragraph (e) of Rule 485 under the Securities Act of 1933, that this Amendment does not contain disclosures which would render it ineligible to become effective pursuant to paragraph (b) of said Rule 485.

/s/    JAMES M. RODOLAKIS

James M. Rodolakis

Second Vice President and

Associate General Counsel

9

INDEX TO EXHIBITS

Exhibit 9	Opinion and Consent of Counsel

Exhibit 10(i)	Consent of Independent Registered Public Accounting Firm, KPMG LLP